As filed with the Securities and Exchange Commission on January 26, 2024
Securities Act Registration No. 033‑10451
Investment Company Act Registration No. 811‑04920

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                            X
Post-Effective Amendment No. 124            X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
Amendment No. 126                                    X
(Check appropriate box or boxes)
WASATCH FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (801) 533‑0777

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors LP 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess Chapman and Cutler LLP 320 S. Canal Street Chicago, IL 60606
Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective:

( )	immediately upon filing pursuant to paragraph (b)
(X)	on January 31, 2024 pursuant to paragraph (b)
( )	60 days after filing pursuant to paragraph (a)(1)
( )	on pursuant to paragraph (a)(1)
( )	75 days after filing pursuant to paragraph (a)(2)
( )	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
(   ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

WASATCHGLOBAL.COM
JANUARY 31, 2024
2024 Prospectus

Fund Name	Investor Class	Institutional Class

Wasatch Core Growth Fund	WGROX	WIGRX

Wasatch Emerging India Fund	WAINX	WIINX

Wasatch Emerging Markets Select Fund	WAESX	WIESX

Wasatch Emerging Markets Small Cap Fund	WAEMX	WIEMX

Wasatch Frontier Emerging Small Countries Fund	WAFMX	WIFMX

Wasatch Global Opportunities Fund	WAGOX	WIGOX

Wasatch Global Select Fund	WAGSX	WGGSX

Wasatch Global Value Fund	FMIEX	WILCX

Wasatch Greater China Fund	WAGCX	WGGCX

Wasatch International Growth Fund	WAIGX	WIIGX

Fund Name	Investor Class	Institutional Class

Wasatch International Opportunities Fund	WAIOX	WIIOX

Wasatch International Select Fund	WAISX	WGISX

Wasatch Long/Short Alpha Fund	WALSX	WGLSX

Wasatch Micro Cap Fund	WMICX	WGICX

Wasatch Micro Cap Value Fund	WAMVX	WGMVX

Wasatch Small Cap Growth Fund	WAAEX	WIAEX

Wasatch Small Cap Value Fund	WMCVX	WICVX

Wasatch Ultra Growth Fund	WAMCX	WGMCX

Wasatch U.S. Select Fund	WAUSX	WGUSX

Wasatch-Hoisington U.S. Treasury Fund	WHOSX	—

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

Table of Contents

Summary—Equity Funds
Wasatch Core Growth Fund®	2
Wasatch Emerging India Fund®	10
Wasatch Emerging Markets Select Fund®	18
Wasatch Emerging Markets Small Cap Fund®	27
Wasatch Frontier Emerging Small Countries Fund®	36
Wasatch Global Opportunities Fund®	45
Wasatch Global Select Fund®	56
Wasatch Global Value Fund®	66
Wasatch Greater China Fund®	76
Wasatch International Growth Fund®	89
Wasatch International Opportunities Fund®	99
Wasatch International Select Fund®	109
Wasatch Long/Short Alpha Fund®	119
Wasatch Micro Cap Fund®	130
Wasatch Micro Cap Value Fund®	139
Wasatch Small Cap Growth Fund®	149
Wasatch Small Cap Value Fund®	158
Wasatch Ultra Growth Fund®	167
Wasatch U.S. Select Fund®	175
Summary—Bond Fund
Wasatch-Hoisington U.S. Treasury Fund®	183
Additional Information about the Funds	189
Management	209
Service Providers	216
Shareholder’s Guide	217
Account Policies	220
Dividends, Capital Gain Distributions and Taxes	232
Financial Highlights	235
Privacy Policy	245
How to Contact Wasatch	246

Wasatch Core Growth Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.17%	0.06%
Total Annual Fund Operating Expenses	1.17%	1.06%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Core Growth Fund — Investor Class	$119	$372	$644	$1,420
Core Growth Fund — Institutional Class	$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

January 31, 2024

Principal Strategies
The Fund invests primarily in smaller growing companies at reasonable prices.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of smaller growing companies. We consider these companies to be companies we believe have typically exhibited consistent growth in earnings per share and that are relatively small, with minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the Russell 2000® Index as of its most recent reconstitution date, whichever is greater. The Russell 2000 Index reconstitution date is typically each year on or around July 1. As of the 2023 reconstitution date, the market capitalization of companies included in the Russell 2000 Index ranged from $17.9 million to $11.36 billion. The market capitalizations for the range of companies in the Russell 2000 Index are subject to change at its next reconstitution date.
The Fund may invest up to 20% of the Fund’s total assets in the equity securities (typically common stock) of foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe are stable and have the potential to grow steadily for long periods of time. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast-growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, consumer discretionary, industrials, health care, financials, and materials.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy

Wasatch Core Growth Fund® — Summary

as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the

January 31, 2024

capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.

Wasatch Core Growth Fund® — Summary

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products industries. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

January 31, 2024

Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Core Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	33.11%
Worst — 3/31/2020	-23.93%

Wasatch Core Growth Fund® — Summary

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/6/1986)
Return Before Taxes	33.43%	15.24%	11.50%
Return After Taxes on Distributions	33.43%	13.47%	9.87%
Return After Taxes on Distributions and Sale of Fund Shares	19.79%	12.13%	9.13%
Institutional Class (Inception Date 1/31/2012)
Return Before Taxes	33.58%	15.39%	11.63%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	18.66%	9.22%	7.16%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	16.93%	9.97%	7.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 2000 and Russell 2000 Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Paul Lambert Lead Portfolio Manager Since January 31, 2024	Mike Valentine Lead Portfolio Manager Since January 31, 2024	JB Taylor Portfolio Manager Since 2000
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.

January 31, 2024

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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging India Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.25%	0.11%
Total Annual Fund Operating Expenses	1.50%	1.36%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging India Fund — Investor Class	$153	$474	$818	$1,791
Emerging India Fund — Institutional Class	$138	$431	$745	$1,635
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in companies tied economically to India.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of companies of all market capitalizations tied economically to India.
We will consider qualifying investments to be in companies that are listed on an Indian exchange, that have at least 50% of their assets in India, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in India.
India is considered an emerging market. Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka.
We use a process of quantitative screening followed by “bottom up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.

January 31, 2024

The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, health care, industrials, information technology, consumer discretionary, and materials.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.

Wasatch Emerging India Fund® — Summary

The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial

January 31, 2024

reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on

Wasatch Emerging India Fund® — Summary

the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products industries. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.

January 31, 2024

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Emerging India Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2020	24.88%
Worst — 3/31/2020	-28.12%

Wasatch Emerging India Fund® — Summary

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 4/12/2011)
Return Before Taxes	20.84%	11.72%	14.36%	N/A
Return After Taxes on Distributions	20.56%	11.53%	13.91%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	14.06%	9.69%	12.19%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	20.94%	11.85%	N/A	13.62%
MSCI India IMI (Investable Market Index)* (reflects no deductions for fees, expenses or taxes)	25.13%	12.66%	10.80%	12.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties,

January 31, 2024

trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging Markets Select Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.36%	0.13%
Total Annual Fund Operating Expenses	1.36%	1.13%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Select Fund — Investor Class	$138	$431	$745	$1,635
Emerging Markets Select Fund — Institutional Class	$115	$359	$622	$1,375
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of companies that are tied economically to emerging market countries.
Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. We will consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.

January 31, 2024

Under normal market conditions, the Fund will generally invest in 30 to 50 companies. However, we may invest in fewer or more companies when we believe that doing so will help our efforts to achieve the Fund’s investment objective.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to emerging market countries. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, information technology, industrials, consumer discretionary, and health care.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Taiwan, and China.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
The Fund may invest in initial public offerings (IPOs) and early stage companies.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and

Wasatch Emerging Markets Select Fund® — Summary

various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.

January 31, 2024

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Chinese Market and Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Taiwan Market Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact the Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on Taiwan.

Wasatch Emerging Markets Select Fund® — Summary

Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and

January 31, 2024

spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Emerging Markets Select Fund® — Summary

Wasatch Emerging Markets Select Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	34.97%
Worst — 6/30/2022	-24.80%

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/13/2012)
Return Before Taxes	17.52%	11.15%	5.39%
Return After Taxes on Distributions	17.63%	11.23%	5.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.48%	9.00%	4.38%
Institutional Class (Inception Date 12/13/2012)
Return Before Taxes	17.80%	11.37%	5.63%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	9.83%	3.68%	2.66%
MSCI Emerging Markets Mid Cap Growth Index* (reflects no deductions for fees, expenses or taxes)	11.97%	3.68%	3.61%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since Inception	Neal Dihora, CFA Portfolio Manager Since January 31, 2022	Scott Thomas, CFA, CPA Associate Portfolio Manager Since 2016

January 31, 2024

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Emerging Markets Select Fund® — Summary
January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Emerging Markets Small Cap Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.65%	1.65%
Other Expenses	0.29%	0.11%
Interest Expense	0.02%	0.02%
Total Annual Fund Operating Expenses	1.96%	1.78%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Small Cap Fund — Investor Class	$199	$615	$1,057	$2,285
Emerging Markets Small Cap Fund — Institutional Class	$181	$560	$964	$2,095
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Wasatch Emerging Markets Small Cap Fund® — Summary

Principal Strategies
The Fund invests primarily in small companies tied economically to emerging markets.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of small-capitalization companies that are tied economically to emerging market countries. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index as of its most recent reconstitution date. As of its most recent reconstitution date, the market capitalization of companies included in the MSCI Emerging Markets Small Cap Index ranged from $107 million to $6.53 billion. The market capitalizations for the range of companies in the MSCI Emerging Markets Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year.
Emerging market countries are those currently included in the MSCI Emerging Markets Index. We will consider qualifying investments to be in companies that are listed on an exchange in an emerging market country, that have at least 50% of their assets in an emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Taiwan, and China.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, financials, industrials, consumer discretionary, and consumer staples.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.

January 31, 2024

Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred

Wasatch Emerging Markets Small Cap Fund® — Summary

stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Taiwan Market Risk. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerging economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole, and may impact the Fund’s performance to the extent the Fund invests in such securities. Additionally, a disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on Taiwan.

January 31, 2024

Chinese Market and Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in small-capitalization companies as defined above measured at the time of purchase that are tied economically to emerging market countries. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond the $3 billion or the market capitalization of the largest company in the MSCI Emerging Markets Small Cap Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell portfolio holdings that market appreciation has caused to increase in value beyond the definition of a small-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its small-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ. On September 30, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date on December 11, 2025.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.

Wasatch Emerging Markets Small Cap Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.

January 31, 2024

Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Emerging Markets Small Cap Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	31.60%
Worst — 3/31/2020	-23.74%

Wasatch Emerging Markets Small Cap Fund® — Summary

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2007)
Return Before Taxes	21.20%	10.32%	4.89%	N/A
Return After Taxes on Distributions	21.93%	9.59%	4.28%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	13.27%	8.61%	4.02%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	21.34%	10.48%	N/A	8.21%
MSCI Emerging Markets Small Cap Index* (reflects no deductions for fees, expenses or taxes)	23.92%	9.92%	5.34%	8.71%
MSCI Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	9.83%	3.68%	2.66%	6.70%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since 2019	Dan Chace, CFA Portfolio Manager Since 2019	Scott Thomas, CFA, CPA Portfolio Manager Since 2015	Kevin Unger, CFA Associate Portfolio Manager Since 2018

Anh Hoang, CFA Associate Portfolio Manager Since 2022
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the

January 31, 2024

investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.65%	1.65%
Other Expenses	0.65%	0.95%
Interest Expense	0.01%	0.01%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Fund Operating Expenses	2.34%	2.64%
Expense Reimbursement	(0.15)%	(0.65)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	2.19%	1.99%
1
The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights. The expense ratio in the financial statements reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 2.15% and 1.95%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Frontier Emerging Small Countries Fund — Investor Class	$222	$716	$1,237	$2,664
Frontier Emerging Small Countries Fund — Institutional Class	$202	$759	$1,342	$2,925

January 31, 2024

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in the equity securities of companies of all market capitalizations that are tied economically to frontier markets and small emerging market countries.
Under normal market conditions, we will invest at least 80% of the Fund’s assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of companies that are tied economically to frontier markets and small emerging market countries.
We consider “frontier markets” to include any non-developed or non-emerging country that is outside the Morgan Stanley Capital International (MSCI) All Country World Index, and also any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), or the MSCI Frontier Markets Index. We may also determine a country to be a frontier market considering various factors including, the classification of a country as a frontier market by any international organization that evaluates or classifies countries (such as the World Bank, International Monetary Fund, Morgan Stanley Capital International (MSCI), or FTSE International).
“Emerging markets” include those countries currently considered to be developing as per their inclusion in the MSCI Emerging Markets Index. We consider a “small emerging market country” to be any country that individually constitutes not more than 7% of the MSCI Emerging Markets Index or the S&P Emerging BMI.
We will consider qualifying investments to be in companies that are listed on a securities exchange in a frontier market or small emerging market country, that are legally domiciled in a frontier market or small emerging market country, that have at least 50% of their assets in a frontier market or small emerging market country, or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in a frontier market or small emerging market country. The Fund will not be required to sell a security because the market to which it is economically tied is no longer what we consider to be a frontier market or a small emerging market country.
In general, frontier markets and small emerging market countries, with the exception of the oil-producing Persian Gulf States, tend to have relatively low gross national product per capita compared to the larger traditionally recognized emerging markets and the world’s major developed economies. Frontier and small emerging market countries include the least developed markets even by emerging market standards. We believe frontier markets and small emerging market countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality growth companies tied economically to frontier markets and small emerging market countries.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia and India.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, information technology, industrials, consumer discretionary, and consumer staples.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
We may also invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:

Wasatch Frontier Emerging Small Countries Fund® — Summary

Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

January 31, 2024

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries, and in particular small emerging market countries, include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within

January 31, 2024

a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Wasatch Frontier Emerging Small Countries Fund® — Summary

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Frontier Emerging Small Countries Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	34.30%
Worst — 3/31/2020	-31.23%

January 31, 2024

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 1/31/2012)
Return Before Taxes	28.16%	5.86%	0.39%	N/A
Return After Taxes on Distributions	28.42%	5.90%	0.40%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	16.93%	4.67%	0.37%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	28.51%	6.20%	N/A	2.87%
MSCI Frontier Emerging Markets Index* (reflects no deductions for fees, expenses or taxes)	11.83%	1.17%	0.54%	3.09%
MSCI Frontier Markets Index* (reflects no deductions for fees, expenses or taxes)	11.63%	3.33%	2.00%	4.46%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
Scott Thomas, CFA, CPA Lead Portfolio Manager Since 2019
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.

Wasatch Frontier Emerging Small Countries Fund® — Summary
January 31, 2024

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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Global Opportunities Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.24%	0.14%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.50%	1.40%
Expense Reimbursement	—	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.50%	1.36%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% and 1.35%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Opportunities Fund — Investor Class	$153	$474	$818	$1,791
Global Opportunities Fund — Institutional Class	$138	$439	$762	$1,676

Wasatch Global Opportunities Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small and micro cap foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of foreign and domestic companies. These companies will typically have minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the MSCI AC (All Country) World Small Cap Index as of its most recent reconstitution date, whichever is greater. As of the 2023 reconstitution date, the market capitalization of companies included in the MSCI AC (All Country) World Small Cap Index ranged from $61 million to $32.9 billion. The market capitalizations for the range of companies in the MSCI AC (All Country) World Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions).
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have outstanding long-term growth potential. We travel extensively to visit companies and expect to meet with senior management.
We may also invest in growth companies that we believe have had a temporary setback and therefore have appealing valuation relative to their long-term growth potential.
At times, we may invest in early stage companies with limited or no earnings history if we believe they have outstanding long-term growth potential. We may also invest in initial public offerings (IPOs).
We do not use allocation models to restrict the Fund’s investments to certain regions, countries, sectors or industries. We may significantly shift Fund assets between asset classes, sectors, and geographic regions based on where we believe the best growth opportunities and valuations currently exist.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including India, Asia, Japan, Europe and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, health care, consumer discretionary, and financials.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or

January 31, 2024

other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Wasatch Global Opportunities Fund® — Summary

Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.

January 31, 2024

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Wasatch Global Opportunities Fund® — Summary

Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit also could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors.
Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap and small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

January 31, 2024

Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.

Wasatch Global Opportunities Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2024

Wasatch Global Opportunities Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	35.25%
Worst — 3/31/2020	-25.43%

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 11/17/2008)
Return Before Taxes	25.57%	13.43%	8.96%	N/A
Return After Taxes on Distributions	25.57%	12.44%	6.89%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	15.14%	10.80%	6.66%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	25.93%	13.60%	N/A	12.51%
MSCI AC (All Country) World Small Cap Index* (reflects no deductions for fees, expenses or taxes)	16.84%	9.85%	6.66%	9.45%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ajay Krishnan, CFA Lead Portfolio Manager Since 2012	Paul Lambert Lead Portfolio Manager Since January 31, 2024	Ryan Snow Portfolio Manager Since January 31, 2024	Ken Applegate, CFA, CMT Portfolio Manager Since 2019

JB Taylor Portfolio Manager Since 2011

Wasatch Global Opportunities Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Global Select Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.85%	0.85%
Other Expenses	1.72%	0.89%
Total Annual Fund Operating Expenses	2.57%	1.74%
Expense Reimbursement	(1.21)%	(0.78)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.36%	0.96%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.35% and 0.95%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Select Fund — Investor Class	$138	$684	$1,256	$2,814
Global Select Fund — Institutional Class	$98	$472	$870	$1,987
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

January 31, 2024

Principal Strategies
The Fund invests primarily in foreign and domestic companies of all market capitalizations.
Under normal market conditions, we will invest the Fund’s assets primarily in equity securities, typically common stock, issued by foreign and domestic companies. The Fund may invest a significant portion of its net assets in companies tied economically to foreign countries. Under normal market conditions, we expect at least 40% of the Fund’s net assets (or 30% if market conditions are deemed not favorable by the Fund’s management) to be invested in non-U.S. securities. Under normal market conditions, the Fund will allocate its assets among multiple countries (one of which may be the United States). We generally consider a non-U.S. security to be a security issued by a company tied economically to one or more foreign countries. We generally consider a company to be tied economically to one or more foreign countries when it is listed on a foreign exchange, or regardless of where it is listed, is legally domiciled in a foreign country, has at least 50% of its assets in a foreign country, or derives at least 50% of its revenues or profits from goods produced or sold, investments made or services provided in one or more foreign countries. The Fund’s investments may be diversified across multiple countries or geographic regions or may be focused on a select geographic region or market.
The Fund may invest a significant amount of its total assets at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, financials, consumer discretionary, and health care.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including India, Asia (particularly Japan), Europe, and the United Kingdom.
At times, we may invest in early stage companies, which are companies that may be unproven and that may have limited or no earnings history, if we believe they have outstanding long-term growth potential.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to

Wasatch Global Select Fund® — Summary

achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than

January 31, 2024

other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade.

Wasatch Global Select Fund® — Summary

Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in

January 31, 2024

relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit also could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.

Wasatch Global Select Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.

January 31, 2024

Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Global Select Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	27.70%
Worst — 6/30/2022	-21.58%

Average Annual Total Returns (as of 12/31/23)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2019)
Return Before Taxes	27.77%	7.51%	N/A
Return After Taxes on Distributions	27.77%	6.73%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	16.44%	5.87%	N/A
Institutional Class (Inception Date 10/1/2019)
Return Before Taxes	28.26%	N/A	7.91%
MSCI AC (All Country) World Index* (reflects no deductions for fees, expenses or taxes)	22.20%	9.97%	9.97%
MSCI AC (All Country) World Mid Cap Growth Index* (reflects no deductions for fees, expenses or taxes)	18.40%	7.71%	7.71%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.

Wasatch Global Select Fund® — Summary

Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
The Fund is managed using a team approach. Each listed portfolio manager is jointly and primarily responsible for the day- to-day management of the Fund.

Ken Applegate, CFA, CMT Portfolio Manager Since Inception	Paul Lambert Portfolio Manager Since Inception	Linda Lasater, CFA Portfolio Manager Since Inception	Mike Valentine Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.

January 31, 2024

•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Global Value Fund® — Summary

Investment Objectives
The Fund’s investment objectives are to seek capital appreciation and income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.90%	0.90%
Other Expenses	0.28%	0.22%
Total Annual Fund Operating Expenses	1.18%	1.12%
Expense Reimbursement	(0.07)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.11%	0.96%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.10% and 0.95%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Global Value Fund — Investor Class	$113	$368	$642	$1,426
Global Value Fund — Institutional Class	$98	$340	$601	$1,349
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

January 31, 2024

Principal Strategies
The Fund invests primarily in the equity securities of foreign and domestic companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of foreign and domestic companies of all market capitalizations.
The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). Securities issued by foreign companies incorporated outside the United States whose securities are principally traded in the United States are not defined as “foreign companies” and are not subject to this limitation.
The Fund may invest a significant amount of its total assets (5% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets, which are those countries currently included in the Morgan Stanley Capital International (MSCI) EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
The Fund may invest in the equity securities of companies of any size, although we expect a significant portion of the Fund’s assets to be invested in companies with market capitalizations of over $5 billion at the time of purchase.
To achieve the Fund’s investment objectives, the Fund invests in securities that we believe are priced below their intrinsic long-term value based on our valuation analysis.
When evaluating a potential investment for the Fund, we employ a comprehensive valuation analysis intended to establish a range for fair valuation or intrinsic company value, with a particular emphasis on company fundamentals. The initial valuation review may include:
•
Calculating and reviewing standard ratios, such as price-to-sales, price-to-book, price-to-earnings, and price/earnings-to-growth.
•
Discounted cash flow models with sensitivity analysis for changes to revenue growth rates, operating margins, outstanding share counts, earnings multiples, and tangible book value.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
The Fund may invest a significant amount of its assets (greater than 5%) in a particular region or market, including Asia and Europe.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, health care, consumer staples, energy, utilities, communication services, and industrials.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and

Wasatch Global Value Fund® — Summary

negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes

January 31, 2024

in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth,

Wasatch Global Value Fund® — Summary

inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit also could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors.

January 31, 2024

Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Large Company Stock Risk. The Fund may invest in the stocks of large companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.

Wasatch Global Value Fund® — Summary

Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation, and the effects of regulatory changes.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.

January 31, 2024

Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
Effective October 31, 2017, the Wasatch Global Value Fund changed its principal investment strategy and correspondingly updated its name and changed its comparison benchmark index to reflect the change in principal strategy.  For periods prior to such date, the tables below reflect the performance of the Fund before the investment strategy change. The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor and Institutional Class shares over the time periods indicated to that of a broad-based market index. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Global Value Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2020	23.81%
Worst — 3/31/2020	-27.86%

Wasatch Global Value Fund® — Summary

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years
Investor Class (Inception Date 9/25/1996)
Return Before Taxes	5.65%	9.60%	7.11%
Return After Taxes on Distributions	5.05%	8.52%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	7.54%	5.13%
Institutional Class (Inception Date 1/31/2012)
Return Before Taxes	5.74%	9.76%	7.25%
MSCI AC (All Country) World Value Index* (reflects no deductions for fees, expenses or taxes)	11.81%	8.24%	5.46%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
David Powers, CFA Lead Portfolio Manager Since 2013
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties,

January 31, 2024

trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Greater China Fund® — Summary

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	3.75%	2.37%
Interest Expense	0.02%	0.02%
Total Annual Fund Operating Expenses	4.77%	3.39%
Expense Reimbursement	(3.24)%	(2.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.53%	1.27%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.25%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Greater China Fund — Investor Class	$156	$1,144	$2,138	$4,643
Greater China Fund — Institutional Class	$129	$843	$1,581	$3,533

January 31, 2024

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to the Greater China Region.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities, typically common stock, of companies of all market capitalizations whose principal activities are economically tied to the Greater China Region. The equity securities in which the Fund may invest include common stock and depositary receipts, which are negotiable certificates typically issued by a bank representing stock owned in a foreign company. The Greater China Region includes: The People’s Republic of China (“PRC” or “China”), Hong Kong and Taiwan. The Advisor may make the determination about whether a security or instrument is economically tied to the Greater China Region based on one or more of the following criteria: (i) whether the issuer is organized under the laws of a country or administrative district within the Greater China Region; (ii) whether the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the Greater China Region; (iii) whether the issuer is headquartered or organized in the Greater China Region; (iv) whether the issuer’s principal place of business is in the Greater China Region; or (v) whether the security’s or instrument’s primary trading market(s) is in the Greater China Region.
The Fund may purchase common stock listed on the Hong Kong Stock Exchange (“H-Shares”), the Taiwan Stock Exchange, and those listed as “China A-Shares“ and “B-Shares” on the Shanghai Stock Exchange (SSE) (including the Science and Technology Board on the SSE) and the Shenzhen Stock Exchange (SZSE) (including the ChiNext Market on the SZSE) through programs available to foreign investors, including the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”), the Shenzhen-Hong Kong Stock Connect program (the “Shenzhen Connect”) (collectively, the “Stock Connect Programs”) and the Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor programs. China A-Shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges, SSE and SZSE, and are quoted in renminbi. The Fund may also invest in companies economically tied to the Greater China Region by purchasing sponsored and unsponsored depositary receipts, including American, European and Global Depositary Receipts, and shares of Variable Interest Entities (“VIEs”), which are offshore shell companies that enter into contractual arrangements with China-based companies to gain economic exposure to those companies.
Some countries in the Greater China Region are considered to be emerging markets, including China.
Under normal circumstances, the Advisor travels extensively outside of the U.S. to visit the companies and expects to meet with senior management. The Advisor uses a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that the Advisor believes have above average revenue and earnings growth potential.
The Fund may be invested in the local currency of a country in the Greater China Region in connection with executing foreign security transactions.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, consumer staples, financials, consumer discretionary, and health care.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including China, Hong Kong, and Taiwan.
The Fund may invest in companies of any size, including early stage companies, which are companies that may be unproven and that may have limited or no earnings history, if the Advisor believes they have outstanding long-term growth potential.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Wasatch Greater China Fund® — Summary

The Fund is subject to the following principal investment risks:
Greater China Region Risk. The Fund is subject to risks associated with investments in the Greater China Region (China, Hong Kong and Taiwan). Economies of countries in the Greater China Region may differ from the economies of more developed countries in many respects, such as different rates of growth, inflation, capital reinvestment, government involvement, resource self-sufficiency, financial system stability and sensitivity to changes in global trade than more developed countries. The economies of countries in the Greater China Region, particularly their export-driven industries, may be adversely affected by developments in the economies and government actions of their principal trading partners, such as the imposition of trading restrictions. China’s domestic-oriented industries may be particularly sensitive to and adversely affected by changes in government policies and investment cycles. The United States and China have been engaged in an ongoing trade war and the imposition of protectionist trade policies, tariffs and other trade barriers as well as a slowdown in spending on goods and services from these countries and a downturn of global economic conditions may negatively affect the economies, industries and companies within the Greater China Region adversely impacting investments in the Greater China Region.
The markets in the Greater China Region may demonstrate high levels of risk, including, among others, high market volatility, less liquid or illiquid securities markets, currency fluctuations, interest rate fluctuations, political, economic and social instability, high default rates, confiscatory taxation, nationalization or expropriation of assets, limits on repatriation of currency, exchange control regulation (including currency blockage), potential regional and territorial conflicts, and differing legal, tax, audit, financial and reporting standards, practices and disclosure. Chinese companies and other foreign issuers, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. Chinese companies or other foreign issuers with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. The ability to pursue legal remedies in China, including for fraud, may be difficult or impossible. Further, uncertain tax regulations or changes to such regulations could result in unexpected liabilities for the Fund.
The Chinese government exercises significant control over virtually every sector of China’s economy. Chinese governmental actions and the other governments’ actions and changes in their policies can have a significant effect on the economic conditions in a particular country, region, industry or issuer which could adversely affect the value and liquidity of investments. For example, a government may restrict investments in companies or industries considered important to national interests, intervene in financial markets of companies, maintain strict currency controls or impose repatriation restrictions. China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty if exchange control policies are modified. In addition, there is a risk of capital controls and/or sanctions being imposed which could impair the ability of the Fund to transact in the foreign securities and assets and limit the Fund’s ability to transfer the Fund’s assets or income back into the United States which may negatively impact the value and liquidity of the Fund’s assets and the ability for the Fund to pursue its strategies.
China’s border disputes and strained relations with many other neighboring countries, including its long-running conflicts with Taiwan, could adversely impact the economies of the countries in the Greater China Region. In addition, considerable political uncertainty exists within Hong Kong as a result of the Chinese government’s response to the protests in Hong Kong in recent years over political, economic and legal freedoms. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Chinese and Hong Kong markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks of Investing in Chinese Securities. The Fund intends to invest in the securities of Chinese companies through various securities markets and investment vehicles, including China-A Shares Stock Connect Programs or through qualified foreign investor programs, H-Shares, B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs) and shares of Variable Interest Entities (“VIEs”) traded on a stock exchange (as described below).
The Chinese markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting, among other things, from government influence, a lack of publicly available information and/or political and social instability. The China A Shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges – SSE and SZSE. Prices on these exchanges are quoted in renminbi. Investing in China A-Shares is subject to trading, clearance, settlement and other procedures which could pose risks to the Fund, including illiquidity risk, currency risk, legal and regulatory risk, execution risk, operational risk, tax risk and credit risk. Purchase and ownership of China A-Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks. SSE and SZSE are still developing and the market capitalization of and trading volumes on these exchanges

January 31, 2024

may be lower and less liquid than more developed financial markets. China A-Shares markets are subject to a higher propensity for trading suspensions than other global equity market. Trading suspensions and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund.
In addition to China A-Shares, the Fund may invest in other classes of shares including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and are denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller and less liquid and has a smaller issuer base than the China A-Shares market. H-Shares are issued by companies incorporated in the PRC that derive substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares. H-Shares may trade at significant discounts or premiums to their China A-Share counterparts. These share classes are subject to the political and economic policies of China.
The Fund may invest in stocks listed on the Science and Technology Board on the SSE (STAR Market) by either participating in the initial public offering of companies to be listed on the STAR Market or purchasing stocks that have been listed on the STAR Market. Investing in the STAR Market may expose the Fund to the general risks of investing in Chinese securities, and additional risks, including liquidity risk, delisting risk, market risk, correlation risk, pricing risk and government policy risk.
Risks of Investing through Qualified Foreign Institutional Investor Status. The Fund may invest in China A-Shares through the Qualified Foreign Institutional Investor (“QFI”) or Renminbi Qualified Foreign Institutional Investor systems (together, the “QFII Programs”). Although the Fund itself is not a QFI, the Fund’s Advisor has QFI status through which the Fund can invest in QFI eligible securities. The QFI status of the Advisor may be revoked at any time including, in particular, for material violations of applicable rules or regulations to a QFI. If the Advisor loses its QFI status, the Fund may be unable to invest directly in QFI eligible securities and may be required to dispose of QFI eligible securities, which would likely have a material adverse effect on the Fund. In extreme circumstances, the Fund may incur significant loss if the Advisor’s QFI status is revoked/terminated or a key operator (such as the QFI custodian or broker) is bankrupt, in default or disqualified from performing its services (such as settlement of transactions).
Risks of Investing through Stock Connect. The Fund may invest in China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (i.e., the Stock Connect Programs). The Stock Connect Programs are securities trading and clearing link programs with an aim to achieve mutual stock market access between mainland China and Hong Kong. The Stock Connect Programs allow non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong, Stock Connect or on such other stock exchanges in China that participate in Stock Connect from time to time. There are significant risks inherent in investing in China A-Shares through a Stock Connect Program. Trading through Stock Connect Programs is subject to a number of trading, clearance, operations, settlement and other procedures and restrictions which could pose risks to the Fund and affect the Fund’s investments and returns and the ability to sell shares in a timely manner. Trading through the Stock Connect Programs is subject to a daily quota, which limits the maximum net purchases under the Stock Connect Program each day (although the Fund will be permitted to sell China A-shares regardless of the daily quota balance). The daily quota may restrict the Fund’s ability to invest in securities through Stock Connect Programs on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect Programs will operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in securities through the Stock Connect Programs may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect Programs are not trading. The Stock Connect Programs do not have an extensive operating history and there is no certainty as to how current or new regulations will be interpreted or applied, and no assurance that the Stock Connect Programs will be continued.
The Fund may invest in securities listed on the ChiNext market of the SZSE via Shenzhen-Hong Kong Stock Connect. Listed companies on the ChiNext market are usually smaller companies. The listing requirements of ChiNext may be less stringent than those required of the main board. In addition to the risks herein, these companies are subject to higher fluctuation in stock prices, erratic and less liquidity than stocks listed on the main board of SZSE. The stock prices of these securities may be more susceptible to manipulation than those on the main board due to fewer circulating shares and be subject to valuation risks. Securities listed on ChiNext may be overvalued, which may not be sustainable. It also may be more common and faster for companies on ChiNext to delist which would adversely impact the Fund’s investment. Investments in securities listed on the ChiNext markets may result in significant losses to the Fund.
Risks of Variable Interest Entities. The Fund may invest a significant portion of its assets in securities of VIEs. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically

Wasatch Greater China Fund® — Summary

establishes an offshore shell company in another jurisdiction such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. The VIE arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from.
Investments in VIEs are subject to risks in addition to those generally associated with investments in China. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs, changes in Chinese law with respect to the enforceability or permissibility of these arrangements, breaches of the contractual arrangements, or failure of these contracts to function as intended, among other things, would likely adversely affect an investment in a VIE. VIEs are also subject to the risk of inconsistent and unpredictable application of Chinese law, that the shell company may lose control over the operating company and that the equity owners of the operating company may have interests conflicting with those of the shell company’s investors. There is also uncertainty related to the Chinese taxation of VIEs, and the Chinese tax authorities may take positions which result in increased liabilities. Thus, investors, such as the Fund, face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the VIEs contractual arrangement with the operating company. It is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares. If Chinese officials were to prohibit the existence of VIEs or these other material risks materialize, the value of investments in VIEs could be significantly adversely affected, and the Fund could incur significant losses with no recourse available.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. As noted, Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. In addition, U.S. listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Risks of Investing in Taiwanese Securities. In addition to the risks affecting the greater China and Asia regions, investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political, currency and economic risks. Political and economic developments of Taiwan’s neighbors may have an adverse effect on Taiwan’s economy. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments.

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Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Wasatch Greater China Fund® — Summary

Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Common Stock Risk. The equity securities in which the Fund may invest include common stock. The value of an investment in common stock may fluctuate due to the many risks generally affecting equity securities described above. Accordingly, the value of common stock may fall due to, among other things, changes in the activities, performance and financial condition of particular companies whose securities the Fund owns; general market and economic trends; changes in the industries in which the issuers of securities held by the Fund operate; regulatory changes; interest rate and currency changes; and investor perceptions. In addition, common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company. The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security.
Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may also acquire and hold the local currency of a foreign country in foreign exchange markets primarily for the purpose of effecting foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, China also may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also have a significant effect on the value of the Fund’s holdings.

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Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts. A depositary receipt is issued by a bank or trust company to evidence its ownership of securities of a non-local corporation. The Fund may invest in both sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are alternatives to purchasing the underlying securities directly in their national markets and currencies. EDRs are receipts in bearer form traded in the European securities markets that evidence a similar ownership arrangement, and GDRs are receipts issued throughout the world that also evidence a similar ownership arrangement. Investments in depositary receipts may be subject to many of the same risks associated with direct investments in the securities of foreign companies, such as currency, political, liquidity, regulatory, economic and market risks because their values depend on the performance of non-dollar denominated underlying foreign securities. The depositary receipts may also involve higher expenses and may trade at a discount (or premium) to the underlying security and their values may change materially at times when the U.S. markets are not open for trading. In addition, the currency of a depositary receipt may be different than the currency of the underlying securities into which it may be converted. Movements in the exchange rate between the local currency of the foreign security and the currency in which the depositary receipt is denominated may adversely affect the value of the depositary receipt even if the price of the foreign security does not change on its market. Even if the depositary receipt is denominated in U.S. currency, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. The Fund also may invest in sponsored or unsponsored depositary receipts. A sponsored depositary receipt is issued by a depositary that has a relationship with the issuer of the underlying security. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, the holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information or as current of information as would a holder of a sponsored depositary receipt since the issuer is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to holders of unsponsored depositary receipts. Unsponsored receipts may also involve higher expenses, be less liquid and have more volatile prices.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Emerging Markets Risk. Within the Greater China Region, China and Taiwan are considered to be emerging markets. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within

Wasatch Greater China Fund® — Summary

a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.

January 31, 2024

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Greater China Fund® — Summary

Wasatch Greater China Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2022	13.05%
Worst — 9/30/2022	-22.03%

Average Annual Total Returns (as of 12/31/23)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 11/30/2020)
Return Before Taxes	-25.09%	-19.79%	N/A
Return After Taxes on Distributions	-25.07%	-20.39%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-14.76%	-14.31%	N/A
Institutional Class (Inception Date 11/30/2020)
Return Before Taxes	-25.05%	N/A	-19.82%
MSCI China Index* (reflects no deductions for fees, expenses or taxes)	-11.20%	-17.25%	-17.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Dan Chace, CFA Lead Portfolio Manager Since Inception	Pedro Huerta, CFA Associate Portfolio Manager Since Inception	Allison He, CFA Associate Portfolio Manager Since Inception	Kai Pan, PhD Associate Portfolio Manager Since Inception

Kevin Unger, CFA Associate Portfolio Manager Since Inception

January 31, 2024

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Greater China Fund® — Summary
January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Growth Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.16%	0.04%
Total Annual Fund Operating Expenses	1.41%	1.29%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Growth Fund — Investor Class	$144	$446	$771	$1,691
International Growth Fund — Institutional Class	$131	$409	$708	$1,556
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Wasatch International Growth Fund® — Summary

Principal Strategies
The Fund invests primarily in foreign growth companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of small foreign companies. The companies will typically have minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization the largest company in the MSCI AC (All Country) World ex USA Small Cap Index as of its most recent reconstitution date, whichever is greater. As of the 2023 reconstitution date, the market capitalization of companies included in the MSCI AC (All Country) World ex USA Small Cap Index ranged from $107 million to $8.22 billion. The market capitalizations for the range of companies in the MSCI AC (All Country) World ex USA Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI AC (All Country) World Index ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (5% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Japan, Europe, and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, information technology, financials, health care, communication services, and consumer staples.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy

January 31, 2024

as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the

Wasatch International Growth Fund® — Summary

capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.

January 31, 2024

In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit also could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a

Wasatch International Growth Fund® — Summary

growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.

January 31, 2024

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.

Wasatch International Growth Fund® — Summary

Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch International Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	25.77%
Worst — 6/30/2022	-22.76%

January 31, 2024

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 6/28/2002)
Return Before Taxes	11.64%	4.78%	3.11%	N/A
Return After Taxes on Distributions	11.91%	3.73%	2.04%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	7.16%	4.00%	2.49%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	11.81%	4.89%	N/A	4.23%
MSCI AC (All Country) World Index ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	15.66%	7.89%	4.88%	7.36%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	12.62%	7.05%	4.63%	6.80%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ken Applegate, CFA, CMT Lead Portfolio Manager Since 2019	Linda Lasater, CFA Portfolio Manager Since 2014	Derrick Tzau, CFA Associate Portfolio Manager Since 2020
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the

Wasatch International Growth Fund® — Summary
January 31, 2024

investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Opportunities Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.75%	1.75%
Other Expenses	0.21%	0.16%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.97%	1.92%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Opportunities Fund — Investor Class	$200	$618	$1,062	$2,296
International Opportunities Fund — Institutional Class	$195	$603	$1,037	$2,243
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Wasatch International Opportunities Fund® — Summary

Principal Strategies
The Fund invests primarily in foreign micro cap companies.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities, typically common stock, of foreign micro-capitalization companies that typically have minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index® as of its most recent reconstitution date, whichever is greater. The Russell Microcap Index reconstitution date is typically each year on or around July 1st. As of the 2023 reconstitution date, the market capitalization of companies included in the Russell Microcap Index ranged from $6.6 million to $4.84 billion. The market capitalizations for the range of companies in the Russell Microcap Index are subject to change at its next reconstitution date. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI ACWI ex USA Small Cap Index.
The Fund may invest a significant amount of its total assets (20% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.
We travel extensively outside of the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential. We may invest in early stage companies if we believe they have outstanding long-term growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries. The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, India, Japan, Europe, and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, financials, health care, and communication services.
The Fund may also invest in initial public offerings (IPOs).
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy

January 31, 2024

as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the

Wasatch International Opportunities Fund® — Summary

capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade.

January 31, 2024

Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in

Wasatch International Opportunities Fund® — Summary

relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit also could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests its assets primarily in micro-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond the $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell portfolio holdings that market appreciation has caused to increase in value beyond the definition of a micro-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.

January 31, 2024

Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or

Wasatch International Opportunities Fund® — Summary

failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. The risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch International Opportunities Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	32.67%
Worst — 6/30/2022	-22.25%

January 31, 2024

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 1/27/2005)
Return Before Taxes	10.64%	5.30%	5.19%	N/A
Return After Taxes on Distributions	10.90%	4.51%	4.20%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	6.55%	4.44%	4.17%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	10.45%	5.36%	N/A	5.59%
MSCI AC (All Country) World Index ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	15.66%	7.89%	4.88%	7.36%
MSCI World ex USA Small Cap Index* (reflects no deductions for fees, expenses or taxes)	12.62%	7.05%	4.63%	6.80%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Linda Lasater, CFA Lead Portfolio Manager Since 2019	Dan Chace, CFA Portfolio Manager Since 2020	Allison He, CFA Associate Portfolio Manager Since 2018
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Wasatch International Opportunities Fund® — Summary
January 31, 2024

•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch International Select Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.80%	0.80%
Other Expenses	3.04%	2.35%
Interest Expense	0.04%	0.04%
Total Annual Fund Operating Expenses	3.88%	3.19%
Expense Reimbursement	(2.53)%	(2.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.35%	0.94%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.30% and 0.90%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
International Select Fund — Investor Class	$137	$950	$1,782	$3,944
International Select Fund — Institutional Class	$96	$771	$1,472	$3,338

Wasatch International Select Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in foreign companies of all market capitalizations.
Under normal market conditions, we will invest the Fund’s assets primarily in the equity securities, typically common stock, issued by companies tied economically to foreign developed markets, which are those countries included in the MSCI EAFE Index at the time of purchase, excluding the United States. Under normal market conditions, the Fund will allocate its assets among at least five countries included in the Morgan Stanley Capital International (MSCI) EAFE Index, excluding the United States. We will generally consider a company to be tied economically to one or more foreign countries when it is listed on a foreign exchange or, regardless of where it is listed, is legally domiciled in a foreign country, has at least 50% of its assets in a foreign country, or derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more foreign countries.
We travel extensively outside the U.S. to visit companies and expect to meet with senior management. We use a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that we believe have above average revenue and earnings growth potential.
We do not use allocation models to restrict the Fund’s investments to certain regions, countries or industries.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, health care, consumer discretionary, communication services, and financials.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Asia, Japan, Europe, and the United Kingdom.
At times, we may invest in early stage companies, which are companies that may be unproven and that may have limited or no earnings history, if we believe they have outstanding long term growth potential.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result

January 31, 2024

in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or

Wasatch International Select Fund® — Summary

industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.

January 31, 2024

Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit also could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth. Adverse conditions affecting the economies of the U.S. and Japan’s other trading partners may also affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Wasatch International Select Fund® — Summary

Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services

January 31, 2024

companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-

Wasatch International Select Fund® — Summary

based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch International Select Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	23.97%
Worst — 3/31/2022	-19.48%

Average Annual Total Returns (as of 12/31/23)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2019)
Return Before Taxes	21.48%	4.01%	N/A
Return After Taxes on Distributions	21.61%	4.04%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	12.84%	3.13%	N/A
Institutional Class (Inception Date 10/1/2019)
Return Before Taxes	22.01%	N/A	4.44%
MSCI EAFE Index* (reflects no deductions for fees, expenses or taxes)	18.24%	6.60%	6.60%
MSCI EAFE Mid Cap Growth Index* (reflects no deductions for fees, expenses or taxes)	17.12%	3.91%	3.91%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ken Applegate, CFA, CMT Lead Portfolio Manager Since Inception	Linda Lasater, CFA Lead Portfolio Manager Since Inception	Derrick Tzau, CFA Associate Portfolio Manager Since January 31, 2020

January 31, 2024

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch International Select Fund® — Summary
January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Long/Short Alpha Fund® — Summary
January 31, 2024

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.25%	1.25%
Other Expenses	0.68%	0.62%
Interest Expense	0.01%	0.02%
Dividend Expense on Short Sales, Borrowing Costs and Related Interest Expense Attributable to Securities Sold Short[1]	0.91%	0.82%
Total Annual Fund Operating Expenses	2.85%	2.71%
Expense Reimbursement	(0.18)%	(0.37)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	2.67%	2.34%
1
Dividends on short sales are dividends paid to the lenders of borrowed securities. Expenses related to dividends on short sales, borrowing costs and related interest expenses attributable to securities sold short are estimated and will vary depending on whether the securities the Fund sells short pay dividends, the amount of any such dividends, the borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral.
2
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.75% and 1.50%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short and maintaining related margin collateral) and dividend expense on short sales/interest expense, interest, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Long/Short Alpha Fund — Investor Class	$270	$866	$1,488	$3,163
Long/Short Alpha Fund — Institutional Class	$237	$806	$1,402	$3,014

Wasatch Long/Short Alpha Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in long equity positions and short equity positions.
The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to domestic equity markets. Under normal market conditions, the Fund will establish long and short positions in a portfolio of equity securities, typically common stock, of companies of all market capitalizations. The Fund seeks to take long positions in companies the Advisor believes have the potential for above average revenue and earnings growth. The Fund may also take long positions in companies the Advisor believes are overly discounted. The Fund’s long positions are intended to benefit from rising valuations while the Fund’s short positions are intended to benefit from declining valuations or as a hedge against its long positions. The equity securities in which the Fund may invest include common stock, preferred stock, and depositary receipts, which are negotiable certificates typically issued by a bank representing stock owned in a foreign company.
The use of both long and short positions allows the Advisor to invest based on both its positive and negative views on individual stocks. When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund will sell a security short if it expects that it will be able to purchase the security back at a lower price than the price at which it sold the security short.
The Fund borrows securities to sell short from its custodian through a program under which the custodian acts as the securities lender (the “Enhanced Custody Program”). When the Fund borrows a security to sell short, the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender, and will pay fees in connection with the borrowing, including borrowing costs, financing fees and charges incurred in maintaining related margin collateral.
The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions which may create leverage.
The Fund intends to generally maintain a net long exposure to the equity market (measured as the market value of the long positions minus the market value of the short positions) that is greater than the 0% exposure, but less than the 100% exposure provided by a fund that invests only in long positions. Short positions are expected to not exceed 60% of the value of the Fund’s net assets under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market. Accordingly, the Fund is not intended to be a “market neutral” fund (i.e., a fund designed to produce a return that is neutral with respect to general stock market movements).
The Advisor will select securities using an investment process that combines quantitative and “bottom-up“ fundamental analysis, with the Advisor taking long positions in companies that it believes have above average revenue and earnings growth potential, and short positions in companies that it expects to underperform. Securities are generally added to the portfolio as long or short positions based upon security rankings provided by multi-factor quantitative models and on fundamental analysis of securities. The research analysis may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth. The Advisor may also utilize risk management techniques to establish constraints on the amount of exposure to individual securities, industries, countries and a variety of quantitative factors, such as quality, growth, value, momentum and leverage. The Advisor will generally sell a security if, among other things, the rankings provided by the quantitative models decline and/or research analysis reveals a deterioration of the company’s fundamentals.
The Fund is expected to invest across all market capitalization levels, ranging from micro capitalization stocks to larger capitalization stocks. However, the Advisor expects under normal market conditions to invest a significant portion (greater than 35%) of the Fund‘s assets in small to mid-size companies with market capitalizations of greater than $2 billion at the time of purchase.

January 31, 2024

Under normal market conditions, the Advisor expects to invest the Fund’s assets primarily (greater than 65%) in companies domiciled in the U.S. or listed on a U.S. exchange. The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were health care, information technology, industrials, consumer discretionary, and financials.
The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Short Sales Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a security sold short may have to be returned to the lender on short notice, which may result in the Fund having to buy the security sold short at an unfavorable price to close out the short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales may also cause the Fund to have higher expenses than other funds. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses for the Fund. Leverage can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings. There can be no assurance that the Fund’s use of short sales and any leverage will be successful.
To facilitate the Fund’s short sale strategy, the Fund borrows securities through the Enhanced Custody Program offered by the custodian. Under an agreement between the custodian and the Fund, the custodian will act as the lender of the securities the Fund intends to sell short. Participation in the program entails various risks including: (a) there is no guarantee that the lender has access to all securities the Fund may want to sell short, and borrowed securities may have to be returned earlier than anticipated which may impact the Fund’s ability to execute its stated investment strategy; (b) borrowing costs and associated fees and loan rates may not be favorable or may change resulting in greater costs to the Fund than originally anticipated which may impact the ability of the Fund to achieve its stated investment objective; (c) credit risk of the custodian to the extent the value of the collateral provided to the custodian exceeds the value of the borrowed securities provided to the Fund; (d) operational risk of the custodian in administering its program, such as administrative errors with trade settlements or calculating the value of collateral or borrowed securities; and (e) the custodian may discontinue the Enhanced Custody Program, eliminating the Fund’s ability to borrow securities to sell short.
Quantitative Model Risk. The Advisor uses quantitative models to help construct the Fund’s portfolio. The utilization of quantitative models entails the risk that a model may be limited or incorrect, that the data on which a model relies may be incorrect or incomplete and that the Advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. To the extent that a model is based upon incorrect or incomplete data, the Fund could be induced to buy certain investments at prices that are too high, to sell certain investments at prices that are too low, to sell short certain investments that do not experience the expected price declines, to miss favorable opportunities altogether, or to expose the Fund to more risk than intended. Any of these factors could cause the Fund to underperform funds with similar strategies that do not rely on quantitative analysis for portfolio construction. Furthermore, if at any time the market is not favoring the Fund’s quantitative investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles. There can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.
Market Risk. Since the Fund has both a “long” and a “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions or when there is a general stock market decline and the Fund holds significant “long” equity positions. The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Securities are

Wasatch Long/Short Alpha Fund® — Summary

subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or for any longer periods during more prolonged market cycles. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the long positions held by the Fund, and therefore the Fund. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events also could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

January 31, 2024

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Fund’s long positions in equity securities. The value of equity securities held in the Fund’s long portfolio could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of the Fund’s long positions in equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, or generally adverse investor sentiment. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in the prices of securities of a particular company, industry, or sector of the market. Certain equity securities may be less liquid, meaning that they may be difficult to sell or buy at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, or to buy securities to cover short positions. It may be difficult at times to buy or sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs or cover short positions. Additionally, market quotations for such securities may be volatile affecting the daily NAV of the Fund.
Common Stock Risk. The equity securities in which the Fund may invest include common stock. The value of an investment in common stock may fluctuate due to the many risks generally affecting equity securities described above. Accordingly, the value of common stock may fall due to, among other things, changes in the activities, performance and financial condition of particular companies whose securities the Fund owns; general market and economic trends; changes in the industries in which the issuers of securities held by the Fund operate; regulatory changes; interest rate and currency changes; and investor perceptions. In addition, common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company. The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts. A depositary receipt is issued by a bank or trust company to evidence its ownership of securities of a non-local corporation. The Fund may invest in both sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are alternatives to purchasing the underlying securities directly in their national markets and currencies. EDRs are receipts in bearer form traded in the European securities markets that evidence a similar ownership arrangement, and GDRs are receipts issued throughout the world that also evidence a similar ownership arrangement. Investments in depositary receipts may be subject to many of the same risks associated with direct investments in the securities of foreign companies, such as currency, political, liquidity, regulatory, economic and market risks because their values depend on the performance of non-dollar denominated underlying foreign securities. The depositary receipts may also involve higher expenses and may trade at a discount (or premium) to the underlying security and their values may change materially at times when the U.S. markets are not open for trading. In addition, the currency of a depositary receipt may be different than the currency of the underlying securities into which they may be converted. Movements in the exchange rate between the local currency of the foreign security and the

Wasatch Long/Short Alpha Fund® — Summary

currency in which the depositary receipt is denominated may adversely affect the value of the depositary receipt even if the price of the foreign security does not change on its market. Even if the depositary receipt is denominated in U.S. currency, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. The Fund also may invest in sponsored or unsponsored depositary receipts. A sponsored depositary receipt is issued by a depositary that has a relationship with the issuer of the underlying security. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, the holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information or as current of information as would a holder of a sponsored depositary receipt since the issuer is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to the holders of unsponsored depositary receipts. Unsponsored receipts may also involve higher expenses, be less liquid and have more volatile prices.
Foreign Securities Risk. Securities of foreign companies, when purchased directly or indirectly through depositary receipts, are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar.  Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Preferred Stock Risk. The equity securities in which the Fund may invest include preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on a preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price. Preferred stocks generally are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Further, holders of preferred stocks generally have no voting rights subject to exceptions when preferred dividends have been in arrears for a specified number of periods.
Large Company Stock Risk. The Fund may invest in the stocks of large companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Mid-Cap Company Stock Risk. Small- and mid-cap company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small- and mid-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within

January 31, 2024

a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the

Wasatch Long/Short Alpha Fund® — Summary

overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index which reflects the effects of general stock market risk and to a secondary index (the FTSE U.S. 3-month Treasury Bill Index), which reflects short-term interest rates and is usually free from the risk of principal fluctuation. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2024

Wasatch Long/Short Alpha Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2022	14.09%
Worst — 3/31/2022	-10.52%

Average Annual Total Returns (as of 12/31/23)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 10/1/2021)
Return Before Taxes	27.75%	12.86%	N/A
Return After Taxes on Distributions	27.75%	12.85%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	16.43%	9.97%	N/A
Institutional Class (Inception Date 10/1/2021)
Return Before Taxes	27.96%	N/A	13.09%
Russell 2500™ Index* (reflects no deductions for fees, expenses or taxes)	17.42%	-0.21%	-0.21%
FTSE U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	5.26%	2.99%	2.99%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 2500 Index vest in the relevant LSE Group company, which owns this index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. This index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in this index or (b) investment in or operation of the Fund or the suitability of this index for the purpose it is being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
Mick Rasmussen, CFA Lead Portfolio Manager Since Inception

Wasatch Long/Short Alpha Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Micro Cap Fund® — Summary

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.50%	1.50%
Other Expenses	0.16%	0.09%
Total Annual Fund Operating Expenses	1.66%	1.59%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund — Investor Class	$169	$523	$902	$1,965
Micro Cap Fund — Institutional Class	$162	$502	$866	$1,889
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

January 31, 2024

Principal Strategies
The Fund invests primarily in growing micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1st. As of the 2023 reconstitution date, the market capitalization of companies included in the Russell Microcap Index ranged from $6.6 million to $4.84 billion. The market capitalizations for the range of companies in the Russell Microcap Index are subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in equity securities (typically common stock) issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for companies that we believe have the potential to grow faster than the gross domestic product (GDP) growth of the United States. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, health care, consumer discretionary, and financials.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy

Wasatch Micro Cap Fund® — Summary

as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the

January 31, 2024

capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in micro-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond $1.5 billion or the market capitalization of the largest company in the Russell Microcap Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell the portfolio holdings that market appreciation has caused to increase in value beyond the definition of a micro-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its micro-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ. On September 30, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date on December 11, 2025.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.

Wasatch Micro Cap Fund® — Summary

Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

January 31, 2024

Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund.  After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Micro Cap Fund® — Summary

Wasatch Micro Cap Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	48.69%
Worst — 3/31/2020	-24.80%

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 6/19/1995)
Return Before Taxes	22.58%	12.40%	10.33%	N/A
Return After Taxes on Distributions	22.58%	9.86%	7.40%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	13.37%	9.83%	7.76%	N/A
Institutional Class (Inception Date 1/31/2020)
Return Before Taxes	22.54%	N/A	N/A	5.74%
Russell Microcap® Growth Index* (reflects no deductions for fees, expenses or taxes)	9.11%	5.97%	3.67%	2.59%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	9.33%	8.56%	5.79%	6.76%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*All rights in the Russell Microcap Index and Russell Microcap Growth Index vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in this index or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose it is being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ken Korngiebel, CFA Lead Portfolio Manager Since 2017	Natalie Pesqué, CFA Portfolio Manager Since January 31, 2023

January 31, 2024

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Micro Cap Fund® — Summary
January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Micro Cap Value Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.50%	1.50%
Other Expenses	0.23%	0.15%
Total Annual Fund Operating Expenses	1.73%	1.65%
Expense Reimbursement	—	(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.73%	1.61%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% and 1.60%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Value Fund — Investor Class	$176	$545	$939	$2,041
Micro Cap Value Fund — Institutional Class	$164	$516	$893	$1,951
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Wasatch Micro Cap Value Fund® — Summary

Principal Strategies
The Fund invests primarily in micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1. As of the 2023 reconstitution date, the market capitalization of companies included in the Russell Microcap Index ranged from $6.6 million to $4.84 billion. The market capitalizations for the range of companies in the Russell Microcap Index are subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
While the Fund primarily invests in value companies, it may also invest in growth companies if the Advisor believes that a company’s current valuation is at a sufficient discount to its projected long-term earnings growth rate.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of these three categories at the time of purchase:
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Undiscovered Gems — Companies that we believe have excellent growth potential that’s gone unnoticed by most analysts and investors.
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Fallen Angels — High-quality growth companies that have experienced what we believe to be a temporary setback, and therefore the stock price may be below the company’s intrinsic value and could be appealing relative to the long-term growth potential of the business.
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Value Momentum Companies — Companies that have a low valuation relative to the companies’ history or industry peers, but for which we have identified a catalyst that may create momentum in the business and in the stock.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including Europe and the United Kingdom.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were industrials, information technology, financials, health care, consumer discretionary, and consumer staples.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and

January 31, 2024

negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes

Wasatch Micro Cap Value Fund® — Summary

in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in micro-capitalization companies as defined above measured at the time of purchase.  In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which the market capitalization of such companies may increase due to market appreciation beyond the $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index (the “Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell the portfolio holdings that have increased in value due to market appreciation beyond the definition of a micro-capitalization company and as a result, the Fund may at times have significant investments in the Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its micro-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or peers with similar strategies may differ. On September 30, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date on December 11, 2025.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency

January 31, 2024

exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit also could have a significant impact on the business and financial results of companies in the U.K. and European countries and certain sectors within such countries. The United States and European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Any of these effects of Brexit could adversely affect the European and U.K. companies in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of

Wasatch Micro Cap Value Fund® — Summary

securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their

January 31, 2024

respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index.  After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Micro Cap Value Fund® — Summary

Wasatch Micro Cap Value Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	39.74%
Worst — 3/31/2020	-28.44%

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 7/28/2003)
Return Before Taxes	13.13%	13.26%	9.92%	N/A
Return After Taxes on Distributions	13.13%	10.92%	7.56%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	7.77%	10.44%	7.52%	N/A
Institutional Class (Inception Date 1/31/2020)
Return Before Taxes	13.38%	N/A	N/A	9.96%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	9.33%	8.56%	5.79%	6.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell Microcap Index vest in the relevant LSE Group company, which owns this index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. This index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in this index or (b) investment in or operation of the Fund or the suitability of this index for the purpose it is being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Brian Bythrow, CFA Lead Portfolio Manager Since 2003	Thomas Bradley Portfolio Manager Since January 31, 2024

January 31, 2024

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Micro Cap Value Fund® — Summary
January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Small Cap Growth Fund® — Summary
January 31, 2024

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.15%	0.07%
Total Annual Fund Operating Expenses	1.15%	1.07%
Expense Reimbursement	—	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.15%	1.06%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.05%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Investor Class	$117	$365	$633	$1,398
Small Cap Growth Fund — Institutional Class	$108	$339	$589	$1,305

Wasatch Small Cap Growth Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small growth companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000® Index as of its most recent reconstitution date. The Russell 2000 Index reconstitution date is typically each year on or around July 1. As of the 2023 reconstitution date, the market capitalization of companies included in the Russell 2000 Index ranged from $17.9 million to $11.36 billion. The market capitalizations for the range of companies in the Russell 2000 Index are subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
Within the Fund’s portfolio, we seek to create a blend of “core” companies that we believe have the potential to grow steadily over long periods of time at faster rates than the average large company, and “high growth” companies that we believe have the potential to grow faster and more aggressively than core companies. The Fund’s secondary objective of income is achieved when fast-growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe have superior growth prospects. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were consumer discretionary, information technology, health care, industrials, and financials.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result

January 31, 2024

in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or

Wasatch Small Cap Growth Fund® — Summary

industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in small-capitalization companies as defined above measured at the time of purchase.  In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which market appreciation may cause the market capitalization of such companies to increase beyond $3 billion or the market capitalization of the largest company in the Russell 2000 Index (“Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell portfolio holdings that market appreciation has caused to increase in value beyond the definition of a small-capitalization company and as a result, the Fund may at times have significant investments in Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its small-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or to peers with similar strategies may differ. On September 30, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date on December 11, 2025.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will

January 31, 2024

decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.

Wasatch Small Cap Growth Fund® — Summary

Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2024

Wasatch Small Cap Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	40.46%
Worst — 6/30/2022	-25.07%

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 12/6/1986)
Return Before Taxes	21.24%	11.18%	8.63%	N/A
Return After Taxes on Distributions	21.24%	9.14%	5.78%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	12.57%	9.08%	6.41%	N/A
Institutional Class (Inception Date 2/1/2016)
Return Before Taxes	21.33%	11.29%	N/A	12.21%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	18.66%	9.22%	7.16%	10.16%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	16.93%	9.97%	7.16%	10.41%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
*All rights in the Russell 2000 and Russell 2000 Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Ryan Snow Lead Portfolio Manager Since January 31, 2024	Ken Korngiebel, CFA Lead Portfolio Manager Since January 31, 2024	JB Taylor Portfolio Manager Since 2016

Wasatch Small Cap Growth Fund® — Summary

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Small Cap Value Fund® — Summary

Investment Objectives
The Fund’s investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.17%	0.06%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.18%	1.07%
1
The Total Annual Fund Operating Expenses may not equal the expense ratio stated in the Fund’s most recent Annual Report and Financial Highlights. The expense ratio in the financial statements reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Investor Class	$120	$375	$649	$1,432
Small Cap Value Fund — Institutional Class	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in small companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities, typically common stock, of small-capitalization companies. The Fund considers a company to be a small-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $3 billion or the market capitalization of the largest company in the Russell 2000® Index as of its most recent reconstitution date. The Russell

January 31, 2024

2000 Index reconstitution date is typically each year on or around July 1. As of the 2023 reconstitution date, the market capitalization of companies included in the Russell 2000 Index ranged from $17.9 million to $11.36 billion. The market capitalizations for the range of companies in the Russell 2000 Index are subject to change at its next reconstitution date.
The Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
The Fund may also invest in growth companies if the Advisor believes that current valuation is at a sufficient discount to a company’s projected long-term earnings growth rate. The Fund’s secondary objective of income is achieved when portfolio companies pay dividends.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of the following three categories at the time of purchase:
•
Undiscovered Gems — Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus leaving them attractively undervalued relative to their expected growth rate.
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Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long-term growth potential.
•
Quality Value — Quality companies with earnings potential that is not fully reflected in their stock prices.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were financials, consumer discretionary, industrials, health care, information technology, and energy.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.

Wasatch Small Cap Value Fund® — Summary

Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred

January 31, 2024

stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in small-capitalization companies as defined above measured at the time of purchase.  In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which the market capitalization of such companies may increase due to market appreciation beyond the $3 billion or the market capitalization of the largest company in the Russell 2000® Index (the “Appreciated Companies”). In accordance with current regulatory requirements, the Fund is not required to sell the portfolio holdings that have increased in value due to market appreciation beyond the definition of a small-capitalization company and as a result, the Fund may at times have significant investments in the Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its small-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or peers with similar strategies may differ. On September 30, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date on December 11, 2025.
Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain

Wasatch Small Cap Value Fund® — Summary

countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to

January 31, 2024

extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

Wasatch Small Cap Value Fund® — Summary

Wasatch Small Cap Value Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	31.43%
Worst — 3/31/2020	-36.93%

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/17/1997)
Return Before Taxes	31.62%	12.48%	9.64%
Return After Taxes on Distributions	30.49%	11.70%	8.86%
Return After Taxes on Distributions and Sale of Fund Shares	19.50%	9.92%	7.77%
Institutional Class (Inception Date 1/31/2012)
Return Before Taxes	31.80%	12.63%	9.75%
Russell 2000® Value Index* (reflects no deductions for fees, expenses or taxes)	14.65%	10.00%	6.76%
Russell 2000® Index* (reflects no deductions for fees, expenses or taxes)	16.93%	9.97%	7.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 2000 and Russell 2000 Value indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Austin Bone Lead Portfolio Manager Since January 31, 2024	Jim Larkins Portfolio Manager Since 1999

January 31, 2024

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Wasatch Small Cap Value Fund® — Summary
January 31, 2024

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Ultra Growth Fund® — Summary
January 31, 2024

Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	0.23%	0.08%
Total Annual Fund Operating Expenses	1.23%	1.08%
Expense Reimbursement	—	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.23%	1.06%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.05%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Ultra Growth Fund — Investor Class	$125	$390	$676	$1,489
Ultra Growth Fund — Institutional Class	$108	$341	$594	$1,315

Wasatch Ultra Growth Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in smaller high growth companies.
Under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities, typically common stock, of smaller companies that we believe have the potential for rapid growth in earnings per share. These companies are typically relatively small, with minimum market capitalizations of $100 million and up to a maximum market capitalization at the time of purchase of $5 billion or the market capitalization of the largest company in the Russell 2000® Growth Index as of its most recent reconstitution date, whichever is greater. The Russell 2000 Growth Index reconstitution date is typically each year on or around July 1. As of the 2023 reconstitution date, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $17.9 million to $11.36 billion. The market capitalizations for the range of companies in the Russell 2000 Growth Index are subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We use a process of “bottom-up” fundamental analysis to look for individual companies that we believe have above average potential for rapid earnings growth and stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, health care, consumer discretionary, financials, and industrials.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in

January 31, 2024

disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid

Wasatch Ultra Growth Fund® — Summary

due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income.  Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

January 31, 2024

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.

Wasatch Ultra Growth Fund® — Summary

Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index.  After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Ultra Growth Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 6/30/2020	51.34%
Worst — 6/30/2022	-25.60%

January 31, 2024

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 8/16/1992)
Return Before Taxes	19.19%	12.41%	11.62%	N/A
Return After Taxes on Distributions	19.19%	11.36%	9.33%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	11.36%	9.91%	8.74%	N/A
Institutional Class (Inception Date 1/31/2020)
Return Before Taxes	19.41%	N/A	N/A	6.17%
Russell 2000® Growth Index* (reflects no deductions for fees, expenses or taxes)	18.66%	9.22%	7.16%	5.29%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 2000 Growth Index vest in the relevant LSE Group company, which owns this index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. This index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in this index or (b) investment in or operation of the Fund or the suitability of this index for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Manager
John Malooly, CFA Lead Portfolio Manager Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.

Wasatch Ultra Growth Fund® — Summary
January 31, 2024

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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch U.S. Select Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	0.75%	0.75%
Other Expenses	3.79%	1.69%
Interest Expense	0.02%	0.02%
Total Annual Fund Operating Expenses	4.56%	2.46%
Expense Reimbursement	(3.54)%	(1.59)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.02%	0.87%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.00% and 0.85%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
U.S. Select Fund — Investor Class	$104	$1,056	$2,017	$4,456
U.S. Select Fund — Institutional Class	$89	$614	$1,166	$2,675

Wasatch U.S. Select Fund® — Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in domestic companies of all market capitalizations.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in equity securities of companies of all market capitalizations that are tied economically to the U.S. Equity securities include common stock. We will consider qualifying investments to be in companies that are listed on a U.S. exchange, that have at least 50% of their assets in the U.S., or that, during the issuer’s most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. As the Fund may invest in companies of any size, we expect to invest the Fund’s assets across a broad market capitalization range, from micro-capitalization stocks to larger capitalization stocks. However, we may invest a significant portion of the Fund’s assets in small-, mid- and large-cap companies with market capitalizations of between $2 billion and $200 billion at the time of purchase.
We seek companies that we consider to be high-quality and seek to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. We use a process of “bottom-up” fundamental analysis to look for companies that we believe have above average revenue and earnings growth potential, a sustainable competitive advantage, high quality financials, and experienced management teams. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.
The Fund may invest up to 20% of its total assets at the time of purchase in the equity securities of foreign companies (companies that are incorporated in any country outside the U.S. and whose securities principally trade outside the U.S.). Securities issued by companies incorporated outside the U.S. whose securities are principally traded in the U.S. are not defined as foreign companies and are not subject to this limitation.
The Advisor generally may sell a security when the Advisor believes (i) the rationale used to buy the security is no longer valid; (ii) the security becomes overpriced, or (iii) another security has better investment potential.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, health care, consumer discretionary, and financials.
The Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse

January 31, 2024

previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Micro-, Small- and Mid-Capitalization Company Stock Risk. Micro-, small- and mid-cap company stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of these stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of these companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. In addition, it is more difficult to get information on smaller companies, which tend to be less known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Large Capitalization Stock Risk. Large company stocks tend to be less volatile than the stocks of small and mid-cap companies, which means their prices may not rise or fall as quickly as the stocks of smaller companies. This means the Fund may underperform relative to other similar funds that emphasize investments in the stocks of small and mid-cap companies.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Wasatch U.S. Select Fund® — Summary

Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by

January 31, 2024

general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain

Wasatch U.S. Select Fund® — Summary

countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over the last calendar year and since inception. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar year shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index and an additional index composed of securities similar to those held by the Fund. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch U.S. Select Fund — Investor Class
Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2023	16.57%
Worst — 9/30/2023	-4.81%

January 31, 2024

Average Annual Total Returns (as of 12/31/23)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 6/13/2022)
Return Before Taxes	33.36%	24.63%	N/A
Return After Taxes on Distributions	33.36%	24.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	19.75%	19.03%	N/A
Institutional Class (Inception Date 6/13/2022)
Return Before Taxes	33.55%	N/A	24.75%
Russell 3000® Growth Index* (reflects no deductions for fees, expenses or taxes)	41.21%	26.09%	26.09%
Russell Midcap® Growth Index* (reflects no deductions for fees, expenses or taxes)	25.87%	22.28%	22.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell 3000 Growth and Russell Midcap Growth indexes vest in the relevant LSE Group company, which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in these indexes or (b) investment in or operation of the Fund or the suitability of these indexes for the purpose they are being used herein.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Mike Valentine Portfolio Manager Since Inception	Paul Lambert Portfolio Manager Since Inception	Austin Bone Portfolio Manager Since Inception	Mick Rasmussen, CFA Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the

Wasatch U.S. Select Fund® — Summary
January 31, 2024

investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch-Hoisington U.S. Treasury Fund® — Summary
January 31, 2024

Investment Objective
The Fund’s investment objective is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares
Management Fee	0.50%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.70%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the Investor Class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Wasatch-Hoisington U.S. Treasury Fund — Investor Class	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Strategies
In pursuit of the Fund’s investment objective, Hoisington Investment Management Company (HIMCo), the Fund’s Sub-Advisor, will:
•
Typically invest at least 90% of the Fund’s total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities.
•
Adjust the average maturity and effective duration of the Fund’s portfolio based on HIMCo’s assessment of multi-year trends in national and international economic conditions.
•
Invest in long-term U.S. Treasury bonds, including U.S. Treasury Strips (zero coupon Treasury securities), when HIMCo determines that economic conditions suggest lower inflation and the multi-year trend is toward decreasing interest rates.

Wasatch-Hoisington U.S. Treasury Fund® — Summary

•
Invest in U.S. Treasury bills or notes, Treasury Inflation-Protected Securities (TIPS), and Floating Rate Notes (FRNs) (maturities less than five years) when HIMCo determines that economic conditions suggest rising inflation and the multi-year trend is toward increasing interest rates.
Over the course of a business cycle, under normal market conditions:
•
The effective duration of the Fund’s holdings is expected to vary from less than a year to a maximum of 25 years.
•
The Fund’s holdings will range in maturity from less than a year to a maximum of the longest maturity Treasury bonds available. As of September 30, 2023, the effective duration of the Fund’s holdings was 18.26 years, and the average maturity of the Fund’s holdings was 26.09 years.
•
When the Fund is invested in securities with longer weighted average maturities it will be more sensitive to changes in market interest rates and its share price may be subject to greater volatility.
•
The Fund’s portfolio turnover rate will vary substantially from year to year. During some periods, turnover will be well below 50%. At other times, turnover could exceed 200% annually. At these times, increased portfolio turnover may result in higher transaction costs and may also result in taxable capital gains.
•
Portfolio adjustments may require the sale of securities prior to their maturity date. The goal of these transactions will be to increase income and/or change the duration of the overall portfolio.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. HIMCo seeks to limit credit risk by investing in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government and are viewed as carrying minimal credit risk. Changes to the financial condition or credit rating of the U.S. government, however, may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.
Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to an increase in market interest rates. Even though U.S. Treasury securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. Very low interest rates may magnify interest rate risk. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to recent increases in interest rates by the Federal Reserve and the signaling of potential future increases and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Income Risk. Income risk is the potential for a decline in the Fund’s income due to falling interest rates.
Effective Duration. Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of approximately 5%. Similarly, if the interest rate increased 1%, the price of a bond with an effective duration of 15 years would decline approximately 15%. The effective duration of the longest maturity U.S. zero coupon bond is 30 years. If the interest rate increased 1%, the value of the longest maturity zero coupon bond would decline approximately 30%. Similarly, if the interest rate decreased 1%, the value of the longest maturity zero coupon bond would increase approximately 30%. Accordingly, a fund with a longer weighted average maturity or effective duration may be impacted to a greater degree than a fund that has a portfolio with a shorter weighted average maturity or effective duration.
Repurchase Agreements Risk. The main risk of a repurchase agreement is that the original seller might default on its obligation to repurchase the securities. If the seller defaults, the Fund will seek to recover its investment by selling the collateral and could encounter restrictions, costs or delays. The Fund will suffer a loss if it sells the collateral for less than the repurchase price.
Treasury Inflation-Protected Securities (“TIPS”) Risk. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index (“CPI”). When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any

January 31, 2024

increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk.
Variable and Floating Rate Instrument Risk. Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.
Risks of Zero Coupon Treasury Securities. The market prices of zero coupon securities, which do not entitle the holder to periodic interest payments, are generally more volatile than the market prices of securities of comparable quality and similar maturity that do pay interest periodically. Zero coupon securities are more sensitive to fluctuations in interest rates than coupon securities of the same maturity.
Volatility Risk. Longer-term bonds are more sensitive to interest rate changes than shorter-term notes and bills. Prices of debt securities move inversely to interest rates. As a result, when the Fund is invested in longer-term securities, it may experience significant negative returns when long-term interest rates increase.
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.

Wasatch-Hoisington U.S. Treasury Fund® — Summary

The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based bond market index. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.

January 31, 2024

Wasatch-Hoisington U.S. Treasury Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 3/31/2020	26.16%
Worst — 3/31/2021	-16.95%

Average Annual Total Returns (as of 12/31/23)	1 Year	5 Years	10 Years
Investor Class (Inception Date 12/6/1986)
Return Before Taxes	1.36%	-2.25%	2.07%
Return After Taxes on Distributions	0.16%	-3.29%	0.73%
Return After Taxes on Distributions and Sale of Fund Shares	0.79%	-1.82%	1.35%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.53%	1.10%	1.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.
Portfolio Management
Investment Advisor	Investment Sub-Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors	Hoisington Investment Management Company (HIMCo)
Portfolio Managers
Van Hoisington Lead Portfolio Manager Since 1996	Van R. Hoisington, Jr., “V.R.” Portfolio Manager Since 2016	David Hoisington Portfolio Manager Since 2016
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class
New Accounts	$2,000
New Accounts with an Automatic Investment Plan	$1,000
Individual Retirement Accounts (IRAs)	$2,000
Coverdell Education Savings Accounts	$1,000

Wasatch-Hoisington U.S. Treasury Fund® — Summary
January 31, 2024

Subsequent Purchases	Investor Class
Regular Accounts and IRAs	$100
Automatic Investment Plan	$50 per month and/or $100 per quarter
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Wasatch Funds —  Additional Information about the Funds
January 31, 2024

The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, Greater China Fund, International Growth Fund, International Opportunities Fund, International Select Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund are referred to as equity funds (each, an “Equity Fund,” and collectively, the “Equity Funds”). The Equity Funds together with the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”) are the “Funds.”
Please see the section entitled “Principal Strategies” in the Fund Summary for a summary description of each Fund’s principal investment strategies. Principal strategies are strategies Wasatch Advisors LP, doing business as Wasatch Global Investors, (the “Advisor”) or Hoisington Investment Management Company (“HIMCo” or the “Sub-Advisor”) believes are most likely to be important in trying to achieve the respective investment objective(s) of each Fund.
Investment Process
Securities for the Equity Funds are recommended by an experienced in-house research team. Each Fund’s portfolio manager(s) seek to ensure that investments are compatible with the Fund’s investment objective(s) and strategies.
As part of its research process, the research team uses “bottom-up” fundamental analysis to identify companies that it believes have outstanding investment potential. The research process may include, among other things, prescreening potential investments using databases and industry contacts, analyzing companies’ annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.
For the Long/Short Alpha Fund, the Advisor will select securities using an investment process that combines proprietary quantitative techniques and fundamental analysis, taking long positions in companies that the Advisor believes have the potential for above average revenue and earnings growth and short positions in companies that it expects to underperform. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. For the Long/Short Alpha Fund, the Advisor may also utilize risk management techniques to establish constraints on the amount of exposure to individual securities, industries, countries and/or a variety of specific quantitative factors, such as quality, growth, value, momentum and leverage.
The Sub-Advisor identifies and selects securities it believes are suitable investments for the U.S. Treasury Fund in pursuit of its investment objective.
Buying Securities — Equity Funds
Decisions to buy securities are based on the best judgment of each Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance.
Below are factors that are considered by the portfolio manager(s) when purchasing securities for the Equity Funds.
Growth Stocks
As we analyze growing companies, we are most interested in finding:
•
Potential for significant and sustained revenue and earnings growth.
•
Experienced, proven management team.
•
High return on capital.
•
Sustainable competitive advantage.
•
Market leadership and/or growing market share.
•
Ability to capitalize on favorable long-term trends.
•
Strong financial health.
•
Reasonable use of debt.
•
Attractive valuation.
Value Stocks
As we analyze “value” companies, we are most interested in finding:
•
Catalysts for improved earnings growth.
•
New products or services that may increase revenue growth and market share.
•
Experienced top management with a substantial stake in the company’s future.
•
Introduction of valuable new products and services.
•
Low stock valuation as measured by a variety of ratios, including price-to-earnings, price-to-sales, price-to-book, price-to-cash flow and enterprise value-to-EBITDA (earnings before interest, taxes, depreciation, and amortization).
•
Potential to generate improved financial performance.
Short Selling Securities — Long/Short Alpha Fund
Decisions to sell securities short are based on the best judgment of the Long/Short Alpha Fund’s portfolio manager in a continuing effort to enhance long-term risk adjusted performance. In general, the Advisor is likely to sell a security short when the Advisor believes:
•
A security can be used as an effective hedge against the risk exposures resulting from the Fund’s long portfolio.
•
The rankings of the security provided by the multi-factor quantitative models have fallen.

Wasatch Funds —  Additional Information about the Funds

•
The fundamentals of the security have deteriorated or the investment potential has diminished.
•
The Fund can borrow the required shares to sell short at a reasonable interest rate.
Selling Securities — Equity Funds
Decisions to sell securities are based on the best judgment of each Equity Fund’s portfolio manager(s) in a continuing effort to enhance long-term performance. For each Equity Fund (except the Long/Short Alpha Fund), the Advisor generally may sell a security when the Advisor believes:
•
The rationale used to buy the security is no longer valid.
•
The security becomes overpriced.
•
Another security has better investment potential.
With respect to the Long/Short Alpha Fund, the Advisor may sell a long position in a security when the Advisor believes:
•
The rankings of the security provided by the multi-factor quantitative models are poor or have fallen.
•
The fundamentals of the security have deteriorated or the investment potential has diminished.
With respect to the Long/Short Alpha Fund, in general, the Advisor may decide to close out a short position in a security when the Advisor considers, among other things:
•
That the price of the security has fallen to a point where the Long/Short Alpha Fund will recognize a gain.
•
That the price of the security sold short has risen to a point where the Advisor believes capital is unreasonably at risk, regardless of how the Advisor evaluates the security.
•
That the fundamentals or investment potential of the security have improved.
•
The rankings of the security provided by the quantitative models have improved.
Investment Strategies and Risks
The following supplements the information for principal strategies of the Funds (as identified in their respective summaries) as well as provides additional information for Funds using certain types of investments as non-principal strategies.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of a Fund in general, may fall in value due to current market and economic conditions or events. Economic events historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers world wide. Such events have included, among other things, bankruptcies, corporate restructurings and similar events; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe and other countries; dramatic changes in energy prices and currency exchange rates; China’s economic slowdown; and regional armed conflict, such as the wars between Russia and Ukraine and Israel and Hamas.
In this regard, in late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tension among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russia economy and various sectors of the economy and companies, the value and liquidity of Russian securities, the value of the ruble, the country’s credit rating and have other adverse consequences on the Russian government, economy, companies and region.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which a Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe.
Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve

January 31, 2024

other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency, and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities may have a negative effect on a Fund’s investments in issuers of Israeli securities or in Israeli markets and performance, and may extend beyond any direct or indirect exposure a Fund may have to Israeli issuers or those of adjoining geographic regions. The extent and duration of these military actions or future escalations of such hostilities, the extent and impact of any related sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. If a Fund has investments in a region enduring geopolitical market disruption, it may face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Furthermore, the economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of a Fund’s assets may go down.
These and any related events could have a significant negative impact on a Fund’s investments as well as a Fund’s performance. Aside from the foregoing turbulence, global and domestic regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which may adversely impact a Fund’s investments and performance. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began progressively increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a Fund’s investments, and a Fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, a Fund may experience high redemptions and increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.
In addition, as the Fed increases the target Fed Funds Rate, any such increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events and the possible resulting market volatility may have an adverse effect on a Fund.
Political turmoil within the United States and abroad may also impact a Fund. The ongoing adversarial political climate in the United States, as well as political and diplomatic events abroad, such as presidential, congressional and gubernatorial elections in the U.S., global elections and governmental changes and the U.S. government’s failure to agree on a long-term budget and deficit reduction plan, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on a Fund’s investments and operations. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, and increase uncertainty in or impair the operation of the

Wasatch Funds —  Additional Information about the Funds

U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.
In addition, there is a risk that the present value of assets or income from investments will be less in the future as rising prices (inflation) reduce their purchasing power. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce a Fund’s performance. While overshadowed by recent rapid inflation, there is also a risk that the prices of goods and services in the United States and many foreign economies may decline over time (deflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Historically, securities issued in emerging and frontier markets have been subject to a greater risk of inflationary or deflationary forces, and more developed markets have been better able to use monetary policy to normalize markets.
The value of a Fund’s investments may be impacted by global health crisis or other events. The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of a Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
These events, and any other future events, may adversely affect the prices and liquidity of a Fund’s portfolio investments and could result in disruptions in the trading markets.
Government and Regulatory Action Risk. Government and regulatory action risks may be considered a principal risk of the Funds. Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund is regulated or operated. The effects of these actions on the markets generally, and a Fund’s investment program in particular, can be uncertain. Such legislation or regulation could restrict the ability of a Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or impede a Fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad could negatively impact financial markets and a Fund’s performance. Volatile financial markets can expose a Fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
Sector and Industry Weightings Risk. The Equity Funds may invest a large percentage of their assets in a few sectors, or industries within a particular sector. A Fund’s investment in a particular sector will fluctuate over time based on the investment opportunities identified by the Advisor. The risks associated with investing in various sectors and industries are considered principal risks of these Funds. The U.S Treasury Fund does not invest a significant amount of its assets in any individual sector or industry. These sectors include communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities.  Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect a single sector. If an Equity Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent an

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Equity Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.
Communication Services Sector Risk. The communication services sector includes companies in the diversified telecommunication services, wireless telecommunication services, and media and entertainment industries. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for the companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which a Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by

Wasatch Funds —  Additional Information about the Funds

extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Health Care Sector Risk. The health care sector includes companies in the health care equipment, services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products industries. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of equity real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also,

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certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation, and the effects of regulatory changes.
Foreign Securities Risk. Investing in foreign securities is a principal strategy for each Equity Fund except the Long/Short Alpha Fund. The Long/Short Alpha Fund may invest directly in securities issued by foreign companies, but it is not a principal strategy to do so. It is a principal investment strategy of the Long/Short Alpha Fund to invest in foreign companies indirectly through sponsored or unsponsored American Depositary Receipts, Global Depositary Receipts or European Depositary Receipts which may subject the Fund to many of the same risks associated with direct investments in the securities of foreign companies. Accordingly, foreign securities risk is a principal risk for each Equity Fund. The U.S. Treasury Fund does not invest in foreign securities. The following paragraphs highlight some of the risks of investing in foreign securities.
Foreign Market Risk. Foreign securities markets may be less liquid and their prices may be more volatile than domestic markets. There also may be less government supervision and regulation of foreign stock exchanges, brokers, custodians and listed companies than in the U.S. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument. The risks of investing in foreign markets may be magnified when investing in emerging or frontier markets.
Currency Risk. The U.S. dollar value of a Fund’s assets invested in foreign countries will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While the Funds have the ability to hedge against fluctuations in foreign currency exchange rates, they have no present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.
Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.
Delisting Risk. Securities of certain foreign companies may be listed on a U.S. stock exchange. On December 2, 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of such companies listed in the U.S., delisting could impact the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.
Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Wasatch Funds —  Additional Information about the Funds

Transaction Costs. The costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those for domestic transactions.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policies in a country or region could significantly affect the markets in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in different countries or regions. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Frontier Markets Risk. The Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, International Growth, and International Opportunities Funds may invest a significant portion of their assets in the securities of companies domiciled in frontier market countries, and investing in frontier market countries is therefore considered a principal risk of these funds. The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Greater China, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in the securities of companies domiciled in frontier market countries, but it is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the securities of companies domiciled in frontier market countries. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Emerging Markets Risk. The Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth,
and International Opportunities Funds may invest a significant portion of their assets in the securities of companies domiciled in emerging market countries, and investing in emerging markets is therefore considered a principal risk of these Funds.  The Core Growth, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in the securities of companies domiciled in emerging market countries, but this is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the securities of companies domiciled in emerging market countries. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case a Fund could lose all or a significant portion of its investment in a country.
Indian Market and India Region Risk. It is a principal strategy of the Emerging India Fund to invest in securities of companies tied economically to India (the “India region”).  Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The Fund may invest a significant portion of its assets in companies in the India region, and investing in the India region is therefore considered a principal risk of the Fund. The Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, International Growth, and International Opportunities Funds may invest a significant portion of their assets in companies in the India region from time to time, and investing in the India region is therefore considered a principal risk of these Funds.  The Core Growth, Global Value, Greater China, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in companies in the India region, but it is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the India region.  The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities markets in the India region are comparatively underdeveloped. Financial intermediaries may not perform as well as their

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counterparts in the United States or in other countries with more developed securities markets. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receiving dividends. If a market’s trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired. A Fund’s ability to buy or sell India region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In previous years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions, including economic and tax reforms, can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. The government in India has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Further, any actions or other factors that may impede the flow of foreign capital to India may also inhibit its growth. Although the governments of India, Bangladesh, Pakistan, and Sri Lanka have begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. In addition, large portions of many Indian companies remain in the hands of their founders (including members of their families) and the corporate governance of such family-owned companies may be weaker and less transparent. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Asia Region Risk. The Greater China Fund invests primarily in the securities of companies tied economically to China, Hong Kong, and Taiwan and investing in these countries is therefore considered a principal risk of the Fund.  The Emerging Markets Select, Emerging Markets Small Cap, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, and International Select Funds may invest a significant portion of their assets in the securities of companies tied economically to markets in the Asia region, including, among others, Bangladesh, China, Hong Kong, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Investing in the Asia region is therefore considered a principal risk of these Funds.  Similarly, the Frontier Emerging Small Countries Fund may invest a significant portion of its assets in the securities of companies tied economically to frontier and small emerging market countries in the Asia region including, among others, Bangladesh, Indonesia, Malaysia, the Philippines, Singapore, Taiwan, Thailand and Vietnam and is therefore considered a principal risk of the Fund. The Emerging India Fund invests primarily in securities of companies tied economically to India as described above.  The Core Growth, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in companies tied economically to countries in the Asia region but it is not considered a principal risk of these Funds as of the date of this Prospectus.  The U.S. Treasury Fund does not invest in the Asia region.  The value of a Fund’s assets invested in countries in the Asia region may be adversely affected by, among other things, political, economic, social and religious instability, less mature or liquid securities markets, increased price volatility, inadequate investor protection, different financial reporting requirements, different or inadequate accounting standards and practices, limited government oversight and market regulations, expropriation or nationalization of assets, capital controls, less developed or diverse economies, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States and Europe and other Asian economies. Global economic conditions and international trade may affect Asian economies, and companies’ prospects and financials could deteriorate as a result of political instability and uncertainty as well as increased tensions with other nations, the imposition of tariffs and other protectionist trade policies and other similar actions.

Wasatch Funds —  Additional Information about the Funds

In addition, the Asian region is comprised of countries in all stages of economic development, some of which may experience overextension of credit, currency devaluation and restrictions, rising unemployment, high inflation, an underdeveloped financials sector, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets which some countries may not have the capacity to address. Many Asian region countries are dependent on foreign supplies of energy and competition to claim or develop regional supplies of energy or other natural resources could lead to economic, political or military instability or disruption and adversely impact the performance of a Fund. As some countries in the Asian region are less developed and may be considered emerging or frontier markets, the risk to foreign investors of investing in such countries will be magnified and include the risks of investing in emerging or frontier markets such as, increased political and social instability; highly volatile, less mature and less liquid securities markets; lower corporate government standards; limited government oversight and market regulation; differing financial reporting, accounting and auditing standards; capital controls; potential expropriation or nationalization of companies or industries; currency fluctuations; restrictions on foreign ownership; less legal recourse to enforce a Fund’s rights; less publicly available or inaccurate information regarding companies; high taxation; less developed or diverse economies and other political, economic or social developments.
The Asia region includes Japan, China, Hong Kong, and Taiwan. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging and declining population, large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationship with neighboring countries). In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund that has investments in Japan.
With respect to China, Hong Kong, and Taiwan, see the risks of investing described below under “Greater China Region Risk.” In addition, certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations and less market liquidity. See “Risks of Investing in Chinese Securities” below for additional information regarding these shares.
Greater China Region Risk. In addition to the risks listed above under “Foreign Securities Risk,” the Greater China Fund is subject to additional risks associated with its investments in the Greater China Region. The Greater China Region includes The People’s Republic of China (“PRC” or “China”), Hong Kong, and Taiwan. As noted, the other Equity Funds may also invest in countries in the Asia region, including China, Hong Kong, and Taiwan, and therefore may also be subject to the risks of investing in such countries.  The U.S Treasury Fund does not invest in the Greater China Region.  Countries in the Greater China Region may be subject to considerable degrees of economic, political or social instability. China and Taiwan are emerging market countries and demonstrate significantly higher volatility from time to time in comparison to developed markets. Chinese governmental actions can have a significant effect on economic conditions in China, Hong Kong, and Taiwan or on a particular issuer or industry, which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic reform programs adversely affecting industries and companies in China.
Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and business structure.
After years of steady growth, China’s economy slowed prior to 2020, including in its Chinese real estate market. Although the trends began to reverse during China’s initial recovery from the pandemic, it is uncertain whether the trends will continue. China’s economy may experience a significant slowdown, an economic recession or periods of substantial inflation which may have a negative effect on its securities market. Economies of countries in the Greater China Region, particularly their export-oriented industries,

January 31, 2024

may be adversely impacted by the developments in the economies and governmental actions of their principal trading partners, including the United States, such as a reduction in spending on their products and services, a downturn in the economies of their key trading partners, and the imposition of trading, restrictions, tariffs or other protectionist trade policies.
The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative repercussions for global markets and other nations closely-affiliated with those countries. The current political climate has intensified concerns about the ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may significantly reduce international trade, substantially reduce the price of goods, cause an oversupply of certain manufactured goods and trigger the possible failure of individual companies and/or large segments of China’s export industry which could have a negative impact on a Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory action such as the seizure of assets. Further, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China. Any of these actions could severely impair a Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets and income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund’s operations, causing the Fund to decline in value. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs or escalating actions may be imposed in the future.
In addition, on June 3, 2021, President Biden signed an executive order which, in general terms, prohibits U.S. persons from purchasing or selling publicly traded securities or derivatives of such securities in certain companies with ties to China’s military and related materials sector or surveillance technology industry as listed in the order or as determined by the U.S. Secretary of Treasury (hereafter, “Chinese Military-Industrial Complex Companies” or “CMICs”). The list of CMICs is subject to change from time to time, which could prevent a Fund from acquiring securities previously deemed suitable investments or result in a forced sale of securities in the portfolio at an inopportune time or price which may result in losses to the Fund. Such government prohibitions may affect the value of the securities held in the portfolio directly or indirectly as well as negatively impact the market for other China-based issuers resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as a result of trade tensions between the U.S. and China.
As noted above, on December 2, 2020, the U.S. Congress also passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including Chinese issuers) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of Chinese companies listed in the U.S., delisting could decrease the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs. It is difficult to predict the consequences of these actions or whether further tariffs and actions will be taken.
Further, China’s domestically oriented industries may be particularly sensitive and adversely affected by changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limitations or prohibitions on investors (including foreign institutional investors) with regard to selling holdings in Chinese companies, limitations or prohibitions on foreign ownership in certain industries or the repatriation of assets by foreign investors under certain circumstances or similar actions.
Certain securities issued by companies located or operating in China, such as China A-Shares described below, are subject to trading restrictions, quota limitations, and less market liquidity. Chinese authorities may intervene in the Chinese securities markets and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities markets have experienced considerable volatility, and have been subject to relatively frequent and excessive trading halts and suspensions which, among other things, contribute to uncertainty in the markets, reduce the liquidity of securities subject to a trading halt or suspension and lead to greater market execution and valuation risks. Such actions could adversely impact a Fund’s ability to achieve its investment

Wasatch Funds —  Additional Information about the Funds

objective(s), its ability to trade China shares during such periods and could result in the Fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. The Chinese markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting from governmental influence, lack of publicly available information and/or political or social instability. Under current rules of the PRC, there is a limit as to how many shares a single foreign investor is permitted to hold in a PRC-listed company and a limit as to the maximum combined holdings of all foreign investors in a PRC-listed company. As a result, a Fund may have to sell securities at an inopportune time or price, may not be able to execute its investment strategy and its performance may be hindered.
Additional risks of loss from investing in countries in the Greater China Region include currency fluctuations, interest rate fluctuations, less liquidity, higher rates of inflation, expropriation (the confiscation of assets and property), confiscatory taxation, nationalization, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage), trading halts and differing legal, accounting, auditing, financial and reporting standards. Financial reporting by Chinese companies does not have as much regulatory oversight as in the United States. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting and accounting fraud and other corporate misconduct. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies.
Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, strained international relations and security concerns such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting a Fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally also have a significant impact on the economies of China, Hong Kong, and Taiwan (the Greater China Region), which in turn could adversely affect a Fund’s investments. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and a Fund’s investments. Further, China’s strained relationships with certain ethnic groups in China, including Tibetans and Uighurs, have been marked with protests and violence and may adversely affect the Chinese economy.
Risks of Investing in Chinese Securities. The Greater China Fund intends to invest in the securities of Chinese companies through various securities markets and investment vehicles, including China A-Shares through the Stock Connect Programs—the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program, H-Shares and B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs), and Variable Interest Entities (“VIEs”) traded on a stock exchange (as described below), and investing in these markets and vehicles is therefore considered a principal risk of the Fund. As noted above, other Equity Funds may also invest in Asia countries, including China. Such Equity Funds may also invest in Chinese securities, including China A-Shares, and incur Chinese securities risk.
China A-Shares are the stock shares of mainland China- based companies that trade on the two Chinese stock exchanges, the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange (SZSE). Prices on these exchanges are quoted in renminbi. The Stock Connect Programs (mentioned above) are securities trading and clearing links programs with an aim to achieve mutual stock market access between mainland China and Hong Kong. The Stock Connect Programs were developed by The Stock Exchange of Hong Kong Limited (SEHK), the Hong Kong Exchanges and Clearing Limited, the SSE (in the case of the Shanghai Connect) or the SZSE (in the case of the Shenzhen Connect), and the China Securities Depository and Clearing Corporation (CSDC). Investing in China A-Shares is subject to trading, clearance, settlement and other procedures which could pose risks to a Fund, including illiquidity risk, currency risk, legal and regulatory risk, execution risk, operational risk, tax risk and credit risk. China A-Shares markets have a higher propensity for trading suspensions than many other global equity markets. As a result of differing legal standards, a Fund also faces the risk of being unable to enforce its rights with respect to its China A-share holdings. Trading through the Stock Connect Programs is currently subject to a daily quota, which limits the maximum net purchases under the Stock Connect Programs each day and, as such, buy orders for China A-Shares would be rejected once the daily quota is exceeded (although a Fund will be permitted to sell China A-Shares regardless of the daily quota). The daily quota may restrict a Fund’s ability to invest in China A-Shares through Stock Connect Programs on a timely basis

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and could affect the Fund’s ability to effectively pursue its investment strategy. Further, the Stock Connect Programs, which rely on the connectivity of the Shanghai or Shenzhen markets with the Hong Kong market, are subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, a Fund’s ability to trade in China A-Shares will be impacted which may affect the Fund’s performance.
Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for a Fund. The Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Accordingly, an investment in China A-Shares though the Stock Connect Programs may subject a Fund to the risk of price fluctuations on days when the Chinese markets are open, but the Stock Connect Programs are not trading. Further, if one or both of the Chinese markets and the Hong Kong market are closed on a U.S. trading day, a Fund may not be able to acquire or dispose of China A-Shares in a timely manner.
The Stock Connect Programs do not have an extensive operating history and there is no certainty as to how current regulations or new regulations that may be adopted will be applied or interpreted in connection with the operations, legal enforcement and cross-border trades under the Stock Connect Programs. In addition, there can be no assurance that the Stock Connect Programs will be continued. A Fund may be adversely affected as a result of such changes. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through the Stock Connect Programs. These fees, costs and taxes may be higher than those imposed on other Chinese securities providing similar investment exposure.
In addition to the China A-Shares, a Fund may also invest in other classes of shares, including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and are denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller and less liquid and has a smaller issuer base than the China A-Shares market. H-Shares are issued by companies incorporated in the PRC that derive substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares. H-Shares may trade at significant discounts or premiums to their China A-Share counterparts. These shares classes are subject to the political and economic policies of China.
An Equity Fund may also invest its assets in securities of VIE’s. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. The VIE arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure.
VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action affecting VIEs, the market value of a Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about Chinese securities and VIEs in which a Fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and

Wasatch Funds —  Additional Information about the Funds

value of the securities, decrease the ability of a Fund to transact in such securities and may increase the costs of a Fund if it is required to seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.
China Region Tax Risk. Developing countries in the Greater China Region, such as mainland China and Taiwan, may subject a Fund’s investments to a number of tax rules and the application of many of those rules may be uncertain. Although China has implemented various tax reforms in recent years, China may amend or revise its existing tax laws and/or procedures in the future possibly with a retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to a Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund, which would adversely impact the Fund’s net asset value. There may be certain temporary tax exemptions and favorable tax treatments for assets traded through the Stock Connect Programs or the Qualified Foreign Institutional Investor (“QFII”) Programs, which, if withdrawn or modified, could result in additional tax obligations that could adversely impact a Fund’s net asset value.
Taiwan and Hong Kong Risk. The Greater China Region also includes Taiwan and Hong Kong. With respect to Taiwan, China has a complex territorial dispute regarding the sovereignty of Taiwan. Continuing hostility between China and Taiwan and any potential military conflict or future political or economic disturbances may adversely impact investments in such countries or make investments in such countries impracticable or impossible. Any escalation in these hostilities may, among other things, distort Taiwan’s capital account, adversely impact other countries in the region and adversely impact a Fund’s investments in the region, including China and Taiwan. Taiwan’s market and economy also face increasing competition from other low-cost emerging economies and certain protectionist trade threats. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy, currency fluctuation, and conditions that weaken demand for Taiwan’s export products worldwide. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces and continued labor outsourcing may adversely affect the Taiwanese economy. A disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Negative impacts of the Taiwanese economy as a whole or its industries may impact an Equity Fund’s performance to the extent the Fund invests in such securities.
With respect to Hong Kong, the Chinese and Hong Kong economies are vulnerable to the long-standing disagreement with Hong Kong related to the former British colony’s integration into a special administrative region of China. As reflected by protests in Hong Kong in recent years over political, economic and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, such actions may have a negative impact on investor and business confidence in Hong Kong, on its markets and business performance and in turn on a Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to the U.S. dollar which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on Hong Kong’s economy. Because a Fund’s net asset value is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s net asset value.
Europe and United Kingdom Risk. As part of their principal strategy permitting investments in foreign securities, the Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, International Select, and Micro Cap Value Funds may invest a significant portion of their assets in securities issued by companies in developed markets, including European countries and the United Kingdom (“U.K.”), and therefore exposure to the social, political, regulatory, economic, and other events or conditions affecting Europe and the U.K. may be considered a principal risk for such Funds as of the date of this Prospectus.  The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Greater China, Long/Short Alpha, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may also invest in securities issued by foreign companies in Europe and the U.K. However, it is not considered a principal risk for such Funds as of the date of this Prospectus. The U.S. Treasury Fund does not invest in European or U.K. companies.

January 31, 2024

Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Successionist movements as well as governmental or other response to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments in EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social development may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European countries.
In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the UK and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the UK, EU and elsewhere cannot be fully known.
Brexit may cause greater market volatility and illiquidity, currency fluctuations, interest rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the United Kingdom and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries and certain sectors within such countries. The United States and other European countries are substantial trading partners of the U.K. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. In the longer term, there is likely to be a period of significant political, regulatory, and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect the European and U.K. companies in which a Fund may invest. Additionally, increasing commodity prices and rising inflation levels prompted the United Kingdom government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods.
Convertible Securities Risk. Each Fund (except the U.S Treasury Fund) may invest in convertible securities, but it is a non-principal strategy of each of these Funds and is not considered a principal risk of any Fund. Convertible

Wasatch Funds —  Additional Information about the Funds

securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and have less potential for gains or capital appreciation in a rising stock market than other equity securities. They tend to be more volatile than other fixed-income securities, and the markets for convertible securities may be less liquid than the markets for common stocks or bonds. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, then the convertible security tends to reflect the market price of the underlying common stock and may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. Additionally, an issuer may have the right to buy back certain convertible securities at a time and price that would be unfavorable to a Fund.
Cybersecurity Breach Risk. Each Fund could be vulnerable, through its investments or otherwise, to cybersecurity breaches. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional cybersecurity breaches can occur, such as the inadvertent release of confidential information. A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, costs associated with system repairs and the inability to calculate net asset value, transact business, process transactions on behalf of shareholders or safeguard data. Such incidents could affect the business and reputation of companies in which a Fund invests, causing the Fund’s investments to lose value.
Operational Risk. A Fund is exposed to operational risks from a number of factors including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties and third-parties, failed or inadequate processes and technology or systems failures. Further, a Fund relies on a range of services from third-parties, including custody. Any delay or failure relating to engaging or receiving services from such service providers may negatively affect a Fund and its ability to meet its investment objective. Although a Fund and a Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.
Early Stage Companies Risk. The Emerging Markets Select, Global Opportunities, Global Select, Greater China, International Growth, International Opportunities, and International Select Funds may invest a significant portion of their assets in early stage companies from time to time, and investing in early stage companies is therefore considered a principal risk of these Funds. The Core Growth, Emerging India, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Value, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in early stage companies, but it is a non-principal strategy of each of these Funds and is not considered a principal risk.  The U.S. Treasury Fund does not invest in early stage companies. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Participatory Notes Risk. Each Fund (except the U.S. Treasury Fund) may invest in participatory notes, but it is not considered a principal risk of any Fund. Participatory Notes, commonly known as P-Notes or PNs, are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and used to obtain exposure to equity investments, including common stocks and warrants in a local market where direct ownership is not permitted. The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with direct investments in the underlying securities. The Equity Funds are subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument. Such instruments are not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of a Participatory Note will equal the value of the underlying equity security to which it is linked.
Initial Public Offerings (IPOs) Risk. The Emerging India, Emerging Markets Select, Frontier Emerging Small Countries, Global Opportunities, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, and Ultra Growth Funds may invest a significant portion of their assets in IPOs from time to time, and investing in IPOs is therefore considered a principal risk of these Funds. The Core Growth, Emerging Markets Small Cap, Global Select, Global Value, Greater

January 31, 2024

China, International Growth, International Select, Long/Short Alpha, Small Cap Value, and U.S. Select Funds may invest in IPOs, but it is a non-principal strategy of each of these Funds and is not considered a principal risk. The U.S. Treasury Fund does not invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.
Liquidity Risk. From time to time, the trading market for a particular security or securities or a type of security in which the Funds invest may become less liquid or even illiquid, particularly with respect to emerging-market and frontier-market securities, IPOs and early stage companies. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities when necessary to meet a Fund’s liquidity needs or in response to a specific economic event. Market price quotations for such securities may be volatile.
Derivatives Risk. The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Greater China, International Growth, International Opportunities, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging and speculative purposes, but it is a non-principal strategy of each of these Funds and is not considered a principal risk (except the Long/Short Alpha Fund engages in short sales as a principal strategy as discussed further below).  The Global Value Fund may invest in derivatives, including put and call options on securities, options on futures, and foreign currency exchange contracts for hedging purposes only, but it is a non-principal strategy of this Fund and is not considered a principal risk.  The U.S. Treasury Fund does not invest in derivatives.
A derivative generally is a financial instrument whose value is based on (or “derived from”), at least in part, a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a market index (such as the S&P 500), or a rate (e.g., the Euro Interbank Offered Rate) or the relative change in two or more reference indices or rates. The Equity Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio and to facilitate the sale of existing portfolio securities.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The risks of using derivatives include market risk, credit risk, management risk, liquidity risk and the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract. Derivatives can be highly volatile, illiquid and difficult to value. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment (unlike a long position in which the risk of loss may be limited to the notional amount of the instrument). Adverse movements in the price or value of the underlying asset or index can lead to losses from the use of derivatives, which may be magnified by certain features of the contract. Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to fulfill its obligations.
The potential benefits to be derived from an options, futures and derivatives strategy are dependent upon the ability of the portfolio manager(s) to assess the potential effect of market or economic developments on the underlying asset, index or rate, and the derivative itself. This requires different skills and techniques than attempting to assess the prospects of individual companies or debt securities, and there can be no assurance that the use of this strategy will be successful.
Preferred Stock Risk. Investing in preferred stock is a non-principal strategy of each Equity Fund and is not considered a principal risk of any Fund except for the Long/Short Alpha Fund. The Long/Short Alpha Fund may invest in preferred stock as a principal strategy and is therefore considered a principal risk of the Fund. The U.S. Treasury Fund does not invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on a preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline affecting the stock’s price. Preferred stocks generally are subordinate to bonds and other debt instruments in the company’s capital structure and therefore are subject to

Wasatch Funds —  Additional Information about the Funds

greater credit risk. Further, holders of preferred stocks generally have no voting rights subject to exceptions when preferred dividends have been in arrears for a specified number of periods.
Warrants and Rights Risk. Investing in warrants and rights is a non-principal strategy of each Equity Fund and is not considered a principal risk of any Fund.  The U.S. Treasury Fund does not invest in warrants or rights.  A warrant gives a Fund the right to buy a specified amount of an underlying stock at a predetermined “exercise” price on the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock, and a warrant will only have value if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, typically the warrant will expire without any value and the Fund will lose any amount it paid for the warrant. Similarly, a stock right entitles a Fund to purchase new shares issued by a corporation at a predetermined price (normally at a discount to the stock’s current market price) in proportion to the number of shares already owned. Issued rights are only exercisable for a short period of time, after which they expire. A Fund has no obligation to exercise a right and buy the newly issued stock, and a right will only have value if the Fund is able to exercise the right or sell it before it expires.
Short Sales Risk. Except for the Long/Short Alpha Fund, engaging in short sales is not a principal strategy or principal risk of the other Equity Funds or the U.S. Treasury Fund. The Long/Short Alpha Fund may engage in short sales as a principal strategy and therefore participating in short sales is a principal risk of the Fund. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security appreciated in value, thus resulting in a loss to the Fund. For instance, the lender of the borrowed security may recall the security, in which case a Fund would have to either borrow the security from another lender or buy the security and deliver it to the lender. The Fund may not always be able to locate another lender, and thus the Fund may be required to cover the short position at a disadvantageous price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. Although the gain is limited by the price at which the security was sold short, the potential loss on a short sale is theoretically unlimited because there is no upper limit on the price a borrowed security can attain. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Short positions are more volatile than long positions due to risks inherent in short selling, including incorrect determinations of equity security valuations and/or the directional movement of stock market averages.
The Advisor’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that its short securities positions increase in value, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The use of short sales can result in significant losses for the Fund.
To facilitate the Long/Short Alpha Fund’s short sale strategy, the Fund borrows securities through the Enhanced Custody Program offered by the Fund’s custodian. The Fund may utilize various ways to collateralize its obligation to return the borrowed securities, including by pledging securities or cash held in the Fund’s segregated custodial account. As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities. The Fund pays the custodian a securities borrowing fee, a financing charge and a collateral management fee on borrowed securities. The Fund also is required to pay to the lender certain borrowing fees and amounts equal to any dividends paid during the period of the loan. The borrowing costs and associated fees and loan rates may not be favorable or may change resulting in greater costs to the Fund than originally anticipated which may impact the ability of the Fund to execute its stated investment objective. There is no assurance that the custodian will be able to locate securities to be borrowed by the Fund or that other lenders of such securities will be available. Additionally, the custodian may require the Fund to close-out short positions sooner than anticipated.
Furthermore, short positions typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase such Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. In addition, to the extent the value of the collateral provided to the custodian exceeds the value of the borrowed securities provided to the Fund, the Fund is

January 31, 2024

subject to the credit risk of the custodian. The Fund is further subject to the operational risk of the custodian in administering its program, such as administrative errors with trade settlements or calculating the value of collateral or borrowed securities, and the risk that the custodian may discontinue the Enhanced Custody Program eliminating the Fund’s ability to borrow securities to sell short.
In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, the Fund might not be able to fully implement its short-selling strategy.
Cash/Temporary Defensive Positions
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.
For example, a Fund may temporarily increase its cash position or invest a larger portion of its assets in money market instruments or repurchase agreements. Each Fund reserves the right to invest all of its assets in temporary defensive positions.
When a Fund takes temporary defensive positions, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks. In addition, the Fund may not achieve its investment objective(s).
Portfolio Turnover
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund’s portfolio whenever the Fund’s portfolio manager(s) believe such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions to buy or sell securities.
To a lesser extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions and dealer mark-ups and other transaction costs and may also result in taxable capital gains.
Other Investment Strategies
Each Fund may invest in other instruments, or utilize other strategies, which are considered non-principal strategies. For information about these non-principal strategies and their risks, see “Investment Strategies and Risks” in the Statement of Additional Information (SAI).
Fund Names and Investment Policies
The Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Greater China, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, U.S. Select, and U.S. Treasury Funds have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy. On September 30, 2023, the SEC adopted amendments to Rule 35d-1 which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realizing capital gains. To the extent a Fund falls within the revised rule, such Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date on December 11, 2025.
Investment Objectives and other Policies
The investment objectives of the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International Opportunities, International Select, Long/Short Alpha, Micro Cap Value, and U.S. Select Funds can be changed without shareholder approval. The investment objectives of the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Treasury Funds cannot be changed without shareholder approval. Shareholders will be given at least

Wasatch Funds —  Additional Information about the Funds
January 31, 2024

60 days’ notice prior to any change to a Fund’s investment objectives. Certain policies of the Funds also cannot be changed without a shareholder vote. These policies are described in the SAI.
Disclosure of Portfolio Holdings
The Funds’ portfolio securities disclosure policy is described in the SAI.

Wasatch Funds —  Management
January 31, 2024

Investment Advisor and Sub-Advisor
The investment advisor for each Fund is Wasatch Advisors LP, doing business as Wasatch Global Investors (i.e., the Advisor). The Advisor and Wasatch Funds are located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Advisor has been in the investment advisory business since 1975. As of December 31, 2023, the Advisor had approximately $26.7 billion in assets under management.
The Advisor is responsible for investing each Fund’s assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In addition, the Advisor provides certain administrative services and manages the Funds’ business affairs.
The Advisor has entered into a sub-advisory agreement with Hoisington Investment Management Company (HIMCo) to perform the duty of portfolio management for the U.S. Treasury Fund.
HIMCo is a registered investment advisor that has been in business since 1980. The firm agreed to become the sub-advisor for the Wasatch-Hoisington U.S. Treasury Fund in 1996. HIMCo has offices at 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746.
HIMCo provides management advice for pension and profit-sharing plans for both corporate and government entities, as well as charitable organizations, insurance companies, other business entities and individuals. As of December 31, 2023, HIMCo had approximately $3.72 billion in assets under management. HIMCo provides investment advice for U.S. Government fixed-income securities. HIMCo makes the day-to-day investment decisions for the U.S. Treasury Fund. In addition, HIMCo continuously reviews, supervises and administers the U.S. Treasury Fund’s investment program.
Management Fees and Expense Limitations
Each Fund pays the Advisor a monthly management fee that is a percentage of the Fund’s average daily net assets.
The chart below reflects the management fee paid by each Fund to the Advisor after taking into account any expense reimbursements during the most recent fiscal year, except as noted.
Information regarding the basis for the Board of Trustees’ approval of the investment advisory agreements and sub-advisory agreements for all the Funds, except for the U.S. Select Fund, is available in the Funds’ most recent semi-annual report dated March 31, 2023. Such information is available for the U.S. Select Fund in the Funds’ annual report dated September 30, 2022.
The Advisor has contractually agreed to limit the ordinary operating expenses for the Investor Class and Institutional Class shares of each Fund incurred in a fiscal year, at least through January 31, 2025, to a certain percentage of average daily net assets of the class computed on a daily basis, subject to the following: the Advisor will waive fees and/or pay the class expenses in excess of the applicable class expense limit, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including the enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business. Expense limits are shown in the following chart. Each Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses any time after January 31, 2025. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Management fees and net expenses for the Emerging Markets Small Cap, Frontier Emerging Small Countries, International Opportunities, Micro Cap, and Micro Cap Value Funds are higher than those paid by most mutual funds. The management fees and net expenses for certain other Wasatch Funds are higher than those paid by many mutual funds.
Wasatch Fund	Investor Class Shares Expense Limitations	Institutional Class Shares Expense Limitations
Core Growth Fund	1.50%	1.05%
Emerging India Fund	1.75%	1.50%
Emerging Markets Select Fund	1.50%	1.20%
Emerging Markets Small Cap Fund	1.95%	1.80%
Frontier Emerging Small Countries Fund	2.15%	1.95%
Global Opportunities Fund	1.75%	1.35%
Global Select Fund	1.35%	0.95%
Global Value Fund	1.10%	0.95%
Greater China Fund	1.50%	1.25%
International Growth Fund	1.75%	1.35%
International Opportunities Fund	2.25%	1.95%
International Select Fund	1.30%	0.90%
Long/Short Alpha Fund	1.75%	1.50%

Wasatch Funds —  Management

Wasatch Fund	Investor Class Shares Expense Limitations	Institutional Class Shares Expense Limitations
Micro Cap Fund	1.95%	1.60%
Micro Cap Value Fund	1.95%	1.60%
Small Cap Growth Fund	1.50%	1.05%
Small Cap Value Fund	1.50%	1.05%
Ultra Growth Fund	1.50%	1.05%
U.S. Select Fund	1.00%	0.85%
U.S. Treasury Fund	0.75%	N/A

Wasatch Fund	Annual Management Fees, Net of Expense Reimbursements
Core Growth Fund	1.00%
Emerging India Fund	1.25%
Emerging Markets Select Fund	1.00%
Emerging Markets Small Cap Fund	1.65%
Frontier Emerging Small Countries Fund	1.44%
Global Opportunities Fund	1.24%
Global Select Fund	-0.06%
Global Value Fund	0.81%
Greater China Fund	-1.65%
International Growth Fund	1.25%
International Opportunities Fund	1.75%
International Select Fund	-1.61%
Long/Short Alpha Fund	0.98%
Micro Cap Fund	1.50%
Micro Cap Value Fund	1.49%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	1.00%
Ultra Growth Fund	0.99%
U.S. Select Fund	-1.44%
U.S. Treasury Fund[1]	0.50%
1
The U.S. Treasury Fund is managed by HIMCo. Under a sub-advisory agreement between the Advisor and HIMCo, the Advisor has agreed to pay HIMCo a management fee, which is currently equal to 0.25% of such Fund’s daily net assets. The net fee may be less due to reimbursements of certain expenses by HIMCo to the Advisor.
Portfolio Managers
All Wasatch Funds (except the U.S. Treasury Fund) are managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio managers, portfolio managers and associate portfolio managers are responsible for making investment decisions for their respective Funds in accordance with each Fund’s investment objective(s) and strategies. The lead portfolio managers are ultimately responsible for managing their respective Funds in accordance with the Fund’s investment objective(s) and strategies. The Global Select Fund is managed using a team approach, and each listed portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed in the table below are primarily responsible for the day-to-day management of the respective Fund.
Name of Fund	Portfolio Manager(s)
Core Growth Fund	Paul Lambert Mike Valentine JB Taylor

Emerging India Fund	Ajay Krishnan, CFA*

Emerging Markets Select Fund	Ajay Krishnan, CFA Neal Dihora, CFA Scott Thomas, CFA, CPA

Emerging Markets Small Cap Fund	Ajay Krishnan, CFA Dan Chace, CFA Scott Thomas, CFA, CPA Kevin Unger, CFA Anh Hoang, CFA

Frontier Emerging Small Countries Fund	Scott Thomas, CFA, CPA

Global Opportunities Fund	Ajay Krishnan, CFA Paul Lambert Ryan Snow Ken Applegate, CFA, CMT JB Taylor

Global Select Fund	Ken Applegate, CFA, CMT Paul Lambert Linda Lasater, CFA Mike Valentine

Global Value Fund	David Powers, CFA

Greater China Fund	Dan Chace, CFA Pedro Huerta, CFA Allison He, CFA Kai Pan, PhD Kevin Unger, CFA

International Growth Fund	Ken Applegate, CFA, CMT Linda Lasater, CFA Derrick Tzau, CFA

International Opportunities Fund	Linda Lasater, CFA Dan Chace, CFA Allison He, CFA

International Select Fund	Ken Applegate, CFA, CMT Linda Lasater, CFA Derrick Tzau, CFA

Long/Short Alpha Fund	Mick Rasmussen, CFA

Micro Cap Fund	Ken Korngiebel, CFA Natalie Pesqué, CFA

Micro Cap Value Fund	Brian Bythrow, CFA Thomas Bradley

January 31, 2024

Name of Fund	Portfolio Manager(s)
Small Cap Growth Fund	Ryan Snow Ken Korngiebel, CFA JB Taylor

Small Cap Value Fund	Austin Bone Jim Larkins

Ultra Growth Fund	John Malooly, CFA

U.S. Select Fund	Mike Valentine Paul Lambert Austin Bone Mick Rasmussen, CFA
*CFA® is a trademark owned by the CFA Institute.
HIMCo, under the supervision of the Advisor, is responsible for making investment decisions for the U.S. Treasury Fund. The individuals listed below are primarily responsible for the day-to-day portfolio management of the Fund.
Name of Fund	Portfolio Managers
U.S. Treasury Fund	Van Hoisington V.R. Hoisington, Jr. David Hoisington
JB Taylor is the Chief Executive Officer of the Advisor and joined the Advisor in 1996. Mr. Taylor is a portfolio manager for the Small Cap Growth Fund, the Core Growth Fund, and the Global Opportunities Fund. He was a lead portfolio manager for the Core Growth Fund from 2000 to 2024, the Global Opportunities Fund from 2011 to 2024, and the Small Cap Growth Fund from 2016 to 2024. Mr. Taylor began working on the Core Growth Fund as a senior analyst in 1999 and became a portfolio manager for the Small Cap Growth Fund in 2013. He holds a Bachelor of Science in Industrial Engineering from Stanford University.
Ken Applegate, CFA, CMT has been the lead portfolio manager for the International Growth Fund since 2019. He became a portfolio manager for the Fund in 2016. Mr. Applegate joined the Advisor in 2014 as a portfolio manager for the international team. He has been a lead portfolio manager for the International Select Fund since October 2019, a portfolio manager for the Global Select Fund since October 2019, and a portfolio manager for the Global Opportunities Fund since 2019. Mr. Applegate’s career began in 1994 in London, where he served as a financial analyst and later as a co-manager of a foreign-exchange hedge portfolio for Refco. In 1996, he moved to the U.S. where he spent 11 years specializing in small-cap investing for RCM and then Berkeley Capital Management. Later, he returned to his native New Zealand to join Fisher Funds as a senior portfolio manager, and was integral in launching and managing the firm’s international small-cap funds. In 2012, he moved back to the U.S. to launch the
Pacific View Asset Management international small-cap strategy. Mr. Applegate completed his Bachelor of Management studies at the University of Waikato in New Zealand.
Austin Bone has been the lead portfolio manager for the Small Cap Value Fund since January 31, 2024. He became a portfolio manager for the Fund in 2022, after serving as an associate portfolio manager for the Fund since 2020. Mr. Bone has also been a portfolio manager for the U.S. Select Fund since its inception. He joined the Advisor in 2016 as an analyst on the U.S. small-cap research team. Prior to joining the Advisor, Mr. Bone was an equity research analyst for Goldman Sachs from 2013 to 2016, covering the technology supply chain and semiconductor industries. Mr. Bone earned a Bachelor of Science in Business Management, with an emphasis on finance, from the Marriott School of Business at Brigham Young University.
Thomas Bradley has been a portfolio manager for the Micro Cap Value Fund since January 31, 2024. He became an associate portfolio manager for the Fund in 2022. Mr. Bradley joined the Advisor in 2014 as an analyst on the U.S. small-cap research team. Prior to joining the Advisor, he worked as a lab technician at the University of Utah Medical School, conducting scientific research on iron metabolism. He earned a Bachelor of Arts in Japanese Language and Literature from the University of Utah.
Brian Bythrow, CFA has been the lead portfolio manager for the Micro Cap Value Fund since 2003. He joined the Advisor in 2003. Since 1998 and prior to joining the Advisor, Mr. Bythrow was the portfolio manager for the 1st Source Monogram Special Equity Fund. He earned a Master of Business Administration from California State University, Sacramento and a Bachelor of Science in Social Sciences from the United States Air Force Academy.
Dan Chace, CFA has been the lead portfolio manager for the Greater China Fund since its inception. He was the lead portfolio manager for the Micro Cap Fund from 2004 to July 2017 and was a portfolio manager for the Fund from July 2017 to 2021. He also has been a portfolio manager for the Emerging Markets Small Cap Fund since 2019 and the International Opportunities Fund since 2020. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master of Business Administration from Harvard Business School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was the lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace received a Bachelor of Arts in Cultural Anthropology from Pomona College.

Wasatch Funds —  Management

Neal Dihora, CFA has been a portfolio manager for the Emerging Markets Select Fund since January 31, 2022. He rejoined the Advisor in 2020 as a portfolio manager on the emerging markets research team. His investment career has spanned multiple investment cycles, including four prior years at Wasatch. He has covered companies around the world and across all sectors. Prior to rejoining Wasatch, Mr. Dihora was a co-portfolio manager at Nicholas Company Inc., where he managed the small-cap-focused Nicholas Limited Edition Fund. Earlier, he worked as a senior equity analyst at Morningstar, where he covered aerospace, defense, airlines and airports. He also worked as a consultant and as an associate actuary at Milliman, Inc. Mr. Dihora earned a Master of Science in Finance, Investment & Banking from University of Wisconsin-Madison, and a Bachelor of Business Administration in Actuarial Science & Economics also from the University of Wisconsin-Madison.
Allison He, CFA has been an associate portfolio manager of the Greater China Fund since its inception. Ms. He has been an associate portfolio manager for the International Opportunities Fund since 2018. She joined the Advisor in 2013 as a senior research analyst on the international research team. Prior to joining the Advisor, she was a vice president and associate portfolio manager at Western Investment LLC, a multi-strategy hedge fund. Ms. He earned a Master of Business Administration from the Wharton School of the University of Pennsylvania where she was awarded the Palmer Scholar honor. Ms. He also holds a Master of Engineering in Computer Science from the University of Utah.
Anh Hoang, CFA has been an associate portfolio manager for the Emerging Markets Small Cap Fund since January 31, 2022. She joined the Advisor in 2012 as an analyst and was most recently a senior analyst focused on emerging markets and frontier markets. Prior to joining Wasatch, Ms. Hoang was head of research for the student-run Global Financial Advisors Equity Fund at Brigham Young University. She earned a Bachelor of Science in Finance from BYU.
Pedro I. Huerta Yumha, CFA (Pedro Huerta) has been an associate portfolio manager of the Greater China Fund since its inception. Mr. Huerta Yumha joined the Advisor in 2016 as an analyst focused on emerging markets. Prior to joining the Advisor, Mr. Huerta Yumha was an equity research analyst at Pacific Investment Management Company (PIMCO), where he covered developed and emerging markets with a particular focus on dividend-paying companies. Earlier, he was a senior investment analyst at Moneda Asset Management, where he covered Latin American companies broadly and specialized in Chilean retailers, banks, copper miners and oil-and-gas companies. Mr. Huerta Yumha earned a Master of Business Administration from the Wharton School of the University of Pennsylvania, and a graduate degree in Industrial Engineering and a Bachelor of Science in Engineering from Universidad de los Andes in Santiago, Chile.
Ken Korngiebel, CFA has been the lead portfolio manager for the Micro Cap Fund since July 2017 and a lead portfolio manager for the Small Cap Growth Fund since January 31, 2024. He became a portfolio manager for the Small Cap Growth Fund in 2017 and was a portfolio manager for the Global Select Fund from October 2019 to 2021. Mr. Korngiebel joined the Advisor in 2015, providing additional research support and leadership for the entire U.S. small-cap equity team. During his multi-decade investment career, he has covered small-, mid-, and large-cap growth stocks across all sectors. Prior to joining the Advisor, Mr. Korngiebel was a founder, partner, and lead portfolio manager at Montibus Capital Management, a business backed by Stifel Financial Corp. At Montibus, he led a team of five investment professionals from 2006 to 2015, managing the firm’s small- and SMID-cap growth portfolios totaling $1 billion in assets. From 1996 to 2006, he was a senior managing director and lead portfolio manager at Columbia Management Company, where he rebuilt a six-person investment team, implemented a new philosophy and process, and managed small-, SMID-, and mid-cap growth portfolios totaling $2.6 billion in assets. Mr. Korngiebel holds a Master of Business Administration from the Wharton School of the University of Pennsylvania, and a Bachelor of Arts in Economics and Spanish from Stanford University.
Ajay Krishnan, CFA has been the lead portfolio manager for the Emerging Markets Select Fund since its inception in 2012. Mr. Krishnan has also been a lead portfolio manager for the Emerging India Fund since 2011, the Emerging Markets Small Cap Fund since 2019, and the Global Opportunities Fund since 2012. He served as a portfolio manager for the Wasatch World Innovators Fund from 2000 through January 2007 and for the Ultra Growth Fund from 2000 through January 2013. Mr. Krishnan joined the Advisor in 1994. He holds a Master of Business Administration from Utah State University and a Bachelor of Science in Physics with a minor in Mathematics from Bombay University.
Paul Lambert has been a lead portfolio manager for the Global Opportunities Fund since January 31, 2024. He became a portfolio manager for the Fund in 2019. Mr. Lambert has also been a portfolio manager for the U.S. Select Fund since its inception, the Global Select Fund since October 2019, and the Core Growth Fund since 2005. He served as a lead portfolio manager for the Ultra Growth Fund from 2012 through 2014. Mr. Lambert began working on the Core Growth Fund as a senior analyst in

January 31, 2024

2003. He joined the Advisor in 2000. From 1999 until joining the Advisor, he worked for Fidelity Investments. Mr. Lambert holds a Bachelor of Science in Finance from the University of Utah.
Jim Larkins is a portfolio manager for the Small Cap Value Fund and was the lead portfolio manager for the Fund from 1999 to 2024. He began working as an analyst on the Fund at its launch in 1997. Mr. Larkins joined the Advisor in 1995. He holds a Master of Business Administration and a Bachelor of Arts in Economics from Brigham Young University.
Linda Lasater, CFA has been a portfolio manager for the Global Select Fund since October 2019, and has been a lead portfolio manager for the International Select Fund since October 2019. She also has been the lead portfolio manager for the International Opportunities Fund since 2019, and had been a portfolio manager for the Fund since June 2016. In addition, she has been a portfolio manager for the International Growth Fund since 2019 and had been an associate portfolio manager for the Fund since 2014. She joined the Advisor in 2006 as a senior equities analyst on the international research team. Prior to joining the Advisor, Ms. Lasater worked as an investment applications project lead with AIM Investments. Ms. Lasater earned a Master of Business Administration from the Tuck School of Business at Dartmouth, and a Bachelor of Business Administration in Management Information Systems from the University of Texas.
John Malooly, CFA has been a lead portfolio manager for the Ultra Growth Fund since 2012 and was a lead portfolio manager for the Micro Cap Value Fund from 2003 to 2009. Mr. Malooly joined the Advisor in 1997 as a domestic equities analyst on the Small Cap Growth Fund, and worked as a senior analyst on the Micro Cap Fund from 1999 to 2003. Prior to joining the Advisor, Mr. Malooly was an investment specialist at UMB Fund Services. Mr. Malooly is a Wisconsin native. He graduated from Marquette University, earning a Bachelor of Science in Business Administration.
Kai Pan, PhD has been an associate portfolio manager for the Greater China Fund since its inception. Dr. Pan joined the Advisor in 2019 as a senior analyst focused on emerging markets. Prior to joining the Advisor, Dr. Pan was a sell-side analyst for nine years at Morgan Stanley covering property-and-casualty insurance companies, including Berkshire Hathaway. From 2004 to 2009, he was a buy-side analyst at New York City-based Stadia Capital, a long/short equity fund that was part of FrontPoint Partners and Morgan Stanley Investment Management. Before his investment career, he spent five years in Silicon Valley at a start-up company, modeling natural-catastrophe risks. Dr. Pan received Bachelor’s degrees in Civil and Environmental Engineering from Tsinghua University in Beijing, Master’s and PhD degrees in
Structural Engineering from Johns Hopkins University in Baltimore and a Master of Business Administration from New York University Stern School of Business.
Natalie Pesqué, CFA has been a portfolio manager for the Micro Cap Fund since January 31, 2023. Ms. Pesqué was an associate portfolio manager for the Micro Cap Fund from January 31, 2022 to January 30, 2023. She joined the Advisor in 2015 as an analyst on the U.S. small cap research team. Prior to joining the Advisor, Ms. Pesqué was an entrepreneur and teaching assistant for Business Law at the University of Utah. She graduated summa cum laude from the David Eccles School of Business at the University of Utah with a Bachelor of Science in Marketing.
David Powers, CFA, has been the lead portfolio manager for the Global Value Fund since August 2013 and had been the lead portfolio manager for the Long/Short Fund from October 2017 to September 2018. Mr. Powers had many years of investment experience prior to joining the Advisor, most recently as a portfolio manager with Eagle Asset Management. Prior to joining Eagle, he worked as a portfolio manager with ING Investment Management, where he was responsible for the ING Large Cap Value Fund from 2007 through 2012. While at ING, Mr. Powers also worked as a senior sector analyst covering telecommunication services, utilities, energy and materials. His experience includes several senior investment positions with Federated Investors from 2001 through 2007. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio. He holds a Bachelor of Science in Accounting from Fairleigh Dickinson University and earned both a Master of Science and a Master of Business Administration from Kent State University.
Mick Rasmussen, CFA has been the lead portfolio manager of the Long/Short Alpha Fund since its inception and has been a portfolio manager for the U.S. Select Fund since its inception. Mr. Rasmussen joined the Advisor in 2014 as a quantitative analyst on the U.S. small cap and global research teams. Prior to joining Wasatch, Mr. Rasmussen studied at the University of Southern California, earning a Bachelor of Science in Finance. While in college, he held various internships with companies including eBay, Cincinnati Financial Corporation and Moreton & Company. Along with studying business, he earned a degree in Music Production and worked as a DJ in the Los Angeles area. He is also a CFA charterholder.
Ryan Snow has been a lead portfolio manager for the Small Cap Growth Fund since January 31, 2024, and has been a portfolio manager for the Fund since 2017. Mr. Snow has also been a portfolio manager for the Global Opportunities Fund since January 31, 2024. He was a lead portfolio manager for the Wasatch Heritage Growth Fund

Wasatch Funds —  Management

from its inception in 2004 until 2014. Mr. Snow joined the Advisor as a research analyst in 2000. He holds a Bachelor of Science in Finance from the University of Utah.
Scott Thomas, CFA, CPA has been the lead portfolio manager for the Frontier Emerging Small Countries Fund since 2019 and had been a portfolio manager for the Fund since June 2016. He has also been a portfolio manager for the Emerging Markets Small Cap Fund since January 31, 2022 and an associate portfolio manager for the Emerging Markets Select Fund since 2016. Mr. Thomas was an associate portfolio manager for the Emerging Markets Small Cap Fund from 2015 to January 31, 2022. He joined the Advisor in 2012 as a senior equities analyst on the international research team. Prior to joining the Advisor, he worked as a vice president in equity research at Morgan Stanley & Co. in New York City. Prior to Morgan Stanley & Co., Mr. Thomas worked at KPMG LLP in San Francisco and New York. Mr. Thomas holds a Bachelor of Science in Accounting from Brigham Young University.
Derrick Tzau, CFA has been an associate portfolio manager for the International Growth Fund and the International Select Fund since 2020. He joined the Advisor in 2018 as a senior equities analyst focused on international developed markets. Prior to joining the Advisor, Mr. Tzau was a senior international equity analyst at Rainier Investment Management from 2016 to 2018. Mr. Tzau joined Rainier in 2012, and was a founding member of Rainier’s international small/mid cap growth strategy and covered companies in developed and emerging markets across all sectors, with an emphasis on health care, consumer products and services, industrials and financials. Earlier, he was an equity research associate and an assistant portfolio manager at WHV Investment Management, where he covered U.S. small caps, U.S. micro caps, and emerging-market equities across a broad range of countries, sectors and market capitalizations. Mr. Tzau earned a Master of Science in Finance from Seattle University, and a Bachelor of Science in Pharmaceutical Science from the University of British Columbia.
Kevin Unger, CFA has been an associate portfolio manager for the Greater China Fund since its inception. Mr. Unger has been an associate portfolio manager for the Emerging Markets Small Cap Fund since 2018. He joined the Advisor in 2015 as a research analyst focused on emerging markets. Prior to joining the Advisor, Mr. Unger was an analyst for Wells Capital Management, where he worked on the Berkeley Street Emerging Markets Equity Fund. Earlier, he was an analyst in the energy and securities groups at NERA Economic Consulting, where he conducted econometric analyses across numerous regulated industries. Mr. Unger received his Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.
Mike Valentine has been a lead portfolio manager for the Core Growth Fund since January 31, 2024. He became a portfolio manager for the Fund in 2017. Mr. Valentine has also been a portfolio manager for the U.S. Select Fund since its inception, and the Global Select Fund since October 2019. He joined the Advisor in September 2016 as a portfolio manager on the domestic research team. Prior to joining the Advisor, Mr. Valentine was a portfolio manager at Point72 in Boston, where he led a team of analysts and managed a long/short fund focused on the technology and telecom sectors. From 2005 to 2012, he worked at Fidelity Investments as an analyst and then a portfolio manager covering various industries and sectors ranging from agricultural chemicals to health care. Mr. Valentine holds a Bachelor of Arts degree in Computer Science from Amherst College.
Van Hoisington has been the lead portfolio manager of the U.S. Treasury Fund since 1996. Mr. Hoisington founded Hoisington Investment Management Co. in 1980 and serves as Chief Executive Officer and Chairman of the Strategic Investment Committee. Mr. Hoisington received a Bachelor of Arts from the University of Kansas and a Master of Business Administration from Fort Hays Kansas University.
Van R. Hoisington, Jr., “V.R.” has been a portfolio manager for the U.S. Treasury Fund since 2016. V.R. joined Hoisington Investment Management Co. in 1992, and currently serves as President, Chief Operating Officer, and as a member of the Strategic Investment Committee. V.R. earned his Bachelor of Arts from the University of Colorado Boulder and a Master of Business Administration (Finance) also from the University of Colorado. He began his career at Greenwich Capital Management, a primary dealer of government securities, in Greenwich, Connecticut. At Greenwich, V.R. worked in various departments, gaining experience in securities trading and sales and marketing, and actively participated in the auctioning of government securities and the management of back office operations.
David Hoisington has been a portfolio manager for the U.S. Treasury Fund since 2016. David joined Hoisington Investment Management Co. in 1990, and has been working on the Fund since its inception in 1996. He currently serves as Executive Vice President, Chief Compliance Officer, and Vice Chairman of the Strategic Investment Committee. David worked with Andersen Consulting where he designed, tested and installed custom management information systems for major corporations and supervised and evaluated project team members. David also completed intensive training in the fixed income and equity departments of Goldman Sachs and J.P. Morgan. David earned his Bachelor of Arts from the University of Texas, Austin.

January 31, 2024

The SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and the portfolio managers’ ownership of securities in the Funds.

Wasatch Funds —  Service Providers
January 31, 2024

Investment Advisor
Wasatch Advisors LP, d/b/a Wasatch Global Investors
505 Wakara Way, 3rd Floor
Salt Lake City, UT 84108
Sub-Advisor for the U.S. Treasury Fund
Hoisington Investment Management Co.
6836 Bee Caves Road
Building 2, Suite 100
Austin, TX 78746-6464
Administrator and Fund Accountant
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Distributor
ALPS Distributors, Inc
1290 Broadway, Suite 1000
Denver, CO 80203
Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Legal Counsel to Wasatch Funds
and Independent Trustees
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

Wasatch Funds —  Shareholder’s Guide
January 31, 2024

Investment Minimums
	INVESTOR CLASS	INSTITUTIONAL CLASS
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—
Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100 for Investor Class shares. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly for Investor Class shares.

Make checks payable to Wasatch Funds
Investment Minimums — Institutional Class
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases of Institutional Class shares. Wasatch Funds reserves the right to reduce or waive the investment minimums for any reason, including omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in a Fund is expected to meet the stated investment minimum within a reasonable time period. Investors and/or Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within a Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Fund’s transfer agent. Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the SAI), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members, and for accounts opened by qualified retirement or profit sharing plans held through third party service providers or record keepers.
How to Contact Wasatch
Online

wasatchglobal.com
or via email at
shareholderservice@wasatchfunds.com

Telephone

800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time. You can also reach our automated system 24 hours a day for daily share prices and account information.
Wasatch Funds shareholders who have combined account balances of $100,000 or more held directly with the Funds have access to an exclusive toll free telephone number. See “Premier Services” in the Account Policies section of this prospectus for more information, or contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
Mail

Regular Mail Delivery
Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172
Overnight Delivery
Wasatch Funds
235 West Galena Street
Milwaukee, WI 53212

Wasatch Funds —  Shareholder’s Guide

Open a New Account Directly with Wasatch Funds
For policies governing the following transactions and services, please see “Account Policies.”
New accounts are subject to acceptance by Wasatch Funds. To open a retirement or education savings account, you will also need the appropriate information kit and application.

Online

Visit Wasatch Funds’ website at wasatchglobal.com, complete and electronically submit the online application. You may also sign up to invest automatically by filling out the Account Privileges Change Form.
Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.
Telephone

Complete the appropriate application and call for instructions on how to open an account via wire.

Mail

Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check made payable to Wasatch Funds.
Purchase Shares Directly from Wasatch Funds for an Existing Account
Online

If you have previously provided bank information for an existing account, you may purchase Investor Class shares for your account in amounts of $100 or more and Institutional Class shares in amounts of $5,000 or more.

Telephone

You may add to your account via electronic funds transfer in amounts of $100 up to $100,000 (for individual and corporate accounts) for Investor Class shares and in amounts of $5,000 up to $100,000 for Institutional Class shares (for individual and corporate accounts). If an electronic funds transfer cannot be processed for any reason, your account will be charged a service fee (currently $20.00).

Mail

Complete the additional investment form from your statement or write a note that includes the name and Class of the Fund (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Mail the form or a note and a check made payable to Wasatch Funds.
Wire

Have your bank send your investment to:
•
UMB Bank, N.A.
•
ABA Number 101000695
For credit to Wasatch Funds
•
Account Number 987-060-9800
For further credit to:
•
Wasatch (name and Class of Fund)
•
Your Wasatch account number
•
Name(s) of investor(s)
•
Social Security or tax ID number

Automatically

For Investor Class only
Automatic Investment Plan (AIP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website or by calling a shareholder services representative.
The minimum for subsequent automatic investments is $50 per month and/or $100 per quarter for Investor Class shares.

January 31, 2024

Sell (Redeem) Shares Purchased Directly from Wasatch Funds
General

•
Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing (a Medallion signature guarantee is required).
•
Checks will be mailed to the address on your account.
•
Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.

Online

You may sell shares in amounts of $500 up to $100,000 for Investor Class shares and Institutional Class shares.

Telephone

You may sell shares in your account in amounts of $500 up to $100,000 for Investor Class shares (for individual and corporate accounts) and for Institutional Class shares (for individual and corporate accounts) by calling Wasatch Funds if you did not decline the telephone redemption privilege when establishing your account.
Mail

Send Wasatch Funds a letter that includes:
•
Your name
•
The name and Class of the Fund
•
Your account number(s)
•
The dollar amount or number of shares to be redeemed
•
Your daytime telephone number
•
Signature(s) of account owners (sign exactly as the account is registered)
•
Medallion signature guarantee (if required)
For IRA accounts, please obtain an IRA Distribution Form from our website wasatchglobal.com or by calling a shareholder services representative. If no withholding instructions are given, Wasatch Funds is required to withhold 10%.

Automatically

Investor Class and Institutional Class
Systematic Withdrawal Plan (SWP) — Complete and mail the Account Privileges Change Form and any other required materials. The Form can be obtained from our website wasatchglobal.com or by calling a shareholder services representative.
This plan allows you to make monthly, quarterly, semi-annual or annual redemptions of $50 or more.

Wasatch Funds —  Account Policies

Why Wasatch Closes or Reopens Funds
The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the integrity of the Fund’s investment strategy or objective. Hard closing or soft closing funds can be an important component of portfolio management, particularly for funds that primarily invest in smaller companies. We believe that closing funds or restricting inflows through some or all channels from time to time may be in the best interest of our shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that we believe additional assets could be invested without impairing the Fund, we may reopen the Fund. We retain the right to make exceptions to any action taken to close or limit inflows into a Fund.
The SAI provides more detailed information about why and when a Fund may be hard or soft closed.
How Wasatch Closes or Reopens Funds
Fund closings or reopenings will be posted on Wasatch Funds’ website at wasatchglobal.com. The Advisor will seek to post information related to fund closings at least two weeks prior to the effective date of the closing.
You may sign up on Wasatch Funds’ website to receive electronic notification of fund closings and openings. You can also request information about a Fund’s open or closed status from a shareholder services representative by calling our toll-free number at 800.551.1700.
Each change in a Fund’s status also will be filed electronically with the Securities and Exchange Commission (SEC).
Policies to Prevent Market Timing
Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of a fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of a fund that primarily invests in securities that are listed on foreign exchanges take advantage of time zone differences between the close of the foreign markets on which the fund’s securities trade and the close of the U.S. markets, which is when the fund’s share price is calculated. Arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.
Wasatch Funds are intended as long-term investments. Therefore, the Wasatch Funds’ Board of Trustees (Board) has adopted policies and procedures designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps Wasatch Funds may take include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading the Funds inappropriately, imposing a 2.00% redemption fee on shares held 60 days or less (subject to certain exceptions) and revising or terminating the exchange privilege, limiting the amount of any exchange, suspending or terminating telephone or internet exchange and/or redemption privileges, or rejecting an exchange or purchase, at any time, for any reason.
The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and for certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Board at its next regularly scheduled quarterly meeting. See “Redemption Fee” below for additional information regarding the fee.
The Funds cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. In compliance with federal securities laws, each Fund executes agreements with intermediaries that obligate them to provide certain shareholder data upon request so that the Funds may be able to detect excessive trading and market timing by underlying shareholders. Shareholders who have purchased shares of the Funds through financial intermediaries that do not execute the information sharing agreements may be restricted from purchasing additional shares of the Funds (other than an automatic reinvestment of dividends) through an omnibus account with such financial intermediary.

January 31, 2024

Required Information
Federal regulations may require the Funds to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, each Fund reserves the right to place limits on transactions in your account until your identity has been verified.
Investment Minimums — Investor Class
•
If you purchase shares directly from Wasatch Funds, the minimum initial investment for a regular account is $2,000 unless otherwise noted on the application.
•
The minimum initial investment for Individual Retirement Accounts (IRAs) is $2,000. For regular accounts opened with an automatic investment plan, it is $1,000. For Coverdell Education Savings Accounts, it is $1,000.
•
Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly.
•
Wasatch Funds reserve the right to reduce or waive the investment minimums for any reason, including for accounts opened by qualified retirement or profit sharing plans held through third party service providers or record keepers, and/or omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in a Fund is expected to meet the stated investment minimum within a reasonable time period. Investors, registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within a Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Funds’ transfer agent.
•
Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases. An investor transacting in Investor Class shares may be required to pay a commission to a broker or other financial intermediary.
Investment Minimums — Institutional Class
The minimum initial investment for Institutional Class shares is $100,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases of Institutional ClassShares.
•
Wasatch Funds reserves the right to reduce or waive the investment minimums for any reason, including for omnibus accounts established by financial intermediaries where such financial intermediary can demonstrate to the satisfaction of a Fund officer or authorized Advisor employee at the time the account is opened that its investment in a Fund is expected to meet the stated investment minimum within a reasonable time period. Investors, Registered Investment Advisors (RIAs) and Broker-Dealers may generally meet the minimum investment amount at the time an account is opened by aggregating multiple accounts with common ownership or discretionary control within a Fund. Requests for waivers may be made to a Fund officer or authorized Advisor employee through the Funds’ transfer agent.
•
Accounts opened through third parties such as brokers or banks may be subject to different minimums for initial and subsequent purchases.
Types of Regular Accounts
•
Individual or Joint Ownership
•
Gift to Minor
•
Corporation, Partnership, Trust or Other Entity
Types of Individual Retirement Accounts (IRAs) — Investor Class
•
Traditional IRA
•
Rollover IRA
•
Roth IRA
•
SEP-IRA
•
SIMPLE IRA
•
Section 403(b)(7) Plan
There is an annual pass through IRA maintenance fee of $12.50 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per Social Security number, per account type.
Types of Education Savings Plans — Investor Class
•
Coverdell Education Savings Account
Premier Services
Shareholders who purchase shares directly through Wasatch Funds and maintain account balances above certain thresholds may qualify for additional benefits and services as members of Wasatch Premier Services.

Wasatch Funds —  Account Policies

Benefits start at combined account balances of $100,000, improve at a level of $250,000 and reach the highest at a level of $500,000 or more. Some of the benefits may include:
•
Use of an exclusive toll-free number for direct access to an experienced shareholder services team member.
•
Exemptions for certain account and maintenance fees.
•
Priority notification of new or reopened Wasatch Funds.
•
Access to quarterly comments from Wasatch portfolio managers.
•
Choice of monthly or quarterly statements.
•
Access to closed funds.
Accounts that drop below a minimum service model threshold may no longer be eligible for that level of Premier Services. The Funds reserve the right to modify the Premier Services offering, eligibility requirements, benefits or services at any time. For questions regarding Premier Services please contact shareholder services at 800.551.1700 or email shareholderservice@wasatchfunds.com.
No Cancellations
Please place your transactions with care. The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.
Purchasing Shares
•
Each Equity Fund offers two classes of shares designated the Investor Class and Institutional Class which are subject to different minimum investment thresholds and certain varying expenses and expense limits.  See the section entitled “Fees and Expenses of the Fund” in the applicable Fund’s Summary and the sections entitled “Shareholder’s Guide” and “Management - Management Fees and Expense Limitations” for additional information.  The U.S. Treasury Fund only offers the Investor Class shares as of the date of this Prospectus.
•
There are no sales charges to purchase shares of the Funds.
•
The purchase price of your shares will be determined the next time the Funds' share prices are calculated after the transfer agent has received your request in good order prior to the close of regular trading on a day on which the New York Stock Exchange (NYSE) is open. A purchase request is in “good order” when the Fund’s transfer agent has received all the information and documentation it deems necessary to effect your request, which would typically mean that it has received federal funds, a wire, a check or an Automated Clearing House (“ACH”) transaction, together with a completed account application, or, if you are an existing shareholder, a completed additional investment form
(or written or verbal instructions, which include your name, account number, name and class of shares of the Fund and investment amount). Please refer to the Shareholder’s Guide for more detailed instructions on purchasing shares of the Funds.
•
Purchases must be made in U.S. dollars.
•
Wasatch Funds does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
•
Purchase requests may not be made via fax or email.
•
The Funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Wasatch Fund or the Federated Hermes Prime Cash Obligations Fund (Ticker: PTAXX) (the “Money Market Fund”).
•
Institutional Class shares are also available for purchase, with no minimum initial investment, by current and former trustees/directors and officers of any Wasatch Fund, and their immediate family members (as defined in the Statement of Additional Information), current officers and current and former directors of the Advisor and its affiliates, and their immediate family members, and full-time and retired employees of the Advisor and its affiliates, and their immediate family members.
•
Purchase requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the purchase will be delayed until the request has been received in good order by the transfer agent.
•
Purchase requests made by telephone will only be accepted for accounts that have previously established bank information to allow electronic funds transfer from the Automated Clearing House (ACH).
•
When you make an initial purchase of shares online, the purchase amount will be withdrawn from your bank after the transfer agent has received your online application in good order. You will receive a reference number for your transaction when you submit your application or subsequent purchase. A verification of your request will also be sent to your email address and we will mail a transaction confirmation to you when we have processed your online application. Please double check that the bank information you provide is correct. You will be held liable for losses incurred by the Funds due to incorrect bank information.
•
A $20.00 fee will be assessed if your purchase cannot be made for any reason. See also “Insufficient Funds Policy.”
Selling (Redeeming) Shares
•
You may request that the Funds redeem all or a portion of your shares.

January 31, 2024

•
The price of shares you redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
•
Most new accounts automatically have the telephone redemption privilege, unless it is specifically declined. Some accounts such as corporate accounts do not receive the redemption privilege unless they complete and return the Redemption and Exchange Privileges Form.
•
You may redeem shares in your account in amounts of $500 up to $100,000 (including for corporate accounts) for Investor Class shares and for Institutional Class shares online or by telephone.
•
Redemption requests for over $100,000 (in individual and corporate accounts) must be made in writing and a Medallion signature guarantee is required.
•
Wasatch Funds does not accept redemption requests made via fax or email.
•
The Funds will mail a check to the address on your account within seven days after the transfer agent has received your request in good order.
•
Redemption proceeds can also be sent by wire ($15.00 fee) or electronic funds transfer to your preauthorized bank account. The Funds’ transfer agent will increase the redemption request by the additional number of shares or partial shares needed to cover the wire transfer fee and will pay that fee to the processing bank.
•
Payment may be delayed for up to seven days on redemption requests for recent purchases made by check or electronic funds transfer to ensure that the payment has cleared.
•
Redemption requests sent to Wasatch Funds’ headquarters in Salt Lake City will be forwarded to the transfer agent in Milwaukee, but the effective date of the redemption will be delayed until the request has been received in good order by the transfer agent.
•
The Funds typically expect to pay redemption proceeds to redeeming shareholders within one business day following a request received in good order by the transfer agent. Receipt of redemption proceeds may take longer for wire transfers and ACH transactions, depending on your bank’s processing times. Receipt of redemption proceeds may also take longer if shares of the Fund are purchased through an intermediary.
•
A Fund can delay payment of redemption proceeds for up to seven days at any time if it is deemed to be in the best interests of the Fund to do so.
•
To meet redemption requests, the Funds typically expect to use cash reserves held in a Fund’s portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. A Fund may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. The Funds more likely will employ these additional methods to meet larger redemption requests or during times of market stress.
•
The Funds generally pay redemptions in cash, and have filed a notice with the Securities and Exchange Commission (SEC) of their intent to pay redemptions up to certain amounts in cash; however, the Funds reserve the right to redeem all or a portion of a redemption request with securities or other Fund assets, if it is determined to be in the best interests of the Funds to do so. Although generally unlikely, if a Fund does redeem shares in-kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon the sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
•
Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
•
If the account is worth less than the amount requested, the entire value of the account will be redeemed.
•
The Funds can suspend redemptions and/or delay payment of redemption proceeds for more than seven days after a redemption request has been received under the following unusual circumstances: (i) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; or (b) during which trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the Funds.
•
The Funds reserve the right to reject or delay a redemption on certain legal grounds. See “Emergency Circumstances.”
•
Redeeming shares may result in a taxable capital gain or loss.
•
Due to money movement between Wasatch Funds and the Money Market Fund, requests made on the business day prior to a bank holiday will be processed on the following business day (subject to exception for redemptions of shares of the Money Market Fund during any period in which there is a temporary suspension of redemptions). This applies to the Fund being redeemed and the Fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice.

Wasatch Funds —  Account Policies

Redemption Fee
•
The Funds will deduct a fee of 2.00% from redemption proceeds on Fund shares held 60 days or less, except as noted below.
•
Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges out of the Money Market Fund will not trigger the redemption fee.
•
The redemption fee is paid directly to a Fund and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.
•
If you bought shares on different days, the shares you held longest will be redeemed first for the purpose of determining whether the redemption fee applies.
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Shares transferred from one shareholder to another shareholder retain their original purchase date in the hands of the transferee for the application of the redemption fee.
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The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
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The redemption fee does not apply to shares redeemed through a systematic withdrawal plan.
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The redemption fee does not apply to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement.
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The redemption fee does not apply to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering laws, could not be determined within a reasonable time after the account was opened.
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The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by its Board of Trustees.
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The redemption fee does not apply to shares redeemed through an automatic, non-discretionary rebalancing or asset allocation program.
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The redemption fee does not apply to shares redeemed due to a disability as defined by IRS requirements.
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The redemption fee does not apply to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account.
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The redemption fee does not apply in the event of a back office correction made to an account to provide the shareholder with the intended transaction.
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The redemption fee does not apply to a distribution due to hardship as defined by the IRS.
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The redemption fee does not apply in the event of the following transactions: a distribution from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit.
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The redemption fee does not apply to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60days.
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The redemption fee may be waived for certain wrap accounts and for certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).
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The redemption fee may be waived by Wasatch Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board’s policies and procedures to prevent market timing are designed to mitigate. All waivers provided by Wasatch Funds’ officers will be disclosed to the Funds’ Board at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.
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The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by Wasatch Funds’ transfer agent. Such differences are typically attributable to system design differences and are unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.
How the Funds’ Shares are Priced
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The Funds’ share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your request in good order.
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Each Fund’s share price, or net asset value (NAV), is calculated by dividing the value of all securities and other assets owned by the class of the Fund, less the liabilities charged to the class of the Fund, by the number of class shares outstanding.
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The Funds’ share prices are calculated as of the regular close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) every day the NYSE is open.
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The Funds’ NAV will not be calculated on days the NYSE is closed (scheduled or unscheduled) or on holidays the

January 31, 2024

NYSE observes, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the day before each observed holiday and the day after Thanksgiving and Christmas. NYSE holiday schedules are subject to change without notice.
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The Funds’ portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available if that quotation is a quoted price (unadjusted) in active markets for identical assets or liabilities that a Fund can access at the measurement date provided that the quotation will not be readily available if it is not reliable. Readily available market quotations primarily are provided by independent pricing services. On each day the New York Stock Exchange is open, market value for equity securities generally is determined on the basis of (i) the official close price if the market provides an official close price, (ii) if the official close price is unavailable, the last quoted sale price from the exchange or market on which the securities is primarily traded, (iii) if (i) or (ii) are unavailable, the mean between the last bid and ask on the primary exchange or market as provided by a pricing service or (iv) if (i), (ii) or (iii) are unavailable, the previous trading day’s price as provided by a pricing service. Securities denominated in foreign currencies are converted to U.S. dollars at the prevailing currency exchange rate as quoted by a pricing service. To the extent a Fund invests in registered open-end investment companies (other than exchange-traded funds), such investments would be valued based on the NAV of such funds. The prospectuses of such funds will explain the circumstances under which these companies will use fair value pricing and the effects of using fair value pricing.
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Investments for which market quotations are believed after reasonable inquiry to be inaccurately stated, considered unreliable or otherwise determined to no longer have a readily available market quotation are valued at fair value. Pursuant to applicable rules, a fund board must determine fair value in good faith for any and all fund investments or the board may designate a valuation designee to perform the fair value determinations relating to any or all fund investments, subject to board oversight. The Board has appointed the Advisor as its valuation designee (the “Valuation Designee”) for all portfolio investments, subject to its oversight. The Advisor shall carry out its designated responsibilities as Valuation Designee through its pricing committee.
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Fair value determinations are made in accordance with procedures adopted by the Advisor and Funds, subject to oversight by the Board. Securities which may be fair valued generally include, but are not limited to, debt investments, investments in private companies, private investments in public companies (“PIPEs”), commitments to invest in a future PIPE, warrants, securities for which trading has halted or have not traded over a specified period, rights and similar instruments. In fair valuing securities, the Valuation Designee may use fair value factors provided by an independent pricing service to the prices provided by the pricing services for each security and consider any market events occurring subsequent to the close of each market or activity that it considers would likely affect the value of the security. For the Funds to use a fair value factor, the factor must have a certain confidence interval level. Fair value factors meeting the confidence interval level will be applied to the Funds each day.
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Pursuant to these procedures, debt securities with a remaining maturity greater than sixty (60) days generally shall be valued in accordance with the evaluated bid price provided by a pricing service. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally shall be valued by the amortized cost method (i.e., valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities may be marked to market.
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Certain securities may not be able to be priced by pre-established pricing methods. The Valuation Designee also may change a selected methodology if a different methodology is considered equally or more representative of the fair value of Fund investments.
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Valuing a Fund’s assets using fair value pricing introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may differ from current market valuations. It is possible that these valuations could be materially different from the value the Fund realizes upon the sale of an instrument.
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The Funds may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Funds’ share prices are not calculated. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Wasatch Funds —  Account Policies

Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons.
Medallion signature guarantees are required by Wasatch Funds in the following cases:
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To change your designated bank account or bank address.
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To add bank information to an existing account.
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To request a redemption (must be made in writing) in excess of $100,000 for any individual or corporate account.
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To request a wire or ACH transfer of redemption proceeds to a bank account other than the bank account of record.
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Requests for redemption proceeds to be mailed to an address other than the address of record.
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Redemptions made within 30 days of an address change.
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Certain transactions on accounts involving executors, administrators, trustees or guardians.
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On the IRA Transfer Form if transferring your Wasatch Funds IRA to another fund family.
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To change registered account holders.
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To change the name on an account due to divorce or marriage (or you can provide a certified copy of the legal documents showing the name change).
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To add telephone privileges.
The Funds reserve the right to require a Medallion signature guarantee under other circumstances.
How to Obtain a Medallion Signature Guarantee
Medallion signature guarantees must be obtained from a participant in one of the Medallion signature guarantee programs. The best sources for obtaining a Medallion guarantee are banks, savings and loan associations, brokerage firms or credit unions with which you do business. Call your financial institution to see if it participates in a Medallion program.
A Medallion signature guarantee may not be provided by a notary public.
Automatic Investment Plan (AIP) — Investor Class
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Online, the AIP may be referred to as a pre-authorized draft or PAD.
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Automatic purchases of Investor Class shares can be made for as little as $50 per month and/or $100 per quarter. The Funds do not currently charge a fee for this service.
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You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.
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Your signed Account Privileges Change Form and an unsigned, voided check or deposit slip must be received at least 14 days prior to your first automatic purchase.
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Your financial institution must be a member of the Automated Clearing House (ACH).
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When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase Investor Class shares for your Fund account.
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A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
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Instructions to change your AIP must be received at least five days prior to your regularly scheduled purchase.
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If you redeem an account with an AIP to a zero balance, the plan will be discontinued.
Systematic Withdrawal Plan (SWP) — Investor Class and Institutional Class
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You may arrange to make monthly, quarterly, semi-annual or annual redemptions of $50 or more. There is no charge to shareholders for using this plan.
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Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
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You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
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You may terminate the SWP at any time without charge or penalty.
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The Funds may terminate or modify the plan after 60 days’ written notice to shareholders.
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The redemption fee does not apply to shares redeemed through the plan.
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If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.
Exchanging Shares
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Fund shares may be exchanged for shares of the same class (i.e., Investor Class or Institutional Class) of other Wasatch Funds. Shares of a class held by any shareholder who is eligible to hold shares of another class of the same or another Wasatch Fund may be exchanged upon the shareholder’s request on the basis of the relative NAV of the class held and the class to be purchased. Shares may be exchanged on days the NYSE is open for business.

January 31, 2024

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The price of shares being exchanged will be determined the next time the Funds’ share prices are calculated after the transfer agent has received your exchange request in good order.
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Excessive exchanges may result in the termination of a shareholder’s exchange privileges. For more information please see “Policies to Prevent Market Timing.”
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Exchanges for shares in Funds closed to new investors may only be made by shareholders with existing accounts in those Funds.
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Exchanges may not be made for shares of Funds closed to new investors and existing shareholders.
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You may open a new account or purchase additional shares by exchanging shares from an existing Fund account holding the same class of shares.
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A new account opened by exchange will have the same registration as the existing account and is subject to the minimum initial investment requirements for the class of shares being purchased.
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Additional exchanges may be made for $500 or more for Investor Class shares and $5,000 or more for Institutional Class shares.
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Additional documentation and a Medallion signature guarantee may be required for exchange requests from existing accounts if the shares are registered in the name of a corporation, partnership or fiduciary.
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To add telephone exchange privileges to an existing corporate account, complete and return the Redemption and Exchange Privileges Form. The Form can be obtained from Wasatch Funds’ website or by calling a shareholder services representative.
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Exchanges on shares held 60 days or less will trigger the redemption fee, subject to certain exceptions as noted above.
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New accounts automatically have the telephone exchange privilege, unless it has been specifically declined.
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Wasatch Funds does not accept exchange requests made via fax or email.
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Exchange requests may be subject to other limitations, including those relating to frequency, that Wasatch Funds may establish to ensure that exchanges do not disadvantage shareholders or the Funds.
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Exchanging shares between Wasatch Funds may result in a taxable capital gain or loss.
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The Advisor reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Exchanges between Wasatch Funds and the Federated Hermes Prime Cash Obligations Fund
(A Money Market Fund)
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You may exchange all or a portion of your investment in a Fund for Automated Class shares of the Money
Market Fund (the Federated Hermes Prime Cash Obligations Fund – Ticker: PTAXX).  The Money Market Fund is made available to shareholders of Wasatch Funds who maintain direct accounts with Wasatch Funds and who meet the eligibility requirements and investment minimum for Automated Class shares of the Money Market Fund. The Money Market Fund is only available to accounts beneficially owned by natural persons as described in its prospectus.  The Money Market Fund is managed by Federated Investment Management Company (and not by the Advisor), and invests in a diversified portfolio of money market instruments. The Money Market Fund and Federated Investment Management Company are not affiliated with Wasatch Funds or the Advisor.  SHARES OF THE MONEY MARKET FUND ARE NOT OFFERED BY THIS PROSPECTUS AND THE MONEY MARKET FUND IS NOT OVERSEEN BY THE BOARD OF TRUSTEES OF WASATCH FUNDS.
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You should note that the Money Market Fund will be able to impose discretionary liquidity fees on redemptions, if the Money Market Fund’s board determines that such liquidity fees are in the best interest of the Money Market Fund. Any liquidation fee will reduce the amount you receive upon the redemption of your Money Market Fund shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. The Money Market Fund’s board may also suspend redemptions under certain circumstances including if the Money Market Fund’s weekly liquid assets fall below 10% and the board determines it is not in the best interest to continue operating and approves its liquidation; if the Money Market Fund’s board determines that the deviation between the Money Market Fund’s amortized cost price per share from its market based net asset value may result in material dilution or other unfair results to investors; and such other circumstances as described in the Money Market Fund’s prospectus. Please refer to the prospectus of the Money Market Fund to review the investment strategies, fees and expenses, and risks, including the risk of liquidity fees, of the Money Market Fund before investing in or exchanging into shares of the Money Market Fund.
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Exchanges are subject to the minimum purchase and redemption amounts set forth in the applicable fund’s prospectus unless otherwise noted on the application.
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Shareholders may exchange Money Market Fund shares to purchase shares of the Wasatch Funds, but not for shares of Wasatch Funds that are closed to new investors and existing shareholders.

Wasatch Funds —  Account Policies

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The automatic exchange plan allows you to make automatic monthly investments in Investor Class shares of the Wasatch Funds by exchanging shares from your Money Market Fund account. There is no fee for this service.
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Any changes to the automatic exchange plan must be made 10 business days prior to the transaction.
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Exchange requests will be effective the day the transfer agent receives them in good order by 4:00 p.m. Eastern Time, or market close on days the Funds’ shares are priced, unless it is the business day prior to a bank holiday or the Money Market Fund has temporarily suspended its redemptions as noted below. Requests made on the business day prior to a bank holiday will be processed the following business day. This applies to the fund being redeemed and the fund being purchased. Bank holidays include Columbus Day and Veteran’s Day. Bank holiday schedules are subject to change without notice. In addition, requests to exchange from the Money Market Fund into a Wasatch Fund made during any period in which the Money Market Fund has temporarily suspended redemptions will not be accepted. Shareholders wishing to exchange shares of the Money Market Fund for shares of a Wasatch Fund once the redemption gate has been lifted will need to submit a new request.
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You will begin accruing income from the Money Market Fund on the first business day following the exchange provided it is not a bank holiday.
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Dividends earned in the Money Market Fund are payable at the time of full liquidation or at the end of the month if a balance remains in the account.
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Shareholders should read the prospectus for the Money Market Fund prior to exchanging into it.
Conversion of Shares
Shares of the Institutional Class of a Wasatch Fund held by any shareholder who is no longer eligible to hold such shares may be converted, at the discretion of the Fund, to shares of a class, such as the Investor Class, in which the shareholder is eligible. Shares will be converted on the basis of the relative NAV of the class held and the conversion class without the imposition of any sales load, fee or other charge. Affected shareholders will be notified prior to any such conversion. A conversion between share classes of the same Fund is generally a non-taxable event.
Eligible Investments into Closed Funds
Information about eligible purchases of closed Wasatch Funds can be found in the SAI or by calling a shareholder services representative.
Purchasing and Selling Shares Through Third Parties Such as Brokers or Banks
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You may buy or sell shares of the Funds through banks or investment professionals, including brokers, and they may charge you a transaction fee for this service.
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Certain features offered by Wasatch Funds, such as Premier Services, minimum initial investment or subsequent investment amounts, may be modified or may not be available through other institutions.
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Once you have established an account through an institution or investment professional, any subsequent transactions for, or questions about, that account must be made through them.
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Wasatch Funds and/or the Advisor may enter into agreements with various intermediaries pursuant to which such firms may accept orders on behalf of the Funds and provide administrative services with respect to customers who are beneficial owners of shares of the Funds.
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The Advisor may compensate certain financial intermediaries (which may include broker-dealers, banks, third-party recordkeepers, and other industry professionals) to provide certain recordkeeping services to the Funds and the Funds’ shareholders in lieu of the Funds’ transfer agent (including account maintenance and shareholder servicing; “Sub-TA services”), and for the sale and/or distribution of the Funds’ shares. Depending on the share class, the Funds may reimburse the Advisor for the amounts paid for Sub-TA services. To the extent the Advisor pays for sales or distribution of Fund shares, it does so out of its profits derived from the Advisor’s management fee. The Advisor’s compensation out of its profits is referred to as “revenue sharing.” Examples of revenue sharing payments include, but are not limited to, payment to financial intermediaries for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial intermediary’s sales force; granting the Advisor access to the financial intermediary’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial intermediary, or other factors as agreed to by the Advisor and the financial intermediary or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial intermediary,

January 31, 2024

from time to time. The revenue sharing payments may be substantial, and may differ among financial intermediaries. Such payments may provide an incentive for the financial intermediary to make shares of the Funds available to its customers and may allow the Funds greater access to the financial intermediary’s customers. The SAI contains additional information about these payments, including the names of firms to which payments are made.
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If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase.
Shareholder Reports
Annual and semi-annual reports will be made available on the Funds’ website. Shareholders will be notified by mail with a website link to each report when it has been posted, along with instructions on how to request paper copies of shareholder reports.
Annual reports are dated September 30, the close of the Funds’ fiscal year, and contain important information about the Funds, including the market conditions and investment strategies that affected performance during the period, portfolio holdings and audited financial statements. Semi-annual reports are dated March 31 and contain information about the Funds’ performance and portfolio holdings as well as unaudited financial statements.
To help reduce Fund expenses, we generally send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Shareholder Services at 800.551.1700. We will begin sending you individual copies within 30 days after receiving your request.
Additional copies of shareholder reports are available by downloading them from our website or by calling a shareholder services representative.
Account Statements
Account statements will be mailed quarterly, or you may receive quarterly statements via email if you consent to electronic document delivery on our website. We will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through an automatic investment plan, you will receive confirmation of your purchases quarterly.
We may consolidate statements for accounts with the same address and Social Security number. If you would like to receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements within 30 days after receiving your request.
Establishing a Household Relationship
You may also establish a Household Relationship for your current accounts or add accounts to your existing relationship by completing the Household Relationship Form. Our householding service combines all of your account statements and confirmations into a single envelope. It also combines financial reports and prospectuses for everyone in your “household” into one mailing. Establishing a Household Relationship will not affect the ownership status of the accounts in your Household Relationship. All accounts added to a Household Relationship must have the same address. The following types of accounts are ineligible for inclusion in a Household Relationship: Corporate, Fiduciary, Estate, Investment Club, Club, Lodge or Association.
If you would like to discontinue your Household Relationship and receive individual account statements, please call or write to Wasatch Funds. We will begin sending you individual account statements 30 days after receiving your request.
Verification of Account Statements
You must contact Wasatch Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within 60 days after the confirmation statement date.
Cost Basis Tax Reporting
For securities defined as “covered” under current Internal Revenue Service (IRS) cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a cost basis method.
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are

Wasatch Funds —  Account Policies

sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.
Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific cost basis method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Changes from or to the default method or alternate method chosen by the shareholder must be made in writing and cannot be made over the telephone. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
Inactive Account Notice
Certain states require the Funds to notify shareholders that the assets held in their account(s) may be transferred to the appropriate state if there is no account activity within the time specified by state law. Contact a shareholder services representative for additional information.
Involuntary Redemption
In addition to the right to convert shares held by any shareholder who is no longer eligible to hold such shares, the Funds reserve the right to redeem the shares held in any account if the account balance falls below $500 for Investor Class shares (unless the account has an automatic investment plan) and $100,000 for Institutional Class shares. Your account will not be closed if the drop is due to share price fluctuations. You will be given at least 60 days’ written notice before an involuntary redemption is made. You can prevent an involuntary redemption by restoring the account to the minimum investment amount during the 60days.
Emergency Circumstances
Wasatch Funds or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach Wasatch Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail, overnight express delivery or online. The Funds can suspend redemptions and/or delay payments of redemption proceeds for any period (a) during which the NYSE is closed other than customary weekend and holiday closings; (b) during which trading on the NYSE is restricted; or (c) when an emergency exists or during such other periods, as determined by the Securities and Exchange Commission (SEC) for the protection of shareholders.
Responsibility for Fraud
Wasatch Funds and its agents will not be responsible for any losses resulting from unauthorized transactions provided reasonable procedures to prevent fraudulent transactions have been followed. Procedures to reasonably assure that instructions are genuine include requesting verification of various pieces of personal and account information, recording telephone transactions, confirming transactions in writing or online and restricting transmittal of redemption proceeds to preauthorized destinations.
Insufficient Funds Policy
The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. The Funds will charge your account a $20.00 fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, Wasatch Funds may redeem shares in your account(s) to cover losses due to share price fluctuations.
Third Party Checks
To guard against check fraud, Wasatch Funds will not accept checks made payable to third parties.
Changes to Bank Information
Requests to change the bank information on your account must be made in writing, signed by all account holders and accompanied by a Medallion signature guarantee.
Registration Changes
To change the name on an account, the shares are generally transferred to a new account. A new application, legal documentation and a Medallion signature guarantee is required.
Address Changes
To change the address on your account, visit our website, call a shareholder services representative or send a written request signed by all account owners. Include the name and Class of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options, including redemptions, may be suspended for 30 days following an address change unless a Medallion signature guarantee is provided.

January 31, 2024

About the Money Market Fund
The Money Market Fund (the Federated Hermes Prime Cash Obligations Fund – Ticker: PTAXX) is managed by Federated Investment Management Company, not by the Advisor. Federated Investment Management Company is not an affiliate of the Advisor or Wasatch Funds. Federated Securities Corp. is the distributor of the Money Market Fund. The Money Market Fund is made available to Wasatch Funds shareholders maintaining direct accounts and who meet the eligibility and investment minimums of the Automated Class shares of the Money Market Fund pursuant to agreements between the Funds’ investment advisor, the Funds’ transfer agent and Federated Investment Management Company, any of which may be terminated without notice to Wasatch Funds shareholders.
Neither Wasatch Funds nor the Advisor makes any representation with respect to the suitability of the Money Market Fund for any shareholder. Please read the separate prospectus for the Money Market Fund carefully before investing in it to understand the Fund’s objectives, strategies, risks and historical performance.

Wasatch Funds —  Dividends, Capital Gain Distributions and Taxes

In addition to any increase in the value of shares a Fund may achieve, you may receive dividend and capital gain distributions from the Fund.
Dividends
Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Global Value and U.S. Treasury Funds’ net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Equity Funds (except the Global Value Fund), it is intended that substantially all of such Funds’ net investment income (income less expenses), if any, will be distributed at least annually as dividends to shareholders. As noted below, the Equity Funds, except the Global Value Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
Capital Gains
When a Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.
Buying a Dividend
Purchasing shares of a Fund shortly before it makes dividend or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as “buying a dividend” because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
Unless you are investing in a tax-deferred account like an IRA, you may want to consider waiting to invest until after a Fund makes a distribution.
Reinvestment of Dividend and Capital Gain Distributions
Dividend and capital gain distributions made by a Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the transfer agent. Changes will be effective for distributions with a record date on or after the date the transfer agent receives your request in good order.
Federal Income Taxes
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service (IRS) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Funds. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Each Fund intends to qualify as a “regulated investment company” under federal tax laws. If each Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Funds generally will not pay federal income taxes. Dividends paid from the Funds’ net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. It is possible that a portion of the dividends paid from the net investment income of the Funds will constitute “qualified dividends” generally eligible for the maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). In certain cases (e.g., as with some capital gains attributable to real estate investment trust [REIT] shares) a higher rate applies. Each Fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” The use of the long/short strategy by the Long/Short Alpha Fund may reduce the amount that would otherwise be treated as qualified dividends. In addition, some portion of the dividends on your shares that are attributable to dividends received by a Fund from REIT shares may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.
Distributions paid from the Funds’ long-term capital gains and properly reported by the Funds as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. The Equity Funds,

January 31, 2024

except the Global Value Fund, expect that as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.
The tax status of your distributions from the Funds is not affected by whether you reinvest your distributions in additional shares or receive them in cash. Tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Funds may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
The following information applies to the Equity Funds to the extent that they invest in REITs. The REITs in which the Funds invest may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing a taxable gain from the sale or exchange of your shares. The actual composition for tax reporting purposes will depend on the year-end tax characterizations of dividends paid by certain securities held by the Funds and on tax regulations.
Gain or loss upon the sale of shares of a Fund generally will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. The gain or loss will be considered long-term if the shareholder has held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income. If you receive a capital gain distribution from your Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as a long-term capital loss to the extent of the capital gain distribution received.
The Funds are required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS Rules and Regulations for certain shareholders who have not certified that the Social Security number or taxpayer identification number they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.
The following information is particularly important for investors in the Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International Opportunities, and International Select Funds, which may invest significant assets in foreign countries. To the extent a Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will result in the dividends being taxed to you, including your share of taxes paid to other countries, which may permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.
If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.
A distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund, or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund, may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or

Wasatch Funds —  Dividends, Capital Gain Distributions and Taxes
January 31, 2024

applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.
Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
India Taxes
In India, income arising to Foreign Portfolio Investors (FPIs) from the sale, transfer or redemption of securities is classified as capital gains. The capital gains are classified into long term and short term depending upon the period of holding as well as type of securities. The threshold period for classifying the gains into long term or short term is one year for listed securities and units of equity oriented mutual funds. For unlisted shares, such threshold period is two years and for all other unlisted securities, it is three years. The long term capital gains are taxed at 10% plus surcharges for all securities. The short term capital gains arising from equity shares, units of equity oriented mutual funds / real estate investment trusts / infrastructure investment trusts are taxable at 15% plus surcharges provided the transactions are chargeable to securities transaction tax. All other short term capital gains (arising to FPIs) are taxable at 30% plus surcharges. The capital gains tax is computed on net realized gains. In arriving at the net realized gains, the short term capital losses can be offset against short term as well as long term capital gains. However, long term capital losses can only be offset against long term capital gains. Any unutilized losses in an year can be carried forward for a period of up to eight years to offset future gains with the same restriction i.e. long term capital losses can be offset only against long term capital gains whereas short term capital losses can be offset against both short term as well as long term capital gains. Until March 31, 2020, dividends were exempt from tax in the hands of shareholders since the Indian companies were required to pay dividend distribution tax (DDT) upon payout of dividends.
Effective April 1, 2020, DDT has been abolished and the dividends are taxable in the hands of shareholders. For FPIs and other foreign investors, dividends are subject to withholding tax at 20% plus surcharges. Where an FPI or any other foreign investor is a resident of a country whose tax treaty with India provides for a lower tax rate on dividend than Indian withholding tax rate of 20% plus surcharge, such FPI or other foreign investor can reclaim the excess tax withheld (by the Indian company) in its annual tax return. India levies a tax on interest received on units of business trust at a rate of 5% plus surcharges and all other securities at 20% plus surcharges. Where an FPI or any other foreign investor is a resident of a country whose tax treaty with India provides for a lower tax rate on interest, than Indian withholding tax can be made at such lower rates as prescribed in the tax treaty subject to furnishing of certificate of residence and few other forms/documents as required by the Indian company withholding taxes. The tax on capital gains, dividends, and interest is withheld/imposed on the investor and payable prior to repatriation of proceeds out of India. Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Taxes incurred on gains may lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.
When You will Receive Tax Information
After the end of each calendar year, you will be sent information on redemptions, and dividend and long-term capital gain distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion (if any) taxable as “qualified dividends,” and the portion taxable as long-term capital gains.
Account tax information will also be sent to the IRS.

Wasatch Funds —  Financial Highlights
January 31, 2024

The Financial Highlights tables on the following pages are intended to help you understand the financial performance of each respective class (Investor Class or Institutional Class) of the Funds for the past five years ended September 30 or since inception if a Fund or the respective class has been in operation less than five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the respective class of a Fund (assuming reinvestment of all dividends and distributions).
The Financial Highlights were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the most recent annual report which is available upon request from Wasatch Funds.

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/23	$61.04	(0.39)	13.47	13.08	—[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$104.75	(0.48)	(27.40)	(27.88)	—[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01	—	(6.06)	(6.06)
Core Growth Fund — Institutional Class
Year ended 9/30/23	$62.13	(0.28)	13.67	13.39	—[4]	—	(0.46)	(0.46)
Year ended 9/30/22	$106.20	(0.41)	(27.83)	(28.24)	—[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—[4]	—	(6.06)	(6.06)
Emerging India Fund — Investor Class
Year ended 9/30/23	$5.67	(0.04)	0.33	0.29	—[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$6.95	(0.06)	(0.92)	(0.98)	—[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—[4]	—	(0.27)	(0.27)
Emerging India Fund — Institutional Class
Year ended 9/30/23	$5.74	(0.05)	0.35	0.30	—[4]	—	(0.06)	(0.06)
Year ended 9/30/22	$7.03	(0.06)	(0.93)	(0.99)	—[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—[4]	—	(0.27)	(0.27)
Emerging Markets Select Fund — Investor Class
Year ended 9/30/23	$13.34	(0.04)	1.43	1.39	—[4]	—	—	—
Year ended 9/30/22	$22.49	(0.17)	(8.93)	(9.10)	0.04	—	(0.09)	(0.09)
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01	—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—[4]	—	—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/23	$13.66	—	1.45	1.45	—[4]	—	—	—
Year ended 9/30/22	$23.01	(0.04)	(9.22)	(9.26)	—[4]	—	(0.09)	(0.09)
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—[4]	—	—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/23	$2.47	(0.05)	0.35	0.30	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.23	(0.05)	(1.46)	(1.51)	—[4]	(0.01)	(0.24)	(0.25)
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—[4]	—	(0.30)	(0.30)
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/23	$2.50	(0.02)	0.33	0.31	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$4.27	(0.02)	(1.49)	(1.51)	—[4]	(0.01)	(0.25)	(0.26)
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—[4]	—	(0.30)	(0.30)
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/23	$2.45	(0.05)	0.46	0.41	—[4]	—	—	—
Year ended 9/30/22	$4.40	(0.03)	(1.89)	(1.92)	—[4]	(0.03)	—	(0.03)
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—[4]	—	—	—
Year ended 9/30/19	$2.51	—[4]	0.23	0.23	—[4]	—	—	—
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$73.66	21.51	1.17[5] [8]	1.17[5] [8]	(0.53)	(0.53)	$1,593,801	33%
$61.04	(31.47)	1.19[5] [8]	1.19[5] [8]	(0.59)	(0.59)	$1,356,653	29%
$104.75	44.82	1.17[5]	1.17[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19[5]	1.19[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19[5]	1.19[5]	(0.59)	(0.59)	$1,435,994	31%

$75.06	21.64	1.06[5] [8]	1.06[5] [8]	(0.42)	(0.42)	$1,625,150	33%
$62.13	(31.37)	1.05[5] [8]	1.06[5] [8]	(0.46)	(0.46)	$1,275,470	29%
$106.20	44.98	1.05[5]	1.05[5]	(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05[5]	1.08[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05[5]	1.09[5]	(0.45)	(0.48)	$849,787	31%

$5.90	5.23	1.50[5] [8]	1.50[5] [8]	(0.92)	(0.92)	$254,155	26%
$5.67	(14.79)	1.51[5] [8]	1.51[5] [8]	(1.13)	(1.13)	$227,767	25%
$6.95	64.69	1.52[5]	1.52[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64[6]	1.64[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68[6]	1.68[6]	(0.99)	(0.99)	$187,625	21%

$5.98	5.34	1.36[5] [8]	1.36[5] [8]	(0.79)	(0.79)	$284,887	26%
$5.74	(14.77)	1.38[5] [8]	1.38[5] [8]	(1.01)	(1.01)	$313,825	25%
$7.03	65.02	1.37[5]	1.37[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45[6]	1.45[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49[6]	1.49[6]	(0.75)	(0.75)	$92,214	21%

$14.73	10.42	1.36[5] [8]	1.36[5] [8]	(0.31)	(0.31)	$59,458	14%
$13.34	(40.42)	1.32[5] [8]	1.32[5] [8]	(0.73)	(0.73)	$52,571	31%
$22.49	56.18	1.37[5]	1.37[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51[6]	1.80[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85[5]	1.51[6]	1.97[6]	(0.51)	(0.97)	$9,771	14%

$15.11	10.61	1.13[5] [8]	1.13[5] [8]	(0.06)	(0.06)	$392,825	14%
$13.66	(40.40)	1.14[5] [8]	1.14[5] [8]	(0.40)	(0.40)	$290,912	31%
$23.01	56.42	1.18[5]	1.18[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21[6]	1.41[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21[6]	1.43[6]	(0.14)	(0.36)	$34,375	14%

$2.69	12.39	1.96[6] [7]	1.96[6] [7]	(0.72)	(0.72)	$131,823	21%
$2.47	(37.93)	1.91[6] [7]	1.91[6] [7]	(0.74)	(0.74)	$153,161	36%
$4.23	50.23	1.88[5]	1.88[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95[6]	1.95[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97[6]	1.99[6]	(0.83)	(0.84)	$191,405	16%

$2.73	12.66	1.78[6] [7]	1.78[6] [7]	(0.51)	(0.51)	$204,034	21%
$2.50	(37.75)	1.78[6] [7]	1.78[6] [7]	(0.58)	(0.58)	$224,736	36%
$4.27	50.53	1.76[5]	1.76[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81[6]	1.81[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82[6]	1.85[6]	(0.73)	(0.76)	$174,050	16%

$2.86	16.73	2.16[6] [7]	2.31[6] [7]	(0.91)	(1.05)	$30,980	29%
$2.45	(43.89)	2.15[5] [8]	2.29[5] [8]	(1.13)	(1.26)	$30,132	44%
$4.40	45.70	2.12[5]	2.12[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15[5]	2.38[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20[6]	2.30[6]	0.78	0.69	$43,789	63%

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/23	$2.48	(0.19)	0.62	0.43	—	—	—	—
Year ended 9/30/22	$4.46	(0.03)	(1.91)	(1.94)	—[4]	(0.04)	—	(0.04)
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/23	$3.39	(0.04)	0.47	0.43	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.83	(0.04)	(1.96)	(2.00)	—[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—[4]	—	(0.54)	(0.54)
Global Opportunities Fund — Institutional Class
Year ended 9/30/23	$3.42	(0.02)	0.46	0.44	—[4]	—	(0.08)	(0.08)
Year ended 9/30/22	$5.88	(0.03)	(1.99)	(2.02)	—[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—	—	(0.54)	(0.54)
Global Select Fund — Investor Class
Year ended 9/30/23	$8.71	(0.06)	1.61	1.55	—[4]	—	—	—
Year ended 9/30/22	$15.83	(0.10)	(5.24)	(5.34)	—[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01	—	(0.02)	(0.02)
Year ended 9/30/20[10]	$10.00	(0.06)	2.65	2.59	0.01	—	—	—
Global Select Fund — Institutional Class
Year ended 9/30/23	$8.82	(0.02)	1.63	1.61	—	—	—	—
Year ended 9/30/22	$15.94	(0.05)	(5.29)	(5.34)	—[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—[4]	—	(0.02)	(0.02)
Year ended 9/30/20[10]	$10.00	(0.04)	2.68	2.64	—[4]	—	—	—
Global Value Fund — Investor Class
Year ended 9/30/23	$8.00	0.25	1.05	1.30	—[4]	(0.24)	(0.54)	(0.78)
Year ended 9/30/22	$9.24	0.23	(0.96)	(0.73)	—[4]	(0.23)	(0.28)	(0.51)
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[12]	(0.93)	—[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—[4]	(0.19)	(1.13)	(1.32)
Global Value Fund — Institutional Class
Year ended 9/30/23	$7.99	0.25	1.05	1.30	—	(0.25)	(0.54)	(0.79)
Year ended 9/30/22	$9.23	0.25	(0.97)	(0.72)	—[4]	(0.24)	(0.28)	(0.52)
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01	(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[12]	(0.91)	—[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—[4]	(0.20)	(1.13)	(1.33)
Greater China Fund — Investor Class
Year ended 9/30/23	$5.98	(0.04)	(0.69)	(0.73)	—[4]	(0.39)	—	(0.39)
Year ended 9/30/22	$9.83	(0.05)	(3.83)[9]	(3.88)	0.03	—	—	—
Period ended 9/30/21[13]	$10.00	(0.05)	(0.17)	(0.22)	0.05	—	—	—
Greater China Fund — Institutional Class
Year ended 9/30/23	$5.96	—[4]	(0.71)	(0.71)	—	(0.41)	—	(0.41)
Year ended 9/30/22	$9.82	(0.07)	(3.79)[9]	(3.86)	—[4]	—	—	—
Period ended 9/30/21[13]	$10.00	(0.03)	(0.15)	(0.18)	—[4]	—	—	—
International Growth Fund — Investor Class
Year ended 9/30/23	$20.03	(0.03)	1.60	1.57	—[4]	—	—	—
Year ended 9/30/22	$38.79	(0.07)	(15.16)	(15.23)	—[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—[4]	—	(4.38)	(4.38)
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$2.91	17.34	1.96[6] [7]	2.61[6] [7]	(0.83)	(1.47)	$4,027	29%
$2.48	(43.89)	1.95[5] [8]	2.08[5] [8]	(0.88)	(1.00)	$10,416	44%
$4.46	46.23	1.95[5]	2.08[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96[5]	2.18[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00[6]	2.15[6]	1.04	0.90	$16,456	63%

$3.74	12.76	1.50[6] [7]	1.50[6] [7]	(0.93)	(0.93)	$117,596	30%
$3.39	(36.97)	1.50[5] [8]	1.50[5] [8]	(1.00)	(1.00)	$107,048	33%
$5.83	51.70	1.46[5]	1.46[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53[5]	1.53[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56[5]	1.56[5]	(0.95)	(0.95)	$103,710	24%

$3.78	12.94	1.36[6] [7]	1.40[6] [7]	(0.79)	(0.83)	$69,174	30%
$3.42	(36.94)	1.35[5] [8]	1.38[5] [8]	(0.85)	(0.87)	$55,266	33%
$5.88	52.21	1.35[5]	1.40[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35[5]	1.48[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35[5]	1.57[5]	(0.74)	(0.95)	$19,060	24%

$10.26	17.80	1.36[5] [8]	2.57[5] [8]	(0.58)	(1.79)	$4,620	24%
$8.71	(37.76)	1.35[5] [8]	2.35[5] [8]	(0.77)	(1.77)	$3,879	30%
$15.83	25.84	1.35[5]	2.17[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36[6]	4.70[6]	(0.81)	(4.16)	$4,306	35%

$10.43	18.25	0.96[5] [8]	1.74[5] [8]	(0.18)	(0.96)	$9,892	24%
$8.82	(37.47)	0.95[5] [8]	1.53[5] [8]	(0.35)	(0.93)	$8,828	30%
$15.94	26.31	0.95[5]	1.56[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96[6]	2.79[6]	(0.42)	(2.25)	$9,065	35%

$8.52	16.16	1.11[5] [8]	1.18[5] [8]	2.80	2.73	$112,591	43%
$8.00	(8.55)	1.10[5] [8]	1.20[5] [8]	2.46	2.36	$102,983	47%
$9.24	43.20	1.10[5]	1.18[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[12]	1.10[5]	1.30[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10[5]	1.19[5]	2.30	2.22	$146,704	49%

$8.50	16.23	0.96[5] [8]	1.12[5] [8]	3.00	2.84	$31,649	43%
$7.99	(8.42)	0.95[5] [8]	1.14[5] [8]	2.89	2.71	$15,583	47%
$9.23	43.26	0.99[5]	1.43[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[12]	0.95[5]	1.38[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97[5]	1.23[5]	2.44	2.19	$7,978	49%

$4.86	(13.75)	1.53[6] [7]	4.77[6] [7]	(0.41)	(3.65)	$1,755	57%
$5.98	(39.17)[16]	1.62[6] [7] [18]	3.56[6] [7] [18]	(0.56)	(2.50)	$2,122	109%
$9.83	(1.70)	1.51[6]	3.76[6]	(0.60)	(2.85)	$3,795	43%

$4.84	(13.56)	1.27[6] [7]	3.39[6] [7]	(0.06)	(2.18)	$2,315	57%
$5.96	(39.31)[16]	1.36[6] [7] [18]	2.61[6] [7] [18]	(0.47)	(1.72)	$2,694	109%
$9.82	(1.80)	1.26[6]	3.09[6]	(0.34)	(2.17)	$6,779	43%

$21.60	7.84	1.41[5] [8]	1.41[5] [8]	0.08	0.08	$231,089	31%
$20.03	(42.98)	1.44[5] [8]	1.44[5] [8]	(0.14)	(0.14)	$279,608	20%
$38.79	26.59	1.41[5]	1.41[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47[5]	1.47[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46[5]	1.46[5]	(0.25)	(0.25)	$543,990	40%

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Institutional Class
Year ended 9/30/23	$20.20	0.08	1.52	1.60	—[4]	—	—	—
Year ended 9/30/22	$39.04	(0.02)	(15.29)	(15.31)	—[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—[4]	—	(4.38)	(4.38)
International Opportunities Fund — Investor Class
Year ended 9/30/23	$2.51	(0.06)	0.27	0.21	—[4]	—	—	—
Year ended 9/30/22	$5.26	(0.05)	(2.06)	(2.11)	—[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—	—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—[4]	—	(0.08)	(0.08)
International Opportunities Fund — Institutional Class
Year ended 9/30/23	$2.55	(0.02)	0.23	0.21	—[4]	—	—	—
Year ended 9/30/22	$5.33	(0.03)	(2.11)	(2.14)	—[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—	—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—[4]	—	(0.08)	(0.08)
International Select Fund — Investor Class
Year ended 9/30/23	$8.90	(0.07)	1.42	1.35	—[4]	—	—	—
Year ended 9/30/22	$14.96	(0.10)	(5.97)	(6.07)	0.01	—	—	—
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01	—	—	—
Year ended 9/30/20[10]	$10.00	(0.04)	2.64	2.60	0.01	—	—	—
International Select Fund — Institutional Class
Year ended 9/30/23	$9.01	0.03	1.39	1.42	—	—	—	—
Year ended 9/30/22	$15.10	(0.04)	(6.05)	(6.09)	—	—	—	—
Year ended 9/30/21	$12.69	—[4]	2.41	2.41	—	—	—	—
Year ended 9/30/20[10]	$10.00	(0.02)	2.68	2.66	0.03	—	—	—
Long/Short Alpha Fund — Investor Class
Year ended 9/30/23	$9.01	(0.08)	2.59	2.51	—[4]	—	(0.01)	(0.01)
Year ended 9/30/22[14]	$10.00	(0.16)	(0.83)	(0.99)	—[4]	—	—	—
Long/Short Alpha Fund — Institutional Class
Year ended 9/30/23	$9.03	(0.12)	2.66	2.54	—[4]	—	(0.01)	(0.01)
Year ended 9/30/22[14]	$10.00	(0.13)	(0.84)	(0.97)	—[4]	—	—	—
Micro Cap Fund — Investor Class
Year ended 9/30/23	$5.72	(0.11)	0.46	0.35	—[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—	—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—[4]	—	(1.78)	(1.78)
Micro Cap Fund — Institutional Class
Year ended 9/30/23	$5.72	(0.09)	0.44	0.35	—[4]	—	—	—
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—[4]	—	(0.67)	(0.67)
Period ended 9/30/20[11]	$7.74	(0.05)	1.86	1.81	—	—	—	—
Micro Cap Value Fund — Investor Class
Year ended 9/30/23	$2.79	(0.03)	0.21	0.18	—[4]	—	—	—
Year ended 9/30/22	$5.10	(0.04)	(1.33)	(1.37)	—[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—	—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—[4]	(0.02)	(0.37)	(0.39)
Micro Cap Value Fund — Institutional Class
Year ended 9/30/23	$2.81	(0.02)	0.20	0.18	—[4]	—	—	—
Year ended 9/30/22	$5.12	(0.04)	(1.33)	(1.37)	—[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—[4]	—	(0.53)	(0.53)
Period ended 9/30/20[11]	$3.26	(0.01)	0.41	0.40	—	—	—	—
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$21.80	7.92	1.29[5] [8]	1.29[5] [8]	0.16	0.16	$223,565	31%
$20.20	(42.90)	1.33[5] [8]	1.33[5] [8]	(0.03)	(0.03)	$319,936	20%
$39.04	26.70	1.32[5]	1.32[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35[5]	1.36[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35[5]	1.35[5]	(0.13)	(0.13)	$595,341	40%

$2.72	8.37	1.97[6] [7]	1.97[6] [7]	(0.52)	(0.52)	$54,964	20%
$2.51	(45.24)	1.96[5] [8]	1.96[5] [8]	(1.05)	(1.05)	$64,198	39%
$5.26	15.68	1.91[5]	1.91[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02[6]	2.02[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09[6]	2.09[6]	(1.04)	(1.04)	$132,503	46%

$2.76	8.24	1.92[6] [7]	1.92[6] [7]	(0.51)	(0.51)	$226,305	20%
$2.55	(45.21)	1.91[5] [8]	1.91[5] [8]	(0.97)	(0.97)	$354,481	39%
$5.33	15.44	1.89[5]	1.89[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93[5]	1.93[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96[6]	1.96[6]	(0.81)	(0.81)	$376,578	46%

$10.25	15.17	1.35[6] [7]	3.88[6] [7]	(0.41)	(2.95)	$2,481	22%
$8.90	(40.51)	1.30[5] [8]	3.34[5] [8]	(0.72)	(2.76)	$2,514	27%
$14.96	18.64	1.30[5]	3.09[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30[5]	6.96[5]	(0.55)	(6.20)	$2,861	36%

$10.43	15.76	0.94[6] [7]	3.19[6] [7]	(0.05)	(2.30)	$1,526	22%
$9.01	(40.33)	0.90[5] [8]	2.37[5] [8]	(0.30)	(1.76)	$2,788	27%
$15.10	18.99	0.90[5]	3.03[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90[6]	7.68[6]	(0.19)	(6.96)	$2,069	36%

$11.51	27.87	2.67[6] [7] [17]	2.85[6] [7] [17]	(1.16)	(1.34)	$22,895	75%
$9.01	(9.90)	2.41[6] [7] [17]	3.14[6] [7] [17]	(1.62)	(2.35)	$8,184	55%

$11.56	28.14	2.34[6] [7] [17]	2.71[6] [7] [17]	(0.99)	(1.37)	$11,579	75%
$9.03	(9.70)	2.20[6] [7] [17]	3.10[6] [7] [17]	(1.47)	(2.37)	$13,782	55%

$6.07	6.12	1.66[5] [8]	1.66[5] [8]	(1.46)	(1.46)	$509,106	57%
$5.72	(39.42)	1.66[5] [8]	1.66[5] [8]	(1.54)	(1.54)	$558,093	59%
$12.55	38.81	1.63[5]	1.63[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66[5]	1.66[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66[5]	1.66[5]	(1.31)	(1.31)	$473,505	67%

$6.07	6.12	1.59[5] [8]	1.59[5] [8]	(1.39)	(1.39)	$74,849	57%
$5.72	(39.40)	1.59[5] [8]	1.59[5] [8]	(1.47)	(1.47)	$76,558	59%
$12.55	38.96	1.56[5]	1.56[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60[5]	1.62[5]	(1.43)	(1.45)	$59,124	75%

$2.97	6.45	1.73[5] [8]	1.73[5] [8]	(0.82)	(0.82)	$234,553	59%
$2.79	(32.47)	1.70[5] [8]	1.70[5] [8]	(1.13)	(1.13)	$249,290	50%
$5.10	58.11	1.66[5]	1.66[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74[5]	1.74[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74[5]	1.74[5]	(0.90)	(0.90)	$249,523	66%

$2.99	6.41	1.61[5] [8]	1.65[5] [8]	(0.69)	(0.74)	$42,440	59%
$2.81	(32.31)	1.60[5] [8]	1.63[5] [8]	(1.03)	(1.06)	$42,952	50%
$5.12	58.25	1.60[5]	1.61[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60[5]	1.84[5]	(0.99)	(1.23)	$25,317	63%

Wasatch Funds —  Financial Highlights (continued)

		Income (Loss) from Investment Operations				Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/23	$29.19	(0.38)	3.48	3.10	—[4]	—	—	—
Year ended 9/30/22	$62.46	(0.46)	(21.99)	(22.45)	—[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—	—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—[4]	—	(12.46)	(12.46)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/23	$29.70	(0.28)	3.46	3.18	—[4]	—	—	—
Year ended 9/30/22	$63.29	(0.42)	(22.35)	(22.77)	—[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—	—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—[4]	—	(12.46)	(12.46)
Small Cap Value Fund — Investor Class
Year ended 9/30/23	$7.49	(0.02)	1.86	1.84	—[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.68	—[4]	(2.38)	(2.38)	—[4]	—[4]	(0.81)	(0.81)
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—	(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—[4]	—	(0.59)	(0.59)
Small Cap Value Fund — Institutional Class
Year ended 9/30/23	$7.56	—	1.87	1.87	—[4]	—	(0.19)	(0.19)
Year ended 9/30/22	$10.78	0.01	(2.41)	(2.40)	—[4]	(0.01)	(0.81)	(0.82)
Year ended 9/30/21	$7.05	—[4]	3.73	3.73	—[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—	(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—[4]	—	(0.59)	(0.59)
Ultra Growth Fund — Investor Class
Year ended 9/30/23	$26.29	(0.38)	0.63	0.25	—[4]	—	—	—
Year ended 9/30/22	$50.98	(0.43)	(18.93)	(19.36)	—[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01	—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01	—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01	—	(1.61)	(1.61)
Ultra Growth Fund — Institutional Class
Year ended 9/30/23	$26.37	(0.23)	0.53	0.30	—[4]	(0.04)	—	(0.04)
Year ended 9/30/22	$51.05	(0.34)	(19.01)	(19.35)	—[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01	—	(1.41)	(1.41)
Period ended 9/30/20[11]	$29.39	(0.09)	10.28	10.19	—[4]	—	—	—
U.S. Select Fund — Investor Class
Year ended 9/30/23	$9.74	(0.03)	2.36	2.33	—[4]	—	—	—
Year ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	0.01	—	—	—
U.S. Select Fund — Institutional Class
Year ended 9/30/23	$9.73	(0.03)	2.39	2.36	—[4]	—	—	—
Year ended 9/30/22[15]	$10.00	(0.01)	(0.26)	(0.27)	—	—	—	—
U.S. Treasury Fund — Investor Class
Year ended 9/30/23	$12.53	0.34	(1.91)	(1.57)	—[4]	(0.33)	—	(0.33)
Year ended 9/30/22	$18.10	0.28	(5.57)	(5.29)	0.01	(0.29)	—	(0.29)
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01	(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03	(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01	(0.34)	—	(0.34)
See Notes to Financial Highlights.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets				Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$32.29	10.62	1.15[5] [8]	1.15[5] [8]	(0.94)	(0.94)	$837,158	27%
$29.19	(42.42)	1.15[5] [8]	1.15[5] [8]	(1.05)	(1.05)	$848,033	32%
$62.46	42.49	1.12[5]	1.12[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16[5]	1.16[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67[5]	1.17[6]	1.17[6]	(0.80)	(0.80)	$978,825	26%

$32.88	10.71	1.06[5] [8]	1.07[5] [8]	(0.85)	(0.85)	$1,261,857	27%
$29.70	(42.35)	1.05[5] [8]	1.06[5] [8]	(0.94)	(0.95)	$1,138,901	32%
$63.29	42.62	1.05[5]	1.06[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05[5]	1.08[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06[6]	1.09[6]	(0.68)	(0.72)	$712,833	26%

$9.14	24.90	1.18[6] [7]	1.18[6] [7]	(0.15)	(0.15)	$537,439	61%
$7.49	(24.18)	1.16[5] [8]	1.16[5] [8]	0.04	0.04	$570,201	61%
$10.68	52.79	1.16[5]	1.16[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21[5]	1.21[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20[5]	1.20[5]	0.51	0.51	$454,451	25%

$9.24	25.07	1.07[6] [7]	1.07[6] [7]	(0.06)	(0.06)	$695,586	61%
$7.56	(24.15)	1.05[5] [8]	1.06[5] [8]	0.14	0.14	$663,167	61%
$10.78	52.91	1.05[5]	1.06[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05[5]	1.08[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05[5]	1.09[5]	0.70	0.66	$368,498	25%

$26.54	0.95	1.23[5] [8]	1.23[5] [8]	(0.96)	(0.96)	$800,490	25%
$26.29	(41.70)	1.18[5] [8]	1.18[5] [8]	(1.00)	(1.00)	$984,853	34%
$50.98	32.78	1.16[5]	1.16[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19[5]	1.19[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24[5]	1.24[5]	(0.93)	(0.93)	$623,154	17%

$26.63	1.13	1.06[5] [8]	1.08[5] [8]	(0.79)	(0.81)	$378,127	25%
$26.37	(41.62)	1.05[5] [8]	1.06[5] [8]	(0.87)	(0.88)	$389,020	34%
$51.05	32.89	1.05[5]	1.06[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05[5]	1.07[5]	(0.97)	(0.98)	$348,388	37%

$12.07	23.92	1.02[6] [7]	4.56[6] [7]	(0.53)	(4.07)	$4,352	31%
$9.74	(2.60)	1.01[6] [7]	11.81[6] [7]	(0.59)	(11.39)	$1,779	4%

$12.09	24.25	0.87[6] [7]	2.46[6] [7]	(0.38)	(1.98)	$8,118	31%
$9.73	(2.70)	0.86[6] [7]	10.54[6] [7]	(0.43)	(10.11)	$3,566	4%

$10.63	(12.82)	0.70[5] [8]	0.70[5] [8]	2.67	2.67	$237,186	13%
$12.53	(29.44)	0.67[5] [8]	0.67[5] [8]	1.70	1.70	$287,523	47%
$18.10	(12.74)	0.66[5]	0.66[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66[5]	0.66[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69[5]	0.69[5]	2.05	2.05	$379,644	29%

Wasatch Funds —  Notes to Financial Highlights

1
Not annualized for periods less than one year.
2
Annualized for periods less than one year.
3
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4
Represents amounts less than $0.005 per share.
5
Includes interest expenses of less than 0.005%.
6
Includes interest expenses of more than 0.005%.
7
Includes extraordinary expenses greater than or equal to 0.01%.
8
Includes extraordinary expenses of less than 0.01%.
9
The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement reduced the Net Realized and Unrealized Losses on Investments by $0.24 per share.
10
Fund inception date was October 1, 2019.
11
Institutional Class inception date was January 31, 2020.
12
Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.
13
Fund inception date was November 30, 2020.
14
Fund inception date was October 1, 2021.
15
Fund inception date was June 13, 2022.
16
The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement increased the total return by 3.54%.
17
Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:
	Expenses Net of Waivers and Reimbursements(%)[2]	Expenses Before Waivers and Reimbursements(%)[2]
Long/Short Alpha Fund — Investor Class
Year ended 9/30/23	1.76	1.93
Year ended 9/30/22	1.75	2.48
Long/Short Alpha Fund — Institutional Class
Year ended 9/30/23	1.50	1.87
Year ended 9/30/22	1.50	2.40
18
Includes interest expense and extraordinary expenses. The ratios excluding such expenses are listed below:
	Expenses Net of Waivers and Reimbursements(%)[2]	Expenses Before Waivers and Reimbursements(%)[2]
Greater China Fund — Investor Class
Year ended 9/30/22	1.51	3.46
Greater China Fund — Institutional Class
Year ended 9/30/22	1.26	2.51

Wasatch Funds —  Privacy Policy
January 31, 2024

The personal information we collect or disclose is handled with the utmost respect for your privacy and is motivated by our desire to serve you better.
•
We will not disclose your personal information to anyone unless it is necessary to provide you with our services, at your direction, or required by law.
•
We do not allow individuals or companies that provide services to Wasatch Funds to use your personal information for their own marketing purposes.
•
We maintain contracts with individuals or companies providing services to Wasatch Funds’ shareholders that require them to protect the confidentiality of your personal information.
•
We afford the same protection of personal information to prospective and former shareholders that we do to current shareholders.
•
We consider all the information we have about you to be confidential, including the fact that you are a Wasatch Funds shareholder (unless you tell us otherwise).
•
We restrict access to your personal information to employees who service your accounts.
•
We maintain physical, electronic and procedural safeguards that comply with federal standards for maintaining the confidentiality of your information.
Information We May Collect
Most of the personal information we collect comes directly from you. The ways we gather it may include:
•
Account applications. When you open an account the information we collect may include your name, address, phone number, email address and Social Security number.
•
Transactions. To manage your account and provide
information to you such as account statements, we maintain current and historical records of each of your transactions and accounts with Wasatch Funds.
•
Website. We collect some information on our website through the use of “cookies.” For example, we may identify the web pages your browser requests or visits. On the website, we can only identify you if you choose to identify yourself, for example, if you open an account or make transactions online. For more information please read our online privacy policy at wasatchglobal.com.
Information We May Disclose
We disclose information about current and former shareholders to parties outside of Wasatch for the following purposes:
•
To service your account and process your transactions. For example, the transfer agent collects and stores account and transaction data.
•
To do as you request. For example, you may direct us to send your statements and confirmations to a third party.
•
To print and mail materials to you. Companies that provide printing and mailing services are prohibited from using your information in any way other than the purpose for which it was provided.
•
To comply with laws or regulations. We may disclose or report personal information as required by law, for example, to respond to a subpoena, court order or regulatory demand made by the proper authorities.
•
To the extent permitted by law. For example, the law permits us to respond to a request for information from a consumer reporting agency.

Wasatch Funds —  How to Contact Wasatch
January 31, 2024

General

This prospectus is for Investor Class and Institutional Class shares of the Wasatch Funds.
If you have any questions about Wasatch Funds or would like more information, please contact Wasatch Funds.

Online

wasatchglobal.com
or via email at
shareholderservice@wasatchfunds.com

Telephone

800.551.1700
Shareholder services representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.

Mail

Wasatch Funds
P.O. Box 2172
Milwaukee, WI 53201-2172

Wasatch Funds
January 31, 2024

Wasatch Funds
January 31, 2024

Wasatch Funds
January 31, 2024

Wasatch Funds
January 31, 2024

WASATCHGLOBAL.COM

ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS

SMALL CAP	MICRO CAP	INTERNATIONAL	EMERGING MARKETS	FRONTIER MARKETS	GLOBAL
You may obtain a free copy of the Funds’ SAI, annual or semi-annual reports, or quarter-end portfolio holdings on the Funds’ website at wasatchglobal.com or by contacting Wasatch at 800.551.1700. You may make inquiries to the Fund via mail at Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172, via email at shareholderservice@wasatchfunds.com or by calling 800.551.1700. Shareholder representatives are available Monday through Friday 7:00 a.m. to 7:00 p.m. Central Time.
The SAI provides more details about the Funds and their policies. The SAI is incorporated into the prospectus by reference and is, therefore, legally part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The reports contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance for the most recent six- or 12-month period, as applicable. You can go to the EDGAR database on the SEC’s website (http://www.sec.gov) to view these and other documents that Wasatch Funds has filed electronically with the SEC. Copies of this information also may be obtained, after paying a duplicating fee, by making an electronic request at the following email address: publicinfo@sec.gov.
Investment Company Act File Number: 811-4920

STATEMENT OF ADDITIONAL INFORMATION

WASATCH FUNDS TRUST

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

	Investor Class	Institutional Class
Wasatch Core Growth Fund®	WGROX	WIGRX
Wasatch Emerging India Fund ®	WAINX	WIINX
Wasatch Emerging Markets Select Fund®	WAESX	WIESX
Wasatch Emerging Markets Small Cap Fund®	WAEMX	WIEMX
Wasatch Frontier Emerging Small Countries Fund®	WAFMX	WIFMX
Wasatch Global Opportunities Fund®	WAGOX	WIGOX
Wasatch Global Select Fund®	WAGSX	WGGSX
Wasatch Global Value Fund®	FMIEX	WILCX
Wasatch Greater China Fund®	WAGCX	WGGCX
Wasatch International Growth Fund®	WAIGX	WIIGX
Wasatch International Opportunities Fund®	WAIOX	WIIOX
Wasatch International Select Fund®	WAISX	WGISX
Wasatch Long/Short Alpha Fund®	WALSX	WGLSX
Wasatch Micro Cap Fund®	WMICX	WGICX
Wasatch Micro Cap Value Fund®	WAMVX	WGMVX
Wasatch Small Cap Growth Fund®	WAAEX	WIAEX
Wasatch Small Cap Value Fund®	WMCVX	WICVX
Wasatch Ultra Growth Fund®	WAMCX	WGMCX
Wasatch U.S. Select Fund®	WAUSX	WGUSX
Wasatch-Hoisington U.S. Treasury Fund®	WHOSX	-

January 31, 2024

WASATCH FUNDS TRUST (“Wasatch Funds” or the “Trust”) is an open-end management investment company issuing shares in 20 separate series or “Funds”, each of which is publicly offered and are described herein: Wasatch Core Growth Fund® (the “Core Growth Fund”), Wasatch Emerging India Fund® (the “Emerging India Fund”), Wasatch Emerging Markets Select Fund® (the “Emerging Markets Select Fund”), Wasatch Emerging Markets Small Cap Fund® (the “Emerging Markets Small Cap Fund”), Wasatch Frontier Emerging Small Countries Fund® (the “Frontier Emerging Small Countries Fund”), Wasatch Global Opportunities Fund® (the “Global Opportunities Fund”), Wasatch Global Select Fund® (the “Global Select Fund”), Wasatch Global Value Fund® (the “Global Value Fund”), Wasatch Greater China Fund® (the “Greater China Fund”), Wasatch International Growth Fund® (the “International Growth Fund”), Wasatch International Opportunities Fund® (the “International Opportunities Fund”), Wasatch International Select Fund® (the “International Select Fund”), Wasatch Long/Short Alpha Fund® (the “Long/Short Alpha Fund”), Wasatch Micro Cap Fund® (the “Micro Cap Fund”), Wasatch Micro Cap Value Fund® (the “Micro Cap Value Fund”), Wasatch Small Cap Growth Fund® (the “Small Cap Growth Fund”), Wasatch Small Cap Value Fund® (the “Small Cap Value Fund”), Wasatch Ultra Growth Fund® (the “Ultra Growth Fund”), Wasatch U.S. Select Fund® (the “U.S. Select Fund”), and Wasatch-Hoisington U.S. Treasury Fund® (the “U.S. Treasury Fund”).

This Statement of Additional Information (the “SAI”) relates to the Institutional Class and Investor Class shares of the Funds. This is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus for the Institutional Class and the Investor Class shares of the Funds and should be read in conjunction with the Prospectus. A Prospectus may be obtained by downloading it from Wasatch Funds’ website at wasatchglobal.com or without charge by calling 800.551.1700 or writing to Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172. The SAI and the related Prospectus are both dated January 31, 2024. Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

The audited financial statements for the Funds appear in the Funds’ annual report for its most recent fiscal year ended September 30, 2023. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the annual report dated September 30, 2023 of the Wasatch Funds, without charge, by calling 800.551.1700 or by downloading it from Wasatch Funds’ website at wasatchglobal.com.

P.O. Box 2172 Milwaukee, WI 53201-2172 ● wasatchglobal.com

Phone: 800.551.1700

Wasatch Funds are distributed by ALPS Distributors, Inc.

1

2

GENERAL INFORMATION AND HISTORY

Wasatch Funds was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998 and reorganized into a Massachusetts business trust on March 31, 2010. The Core Growth Fund, Small Cap Growth Fund and U.S. Treasury Fund commenced operations on December 6, 1986, the Ultra Growth Fund on August 16, 1992, the Micro Cap Fund on June 19, 1995, the Small Cap Value Fund on December 17, 1997, the International Growth Fund on June 28, 2002, the Micro Cap Value Fund on July 28, 2003, the International Opportunities Fund on January 27, 2005, the Emerging Markets Small Cap Fund on October 1, 2007, the Global Opportunities Fund on November 17, 2008, the Global Value Fund (formerly Wasatch Large Cap Value Fund and 1st Source Monogram Income Equity Fund) on December 15, 2008, the Emerging India Fund on April 26, 2011, the Frontier Emerging Small Countries Fund on January 31, 2012, the Emerging Markets Select Fund on December 13, 2012, the Global Select Fund and the International Select Fund on October 1, 2019, the Greater China Fund on November 30, 2020, the Long/Short Alpha Fund on October 1, 2021, and the U.S. Select Fund on June 13, 2022.

The Global Value Fund commenced operations on December 15, 2008, the date of the acquisition of the assets and liabilities of the 1st Source Monogram Income Equity Fund, a series of the Coventry Group, a registered investment company. With the reorganization, the Global Value Fund assumed the financial and performance history of the 1st Source Monogram Income Equity Fund. Effective September 19, 2008, the 1st Source Monogram Income Equity Fund changed its fiscal year end to September 30. Effective September 21, 2018, the Global Value Fund acquired the assets and liabilities of the Wasatch Long/Short Fund, a series of the Trust. As of the date of each acquisition, all of the holders of issued and outstanding shares of the 1st Source Monogram Income Equity Fund and the Wasatch Long/Short Fund received shares of the Global Value Fund.

Each Fund is advised by Wasatch Advisors LP doing business as Wasatch Global Investors (the “Advisor”). The U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (“HIMCo”). HIMCo is referred to herein as a “Sub-Advisor.”

On November 9, 2011, the Trust re-designated the existing shares of the Funds into the Investor Class shares, and authorized and designated a new Institutional Class of shares in the Funds, effective January 31, 2012. This SAI is for both the Institutional Class and Investor Class shares of the Funds. Currently, all Funds except the U.S. Treasury Fund offer Institutional Class shares. Information about Investor Class shares and Institutional Class shares is available online at wasatchglobal.com, or by calling Wasatch Funds at 800.551.1700.

Open/Closed Status of Funds. The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, Greater China Fund, International Growth Fund, International Opportunities Fund, International Select Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, U.S. Select Fund, and U.S. Treasury Fund are each open to investors.

FUND INVESTMENTS

Wasatch Funds is a registered open-end management investment company currently offering 20 separate Funds. Each Fund except the Emerging India Fund, Emerging Markets Select Fund, Frontier Emerging Small Countries Fund, Greater China Fund, International Select Fund, Long/Short Alpha Fund, and U.S. Select Fund is a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Frontier Emerging Small Countries Fund, Greater China Fund, International Select Fund, Long/Short Alpha Fund, and U.S. Select Fund are each a non-diversified fund, which means that the Fund is permitted to invest its assets in a more limited number of issuers than other diversified investment companies.

Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify (i) not more than 25% of the total value of each Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by each of the Funds, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of each Fund’s assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated

3

investment companies) and (b) each Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, Greater China Fund, International Growth Fund, International Opportunities Fund, International Select Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund are each referred to as an equity fund (each, an “Equity Fund,” and collectively, the “Equity Funds”). The U.S. Treasury Fund is a “Bond Fund.”

The Prospectus has a description concerning the investment objectives and policies of each of the Funds. The investment policies of the Funds, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) without the authorization of the Fund’s shareholders. There can be no assurance that any Fund will achieve its objective or goal.

Fund Names and Investment Policies. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Greater China Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, U.S. Treasury Fund, and U.S. Select Fund each have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice of at least 60 days prior to any change by a Fund of its 80% investment policy. On September 30, 2023, the Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 35d-1 which require, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gain. To the extent a Fund falls within the revised rule, such Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date of December 11, 2025.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds’ principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail than the Prospectus, the Funds’ investment strategies and the associated risks. Unless noted otherwise, the investment strategies and risks described in this section are non-principal.

Borrowing to Purchase Securities (Leveraging). The Equity Funds may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value (“NAV”) of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the NAV of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that each Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If a Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of a Fund’s securities at a time when it is disadvantageous to do so. The amount a Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

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Despite the potential risks of leveraging, the Advisor believes there may be times when it may be advantageous to the applicable Funds to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

The Trust, on behalf of its Funds, has entered into a committed line of credit in an amount of up to $100,000,000 and an uncommitted line of credit in an amount of up to $200,000,000 with the Funds’ custodian which expires annually unless extended or renewed. The Funds may borrow under the credit agreements generally to meet shareholder redemptions, to finance temporarily the purchase or sale of securities for prompt delivery if the loan is repaid promptly in the ordinary course of business upon completion of such purchase or sale transaction and for other temporary and emergency purposes consistent with the respective fund’s investment objectives and fundamental investment restrictions. Borrowing results in interest expense and being a participating Fund results in other fees and expenses, which may increase the Fund’s net expenses and reduce the Fund’s return. In addition, borrowing by the Fund may create leverage increasing the Fund’s investment exposure and may result in changes to the Fund’s NAV, either positive or negative, being greater than they would have been if the Fund had not borrowed. Commitment fees (generally fees calculated on the unused portion of the committed credit line) and certain expenses are apportioned pro rata based on average net assets of participating Funds and repayment and interest payments on amounts drawn by a participating fund are borne by that fund. The Trust’s Board shall approve any adjustment to the apportionment methodology for the commitment fee. Loans under the facilities will be allocated on a first come, first serve basis. If the demand for funds exceeds the amount available under the facilities, loans will be apportioned pro-rata based on average net assets of the Funds and the amount requested, unless the Board determines otherwise.

Convertible Securities. Each Fund (except the U.S. Treasury Fund) may invest in convertible securities, but it is a non-principal strategy of each of these Funds and not considered a principal risk. The U.S. Treasury Fund does not invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock at a predetermined price. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Funds, the Advisor will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

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Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. All Funds (except the U.S. Treasury Fund) may invest in corporate bonds. The Funds may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a division of McGraw-Hill Companies, Inc. (“S&P”), or other nationally recognized statistical rating organizations (“NRSRO”) or unrated securities deemed by the Advisor to be of comparable quality. These high rated bonds are also known as “investment grade debt securities.” The Equity Funds (other than the Global Value Fund) may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” Investments in corporate bonds are subject to, among other things, interest rate risk and credit risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities. See “Non-Investment Grade Securities” below for additional information regarding these securities and their risks. See also Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Funds may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts but it is not a principal strategy of any Fund to invest in derivatives (except the Long/Short Alpha Fund engages in short sales as described below). A derivative generally is a financial instrument whose value is based on (or “derived from”), at least in part, a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a market index (such as the S&P 500), a rate (e.g. the Euro Interbank Offered Rate), or the relative change in two or more reference assets, indices or rates. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Equity Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Equity Funds (other than the Global Value Fund) may also use derivatives for non-hedging (speculative) purposes including to enhance a Fund’s returns. An Equity Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which established a new comprehensive framework for the use of derivatives by registered investment companies replacing the prior asset segregation regime. The Derivatives Rule defines derivatives transactions to include short sales and forward contracts in addition to instruments traditionally classified as derivatives, such as swaps, futures and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to the Derivatives Rule, but are still subject to other provisions of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35 days are deemed not to involve a senior security.

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The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). Registered investment companies engaging in derivatives transactions that do not qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board. The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.

The requirements of the Derivatives Rule may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, and otherwise adversely affect their performance or disrupt markets.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit from the use of derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to benefit from derivatives is largely dependent on the Advisor’s or Sub-Advisor’s ability to use such strategies successfully. For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Equity Funds may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their positions before the contract expires; the buyer sells futures and the seller buys futures.

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The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in a Fund’s portfolio securities, or in securities a Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard a Fund’s portfolio. If the market declines as anticipated, the value of stocks in a Fund’s portfolio would decrease, but the value of a Fund’s futures contracts would increase. The Equity Funds (other than the Global Value Fund) may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by a Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Equity Funds to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Advisor or Sub-Advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than a Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Equity Funds. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss (or gain), to an investor.

Options and Futures Relating to Foreign Currencies. The Equity Funds may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Equity Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that

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affect the value of the Equity Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Equity Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Equity Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Equity Funds’ investments exactly over time.

Limitations on Futures and Commodity Options Transactions. With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 and therefore is not subject to registration or regulation as a commodity pool operator thereunder. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act to the extent necessary for the Advisor to claim the exclusion from regulation as a commodity pool operator with respect to each Fund under CFTC Rule 4.5, as such rule may be amended from time to time.

Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in CFTC-regulated futures, options on futures, and swaps (“CFTC Derivatives”) (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

●        Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions (provided the in-the-money amounts for options that were in-the-money at the time of purchase may be excluded in the 5% computation); or

●        Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return. The requirements for qualification as a regulated investment company may also limit the extent to which each Fund may invest in CFTC Derivatives. The Funds’ investments in futures contracts, commodity options and swaps, and the Funds’ policies regarding futures contracts, options and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions in the future that are applicable to the Funds, the Funds would seek to comply with such new restrictions.

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders.

Put and Call Options. The Equity Funds may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Equity Funds may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by a Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Equity Funds (other than the Global Value Fund). For

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example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

Purchasing Put and Call Options. The Equity Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Each Fund will not invest more than 10% of the value of its net assets in purchased options.

Writing Put and Call Options. The Equity Funds may write (i.e., sell) put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for put options the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

OTC Options. The Equity Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Equity Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Equity Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, a Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if a Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position or maintain assets in a segregated account until delivery or expiration regardless of changes in its value. There is no assurance that any derivative position can be sold or closed out at a time and price that is favorable to a Fund.

Systematic or “Interconnection Risk”. Systematic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will

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spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Leverage Risk. Leverage risk is the risk that a Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) had initiated a dramatic revision of the U.S. financial regulatory framework and covered a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. In particular, the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. Requirements, such as capital requirements and mandatory clearing of OTC derivatives transactions, may impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. As noted, the new Derivatives Rule also was recently adopted establishing a new comprehensive framework for the use of derivatives by investment companies. Instruments in which a Fund may invest, the issuers of such instruments, or investment strategies of a Fund may be affected by this legislation, rule and related regulations in ways that are unforeseeable and the ultimate impact from these regulatory actions remain uncertain.

Exchange-Traded Funds (“ETFs”). The Equity Funds may invest in ETFs. ETFs are investment companies, the shares of which are bought and sold on a securities exchange but it is not a principal strategy of any Fund to invest in ETFs. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. The market price of an ETF may trade at a premium or discount to its net asset value. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons why a Fund would purchase an ETF. For example, a Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. market or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. As the shares of the ETFs trade on an exchange, they are subject to the risks of any exchange-listed security, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange. The Funds may purchase ETFs to the extent permitted by the 1940 Act or rules thereunder. See also the description in “Securities of Other Investment Companies” below.

Foreign Currency Transactions. The Equity Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets primarily for the purpose of effecting foreign securities transactions. Because each foreign security transaction involves a foreign currency transaction, if investments in foreign securities are a principal investment strategy of a Fund, then foreign currency transactions will be part of executing this principal strategy of the Fund. Currency conversion may involve dealer spreads and other costs, although commissions usually are not charged. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such

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capital controls can also have a significant effect on the value of a Fund’s holdings or cash held in the foreign jurisdiction. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Equity Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Equity Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Equity Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor with respect to the Equity Funds expects to enter into settlement hedges in the normal course of managing the respective Fund’s foreign investments. The Equity Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

The Equity Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Funds owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Advisor’s skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency’s value rose at a time when the Advisor had hedged the Equity Funds by selling that currency in exchange for U.S. dollars, the Funds would be unable to participate in the currency’s appreciation. If the Advisor hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Funds will realize a loss. There is no assurance that the Advisor’s use of forward currency contracts will be advantageous to the Equity Funds or that it will hedge at an appropriate time. The policies related to foreign currency transactions described in this section are non-fundamental policies of the Equity Funds.

Foreign Securities. Investing in foreign securities (whether issued by foreign companies directly or through sponsored or un-sponsored American Depositary Receipts, Global Depositary Receipts or European Depositary Receipts) is a principal strategy of each Equity Fund (subject to the following for the Long/Short Alpha Fund) and investing in foreign securities may therefore be considered a principal risk of such Equity Funds. The Long/Short Alpha Fund may invest directly in securities issued by foreign companies listed on foreign exchanges, but it is not principal strategy of the Fund to do so. It is a principal investment strategy of the Long/Short Alpha Fund to invest in foreign companies indirectly through sponsored or un-sponsored American Depositary Receipts, Global Depositary Receipts or European Depositary Receipts. Investments in depositary receipts may be subject to many of the same risks associated with direct investments in the securities of foreign companies. The U.S. Treasury Fund does not invest in foreign securities.

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The Core Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, and U.S. Select Fund may invest up to 20% of their respective total assets at the time of purchase in equity securities of foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). The Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund may invest up to 30% of their respective total assets at the time of purchase in securities issued by foreign companies (companies that are incorporated in any country outside the United States and whose securities principally trade outside the United States). Under normal market conditions, the Global Opportunities Fund’s, the Global Select Fund’s and the Global Value Fund’s assets (at least 40% or if the market conditions are not favorable, 30%) are expected to be invested outside the United States. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Greater China Fund, International Growth Fund, International Opportunities Fund and International Select Fund also may invest in securities issued by foreign companies without limitation.

Securities issued by foreign companies incorporated outside of the United States, but whose securities, are publicly traded in the United States, directly or through sponsored and unsponsored American Depositary Receipts, Global Depositary Receipts or European Depositary Receipts are not defined as “Foreign Companies” and are not, therefore, subject to limitations on investments in foreign securities, if applicable. Such securities, however, are still subject to many of the foreign securities risks, including but not limited to, political, economic, and regulatory risks. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Additional Risks of Foreign Securities.

Foreign Securities Markets. Trading volume on foreign country and, in particular, emerging and frontier market stock exchanges is substantially less than that on the New York Stock Exchange (“NYSE”). Further, securities of some foreign and, in particular, emerging and frontier market companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Funds endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers, custodians and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary two day settlement time for U.S. securities.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Currency Risk. The value of the assets of a Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversion between various currencies. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign

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companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Delisting Risk. Securities of certain foreign companies may be listed on a U.S. stock exchange. On December 2, 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers to be de-listed from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a Fund invests in securities of such companies listed in the U.S., delisting could impact the Fund’s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, a Fund would have to seek other markets in which to transact in such securities which would also increase the Fund’s costs.

Foreign Tax Risk. The Funds’ income from foreign issuers may be subject to non-U.S. withholding taxes. The Funds may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Funds, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Emerging and Frontier Markets. The Equity Funds may invest in securities issued by companies domiciled or economically tied to countries with emerging and frontier markets.

With respect to emerging markets, the Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, Greater China Fund, International Growth Fund and International Opportunities Fund may invest a significant portion of their assets in the securities of companies domiciled in emerging market countries and investing in emerging markets is therefore considered a principal risk of these Funds. The Core Growth Fund, International Select Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund may invest in securities of companies domiciled in emerging markets, but this is not considered a principal risk of these Funds as of the date of this SAI. The U.S. Treasury Fund does not invest in the securities of companies domiciled in emerging market countries.

With respect to frontier markets, the Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Global Value Fund, International Growth Fund and International Opportunities Fund may invest a significant portion of their assets in the securities of companies domiciled in frontier market countries and investing in frontier market countries is therefore considered a principal risk of these Funds. The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Greater China Fund, International Select Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund may each invest in the securities of companies domiciled in frontier market countries, but it is not considered a principal risk of these Funds as of the date of this SAI. The U.S. Treasury Fund does not invest in the securities of companies domiciled in frontier market countries.

Investing in securities of issuers domiciled in emerging or frontier markets entail greater risks than investing in securities of issuers domiciled in countries with more mature securities markets. These risks may include (i) less social, political and economic stability; (ii) small current size of markets for such securities and low or nonexistent trading volume, which result in lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) inaccurate, incomplete or misleading financial information of companies in which the Funds invest; (vi) the prices at which securities of companies may trade may not be consistent with traditional valuation measures; (vii) the expropriation or confiscation of assets or property which could result in the loss of a Fund’s entire investment in that market; (viii) limited government oversight over securities markets and brokerage businesses; and (ix) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

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Many emerging and frontier market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging and frontier market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Funds may invest lack the social, political and economic stability characteristics of the U.S. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging and frontier market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging and frontier market currencies also may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. The U.S. dollar value of a Fund’s investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values. Additionally, certain countries, including China, may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose temporary or long-term restrictions on a Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of a Fund’s holdings.

In the past, governments within developing countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the governments to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in foreign countries and have negatively affected not only their cost of borrowing, but also their ability to borrow in the future.

Stock exchanges in developing markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which certain Equity Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Equity Funds may invest.

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In addition, brokerage commission, custodial fees, withholding taxes, and other costs relating to investment in foreign markets may be higher than in the United States. The operating expense ratio of a Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Legal principles related to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries, shareholders rights’ may not be as extensive as those that exist under the laws of the United States and other more developed countries. A Fund may therefore have more difficulty asserting shareholder rights than it would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging and frontier market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect financial positions or results of operations in the way they would be reflected if applying U.S. generally accepted accounting principles. There is substantially less publicly available information about emerging market or frontier market companies.

Small emerging and frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries, and as a result, the risks of investing in emerging markets described above are magnified for small emerging market and frontier countries.

Share Blocking. In addition, investing in emerging and frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Funds from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult, with the particular requirements varying widely by country. In certain countries, the block cannot be removed at all.

Share blocking may present operational challenges for the Funds, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “buy in” situations, where, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or the transfer agent.

Current Market and Economic Conditions Risk. Current market and economic conditions risk may be considered a principal risk of the Funds. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United

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States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.

Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. Countermeasures or retaliatory actions by Russia may further impair the value and liquidity of Russian securities.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which a Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and any future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on Fund performance and the value and liquidity of an investment in a Fund, particularly with respect to Russian exposure.

In October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency, and companies. These events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities may have a negative effect on any Fund’s investments in issuers of Israeli securities or in Israeli markets and performance, and may extend beyond any direct or indirect exposure a Fund may have to Israeli issuers or those of adjoining geographic regions. These and any related events could have a significant negative impact on a Fund’s investments as well as a Fund’s performance.

The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China

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were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.

Aside from the foregoing turbulence, global and domestic regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies or the ineffectiveness of these policies could increase volatility in the securities markets, which may adversely impact a Fund’s investments and performance.

There is further a risk that the present value of assets or income from investments will be less in the future as rising prices (inflation) reduce their purchasing power. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy and a Fund’s investment may be affected which may reduce a Fund’s performance. While overshadowed by recent rapid inflation, there is also a risk that the prices of goods and services in the United States and many foreign economies may decline over time (deflation) which also may have a negative effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period. Emerging and frontier markets may be subject to greater risk of inflationary and deflationary forces than developed markets which may be able to use monetary policies to normalize markets.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Global Pandemic Risk. The value of a Fund’s investments may be impacted by global health crises or other events. Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy as well as the economies of individual countries, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. The impact of such infectious diseases in developing or emerging market countries may be greater due to less established healthcare systems. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest and negatively impact the Funds’ investment return. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, to supply chains and to customer activity; and have resulted in event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health care service preparation and delivery; and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant market volatility and disruption which may continue over extended periods. In addition, the operations of the Funds, the Advisor and the Funds’ other service providers may be significantly impacted or even temporarily or permanently halted as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

The Covid-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the Covid-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Less developed countries and their health systems may be more vulnerable to these impacts.

Asia Region Risk. The Emerging Markets Select, Emerging Markets Small Cap, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, and International Select Funds may invest a significant portion of their assets in the securities of companies tied economically to the several markets in the Asia region, including,

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among others, Bangladesh, China, Hong Kong, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam and investing in the Asia region is therefore considered a principal risk of these Funds as of the date of this SAI. Similarly, the Frontier Emerging Small Countries Fund may invest a significant portion of its assets in the securities of companies tied economically to frontier and emerging market countries in the Asia region including, among others, Bangladesh, Indonesia, Malaysia, Philippines, Singapore, Taiwan, Thailand and Vietnam. The Emerging India Fund invests primarily in securities of companies tied economically to India. The Emerging India Fund considers that companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The Greater China Fund invests primarily in securities of companies tied economically to the Greater China region as described below. The Core Growth, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and U.S. Select Funds may invest in companies tied economically to the countries in the Asia region but it is not considered a principal risk of such Funds as of the date of this SAI. The U.S. Treasury Fund does not invest in the Asia region.

The value of a Fund’s assets invested in countries in the Asia region may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, international relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long running conflict over Taiwan, border disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The governments in many countries have exercised and continue to exercise significant influence over many aspects of the economy and their actions may significantly impact their economies, sectors, industries and/or companies within the market which may impact the securities held by a Fund. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, the imposition of tariffs and other protectionist trade policies and other similar actions, as well as increased tensions with other nations.

In addition, the Asian region is comprised of countries in all stages of economic development, some of which may experience overextension of credit, currency devaluation and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets which some countries may not have the capacity to address. Many Asian region countries are dependent on foreign supplies of energy and competition to claim or develop regional supplies of energy or other natural resources could lead to economic, political or military instability or disruption and adversely impact the performance of a Fund. As some countries in the Asian region are less developed and may be considered emerging or frontier markets, the foreign risk to invest in such countries will be magnified and include the risks of emerging or frontier markets such as, the increased political and social instability; highly volatile, less mature and less liquid securities markets; less corporate government standards; limited government oversight and market regulation; differing financial reporting, accounting and auditing standards; capital controls; potential expropriation or nationalization of companies or industries; currency fluctuations; restrictions on foreign ownership; less legal recourse to enforce a Fund’s rights; less publicly available or inaccurate information regarding companies; high taxation; less developed or diverse economies and other political, economic or social developments.

The Asia region includes Japan, China, Hong Kong and Taiwan, the risks of which are further described below.

With respect to China, the Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. China’s economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. as well as its dependency on the economies of other Asian counties, many of which are developing countries. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in future be subject to uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. Certain securities issued by companies located or operating in China, such as China’s A-Shares, are subject to trading

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restrictions, quota limitations and less market liquidity. For additional discussion on the risks of investing in China, Taiwan and Hong Kong, see “China Region Risk”, “Taiwan Risks” and “Hong Kong Risks” below.

China Region Risk. The Greater China Fund invests primarily in companies of all market capitalizations that are tied economically to the Greater China region. The Greater China region includes: The People’s Republic of China (“PRC” or “China”), Hong Kong and Taiwan. As noted, the other Equity Funds may also invest in countries in the Asia region which includes China, Hong Kong and Taiwan and therefore may also be subject to the risks of investing in such countries. The U.S. Treasury Fund does not invest in the Greater China region. The Greater China Fund and other Equity Funds therefore are subject to additional risks associated with investing in China. Such risks include, among other things: (a) an authoritarian government; (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) greater social, economic and political uncertainty (including the risk of war and social unrest associated with demands for improved political, economic and social conditions); (d) dependency on exports and corresponding importance of international trade; (e) the impact of regional conflict on the economy and hostile relations with neighboring countries; (f) the increasing competition from Asia’s other low-cost emerging economies; (g) greater price volatility and significantly smaller market capitalization of securities markets; (h) substantially less liquidity, particularly for certain classes of Chinese securities, which often increases volatility and the difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values and sometimes results in an inability to buy and sell securities; (i) higher rates of inflation; (j) currency exchange rate fluctuations; (k) limits and controls on foreign investment; (l) limits on repatriation of invested capital and on the ability to exchange local currency for U.S. dollars; (m) the discontinuation or modifications of the various economic reform programs that the Chinese government has implemented; (n) the lack of or differences in the legal, accounting, auditing and financial reporting standards in China which may result in less material information available about issuers; (o) the foreign issuers, particularly those in China, may be smaller, less seasoned and newly-organized; (p) the regulatory practices and requirements governing the securities markets, business entities and commercial transactions differ from those applicable to U.S. issuers and may be less extensive and still developing; (q) the settlement period of securities transactions in the foreign markets may be longer; (r) difficulties in obtaining or enforcing favorable legal judgments in foreign courts; and (s) the uncertainty of the continuing support of the Chinese government of the Chinese and Hong Kong markets and economy as such support may change which may adversely impact such markets, economies, industries and companies.

The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. Although over the years the Chinese government has been reforming economic and market practices, providing for more private ownership of property, the Chinese government could, at any time, alter or discontinue such economic reform programs adversely effecting industries and companies in China. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure.

The accounting, auditing, financial and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the U.S. and certain Western European countries. A Fund’s investments in a foreign issuer may be impacted by accounting fraud, especially involving Chinese companies, whether incorporated inside or outside of the Greater China Region. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider trading, market manipulation, improper accounting and other corporate misconduct. As noted above, Congress has adopted legislation which could cause the securities of foreign issuers to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. China generally does not allow the Public Company Accounting Oversight Board to inspect the work that auditors performed in China for Chinese companies. That inspection organization conducts on-going reviews of audits by U.S. accounting firms. As a result, financial reporting by Chinese companies do not have the same degree of transparency and regulatory oversight as reporting by companies in the U.S. Because of Chinese governmental disagreements with the Public Company Accounting Oversight Board concerning the inspection of audits of U.S.-listed Chinese companies, it is possible those companies could be delisted from trading in the U.S. if those disagreements are not resolved. Delisting would likely adversely affect the liquidity and values of those shares.

After years of steady growth, China’s economy slowed prior to 2020, including in its Chinese real estate market. Although the trends began to reverse during China’s initial recovery from the pandemic, it is uncertain whether the trends will

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continue. China’s economy may experience a significant slowdown, an economic recession or periods of substantial inflation which may have a negative effect on its securities market. China’s economy, particularly its export-oriented industries, may be adversely impacted by the developments in the economies and governmental actions of their principal trading partners, including the United States, such as a reduction in spending on Chinese products and services, a downturn in the economies of China’s key trading partners, and the imposition of trading, restrictions, tariffs or other protectionist trade policies. China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles as its consumer class grows. Notwithstanding the reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own and control many companies.

The United States and China have been engaged in an ongoing trade war with one another, which has led to trade frictions between their economies and negative repercussions to global markets and other nations closely-affiliated with those countries. The current political climate has intensified concerns about the ongoing trade war between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and the possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact of a Fund’s performance. In addition, there is a risk that further capital controls and/or sanctions may be imposed, which could include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory action, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to Chinese securities and assets, including the ability to transfer the Fund’s assets and income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect a Fund’s operations, causing the Fund to decline in value. Events such as these are difficult to predict and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Furthermore, U.S. governmental orders and sanctions with respect to Chinese military-related companies not only restrict the companies eligible for investment but also may apply to existing holdings and thus force an Equity Fund to sell those holdings at an inopportune time for an unattractive price. In addition, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China and Chinese-related companies. New or existing sanctions may be complex and difficult to interpret and could adversely affect the liquidity and value of the Equity Funds’ holdings.

Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in the Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Further, China’s strained relationship with certain ethnic groups in China, including Tibetans and Uighurs, have been marked with protests and violence and may adversely affect the Chinese economy.

The Chinese government may also intervene in the Chinese financial markets, such as with the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks, restrictions on foreign ownership or the repatriation of asset by foreign investors under certain circumstances and similar actions. Such types of actions may affect market price and the liquidity of the applicable stocks, may have an unpredictable and adverse impact on market sentiment and may adversely affect the performance of the securities markets and therefore the performance of a Fund. Investing in China is subject to certain legal risks and uncertainties. The Chinese market and its participants, including investors, brokers and other participants are subject to less regulation and monitoring than in the United States and existing laws and regulations may be inconsistently applied and enforced. Issuers of securities in China are not subject to the same degree of regulation as those in the United States, including with respect to matters such as insider trading rules, tender offer regulation, proxy requirements and disclosure requirements. As a result, information about Chinese securities in which a Fund may invest may be less reliable or complete. Stock markets in China are continuing to develop and change which may lead to trading volatility, settlement difficulties, new laws or regulations adverse to foreign investors and uncertainty in the application and interpretation of applicable regulations. Chinese authorities may intervene in its securities market and halt or suspend trading of securities for short or longer periods of time. The China’s securities market has experienced considerable volatility and has been subject to relatively frequent and extensive trading halts and suspensions which contribute to the uncertainty in the markets and reduced liquidity of the securities subject to these halts and suspensions which may include those held by the respective Fund. As a result, there is the risk that a significant portion of the Chinese

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securities markets may become rapidly illiquid. The liquidity of Chinese securities unexpectedly may shrink or disappear suddenly as a result of government actions and adverse economic, market or political events or adverse investor perceptions whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. Illiquidity of a Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis and could adversely impact a Fund’s ability to achieve its investment objectives. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In this regard, the respective Fund is subject to the risk that it may not be recognized as the owner of securities held on its behalf by a sub-custodian and the risk that it would be unable to enforce its rights with respect to its holdings in Chinese investments.

Investment in China is subject to certain political risks. Following the establishment of the PRC by the Communist Party, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. These can be no assurance that the Chinese government would not take similar actions in the future.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as Special Administrative Region of PRC. The Chinese and Hong Kong economies are vulnerable to the long-standing disagreement with Hong Kong related to its integration. The continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China and actions by China to tighten its control over the political, economic, legal and social policies of Hong Kong may result in social unrest and adversely affect the Hong Kong markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to the U.S. dollar which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because a Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV.

The Renminbi (“RMB”), China’s official currency, is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in future be subject to uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism. The imposition of currency controls may negatively impact performance and liquidity of a Fund as capital may become trapped in the PRC. The respective Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as the application to the Fund of any restrictions on investments. At times, there may be insufficient offshore RMB for a Fund to remain fully invested in Chinese equities. Investing in entities in or that have a substantial portion of their operations in the PRC may require the Fund to adopt special procedures, seek government approvals or take other actions that may result in additional costs and delays for the respective Fund.

China A-Share Risk. China A-shares are the stock shares of mainland China-based companies that trade on Chinese stock exchanges, such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (the “China A-Shares”) and are quoted in renminbi. Foreign investment in China A-Shares on the SSE and SZSE has historically not been permitted, except through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems (collectively, the “QFII Programs”). The QFII and RQFII licenses allow non-Chinese institutional investors to invest in China securities, subject to certain quotas. Such quotas may be subject to change with little or no notice given. Non-Chinese investors, such as a Fund, may also make investments through brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect Program (“Shanghai Connect”), and through the Shenzhen-Hong Kong Stock Connect Program (“Shenzhen Connect”) (each a “Stock Connect” and collectively, the “Stock Connects”). The Shenzhen and Shanghai Stock Connect programs are securities trading and clearing programs developed by The Stock Exchange of Hong Kong Limited (i.e., SEHK), the Hong Kong Exchanges and Clearing Limited (“HKSCC”), the SSE (in case of the Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connect programs, a Fund’s trading of eligible China A-Shares listed on the SSE or SZSE, as applicable, generally would be effected through a Hong Kong broker and a securities trading service company established by SEHK. Trading through Stock Connect is currently subject to a

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daily quota, which limits the maximum net purchases under the Stock Connect each day and, as such, buy orders for China A-Shares would be rejected once the daily quota is exceeded (although a Fund is permitted to sell China A-Shares regardless of the daily quota). The daily quota may restrict a Fund’s ability to invest in China A-Shares through Stock Connect on a timely basis and could affect a Fund’s ability to effectively pursue its investment strategy. The investment quotas are also subject to change. In addition, a stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connect for various reasons, and in such event the stock can only be sold but is restricted from being bought. In such event, the ability to execute a Fund’s investment strategy may be adversely affected.

Investing in China A-Shares is subject to trading, clearance, settlement and other procedures, which could pose risks to a Fund, including illiquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk. China A-Shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. PRC regulations require, among other things, that if investor seeks to sell any China A-Shares on a particular trading day, the investor’s account must have sufficient China A-Shares before the market opens on that day, otherwise the sell order will be rejected by SSE or SZSE, as applicable. Further, shares must be designated as eligible to be traded under a Stock Connect, and if those shares lose such designation, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading and banking services are available in both markets on the corresponding settlement days. Accordingly, an investment in China A-Shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when a Chinese market is open but a Stock Connect is not trading. Day trading is not permitted on the China A-Shares market in which case an investor purchasing China A-Shares on day “T” may only be able to sell such shares on or after day T+1. Since all trades must be settled in RMB, the respective Fund must have access to sufficient offshore RMB to execute its transactions which cannot be guaranteed. Further, a Fund’s investments in China may be adversely affected with a devaluation of RMB. If the Fund holds shares denominated in a currency other than RMB, the respective Fund will be subject to currency exchange risk in converting such currency to RMB and incur related conversion costs. In addition, if an investor holds 5% or more of the total shares issued by a China A-Share issuer, whether or not such shares were acquired through the Stock Connect program, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-Share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Advisor and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

A Fund’s investments through a Stock Connect is subject to regulatory uncertainty given that the Shanghai-Hong Kong Connect program was launched in November 2014 and the Shenzhen-Hong Kong Stock Connect in December 2016 and therefore, the regulations are relatively new, subject to varying interpretation and may be modified in a manner adverse to the Fund. The applicable regulatory authorities may also adopt new regulations that have a negative impact on the Fund. Further, there are differences between the securities and regulatory regimes of Hong Kong and China, and such differences may lead to issues in the future, including a disruption of trading in the Stock Connect programs which may adversely affect a Fund. A Fund’s investments in China A-Shares through Stock Connect programs may be subject to fees, costs and taxes applicable to foreign investors that may be higher than those imposed on other owners of securities. There is no assurance that the Stock Connect Programs will continue in the future. Further, Class A-Shares through Stock Connect are held in a nominee structure through HKSCC on behalf of investors. The rights of a Fund as a beneficial owner of securities listed on the SSE (“SSE Securities”) or securities listed on the SZSE (the “SZSE Securities”) that are held through HKSCC as nominee are not well defined as there is not a clear definition or distinction between legal ownership and beneficial ownership under the PRC laws and there is limited legal precedent addressing nominee ownership structure in the PRC courts. In addition, although HKSCC does not claim proprietary interest in SSE Securities or SZSE Securities held in its omnibus stock account with CSDCC, CSDCC as share register will treat HKSCC as one of the shareholders in respect to corporate actions of the SSE Securities and SZSE Securities. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of the Central Clearing and Settlement System (“CCASS”). If HKSCC were to become subject to winding up procedures in Hong Kong, there is the risk that a Fund will not be regarded as the beneficial owner of the applicable SSE Securities or SZSE Securities and that such securities would be considered part of the general assets of HKSCC available for general distribution to its creditors. A Fund’s

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investments in China A-Shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investor in respect of SSE Securities or SZSE Securities. Accordingly, a Fund may have difficulty in enforcing its rights in China.

Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change and extended market closures for holidays or otherwise. The China A-Share market has a greater propensity for trading suspension than other global equity markets. The SEHK, SZSE, and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently which could adversely affect the relevant Funds’ ability to access the mainland China market. During a market closure, the Fund’s ability to trade in China A-Shares will be impacted which may affect the Fund’s performance. Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Greater China Fund. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Accordingly, an investment in China A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Further, SSE and SZSE currently apply a daily price limit, generally set at 10% of the amount of fluctuation permitted in the prices of China A-Shares during a single trading day. The daily price limit applies to price movements and does not restrict trading within the price limit. There can be no assurance that a liquid market on an exchange will exist for any particular China A-Shares or for any particular time. In addition, market participants must meet certain information technology capability, risk management and other requirements specified by the relevant exchange and/or clearing house. As the connectivity in Stock Connects between Hong Kong and mainland China requires, among other things, certain technology systems on the part of SEHK and exchange participants, there is no assurance that such systems will function properly or be adapted to new developments in the markets. There is the risk that trading in China A-Shares through Stock Connect would be disrupted if the relevant systems fail to operate properly.

A Fund may also invest in China A-Shares through the Qualified Foreign Institutional Investor (“QFI”) or Renminbi Qualified Foreign Institutional Investor systems (together, the “QFII Programs”). The Funds’ themselves are not QFIs but may invest directly in QFI eligible securities through an entity granted QFI status. The Funds’ Advisor has been granted QFI status, through which a Fund can invest in QFI eligible securities.

As a QFI, the Funds’ Advisor is required to comply with rules and restrictions applicable to QFIs under Chinese laws, rules, and regulations, which are subject to change. Current requirements include, among others, rules on remittance of principal, investment restrictions, lock-ups periods, and repatriation of principal and profits. Additionally, repatriation of proceeds from the sale of China A-Shares purchased through a QFI may be delayed. The QFI status of the Advisor could be revoked at any time, but in particular because of material violations of rules or regulations by the Advisor. If the Advisor loses its QFI status, the Funds may be unable to invest directly in QFI eligible securities and may be required to dispose of QFI eligible securities, which would likely have a material adverse effect on the impacted Fund. In extreme circumstances, a Fund may incur significant loss of the Advisor’s QFI status is revoked/terminated because it may prevent the Fund from trading in securities important to the execution of the Fund’s investment strategy, repatriating a Fund’s money.

A Fund may invest in securities listed on the ChiNext market of the SZSE via Shenzhen-Hong Kong Stock Connect. Listed companies on the ChiNext market are small. These are subject to higher fluctuation in stock prices, erratic volume, and less liquidity than companies listed on the main board of the SZSE. Securities listed on ChiNext may be overvalued, which may not be sustainable. The stock prices of these securities may be more susceptible to manipulation than those on the main board due to fewer circulating shares. It also may be more common and faster for companies listed on ChiNext to delist. This may have an adverse impact on the Fund if the companies that it invested in are delisted. Also, the rules and regulations regarding the quality of companies listed on ChiNext are less stringent in terms of profitability and share capital than those on the main board. Investments in securities listed on the ChiNext market may result in significant losses for the Fund and their investors.

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A Fund may invest in the stocks listed on the Science and Technology Innovation Board on the SSE (STAR Market) by either participating in the initial public offering of companies to be listed on the STAR Market or purchasing stocks that have been listed on the STAR Market. Investing in the STAR Market may expose a Fund to the general risks of investing in Chinese securities, and additional risks, including liquidity risk, de-listing risk, market risk, correlation risk, pricing risk, and government policy risk.

Variable Interest Entity Risk. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Funds) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created “Variable Interest Entities” (“VIEs”) to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange, such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through formal equity ownership structure. The Equity Funds may invest in VIEs, but it is not considered a principal risk of the Equity Funds other than the Greater China Fund.

VIEs are a common industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action affecting VIEs, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S. listed VIEs and ADRs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. De-listing would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to transact in such securities and may increase the cost of the Fund if required to seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

In addition to the China A-Shares and VIEs described above, a Fund may also invest in other classes of shares, including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. H-Shares are issued by companies incorporated in the PRC and derive substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares and may trade at significant discounts or premiums to their China A-Share counterparts. These shares classes are subject to the political and economic policies of China.

Small and Medium Enterprise and ChiNext Market Risk. Via Shenzhen-Hong Kong Stock Connect, the Fund may access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or

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ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the Funds if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for the Funds and their investors.

STAR Market Risk. The Fund may invest in the stocks listed on the Science and Technology Innovation Board on the Shanghai Stock Exchange (“STAR Market”), by either participating in IPOs of companies listed on the STAR Market, or purchasing stocks that have been listed on the STAR Market. The Fund may be exposed to the risk factors described below.

Liquidity Risk. The STAR Market has strict investor eligibility requirements, and institutional and individual investors must meet such conditions to be allowed to invest in listed stocks on the STAR Market. As a result, the STAR Market may have limited liquidity relative to other stock markets.

De-listing Risk. The STAR Market’s registration-based IPO system is likely to lead to more regular de-listing, while temporary listing suspension, listing resumption and re-listing systems have not been set under the STAR Market. As a result, companies listed on the STAR Market may have greater exposure to de-listing risk.

Market Risk. Most companies listed on the STAR Market specialize in information technology, new materials, new energy, and biomedicine. These types of companies tend to be startups with uncertain earnings, cash flow and valuation prospects. Therefore, the stocks listed on the STAR Market may have greater exposure to market risks, which may lead to greater price fluctuations.

Correlation Risk. Many of the companies listed on the STAR Market are expected to be innovative technology enterprises that have gained a relatively high level of market recognition. Such companies tend to have similar operating and profit models. Therefore, there could be a relatively high degree of correlation among many stocks listed on the STAR Market. A market downturn may lead to significant systematic correlation risk, which is a risk that the price fluctuation of a security may occur in conjunction with price fluctuations of all correlated securities.

Pricing Risk. Institutional investors are expected to play a dominant role in quotation, pricing and placement activities of the STAR Market. Furthermore, given the typical characteristics of companies listed on the STAR Market, such as a high degree of technological innovation combined with uncertain performance prospects, only a limited number of comparable companies will be available in the marketplace. These conditions may lead to pricing difficulties, and after listing, the listed stocks on the STAR Market may face the risk of immediate and significant price fluctuations.

Government Policy Risk. The Chinese government may change its policies with respect to its support of the Chinese technological industry. If such policy change were to take place, it might have a major impact on companies listed on the STAR Market. In addition, changes in the global economic situation may also have policy-level implications for the Chinese government, which would impact the prices of stocks listed on the STAR Market.

China Tax Risk. A Fund’s investments in China held though Stock Connect, a QFII Program or otherwise are subject to the tax laws, regulations and practice in the PRC which are subject to change. Although China has implemented various tax reforms in recent years, China may amend or revise its existing tax laws and/or procedures in the future possibly with a retroactive effect. The interpretations, applications and enforcement of such laws may be inconsistent and vary over time and among regions. Changes in applicable Chinese tax law could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include, among other things, income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund, which would adversely impact the Fund’s net asset value. In addition, the accounting, auditing and financial

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reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.

Japan Risks. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan as well as any trade tariffs or other protectionist measures. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationships with neighboring countries). Japan relies on oil and other commodity imports, and higher commodity prices could have a negative impact on the Japanese economy. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis which could negatively affect a Fund.

Taiwan Risks. China and Taiwan have a complex territorial dispute regarding the sovereignty of Taiwan. The continuing hostility between China and Taiwan and any potential military conflict or future political or economic disturbances may adversely impact a Fund’s investments in such countries or make investments in such countries impracticable or impossible. Any escalation in these hostilities may, among other things, distort Taiwan’s capital account, adversely impact other countries in the region and adversely impact the respective Fund’s investments in the region, including China and Taiwan. Taiwan’s market and economy also faces increasing competition from other low-cost emerging economies and certain protectionist threats. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy, currency fluctuation and conditions that weaken demand for Taiwan’s export products worldwide. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces and continued labor outsourcing may adversely affect the Taiwanese economy. A disruption in Taiwan’s exports could also result in broader negative economic impacts with respect to those industries and countries that rely upon them. Negative impacts of the Taiwanese economy as a whole or its industries may impact an Equity Fund’s performance to the extent the fund invests in such securities.

Hong Kong Risks. The Chinese and Hong Kong economies are vulnerable to the long-standing disagreement with Hong Kong related to its integration. As reflected by the protests in Hong Kong in recent years over political, economic and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, such actions may have a negative impact on investor and business confidence in Hong Kong, markets and business performance and in turn on the respective Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to the U.S. dollar which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because a Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Investments in India and the India Region. It is a principal strategy of the Emerging India Fund to invest in securities of companies tied economically to India (the “India region”). The Emerging India Fund considers that companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The Emerging India Fund may invest a significant portion of its assets in companies in the India region, and investing in the India region is therefore considered a principal risk of this Fund. The Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, International Growth, and International Opportunities Funds may invest a significant portion of their assets in companies in the India region from time to time, and investing in the India region is therefore considered a principal risk of these Funds as of the date of this SAI. The Core Growth, Global Value, Greater China, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth, and the U.S. Select Funds may invest in companies in the India region, but it is not considered a principal

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risk of these Funds as of the date of this SAI. The U.S. Treasury Fund does not invest in foreign securities. In addition to the risks incurred in investing in foreign and emerging markets, risks associated with investing in India include the following. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Portfolio Investors” (“FPIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the OTC market of India) subject to the conditions specified in Indian guidelines and regulations (the “Guidelines”). FPIs are required to apply for registration through a designated depository participant, which facilitates the registration with the Securities and Exchange Board of India (“SEBI”). The Guidelines require SEBI to review the professional experience and reputation of the FPI and custodian arrangements for Indian securities. Although the Trust is a registered FPI, it must still seek renewal of this status periodically and any corporate changes to the Trust or any Fund must be reviewed and accepted by SEBI. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FPI status and a Fund’s ability to buy or sell Indian securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. FPIs are subject to certain investment restrictions, including limiting the aggregate ownership of any one company by an FPI and its investors to less than 10% of the company’s total paid-up equity capital. In addition, the shareholdings of all registered FPIs may not exceed 24% of the issued share capital of most companies. It is expected that this limit will automatically change from 24% to the relevant applicable limit established for certain sectors, such as telecommunications or banking have restrictions that limit foreign investment above a specified percentage (or requires regulatory approval to exceed that percentage). It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval.

The government in India has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Further, any actions or other factors that may impede the flow of foreign capital to India may also inhibit its growth.

Large portions of many Indian companies remain in the hands of their founders (including members of their families) and the corporate governance of such family-owned companies may be weaker and less transparent.

In addition, a high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

The ability of a Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see the section entitled “Matters Related to India” in this SAI. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a Fund to repatriate its income and capital or to pursue its investment objective. Such conditions or modifications may prompt the Board of Trustees to suspend redemptions of a Fund’s shares to the extent permissible under the 1940 Act, which is seven days, except in certain limited circumstances. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could

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impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

The India securities market is substantially smaller than major securities markets in the U.S. and India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a Fund may be unable to sell securities until the registration process is completed and may experience delays in receiving dividends and other entitlements. In addition, India has takeover regulations containing provisions that may discourage or prevent a third-party from taking control of an Indian company, including if it was beneficial to the Fund or for a price that is at a premium to the market price.

Europe and United Kingdom Risk. As part of their principal strategy permitting investments in foreign securities, the Global Opportunities Fund, Global Select Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, International Select Fund and Micro Cap Value Fund may invest a significant portion of their assets in securities issued by companies in developed markets, including European countries and the United Kingdom (“U.K.”), and therefore exposure to the social, political, regulatory, economic and other events or conditions affecting Europe and the U.K. may be considered a principal risk for such Funds as of the date of this SAI. The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Greater China Fund, Long/Short Alpha Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund may also invest in securities issued by foreign companies in Europe and the U.K.; however, it is not considered a principal risk for such Funds as of the date of this SAI. The U.S. Treasury Fund does not invest in European or U.K. companies. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries including outside the EU. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements as well as governmental or other response to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments in EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social development may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. In this regard, Russian launched its invasion of Ukraine in February 2022 and the extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could have a significant and severe adverse effect on the region, the economies and markets for certain securities and commodities and sectors. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

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In addition, one or more countries may abandon the Euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the U.K. and EU entered a trade agreement which principally related to goods rather than services, including financial services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the U.K., EU and elsewhere cannot be fully known. Brexit may cause greater market volatility and illiquidity, currency fluctuations, interest rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the U.K. and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit could have a significant impact on the business and financial results of companies that rely on the U.K. and European countries and certain sectors within such countries for their business activities and revenues. The United States and other European countries are substantial trading partners of the U.K. As a result, the economy of the U.K. may be impacted by changes to the economic health of the European countries and the United States. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. The political, economic, trade and legal ramifications are not yet fully known and uncertainty about the U.K. relationship with the remaining members of the EU may continue to be a source of instability. Any of these effects of Brexit could adversely affect the European and U.K. companies in which a Fund may invest. Additionally, increasing commodity prices and rising inflation levels prompted the United Kingdom government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods.

Depositary Receipts Risk. The Equity Funds may invest in securities of foreign issuers in the form of depositary receipts. The Long/Short Alpha Fund and Greater China Fund may invest in equity securities through depositary receipts as part of its respective principal strategy and accordingly, investing in depositary receipts is a principal risk of such Funds. A depositary receipt is issued by a bank or trust company to evidence its ownership of securities of a non-local corporation. The Equity Funds may invest in both sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are alternatives to purchasing the underlying securities directly in their national markets and currencies. EDRs are receipts in bearer form traded in the European securities markets that evidence a similar ownership arrangement, and GDRs are receipts issued throughout the world that also evidence a similar ownership arrangement. Investments in depositary receipts may be subject to many of the same risks associated with direct investments in the securities of foreign companies, such as currency, political, liquidity, regulatory, economic and market risks because their values depend on the performance of non-dollar denominated underlying foreign securities. The depositary receipts may also involve higher expenses and may trade at a discount (or premium) to the underlying security and their values may change materially at times when the U.S. markets are not open for trading. In addition, the currency of a depositary receipt may be different than the currency of the underlying securities into which they may be converted. Movements in the exchange rate between the local currency of the foreign security and the currency in which the depositary receipt is denominated may adversely affect the value of the depositary receipt even if the price of the foreign security does not change on its market. Even if the depositary receipt is denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. The Equity Funds also may invest in sponsored or unsponsored depositary receipts. A sponsored depositary receipt is issued by a depositary that has a relationship with the issuer of the underlying security. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, the holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information or as current of information as would a holder of a sponsored depositary receipt since the issuer is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to the holders of unsponsored depositary receipts. Unsponsored receipts may also involve higher expenses, be less liquid and have more volatile prices.

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Illiquid Securities. Each Fund may invest up to 15% of its net assets in “illiquid securities” which are generally defined under SEC rules as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include a wide variety of instruments including, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws). However, each Fund will not acquire illiquid securities if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 15% limitation. The Advisor, as administrator to the Funds’ liquidity risk management program, shall monitor a Fund’s portfolio to determine if the aggregate percentage of a Fund’s assets considered illiquid exceeds the 15% net asset limit. If the Advisor determines that a Fund holds more than 15% of its net assets in illiquid investments that are assets, the Advisor will report such event to the Board with an explanation of the extent and causes of the occurrence and how the Fund plans to bring its illiquid investments that are assets to or below the 15% threshold within a reasonable period of time. If the amount of the Fund’s illiquid investments that are assets is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30-day period thereafter), the Fund’s Board, including a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act (“Independent Trustees”), will assess whether the plan to reduce the illiquid securities continues to be in the best interests of the Fund. Illiquid securities will be priced at fair value as determined by the Pricing Committee of the Advisor with oversight by the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Funds may have difficulty selling such securities over an indefinite period of time. The Funds may not be able to sell the illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Depreciation in the prices of the illiquid securities may cause the net asset value of a Fund to decline.

Initial Public Offerings (IPOs) Risk. The Equity Funds may invest in IPOs from time to time. Investing in IPOs is a principal strategy and principal risk for the Emerging India Fund, Emerging Markets Select Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund and Ultra Growth Fund. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1⁄3% of the value of a Fund’s total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive interest and dividends from the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. It is not a principal strategy of any Fund to lend its portfolio securities.

A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would

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have a material effect on a Fund’s investment in the securities which are the subject of the loan. The Funds will pay reasonable finders, administrative and custodial fees in connection with loans of securities or may share the interest earned on collateral with the borrower.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

Market Risk. For the Funds, market risk is the risk that a particular security, or shares of a Fund in general, may fall in value and is a principal risk for all Funds. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Funds could decline in value or underperform other investments due to market movements over the short-term or longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Funds and their investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Funds’ portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Funds’ shares and result in increased market volatility.

In addition, since the Long/Short Alpha Fund has both a “long” and “short” portfolio, an investment in the Fund will involve market risks associated with different investment decisions than those made for a typical “long only” stock fund. The Long/Short Alpha Fund’s results will suffer both when there is a general stock market advance and the Fund holds significant “short” equity positions or when there is a general stock market decline and the Fund holds significant “long” equity positions. The market value of the Long/Short Alpha Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the long positions of the Long/Short Alpha Fund and its investments and therefore the Long/Short Alpha Fund. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Long/Short Alpha Fund’s long positions and result in increased market volatility. Conversely, the value of the Long/Short Alpha Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in the prices of securities of a particular company, industry, or sector of the market.

Money Market Instruments. Each Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions, when the Advisor or Sub-Advisor takes temporary defensive positions, including when the Advisor or Sub-Advisor is unable to locate attractive investment opportunities, or when the Advisor or Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing. Money market instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. A Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate NRSRO (e.g., S&P’s and Moody’s) in one of the two highest rating categories for short-term debt obligations. The Funds may also invest in commercial paper that is not rated but that is determined by the Advisor or Sub-Advisor to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity

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date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the FDIC.

Mortgage-Related Securities. The Funds may, consistent with their investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities. It is not a principal strategy of any Fund to invest in mortgage-related securities.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The Funds may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor or Sub-Advisor, as applicable, deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by

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FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Municipal Obligations. The Funds may invest in taxable municipal securities or in municipal securities whose interest, in the opinion of the securities’ counsel, is exempt from federal income tax and/or from the federal alternative minimum tax, but it is not a principal strategy of any Fund to invest in municipal obligations. The Advisor, the Sub-Advisor or a Fund does not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. If certain types of investments a Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could be taxable. To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

Non-Investment Grade Securities. The Funds (except the Emerging India Fund and the Global Value Fund) may invest up to 10% of their total assets in non-investment grade securities. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by a Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and a Fund’s NAV. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of a Fund’s assets. Unexpected net redemptions may force a Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by a Fund. This may adversely affect the ability of the Pricing Committee of the Advisor or the Funds’ Board of Trustees to accurately value a Fund’s non-investment grade securities and a Fund’s assets and may also adversely affect a Fund’s ability to dispose of the

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securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Advisor or Sub-Advisor continuously monitors the issuers of non-investment grade debt securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Advisor’s or Sub-Advisor’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets a Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent a Fund purchases or holds convertible or other non-investment grade securities, a Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of a Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if a Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of a Fund should be expected to have greater volatility in periods of changing market interest rates.

Participatory Notes. The Equity Funds may invest in “Participatory Notes,” which are contracts or similar instruments evidencing the indirect ownership of an underlying basket of securities held by banks or other parties, and are used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted, however, it is not a principal strategy of any Fund to invest in participatory notes. In countries where direct ownership by a foreign investor is not allowed by local law (e.g., Saudi Arabia), an investor may gain exposure to the market through Participatory Notes, which derives their value from a basket of underlying equity securities. Such instruments are intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have had the invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to otherwise providing access to otherwise closed markets, Participatory Notes can also act as a less expensive alternative to direct investment in markets where foreign ownership is permitted by reducing registration and transaction costs. It should not be assumed that Participatory Notes will lessen the liquidity risks of a Fund.

Participatory Notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument created, the Fund may tender the instrument for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The instruments represent unsecured, unsubordinated contractual rights of

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the issuer. They do not typically confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of Participatory Notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the instrument (i.e., the issuing bank or broker-dealer) is unable or refuses to perform under the terms of the instrument, also known as counter-party risk. While the holder of such instrument is entitled to receive from the issuer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of the instrument will equal the value of the underlying value of the equity securities to which they are linked.

Preferred Stock. The Equity Funds may invest in preferred stock. The Long/Short Alpha Fund invests in preferred stock as a principal strategy, and therefore investing in preferred stock is a principal risk of the Fund. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A. Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred securities than in a more senior debt security with similar stated yield characteristics.

As with call provisions, a redemption by the issuer may negatively impact the return of a security held by a Fund. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions without any adverse consequences to the issuer. Non-cumulative preferred securities can skip distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions payments for up to 10 years. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood of issuers deferring or skipping distributions.

The dividend or interest rates on preferred securities may be floating, or convert from fixed to floating at a specified future time. The market value of floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed rate securities that will convert to a floating rate at a future time. A secondary risk associated with declining interest rates is the risk that income earned by a Fund on floating rate securities may decline due to lower coupon payments on the floating-rate securities.

Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock. Less liquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the values at which the Fund is carrying the securities on its books.

The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

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A Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for a Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

Private Investments in Public Equity. Each Equity Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES may be restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions may cause the PIPES to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Securities. The Equity Funds may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Equity Funds will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Investing in repurchase agreements is a principal strategy of the U.S. Treasury Fund. All Funds may agree to purchase securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Funds’ custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be

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considered loans to the seller, collateralized by the underlying securities. The risk to a Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds’ custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Funds may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions, and/or when the Advisor or Sub-Advisor takes temporary defensive positions, and/or when the Advisor or Sub-Advisor is unable to locate attractive investment opportunities, and/or when the Advisor or Sub-Advisor considers market, economic or political conditions to be unfavorable for profitable investing.

Restricted Securities. The Funds may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

The securities in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. The resales of these securities may also have to be made in an exempt transaction. The Global Value Fund will limit its investment in Section 4(2) securities to not more than 10% of its respective net assets.

The Funds may also purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933. This rule permits certain qualified institutional buyers, such as the Fund, to trade privately placed securities even though such securities are not registered under the Securities Act of 1933. The Board has delegated to the Advisor the responsibility to determine the liquidity of Rule 144A restricted securities. If these securities are determined to be liquid, such securities would be excluded from the 15% illiquid securities limit.

Reverse Repurchase Agreements. The Funds may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, each Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. Reverse repurchase agreements are also considered derivatives under Rule 18f-4, subject to the risks and requirements disclosed above. The Derivatives Rule provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. See “Derivatives” for a further discussion of the Derivatives Rule.

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Securities of Other Investment Companies. The Equity Funds may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act or rules thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Advisor believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities. Shareholders would also be exposed not only to the risks associated with the respective Fund, but also the portfolio investments and investment strategies of the underlying investment companies.

Except as described in the following paragraph, the Funds currently intend to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Advisor or a Sub-Advisor or otherwise affiliated with the Advisor or a Sub-Advisor, in excess of the limits discussed above.

The SEC recently adopted Rule 12d1-4 under the 1940 Act, which permits registered investment companies to invest in the securities of other investment companies beyond the limits described above under certain conditions. Upon the adoption of Rule 12d1-4, the SEC rescinded applicable exemptive orders and withdrew applicable no-action letters upon which investment companies relied to invest in the securities of other investment companies. Accordingly, subject to certain conditions on both an acquired fund and acquiring fund, Rule 12d1-4 provides an exemption to permit the acquiring fund to invest in the securities of other registered investment companies in excess of the above limits of Section 12(d)(1) of the 1940 Act. The Funds will only invest in the securities of other investment companies in compliance with applicable law and the rules thereunder.

Short Sales. All Equity Funds may make short sales of securities, but it is not a principal strategy of any Fund (except the Long/Short Alpha Fund) to make short sales of securities. The U.S. Treasury Fund does not engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A Fund must borrow the security to deliver to the buyer upon the short sale. A Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects a Fund in a declining market. As noted above, the Derivatives Rule permits investment companies to enter into derivatives transactions which is defined to include short sales subject to various conditions. All Equity Funds may engage in short sales of securities subject to applicable law, including the new Derivatives Rule. See the Section entitled “Derivatives” for additional information regarding the Derivatives Rule.

Short sales are subject to the risk that a Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” a Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

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The Advisor may consider short selling when the Advisor finds companies it believes are intrinsically overvalued. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Equity Funds (other than the Long/Short Alpha Fund) will not engage in short sales of securities when these transactions would cause the market value of all of its securities sold short to exceed 15% of its net assets subject to the following. The value of the securities of any one issuer that may be shorted by a Fund is limited to the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of any class of the issuer (other than the Long/Short Alpha Fund). All short sales must be fully collateralized. The Funds maintain the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. Government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Funds will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. Short sales against the box are not subject to the 15% limitation. A capital gain or loss is recognized immediately upon the sale of a short against the box. A Fund may only engage in short sale transactions in securities listed on one or more U.S. or foreign securities exchanges or on EASDAQ or Nasdaq (other than the Long/Short Alpha Fund).

Short Sales for Long/Short Alpha Fund. Making short sales of securities is a principal strategy of the Long/Short Alpha Fund. Short sales are transactions in which the Long/Short Alpha Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Long/Short Alpha Fund must borrow the security to deliver to the buyer upon the short sale. The Long/Short Alpha Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Long/Short Alpha Fund in a declining market.

Short sales are subject to the risk that the Long/Short Alpha Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Long/Short Alpha Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” the Long/Short Alpha Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short. To the extent the Long/Short Alpha Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase such Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns and magnify significantly gains or losses for the Long/Short Alpha Fund. There can be no assurance that the Long/Short Alpha Fund’s use of short sales and any leverage will be successful.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Long/Short Alpha Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Advisor may consider short selling when the Advisor finds companies it believes are intrinsically overvalued. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

The Long/Short Alpha Fund may engage in short sales, as permitted by applicable law including the 1940 Act. As noted above, the SEC recently adopted the Derivatives Rule under the 1940 Act which, among other things, imposes limits on the amount of derivatives, including short sales, a fund can enter into and will replace the asset segregation framework previously applied to comply with Section 18 of the 1940 Act. The Long/Short Alpha Fund’s short sale transactions will seek to comply with the conditions of the new Derivatives Rule as applicable. The requirements under the new Derivatives Rule or any SEC guidance on the new rule may limit the ability of the Advisor to effectively execute the Fund‘s investment strategy. All short sales must be fully collateralized. The Long/Short Alpha Fund maintains the collateral in a segregated account with its custodian. The collateral may include cash, U.S. Government securities or any other securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short. To facilitate the Long/Short Alpha Fund’s

41

short sale strategy, the Fund borrows the securities through the enhanced custody program offered by the Fund’s custodian, State Street Bank and Trust Company (“State Street”), and sells short those borrowed securities. The Fund may utilize various ways to collateralize its obligation to return the borrowed securities, including by pledging securities or cash held in the Fund’s segregated custodial account. As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities. The Long/Short Alpha Fund pays the custodian a securities borrowing fee and financing charge. The Fund also is required to pay to the lender certain borrowing fees and amounts equal to any dividends paid during the period of the loan. Participation in the enhanced custody program may entail the following risks: (a) counterparty risk - by borrowing securities from the custodian and providing collateral to the custodian to collateralize the securities loan, the Fund will be subject to the credit risk of the custodian to the extent that the value of the collateral provided to the custodian exceeds the value of the borrowed securities provided to the Fund. This risk may be heightened during periods of market stress and volatility; (b) changes in borrowing fees - the custodian is not required to notify the Fund and other borrowing clients of any change to the loan rates or of any amendment to a borrowing fee until after they are effective. Accordingly, the Fund may incur greater costs than originally anticipated when borrowing securities and will not be able to terminate the relevant securities loan until after these higher fees have been incurred for some period of time; (c) market risk – the custodian does not maintain an inventory of securities in order to meet the demand of its borrowing clients in the enhanced custody program. Instead, the custodian, acting as principal, borrows securities from third parties, including third party institutional clients participating in the custodian’s agency securities lending program, to lend securities to its borrowing clients. Accordingly, there may be circumstances under which the securities that the custodian believed would be available from these third-party sources to meet its sourcing requirements to a borrowing client are no longer available, whether due to market conditions or other reasons. In these and similar circumstances, the borrowing client would have to borrow the securities from a third party or, if the securities are not available to be borrowed from a third party, adjust its investment or other strategy to mitigate or avoid the need to borrow the relevant security; (d) lack of best execution- the custodian is not obligated to provide the Fund and other borrowing clients with “best execution” with respect to securities loans under the enhanced custody program. It is the responsibility of each borrowing client to assess the fee schedule and the loan rates quoted to it by the custodian in relation to each securities loan, as well as the other terms of the securities loan. The custodian acts as a principal counterparty to, and not as agent for, the borrowing client, with the intent of making a profit from a securities loan and any related activity, such as financing and (e) the custodian’s enhanced custody program involves the risk of processing mistakes and other administrative errors, including problems with trade settlements and errors in calculating the daily mark-to-market value of the borrowed securities and any collateral that borrowing clients deliver to the custodian.

In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, the Long/Short Alpha Fund might not be able to fully implement its short-selling strategy.

Special Purpose Acquisition Companies. Each Equity Fund may invest in equity securities of special purpose acquisition companies (“SPACs”) which are also known as “blank check companies.” A SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years) or the SPAC will liquidate. A Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPEs offering. See “Private Investments in Public Companies” above. Unless and until an acquisition is made, a SPAC generally will invest in U.S. government securities, money market securities or cash. Other than seeking an acquisition, a SPAC does not have an operating history or ongoing business and therefore, the value of the SPAC’s securities is particularly dependent on its ability to identify and complete a profitable acquisition. A SPAC may not be able to identify and complete an acquisition and the any completed acquisition may not be profitable. A SPAC may complete a business acquisition even if the public shareholders do not support the acquisition as certain stockholders, such as those affiliated with the management of the SPAC, may have sufficient voting power to approve the acquisition without the affirmative vote by the public shareholders. SPACs often acquire private companies that are unseasoned with limited track records and reporting history. The securities of companies acquired by the SPAC are subject to extreme price volatility and speculative trading. As venture capitalists and private equity investors may take large holdings in SPAC derived companies and seek to sell such securities in the public market after the lock-up period following the business combination expires, such sales contribute to additional price volatility and downward price pressure on such securities at such time.

Stripped Obligations. Investing in U.S. Treasury Strips (zero coupon Treasury securities) is a principal strategy of the U.S. Treasury Fund. All Funds may purchase Treasury receipts and other “stripped” securities that evidence ownership in either

42

the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Advisor is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Equity Funds may enter into credit default swaps, interest rate swaps and currency swaps but it is not a principal strategy of any Fund. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will segregate the notional principal amount to cover the exposure created by the swap.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

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A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Advisor or Sub-Advisor to be creditworthy.

United States Government Securities. Investing in United States Government securities is a principal strategy of the U.S. Treasury Fund. To the extent consistent with their investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of each company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

U.S. Treasury Inflation-Protected Securities (TIPS). Investing in TIPS is a principal strategy of the U.S. Treasury Fund. The other Funds may also invest in TIPS. Inflation-protected securities are a type of marketable book-entry security issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. Consumer Price Index for All Urban Consumers (“CPI-U”).

The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protected security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference Consumer Price Index (“CPI”) applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protected securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component receives this additional amount. The final interest payment, however, is based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The

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reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protected securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protected security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protected security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protected securities are held and transferred in either of two book-entry systems: the commercial book-entry system (“TRADES”) and TREASURY DIRECT. The securities are maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. The Federal Reserve program was established by the Treasury Department and is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” STRIPS components are maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

Variable Amount Master Demand Notes. The Equity Funds may invest in variable amount master demand notes, however, it is not a principal strategy of any Fund to invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria for commercial paper for a Fund. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Securities. The Equity Funds may acquire variable and floating rate securities, subject to each Fund’s investment objectives, policies and restrictions, however, it is not a principal strategy of any Fund to invest in variable and floating rate securities. A variable rate security is one with terms providing for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one with terms providing for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and a Fund is not entitled to receive the principal amount of a note within seven days, such a security will be treated as illiquid for purposes of calculating such Fund’s limitation on investments in illiquid securities, as set forth in a Fund’s investment restrictions. Variable or floating rate securities may be secured by bank letters of credit. It is a principal strategy and principal risk of the U.S. Treasury Fund to invest in U.S. Treasury securities, and such securities may include floating rate notes.

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Warrants. The Equity Funds may invest in warrants to participate in an anticipated increase in the market value of the security. It is not a principal strategy of any Fund to invest in warrants. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Funds may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), however, it is not a principal strategy of any Fund to invest in “when-issued” securities. When a Fund agrees to purchase securities on a “when-issued” basis, a Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund’s custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When a Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage. When-issued or forward settling securities transactions physically settling within 35 days are deemed not to involve a senior security. When-issued or forward settling securities transactions that do not physically settle within 35 days are required to be treated as derivatives transactions in compliance with the Derivatives Rule as outlined in the “Derivatives” section.

Cybersecurity Risks. Information and technology systems relied upon by the Funds, Advisor, Sub-Advisor and Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Funds invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events (such as fires, tornadoes, floods, hurricanes and earthquakes). The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Advisor, Sub-Advisor, Funds’ service providers and/or issuers of securities in which the Funds invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of a Fund, the Advisor, Sub-Advisor, Funds’ service providers and/or issuers of securities in which a Fund invests and subject such entities to legal claims or otherwise affect their business and financial performance.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rate for each Fund is set forth in the current Prospectus.

FUND RESTRICTIONS AND POLICIES

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than

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50% of the outstanding shares). A change in a fundamental policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

Each of the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Greater China Fund, International Growth Fund, International Opportunities Fund, International Select Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.

Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.

Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)

4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.*

6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.

7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

*“Industry” means a “particular industry or group of industries” for the Greater China Fund and Long/Short Alpha Fund.

The Global Value Fund may not:

1.

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

2.

Purchase any securities which would cause more than 25% of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to

47

their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

4.

Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

5.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

6.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

7.

Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

8.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

The U.S. Treasury Fund may not:

1.	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2.

Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.

3.	Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

4.	Make short sales of securities.

5.

Make loans to other persons, except that the Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.)

6.	Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 below.

7.

Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund’s total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

8.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

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9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

10.

As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund’s total assets, taken at market value.

11.

As to 75% of the Fund’s total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities of such issuer.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder vote.

Each of the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Select Fund, Greater China Fund, International Growth Fund, International Opportunities Fund, International Select Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and U.S. Select Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.

Invest in other investment companies except to the extent permitted by 1940 Act, or any rules and regulations thereunder, and any exemptive relief granted by the SEC pursuant to which the Fund can rely.

3.	Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

5.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, i.e., companies in the process of reorganization or buy-out).

6.

Engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets. Short sales against the box are not subject to this limitation. (This restriction does not apply to the Long/Short Alpha Fund.)

7.	Purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

The U.S. Treasury Fund will not:

1.	Make investments for the purpose of exercising control or management.

2.	Invest more than 10% of its assets in other investment companies.

3.	Invest more than 15% of its assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

49

5.	Invest more than 5% of its total assets (taken at market value at the time of each investment) in “Special Situations,” i.e., companies in the process of reorganization or buy-out.

The Global Value Fund will not:

1.	Invest in other investment companies except to the extent permitted by the 1940 Act, or any rules or regulations thereunder, and any exemptive relief granted by the SEC upon which the Fund can rely.

2.	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although they may invest in securities of issuers which invest in or sponsor such programs.

3.	Invest more than 15% of its net assets at the time of purchase in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.

4.	Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

5.	Make investments for the purpose of exercising control or management.

6.	Invest more than 10% of its total assets (taken at market value at the time of each investment) in Special Situations, (i.e., companies in the process of reorganization or buy-out).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement, except that any borrowing by a Fund that exceeds the investment restriction stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days, excluding Sundays and holidays). More specifically, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that the Funds may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to the extent that the asset coverage of such borrowing shall be at least 300%. Notwithstanding the foregoing, derivative transactions complying with the Derivatives Rule are generally exempt from the restrictions on issuing senior securities and asset coverage provisions under the 1940 Act. In addition, should a change in net asset value or other external events cause the Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus or herein for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.

Except for the above restriction addressing borrowing or as otherwise required by applicable law, any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

Disclosure of Portfolio Holdings. The Board of Trustees has adopted the Policies on Releasing Portfolio Holdings Information of the Funds and the Advisor’s separately managed clients (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance by the Advisor and the Funds with the applicable restrictions of the federal securities laws, including the 1940 Act, the Investment Advisers Act of 1940 and rules thereunder, and general principles of fiduciary duty relating to client accounts. It is the policy of the Advisor and the Funds that in general, no information about portfolio holdings may be disclosed to any unaffiliated party subject to exceptions set forth in the Disclosure Policies. The Board and/or its Audit Committee exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and those of the Advisor for any waivers and exceptions made to these Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders; (ii) reviewing, at least quarterly, any violation(s) of these Disclosure Policies during the preceding quarter; and (iii) reviewing these procedures from time to time for their

50

continued appropriateness and amend or ratify these Disclosure Policies as they deem necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of the Funds and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies. The Advisor and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Funds, the Advisor or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in the Funds or separate accounts managed by the Advisor.

General Policy. In general, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below. As investment advisor, the Advisor knows the portfolio holdings and it and the Funds do not disclose portfolio holdings to any other affiliated party, except as provided below.

∎

Disclosure of Mutual Fund Holdings on a Lag. The Funds may publicly disclose all calendar quarter-end mutual fund holdings of all Funds for the most recent calendar quarter, including lists of top 10 holdings, after a 30-day delay to all outside parties. Upon the scheduled release of the most recent calendar quarter’s holdings, month-end holdings may also be made available for all prior periods, if requested. Disclosure to consultant databases, ratings agencies (such as Morningstar and Broadridge Financial Services), financial advisors, Wasatch’s website and newsletters, and shareholder servicing representatives, will be subject to the delays set forth in the foregoing sentence. After the applicable delay, shareholders may obtain a complete list of holdings by contacting a Wasatch Funds’ shareholder services representative by calling 800.551.1700 or emailing shareholderservice@wasatchfunds.com. Holdings are provided to Morningstar and Broadridge Financial Services quarterly after a 30 day delay.

∎

Disclosure to Service Providers. Client-specific holdings information may be released to clients and their authorized service providers upon request. Nothing contained in the Disclosure Policies is intended to prevent disclosure of portfolio holding information to the Advisor’s and Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as custodians, fund accountants, administrators, independent registered public accounting firm, attorneys, writers (e.g., individuals who review and recommend edits to the Advisor to materials provided to Fund shareholders or the Advisor’s separately managed clients), data service providers (e.g. FactSet), proxy voting services (e.g. RiskMetrics), trading software, and each of their respective affiliates, provided that they are subject to duties of confidentiality imposed by law and/or contract (the “Service Providers”). As of December 31, 2023, the Funds’ service providers were the Advisor, Hoisington Investment Management Company (subadviser), State Street Bank and Trust Company (custodian, fund accountant and administrator), ALPS Distributors, Inc. (distributor), UMB Fund Services, Inc. (transfer agent), PricewaterhouseCoopers LLP (independent registered public accounting firm), Chapman and Cutler LLP (independent counsel), Institutional Shareholder Services (pricing vendor) and Interactive Data Corporation (corporate actions processing vendor), Segal Marco Advisors, FactSet Research (data research provider) Bloomberg LP (data research provider), Institutional Shareholder Services, IDC Vantage, FundApps, InsiderScore, William O’Neil, Seismic, and StudiOLeary (writer). The frequency of disclosure to and between the Service Providers varies and may be as frequent as daily, with no lag.

∎

Disclosure of Aggregate Portfolio Characteristics. Aggregate portfolio characteristics may be made available without a delay. Nonexclusive examples of aggregate portfolio characteristics about a Fund include (1) the allocation of the Fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

∎

Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies who calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay; provided that (1) the recipient does not distribute the specific holdings information to third parties,

51

other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written non-disclosure agreement. Any non-disclosure agreement must be in a form and substance acceptable to the Advisor’s compliance department. Entities unwilling to execute an acceptable non-disclosure agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies. As of December 31, 2023, the Funds’ complete portfolio holdings are disclosed to the following analytic companies as part of ongoing arrangements that serve legitimate business purposes: Segal Marco Advisors, Factset Research Systems Inc., Bloomberg L.P., Institutional Shareholder Services, IDC Vantage, FundApps, InsiderScore, William O’Neil, and Seismic.

∎

Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. The Advisor’s trading or research departments may periodically distribute without a delay lists of applicable investments held by the Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists shall not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, this disclosure is not considered a waiver of the Disclosure Policies. The frequency of disclosure to broker-dealers for trading and research purposes is determined by the Advisor’s trading and research departments in connection with fulfilling their trading and research duties to the Funds. Such disclosure varies and may be as frequent as daily, with no delay.

∎

Disclosure of Individual Portfolio Holdings. Certain research analysts and other senior officers or spokespersons of the Advisor or Funds may disclose or confirm the ownership of any individual portfolio holding position in materials prepared for Fund shareholders (such as “Manager’s Comments”), media interviews and meetings with shareholders, consultants and any interested parties; provided that the aggregate position size is not disclosed. Research analysts may disclose or confirm the ownership, including the aggregate position size of any individual portfolio holding without delay to management of the company owned, provided that management gives assurance that the information will be used for internal purposes only and not otherwise disclosed.

Disclosure as Required by Law. Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holding information as may be required under applicable law. Accordingly, a Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in any report required by applicable law (such as a filing or submission with the SEC or another regulatory body, (2) in response to requests from regulators and (3) to comply with valid subpoenas.

Waivers or Exceptions of Disclosure Policies. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Advisor’s Compliance Department (“Compliance Department”) and the execution of a written non-disclosure agreement in a form and substance acceptable to the Compliance Department. All waivers and exceptions will be disclosed to the Board of Trustees and/or the Audit Committee at their next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver (the “Recipient”), and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the Recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders and the Advisor’s separate account clients, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Recipient varies and may be as frequent as daily, with no delay.

The Board of Trustees and/or Audit Committee will (i) review, at least quarterly, the potential and actual material conflicts that could arise between the Funds’ shareholders and/or separate account clients and those of Advisor for any waivers and exceptions made of the Disclosure Policies during the preceding quarter and determine if they were made in the best interests of Fund shareholders and separate account clients; (ii) review, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter; and (iii) review the procedures from time to time for their continued appropriateness and amend or ratify the Disclosure Policies as they deem necessary.

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MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. All Trustees were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Year of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years
Independent Trustees
Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1952	Trustee and Chair of the Board	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	20	Director, Halton Foundation since 2010. Director, Halton Group Ltd. from 2016 to 2020.
Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1953	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	20

Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017. Director, Utah Museum of Fine Arts since 2021.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1958	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	20	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

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Name, Address and Year of Birth	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years
Kate M. Fleming[2] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1962	Trustee	Indefinite Served as Trustee since July 2023	President, Northwestern Mutual Series Fund, Inc. from 2013 to 2021 and Vice President from 2004 to 2013. President, Mason Street Advisors, LLC from 2015 to 2021, Vice President from 2004 to 2014 and Treasurer from 2008 to 2014 and again from 2020 to 2021. President since 2014, Rath Foundation (a private foundation that funds endowments at various universities).	20	Director, Rath Foundation since 2002. Director, Wisconsin Deferred Compensation Board since 2022.

1 Except upon his/her death, resignation, removal or retirement, each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his/her successor, if any, is elected, qualified and serving as a trustee. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion.

2 Effective July, 27, 2023, Ms. Fleming was elected a Trustee of the Trust.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1966	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.
Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1967	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.
Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Treasurer	Indefinite Served as Treasurer since January 2024	Treasurer for Wasatch Funds since January 2024. Assistant Treasurer for Wasatch Funds from May 2018 to January 2024. Controller for the Advisor since January 2012.
David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1972	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.
Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 1983	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Leadership Structure and the Board of Trustees. The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by the Advisor and other service providers. The Board is currently

54

composed of four Independent Trustees. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Funds, such as the Funds’ Advisor, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust, on behalf of the Funds, and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Funds’ day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. These reports may be provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations, or the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In conjunction with the regularly scheduled Board meetings and committee meetings, the Independent Trustees (who also comprise the Audit Committee) also meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the Service Providers, and with the Trust’s CCO. The Independent Trustees may also meet in executive session among themselves and periodically with independent legal counsel. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Funds’ investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board has a Chair that is an independent Trustee. The Board recognizes that the chair can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with Service Providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. Heikki Rinne serves as the independent Chair of the Board. Under the Trust’s By-laws, the Chair (or, if the Chair is unable to attend any such meeting, the Chair’s designee) shall preside at all meetings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (the “Governance Committee”), standing committees that it has established which report back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Mr. Rinne, Mr. Robinson, Ms. Fletcher, and Ms. Fleming are each members of the Audit Committee with Ms. Fletcher serving as Chair. Under the charter, the primary responsibilities of the Audit Committee include to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Funds’ accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Funds’ financial statements and independent audit thereof; to assist the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Funds’ independent public accountants and the full Board of Trustees; to assist the Board oversight of the Funds’ internal audit function (if any); and to approve prior to appointment, the engagement of the Funds’ independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds. The Audit Committee met four times during the fiscal year ended September 30, 2023.

In addition to the Audit Committee, the Board has also established the Governance Committee. The Governance Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Mr. Rinne, Mr. Robinson, Ms. Fletcher, and Ms. Fleming are each members of the Governance Committee with Mr. Robinson serving as Chair. Under the charter, the primary responsibilities of the Governance Committee include: adopting policies and procedures with respect to the activities and responsibilities of the Governance Committee as it may deem necessary or appropriate; determining matters of corporate governance (including the evaluation of Board and

55

committee performance, committee processes, and trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Governance and Nominating Committee in care of the Secretary of the Wasatch Funds, Attn: Russell Biles, 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108. The Governance Committee met five times during the fiscal year ended September 30, 2023.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chair, is appropriate given the characteristics of the Trust and Funds.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Funds which may consist of, among other things, the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving written and/or oral reports of the CCO, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Funds’ Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness, if any) as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Heikki Rinne, Ph.D. Dr. Rinne has served as an Independent Trustee of the Trust since October 1, 2012 and Chairperson of the Trust since January 1, 2023. Dr. Rinne’s experience, skills and education qualify him to serve as a Trustee of the Trust. From 2002 to 2016, Dr. Rinne served as the Chief Executive Officer of Halton Group, an indoor environmental control manufacturing and technology company, with multiple business areas, and operating in 32 countries. Halton Group is headquartered in Finland, with regional headquarters in the USA and Malaysia. Dr. Rinne first served on the Board of Halton Group from 1995 to 2001 and returned to serve on the Board beginning January 2016 to 2020, was President of Halton Systems Division from 1995 to 1997, and was an independent consultant to Halton Group from 1982 to 1995. Additionally, Dr. Rinne served as the Dean of the College of Business at California State University, Chico, from 1999 to 2001, a Professor of Business and the Head of the Consumer Sciences department at Purdue University from 1997 to 1999, and a Professor of Business at Brigham Young University from 1984 to 1995. Dr. Rinne also served on the Board of Touchfon International from 1991 to 2009, and Infosto Group from 1993 to 2009. Dr. Rinne received his Bachelor of Science in business from Brigham Young University in 1975, his Master of Business Administration from the University of Oregon in 1976, and his doctorate in Business Administration and Marketing from Purdue University in 1981.

Kristen M. Fletcher. Ms. Fletcher has served as an Independent Trustee of the Trust since October 1, 2014. Ms. Fletcher’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Fletcher has over 35 years of experience in commercial and investment banking and over five years of service on private and non-profit boards of directors. Since 2021, Ms. Fletcher has served as a Director of the Utah Museum of Fine Arts. Since 2017, Ms. Fletcher is an Emeritus member of the Utah Symphony/Utah Opera Board of Directors. From 2015 to 2021, Ms. Fletcher served on the Board of Trustees of the Youth Sports Alliance, a non-profit organization supporting winter sports activities, while promoting good sportsmanship and healthy lifestyles through participation, education and competition. From 2005 to 2017, Ms. Fletcher served on the Board of Directors of the Utah Symphony/Utah Opera and on the Governance, Finance and Strategic Planning Committees. From 2009 to 2012, Ms. Fletcher served as a Trustee of Woodlands Commercial Bank a.k.a. Lehman Brothers Commercial Bank, where she also served as Chairman of its Finance Committee, and a member of its Audit Committee and its Special Committee of independent Board members formed to negotiate settlement terms with the Lehman Brothers bankruptcy estate. From 2002 to 2004, Ms. Fletcher served as the Chairman and CEO of ABN AMRO, Inc., ABN AMRO Bank’s U.S. broker-dealer, and was the head of ABN AMRO North America Wholesale Client Services, which was accountable for regulatory relationships and local implementation of ABN AMRO strategy related to large corporate and institutional clients. From 2000 to 2004, Ms. Fletcher served as Corporate Managing Director/Executive Vice President for the Global Trade & Advisory Group of ABN AMRO Bank, NV, in Amsterdam, Netherlands. From 1993 to 1999, Ms. Fletcher served as Senior Vice President of the North American Trade Group of ABN AMRO Bank NV, where she was the Head of Structured Trade Finance, and subsequently all trade finance, for ABN AMRO North America, including LaSalle Bank. Prior to her tenure at ABN AMRO, Ms. Fletcher served in various capacities at First Interstate Bank, Ltd./Standard Chartered Bank, Export-Import Bank of the U.S., and Wells Fargo Bank. Ms. Fletcher received her Bachelor of Arts in Government from Hamilton College (Kirkland College) in 1975, and her Master of Science in Accounting from Georgetown University in 1984. Ms. Fletcher also served as an intern to the United States Senate in 1974 and to the United States Chamber of Commerce in 1976.

Mark Robinson. Mr. Robinson has served as an Independent Trustee of the Trust since April 2020. Mr. Robinson’s experience, skills and education qualify him to serve as a Trustee of the Trust. Mr. Robinson has over 20 years of leadership experience in cloud, software, hardware, professional services, manufacturing, transportation, consumer goods and medical device industries. From 2016 to 2019, Mr. Robinson served as Chief Financial Officer of Truckstop.com LLC, a freight transportation cloud solution provider, where he drove strategy and planning to shift the company to a SaaS recurring revenue managed company, and closing the majority of the sale of the company in April 2019. Prior to his tenure at Truckstop.com, Mr. Robinson served as Chief Financial Officer from 2013 to 2015 of SABA Software, Inc., a NASDAQ traded multinational talent management cloud solutions company, and helped restructure and turn around such company which sold itself to a private venture capital group in April 2015. From 2008 to 2013, Mr. Robinson served as Chief Financial Officer for Calypso Technology, Inc., a multinational Fintech software and professional services company, and Discus Dental, a multinational medical device

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and consumer goods manufacturing company. From 2005 through 2007, Mr. Robinson served as the Chief Financial Officer of Q Comm International, a publicly traded point-of-sale distribution and activation company. From 1983 to 2004, Mr. Robinson served as Chief Financial Officer, Controller, and held other finance and business develop positions at Silicon Valley technology and communications companies. In addition, Mr. Robinson was Chairman of the Board of Directors of Vita Vis Nutrition, Inc. from 2014 to 2016 and served as a Director of Clickguard in 2001 and 2002. Mr. Robinson earned his Bachelor of Science, Finance and Marketing, from the University of Utah in 1983, and his Master of Business Administration from the University of Utah in 1988.

Kate M. Fleming. Ms. Fleming has served as an Independent Trustee of the Trust since July 2023. Ms. Fleming’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Fleming has over 34 years of experience in financial services, investment management, and related legal and regulatory sectors. Ms. Fleming has 23 years of management, business, and legal experience at The Northwestern Mutual Life Insurance Company (“Northwestern”), where she served as President and Board member of the company’s wholly owned subsidiary investment adviser, Mason Street Advisors, LLC (“MSA”) from 2015-2021, as Vice President from 2004-2014 and as Treasurer for a number of years. She also served as President of the Northwestern Mutual Series Fund (“Northwestern Funds”) from 2013-2021 and as Vice-President from 2004-2013, and was an Assistant General Counsel to Northwestern from 1998-2003. During her tenure with the Northwestern Funds and MSA, Ms. Fleming gained broad experience with the regulatory, compliance and legal matters involved with operating investment companies and investment advisers through her various leadership roles including, among other things, overseeing the selection and monitoring of sub-advisers and other service providers, helping to design a risk management program for the fund complex, serving on the pricing committee for the Northwestern Funds, functioning as the Chief Financial Officer of MSA and serving as the business liaison between MSA and Northwestern and the Board of Directors of the Northwestern Funds. Prior to her time at Northwestern, Ms. Fleming was a partner at Michael Best & Friedrich, where her practice focused on, among other things, corporate finance, corporate governance, investment advisers and investment companies. In 2022, Ms. Fleming was appointed by the Governor of the State of Wisconsin to serve as a Director on the Wisconsin Deferred Compensation Board, which has oversight over the Wisconsin state employees deferred compensation program. Ms. Fleming has also served as a Director (since 2002) and the President (since 2014) of the Rath Foundation, a private foundation funding full-ride scholarships through endowments at several universities across the country. Ms. Fleming received her Juris Doctorate from the University of Wisconsin-Madison in 1987 and her Bachelor of Science in Behavioral Science and Law from the University of Wisconsin-Madison in 1984.

Trustees’ Fund Holdings. As of December 31, 2023, the Trustees owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
Heikki Rinne		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$50,001-$100,000
Global Select Fund	$10,001-$50,000
Global Value Fund	$50,001-$100,000
Greater China Fund	$1-$10,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
International Select Fund	$10,001-$50,000

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	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Long/Short Alpha Fund	$10,001-$50,000
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
U.S. Select Fund	$10,001-$50,000
U.S. Treasury Fund	$10,001-$50,000

Kristen M. Fletcher		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	$10,001-$50,000
Global Select Fund	$10,001-$50,000
Global Value Fund	None
Greater China Fund	$1-$10,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	1-$10,000
International Select Fund	$10,001-$50,000
Long/Short Alpha Fund	$1-$10,000
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$50,001-$100,000
Small Cap Growth Fund	Over $100,000
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
U.S. Select Fund	$10,001-$50,000
U.S. Treasury Fund	None

Mark Robinson		Over $100,000
Core Growth Fund	Over $100,000
Emerging India Fund	Over $100,000
Emerging Markets Select Fund	$50,001-$100,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	$50,001-$100,000
Global Select Fund	$1-$10,000
Global Value Fund	$1-$10,000
Greater China Fund	$1-$10,000
International Growth Fund	$1-$10,000
International Opportunities Fund	$1-$10,000
International Select Fund	$1-$10,000
Long/Short Alpha Fund	$10,001-$50,000
Micro Cap Fund	Over $100,000
Micro Cap Value Fund	Over $100,000
Small Cap Growth Fund	Over $100,000
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	Over $100,000
U.S. Select Fund	None
U.S. Treasury Fund	$1-$10,000

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	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Kate Fleming[2]		Over $100,000
Core Growth Fund	Over $100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$10,001-$50,000
Global Select Fund	None
Global Value Fund	$10,001-$50,000
Greater China Fund	None
International Growth Fund	$10,001-$50,000
International Opportunities Fund	None
International Select Fund	None
Long/Short Alpha Fund	None
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
U.S. Select Fund	None
U.S. Treasury Fund	None

1There are 20 separate series in the Trust.

2 Effective July 27, 2023, Ms. Fleming was elected a Trustee of the Trust.

Compensation. Beginning in the calendar year 2024, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $155,000 per year for services rendered and a fee of $31,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2024 Base Compensation”). Trustees receive an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board receives an additional 25% of the 2024 Base Compensation and the Chair of a committee receives an additional 15% of the 2024 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board receives an additional fee of $77,500 a year as Chair and the Chair of the Audit Committee and the Chair of the Nominating Committee each receives an additional $46,500 per year as Chair.

In the calendar years of 2022 and 2023, each Independent Trustee was paid a retainer of $150,000 per year for services rendered and a fee of $30,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2022/2023 Base Compensation”). Trustees received an additional $12,000 for in-person attendance of any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2022/2023 Base Compensation and the Chair of a committee received an additional 15% of the 2022/2023 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $75,000 a year as Chair and the Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $45,000 per year as Chair.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2023 (exclusive of out-of-pocket expenses reimbursed).

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Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Independent Trustees
Miriam M. Allison[2]	$318,750	$0	$318,750
Kristen M. Fletcher	$345,000	$0	$345,000
Heikki Rinne	$367,500	$0	$367,500
Mark Robinson	$333,750	$0	$333,750
Kate M. Fleming[3]	$67,500	$0	$67,500

1 There were 20 separate series in the Trust as of the fiscal year ended September 30, 2023.

2 Effective December 31, 2023, Ms. Allison retired as a Trustee of the Trust.

3 Effective July 27, 2023, Ms. Fleming was elected a Trustee of the Trust.

Code of Ethics. Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a Fund’s investment activities. The Funds, the Advisor and the Sub-Advisor have each adopted a Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics each require personnel who are “access persons” of any Fund within the meaning of Rule 17j-1 to comply with the respective Code of Ethics adopted pursuant to Rule17j-1, subject to sanctions by the Advisor or a Sub-Advisor, as applicable, in the event of non-compliance.

The Codes of Ethics place certain restrictions on the trading activities of its access persons. Under the Advisor’s Code, access persons are required to pre-clear with the Compliance department each personal transaction in a non-exempt security. The Advisor’s Code of Ethics generally prohibits personnel from investing in securities that may be purchased by a Fund, however, it does permit personnel subject to the Code of Ethics in limited circumstances to invest in securities, including securities that may be purchased or held by a Fund. The pre-clearance process is designed to prevent transactions that conflict with interests of the Wasatch Funds. Access persons under the Advisor’s Code of Ethics are also required to report their non-exempt personal securities transactions on a quarterly basis. Access persons under HIMCo’s Code of Ethics must submit to HIMCo’s chief compliance officer an annual report of the access person’s current securities holdings and reportable quarterly securities transactions reports. Access persons under HIMCo’s Code of Ethics are not required to submit (i) any report with respect to securities held in accounts over which the access person had no direct or indirect influence or control; (ii) a transaction report with respect to transactions effected pursuant to an automatic investment plan; or (iii) a transaction report, if the report would duplicate information contained in broker trade confirmations or account statements that HIMCo holds in its records, so long as HIMCo receives the confirmations or statements no later than 30 days after the end of the applicable calendar quarter.

Proxy Voting Policies. The Trust’s and the Advisor’s Proxy Voting Policy and Procedures are attached as Appendix B to this SAI.

The Trust on behalf of each of its series (except the U.S. Select Fund) has filed with the SEC each Fund’s voting records on Form N-PX for the 12-month period ended June 30, 2023. Form N-PX must be filed by the Trust on behalf of its series each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 800.551.1700 or visiting the Funds’ website at wasatchglobal.com or the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2024, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25% of a Fund) or owned of record 5% or more of the outstanding shares of a class of each of the Funds. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust. An asterisk below (*) indicates a beneficial owner as well as a shareholder of record.

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Core Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	32.41%
Core Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	16.80%
Core Growth Fund – Institutional Class	Edward D. Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131-3729	8.91%
Core Growth Fund – Institutional Class	Raymond James Omnibus for Mutual Funds 880 Carrillon Parkway St. Petersburg, FL 33716	7.18%
Core Growth Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	28.04%
Core Growth Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	22.88%
Core Growth Fund – Investor Class	Morgan Stanley Smith Barney LLC FBO the Exclusive Benefit of Customers of MSSB 1 New York Plaza, 12th Floor New York, NY 10004	5.30%
Emerging India Fund – Institutional Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	30.43%
Emerging India Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	19.41%
Emerging India Fund – Institutional Class	JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245	12.33%
Emerging India Fund – Institutional Class	JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245	8.06%
Emerging India Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	34.75%
Emerging India Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	30.51%
Emerging Markets Select Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	28.13%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Emerging Markets Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	26.67%
Emerging Markets Select Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.49%
Emerging Markets Select Fund – Institutional Class	Reliance Trust CO FBO Huntington National Bank PO Box 78446 Atlanta, GA 30357	12.38%
Emerging Markets Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	34.66%
Emerging Markets Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	29.04%
Emerging Markets Select Fund – Investor Class	LPL Financial Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121	12.89%
Emerging Markets Select Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.53%
Emerging Markets Small Cap Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	53.96%
Emerging Markets Small Cap Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	18.67%
Emerging Markets Small Cap Fund – Institutional Class	First Clearing LLC SPEC CUST A/C Benefit of Customer 2801 Market Street Saint Louis, MO 63103	14.70%
Emerging Markets Small Cap Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	31.40%
Emerging Markets Small Cap Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	24.28%
Emerging Markets Small Cap Fund – Investor Class	LPL Financial Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121	12.31%
Frontier Emerging Small Countries Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	56.17%
Frontier Emerging Small Countries Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	21.16%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Frontier Emerging Small Countries Fund – Institutional Class	Reliance Trust Company FBO T Rowe Price Retirement PO Box 78446 Atlanta, GA 30357	13.12%
Frontier Emerging Small Countries Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	24.75%
Frontier Emerging Small Countries Fund – Investor Class	CAPINCO c/o US Bank NA PO Box 1787 Milwaukee, WI 53201	24.74%
Frontier Emerging Small Countries Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	13.01%
Global Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	37.53%
Global Opportunities Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	29.75%
Global Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	8.21%
Global Opportunities Fund – Institutional Class	CAPINCO c/o US Bank NA PO Box 1787 Milwaukee, WI 53201	7.87%
Global Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	30.59%
Global Opportunities Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	25.20%
Global Opportunities Fund – Investor Class	R&S Boyer Family LC Attn: Roger Boyer 101 S 200 E STE 200 Salt Lake City, UT 84111	6.54%*
Global Select Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	49.17%
Global Select Fund – Institutional Class	JB Taylor 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	15.84%*
Global Select Fund – Institutional Class	Karen L. Edgley Living Trust Karen L. Edgley Trustee 235 Midtown Drive Traverse City, MI 49684	14.34%*

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Global Select Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	6.06%*
Global Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	5.99%
Global Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	43.90%
Global Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	23.15%
Global Select Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	13.69%*
Global Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	55.50%
Global Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	28.39%
Global Value Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.24%
Global Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	47.59%
Global Value Fund – Investor Class	Charles Schwab & Co, Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	24.24%
Greater China Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	54.98%
Greater China Fund – Institutional Class	Ajay Krishnan 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	18.01%*
Greater China Fund – Institutional Class	Pediatric Anes Inc. Roth 401K FBO Dan Evans PO Box 58642 Salt Lake City, UT 84158	12.30%*
Greater China Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	10.56%*

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Greater China Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	41.92%
Greater China Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	15.55%
Greater China Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	15.26%
International Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	24.18%
International Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	19.56%
International Growth Fund – Institutional Class	MAC CO Attn: Mutual Fund Ops Room 151-1010 Pittsburg, PA 15258	12.83%*
International Growth Fund – Institutional Class	Voya Institutional Trust Company FBO State of Arkansas Deferred Comp Plan 30 Braintree Hill Office Park Braintree, MA 02184	9.05%
International Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	21.04%
International Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	17.71%
International Opportunities Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	26.34%
International Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	10.53%
International Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	29.03%
International Opportunities Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	23.34%
International Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	37.31%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
International Select Fund – Institutional Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	33.26%
International Select Fund – Institutional Class	Ajay Krishnan 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	16.63%*
International Select Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.95%
International Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	37.87%
International Select Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	22.29%*
International Select Fund – Investor Class	Charles Schwab & Co, Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	9.38%
International Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	8.28%
Long/Short Alpha Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	63.98%
Long/Short Alpha Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	20.54%
Long/Short Alpha Fund – Institutional Class	JB Taylor 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	7.57%*
Long/Short Alpha Fund – Investor Class	Hillary W. Taylor 2020 Gift Trust Trste James B. Taylor Jr. Trste 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	39.17%*
Long/Short Alpha Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	35.63%
Long/Short Alpha Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	16.83%
Micro Cap Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	44.01%
Micro Cap Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	24.51%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Micro Cap Fund – Institutional Class	JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245	9.23%
Micro Cap Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	23.69%
Micro Cap Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	15.77%
Micro Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	54.04%
Micro Cap Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	13.24%
Micro Cap Value Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.81%
Micro Cap Value Fund – Institutional Class	First Clearing LLC SPEC CUST A/C Benefit of Customer 2801 Market Street Saint Louis, MO 63103	6.90%
Micro Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	30.72%
Micro Cap Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	25.97%
Micro Cap Value Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.29%
Small Cap Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	36.14%
Small Cap Growth Fund – Institutional Class	Raymond James Omnibus for Mutual Funds 880 Carrillon Parkway St. Petersburg, FL 33716	31.02%
Small Cap Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	11.61%
Small Cap Growth Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	25.48%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Small Cap Growth Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	17.18%
Small Cap Value Fund – Institutional Class	Raymond James Omnibus for Mutual Funds 880 Carrillon Parkway St. Petersburg, FL 33716	30.60%
Small Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	24.09%
Small Cap Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	15.85%
Small Cap Value Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.21%
Small Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	20.39%
Small Cap Value Fund – Investor Class	Morgan Stanley Smith Barney LLC FBO the Exclusive Benefit of Customers of MSSB 1 New York Plaza, 12th Floor New York, NY 10004	19.97%
Small Cap Value Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	17.61%
Small Cap Value Fund – Investor Class	Raymond James Omnibus for Mutual Funds 880 Carrillon Parkway St. Petersburg, FL 33716	5.68%
Ultra Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	43.06%
Ultra Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	29.65%
Ultra Growth Fund – Institutional Class	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	6.82%
Ultra Growth Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	30.45%
Ultra Growth Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	27.16%

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Name of Fund	Name and Address	Percentage of Class Outstanding (%)
Ultra Growth Fund – Investor Class	LPL Financial Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121	8.05%
U.S. Select Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	64.75%
U.S. Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	19.60%
U.S. Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	34.09%
U.S. Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	33.47%
U.S. Select Fund – Investor Class	Wasatch Advisors Mike Yeates CFO 505 Wakara Way, Suite 300 Salt Lake City, UT 84108	9.49%
U.S. Treasury Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	29.08%
U.S. Treasury Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center 200 Liberty St, 5th Floor New York, NY 10281	15.99%
U.S. Treasury Fund – Investor Class	Nabank Co. P.O Box 2180 Tulsa, OK 74101	13.12%
U.S. Treasury Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.19%
U.S. Treasury Fund – Investor Class	First Clearing LLC SPEC CUST A/C Benefit of Customer 2801 Market Street Saint Louis, MO 63103	6.43%

As of January 1, 2024, the Trustees and officers as a group owned less than 1% of the shares outstanding of each Fund, except for the Micro Cap-Institutional Class, Emerging Markets Select-Investor Class, Greater China-Investor Class, Greater China-Institutional Class, Global Select-Investor Class, Emerging India-Institutional Class, Ultra Growth-Institutional Class, and International Select-Institutional Class. The Trustees and officers owned 9.6% of the outstanding shares of the Micro Cap-Institutional Class, 7.1% of the outstanding shares of the Emerging Markets Select Fund – Investor Class, 3.1% of the outstanding shares of the Greater China-Investor Class, 2.6% of the outstanding shares of the Greater China-Institutional Class, 2.6% of the shares outstanding of the Global Select Fund – Investor Class, 2.5% of the outstanding shares of the Emerging India-Institutional Class, 1.9% of the outstanding shares of the Ultra Growth-Institutional Class, and 1.6% of the outstanding shares of the International Select Fund – Institutional Class.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor. As described above and in the Prospectus, the Advisor is responsible for making investment decisions and providing services for Wasatch Funds under an advisory and service contract with the Trust on behalf of the respective Funds. The Advisor, organized in September 1975, has been in the business of investment management since November 1975, and had total assets under management, including the assets of the Funds, of approximately $26.7 billion as of December 31, 2023. In January 2023, the Advisor underwent a corporate restructuring. Under the new structure Wasatch Advisors, Inc. converted into Wasatch Advisors LP. Wasatch Advisor Holdings, LP was created to act as a holding company of the Advisor. In turn, the holding company is 100% owned by the employees of the Advisor through two separate entities, Wasatch Employee Partners, LP and WA Holdings, Inc. Each of the foregoing limited partnership entities has a common general partner, Wasatch GP LLC, which is indirectly owned and controlled by employees of the Advisor. The new structure was implemented to provide tax efficiency and flexibility to the Advisor in administering its employee equity program.

Eric S. Bergeson is President of the Trust and an Officer and Director of the Advisor. The principal executive officers and directors of the Advisor are: Michael K. Yeates, Chief Financial Officer, Treasurer, Vice President and Director; JB Taylor, Chief Executive Officer and Director; and Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer.

Under the Advisory and Service Contract, each Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Core Growth Fund	1.00%
Emerging India Fund	1.25%
Emerging Markets Select Fund	1.00%
Emerging Markets Small Cap Fund	1.65%
Frontier Emerging Small Countries Fund	1.65%
Global Opportunities Fund	1.25%
Global Select Fund	0.85%
Global Value Fund	0.90%
Greater China Fund	1.00%
International Growth Fund	1.25%
International Opportunities Fund	1.75%
International Select Fund	0.80%
Long/Short Alpha Fund	1.25%
Micro Cap Fund	1.50%
Micro Cap Value Fund	1.50%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	1.00%
Ultra Growth Fund	1.00%
U.S. Select Fund	0.75%
U.S. Treasury Fund	0.50%

The management fees paid by the Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, International Opportunities Fund, Micro Cap Fund, and Micro Cap Value Fund are higher than those paid by most mutual funds. The management fees paid by certain other Wasatch Funds are higher than the management fees charged by many mutual funds. The management fees are computed and accrued daily and are payable monthly.

The Advisor provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Advisor is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, quantity and time to buy or sell securities for each Fund. In addition to providing investment services, the Advisor pays for office space and facilities for the Trust.

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The Funds pay all of their own expenses, including, without limitation: the cost of preparing and printing registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; costs of typesetting, printing and mailing the Prospectus, SAI and reports to shareholders; costs associated with reports to government authorities and proxy statements; fees paid to Trustees who are not interested persons (as defined in the 1940 Act); interest charges; taxes; legal expenses; association membership dues; fees for auditing services; fees for administrative services; insurance premiums; fees and expenses of the Custodian of the Funds’ assets; printing and mailing expenses; charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents; and extraordinary and non-recurring expenses.

The Advisory and Service Contract will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and rules and regulations thereunder). In addition, the Advisory and Service Contract is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to the Advisor, or by the Advisor upon 60 days’ written notice to the other party. The Advisory and Service Contract shall continue in effect for an initial period as set forth in the agreement for the respective Fund and thereafter year to year only so long as such continuance is specifically approved at least annually by either the Board of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act), provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. Under the 1940 Act, the initial period of an advisory agreement may be up to two years from the date of execution.

In order to promote quality service, the Advisor may give financial rewards or special recognition to employees of service providers, such as the Funds’ fulfillment agent, UMB Distribution Services, LLC. Costs associated with the financial rewards or special recognition are paid by the Advisor and not the Funds.

The Advisor has contractually agreed to limit until January 31, 2025 the total annual fund operating expenses (subject to certain exceptions described below) of the Institutional Class, if applicable, and Investor Class shares of each Fund as set forth below.

Fund	Operating Expense Limit as a percentage of average net assets calculated on a daily basis – Investor Class	Operating Expense Limit as a percentage of average net assets calculated on a daily basis – Institutional Class
Core Growth Fund	1.50%	1.05%
Emerging India Fund	1.75%	1.50%
Emerging Markets Select Fund	1.50%	1.20%
Emerging Markets Small Cap Fund	1.95%	1.80%
Frontier Emerging Small Countries Fund	2.15%	1.95%
Global Opportunities Fund	1.75%	1.35%
Global Select Fund	1.35%	0.95%
Global Value Fund	1.10%	0.95%
Greater China Fund	1.50%	1.25%
International Growth Fund	1.75%	1.35%
International Opportunities Fund	2.25%	1.95%
International Select Fund	1.30%	0.90%
Long/Short Alpha Fund	1.75%	1.50%
Micro Cap Fund	1.95%	1.60%
Micro Cap Value Fund	1.95%	1.60%
Small Cap Growth Fund	1.50%	1.05%
Small Cap Value Fund	1.50%	1.05%
Ultra Growth Fund	1.50%	1.05%
U.S. Select Fund	1.00%	0.85%
U.S. Treasury Fund	0.75%	N/A

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The Advisor will waive fees and/or pay all ordinary operating expenses incurred by the Institutional Class, if applicable, and Investor Class shares of each Fund excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business in excess of the limitations listed above in the respective fiscal year. A Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the expense limitation agreement or the class operating expense limit prior to the contract’s expiration. The expense limitation agreement will also terminate if the Advisory and Service Contract terminates. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

For the fiscal years ended September 30, 2023, 2022, and 2021, the Advisor accrued the following management fees and waived a portion of its management fees or reimbursed expenses as set forth below.

Name of Fund	2023	2022	2021
Core Growth Fund
Gross Management Fees	$29,924,950	$35,030,449	$36,607,710
Reimbursed/Waived Management Fees	—	(57,066)	(37,450)
Emerging India Fund
Gross Management Fees	6,136,081	7,659,665	5,704,189
Reimbursed/Waived Management Fees	—	—	—
Emerging Markets Select Fund
Gross Management Fees	4,294,082	3,869,060	1,102,923
Reimbursed/Waived Management Fees	—	—	—
Emerging Markets Small Cap Fund
Gross Management Fees	6,014,482	9,290,623	8,380,280
Reimbursed/Waived Management Fees	—	—	—
Frontier Emerging Small Countries Fund
Gross Management Fees	585,185	910,543	1,049,414
Reimbursed/Waived Management Fees	(74,937)	(71,364)	(19,080)
Global Opportunities Fund
Gross Management Fees	2,268,505	2,836,480	2,550,980
Reimbursed/Waived Management Fees	(24,184)	(15,210)	(29,854)
Global Select Fund
Gross Management Fees	121,907	139,704	149,069
Reimbursed/Waived Management Fees	(130,967)	(118,736)	(119,822)
Global Value Fund
Gross Management Fees	1,300,066	1,226,837	1,135,434
Reimbursed/Waived Management Fees	(125,427)	(147,720)	(127,302)
Greater China Fund[1]
Gross Management Fees	53,552	81,937	93,390
Reimbursed/Waived Management Fees	(142,052)	(124,080)	(185,880)
International Growth Fund
Gross Management Fees	6,895,216	12,155,581	14,941,293
Reimbursed/Waived Management Fees	—	—	—
International Opportunities Fund
Gross Management Fees	6,354,504	10,606,255	13,512,940
Reimbursed/Waived Management Fees	—	—	—
International Select Fund
Gross Management Fees	42,285	57,998	56,577
Reimbursed/Waived Management Fees	(127,196)	(125,926)	(135,564)
Long/Short Alpha Fund[2]
Gross Management Fees	340,830	276,478	—
Reimbursed/Waived Management Fees	(73,014)	(184,076)	—

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Name of Fund	2023	2022	2021
Micro Cap Fund
Gross Management Fees	9,430,557	14,462,299	20,164,509
Reimbursed/Waived Management Fees	—	—	—
Micro Cap Value Fund
Gross Management Fees	4,522,158	5,839,191	5,510,162
Reimbursed/Waived Management Fees	(19,774)	(16,429)	(2,820)
Small Cap Growth Fund
Gross Management Fees	21,280,647	28,186,576	33,380,838
Reimbursed/Waived Management Fees	(55,580)	(88,527)	(87,720)
Small Cap Value Fund
Gross Management Fees	13,272,874	15,869,586	15,221,543
Reimbursed/Waived Management Fees	(2,238)	(37,909)	(62,575)
Ultra Growth Fund
Gross Management Fees	13,618,273	21,424,978	28,309,957
Reimbursed/Waived Management Fees	(82,717)	(64,668)	(36,820)
U.S. Select Fund[3]
Gross Management Fees	66,994	8,835	—
Reimbursed/Waived Management Fees	(195,725)	(118,421)	—
U.S. Treasury Fund
Gross Management Fees	1,415,763	1,982,495	2,357,901
Reimbursed/Waived Management Fees	—	—	—

1The Greater China Fund commenced operations on November 30, 2020.

2The Long/Short Alpha Fund commenced operations on October 1, 2021.

3The U.S. Select Fund commenced operations on June 13, 2022.

Sub-Advisor. HIMCo is the Sub-Advisor to the U.S. Treasury Fund. HIMCo is a Texas corporation, and its principal place of business is 6836 Bee Caves Road, Building 2, Suite 100, Austin, Texas 78746-6464. HIMCo had total assets under management of approximately $3.72 billion as of December 31, 2023. Van Robert Hoisington Jr. and David Hoisington each control more than 25% of the voting securities of HIMCo.

Pursuant to a sub-advisory agreement entered into between the Advisor and HIMCo, (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and rules thereunder). In addition, the Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) on 60 days’ written notice to the Advisor and the Sub-Advisor. The Sub-Advisory Agreement may be terminated by the Advisor on 60 days’ written notice to a Sub-Advisor, or by a Sub-Advisor on 60 days’ written notice to the Advisor. The Sub-Advisory Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval.

General Information

Administrator. The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative

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services to Wasatch Funds. Pursuant to an administration agreement effective March 31, 2010, as amended, the Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of Wasatch Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of Wasatch Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. As compensation for its services, the Administrator receives an annual fee based upon a percentage of the average daily net assets of the Funds.

For the fiscal years ended September 30, 2023, 2022, and 2021, the fees paid to the Administrator are set forth below.

Name of Fund	2023	2022	2021
Core Growth Fund	$ —	$503,000	$524,488
Emerging India Fund	—	91,195	67,435
Emerging Markets Select Fund	17,281	59,199	17,335
Emerging Markets Small Cap Fund	—	84,678	81,386
Frontier Emerging Small Countries Fund	—	9,066	10,319
Global Opportunities Fund	—	35,806	32,260
Global Select Fund	—	2,744	2,863
Global Value Fund	—	22,537	20,572
Greater China Fund[1]	955	—	728
International Growth Fund	—	158,055	192,442
International Opportunities Fund	—	97,008	122,348
International Select Fund	787	1,203	1,292
Long/Short Alpha Fund[2]	2,035	3,662	—
Micro Cap Fund	—	141,041	178,551
Micro Cap Value Fund	—	58,994	56,437
Small Cap Growth Fund	—	401,356	465,683
Small Cap Value Fund	—	234,488	217,762
Ultra Growth Fund	—	296,421	360,266
U.S. Select Fund[3]	1,207	196	—
U.S. Treasury Fund	—	50,740	56,193

1The Greater China Fund commenced operations on November 30, 2020.

2The Long/Short Alpha Fund commenced operations on October 1, 2021.

3The U.S. Select Fund commenced operations on June 13, 2022.

Fund Accountant. Wasatch Funds has entered into an agreement with State Street pursuant to which State Street provides daily accounting services for the Trust. Under the agreement with State Street, the cost to a Fund is its allocable portion of the fee based upon Wasatch Funds’ assets computed daily and payable monthly, at the annual rate of 0.0140% and decreasing if the assets exceed $3.5 billion.

Distributor. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI” or the “Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Funds and ADI. ADI also serves as distributor for other mutual funds, closed-end funds and ETFs. As distributor, ADI acts as the Funds’ agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Transfer Agent. UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena St., Milwaukee, Wisconsin 53212, acts as the Funds’ transfer agent and dividend paying agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a minimum annual fee.

Custodian. State Street also serves as Wasatch Funds’ custodian of the assets of the Funds and is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities. Wasatch Funds pays State Street a custodian fee based upon assets and transactions of the Trust.

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Legal Counsel to Wasatch Funds and Independent Trustees. Chapman and Cutler LLP, 320 S. Canal Street, Chicago, IL 60606, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106, is the Trust’s independent registered public accounting firm. In this capacity the firm is responsible for auditing the financial statements of the Trust and reporting thereon. In addition to auditing services, PwC also provides assistance on accounting, tax and related matters.

Other Service Agreements. The Trust, on behalf of the Funds, has also entered into service agreements with various financial intermediaries pursuant to which the financial intermediaries provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Advisor compensates the financial intermediary for the administrative services provided, which compensation is usually based on the aggregate assets of their customers who are invested in the Funds. The Funds, in turn, reimburse the Advisor an amount determined in accordance with a methodology approved by the Board that seeks to approximate what the Funds would have paid for such services had the shareholder maintained an account at the Funds’ Transfer Agent. The total compensation paid by the Advisor may exceed the reimbursement amount.

PORTFOLIO MANAGERS

As described in the Prospectus, each Fund is managed by a team of Wasatch portfolio managers and analysts led by one or more portfolio managers. These individuals may also have responsibility for the day-to-day management of accounts other than the Wasatch Funds.

Management of Other Accounts and Potential Conflicts of Interest. The following table lists the number and types of accounts managed by each portfolio manager and assets under management in those accounts as of December 31, 2023.

Accounts Managed by Portfolio Managers1

	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]

Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Wasatch Global Investors
Ken Applegate	4	670,289,639	2	603,247,018	15	2,838,368,825
Austin Bone	2	1,451,601,474	—	—	47	1,324,049,348
Thomas Bradley	2	366,340,316	—	—	6	280,184,545
Brian Bythrow	2	366,340,316	—	—	6	280,184,545
Daniel Chace	4	808,552,931	1	132,133,197	9	1,460,307,851
Neal Dihora	1	468,982,415	3	2,371,273,837	1	85,228,932
Allison He	3	441,975,041	—	—	—	—
Anh Hoang	1	366,577,890	1	132,133,197	9	1,460,307,851
Pedro I Huerta Yumha	1	4,023,730	—	—	—	—
Ken Korngiebel	2	2,916,812,500	1	15,697,399	47	1,377,225,907
Ajay Krishnan	4	1,651,000,945	6	3,106,654,052	21	3,840,678,607
Paul Lambert	5	4,234,974,172	3	1,054,012,668	69	3,893,630,096
Jim Larkins	1	1,429,150,093	—	—	47	1,324,049,348
Linda Lasater	5	894,458,783	—	—	5	1,089,447,212
John Malooly	1	1,201,845,181	—	—	12	79,277,937
Kai Pan	1	4,023,730	—	—	—	—
Natalie Pesqué	1	627,079,888	—	—	2	2,915,543
David Powers	1	147,219,992	—	—	1	2,425,188

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	Registered Investment Company Accounts[2]		Other Pooled Investment Vehicle Accounts		Other Accounts[3]

Portfolio Manager	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)	Number of Accounts	Assets Managed ($)
Mick Rasmussen	2	68,288,630	—	—	—	—
Ryan Snow	2	2,503,514,779	3	618,944,417	55	3,123,231,976
JB Taylor	4	6,485,876,176	4	1,069,710,068	114	5,267,940,460
Scott Thomas	3	872,106,754	4	2,503,407,034	11	1,569,440,853
Derrick Tzau	2	440,128,244	—	—	5	1,089,447,212
Kevin Unger	2	370,601,620	1	132,133,197	9	1,460,307,851
Mike Valentine	4	4,021,192,006	1	450,765,651	59	2,144,708,483
HIMCo
Van Robert Hoisington	1	220,085,459	2	117,102,346	30	3,384,305,618
V.R. Hoisington	1	220,085,459	2	117,102,346	30	3,384,305,618
David Hoisington	1	220,085,459	2	117,102,346	30	3,384,305,618
1If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

2Includes each series of Wasatch Funds separately. None of the Wasatch Funds charges a performance-based fee.

3For the Advisor, other accounts would include, but are not limited to, individual and institutional accounts, pension and profit sharing plans, charitable organizations and state and municipal government entities. Wrap programs, advised by the Advisor, are represented as a single account. The number of accounts and the assets managed with performance-based fees are as follows:

Other Accounts with Performance-Based Fees

Portfolio Manager	Number of Accounts	Assets Managed ($)
Wasatch Global Investors
Ken Applegate	4	677,616,216
Austin Bone	1	528,838,832
Thomas Bradley	—	—
Brian Bythrow	—	—
Daniel Chace	1	341,866,433
Neal Dihora	1	85,228,932
Allison He	—	—
Anh Hoang	1	258,096,298
Pedro I Huerta Yumha	—	—
Ken Korngiebel	—	—
Ajay Krishnan	6	1,225,295,225
Paul Lambert	8	814,175,743
Jim Larkins	1	528,838,832
Linda Lasater	1	341,866,433
John Malooly	—	—
Kai Pan	—	—
Natalie Pesqué	—	—
David Powers	—	—
Mick Rasmussen	—	—
Ryan Snow	3	335,749,783
JB Taylor	8	814,175,743
Scott Thomas	3	367,229,300
Derrick Tzau	—	—
Kevin Unger	1	258,096,298
Mike Valentine	5	478,425,960
HIMCo

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Other Accounts with Performance-Based Fees

Portfolio Manager	Number of Accounts	Assets Managed ($)
Van Robert Hoisington	—	—
V.R. Hoisington	—	—
David Hoisington	—	—

There may be certain inherent conflicts of interest that arise in connection with a portfolio manager’s management of the respective Fund’s investments and the investments of any other fund, client or proprietary accounts the Advisor or the respective Fund’s individual team members also manage. Such conflicts include allocation of investment opportunities among the Funds and other accounts managed by the Advisor or the portfolio manager; the aggregation of purchase and sale orders believed to be in the best interest of more than one account managed by the Advisor or the portfolio manager and the allocation of such orders across such accounts; and any soft dollar arrangements that the Advisor may have in place that could benefit a Fund and/or other accounts. Additionally, some Funds or accounts managed by a portfolio manager may have different fee structures, including performance fees, which are, or have the potential to be, higher or lower than the fees paid by another fund or account. To minimize the effects of these inherent conflicts of interest, the Advisor has adopted and implemented policies and procedures, including trade aggregation and allocation procedures, that it believes are reasonably designed to mitigate the potential conflicts associated with managing portfolios for multiple clients, including the Funds, and seeks to ensure that no one client is intentionally favored at the expense of another. These policies and procedures are discussed in more detail under the section entitled “Brokerage Allocation and Other Practices” of this SAI.

Portfolio managers at the Sub-Advisor may manage accounts for multiple clients. In addition, some funds or accounts managed by a portfolio manager at the Sub-Advisor may have different fee structures, including performance fees, which are or have the potential to be, higher or lower than the fees paid by another fund or account. There may be inherent conflicts that arise in connection with a portfolio manager’s management of multiple accounts, including allocation of investment opportunities or securities purchased or sold in an aggregated order. Portfolio managers at the Sub-Advisor make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, a Sub-Advisor may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary. The Sub-Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which they believe are reasonably designed to minimize the potential conflicts associated with managing multiple accounts for multiple clients.

Wasatch Global Investors—Portfolio Management Team Compensation. As of December 31, 2023, the Advisor’s Compensation Committee and Executive Committee reviewed and determined its portfolio managers’ compensation. The committees may use independent third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals. The committees may also consult with professional industry recruiters. The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit sharing and other benefits. The Advisor seeks to balance the components of compensation to provide portfolio managers with an incentive to focus on both shorter and longer term performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the Funds they manage.

Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance and possibly stock dividends.

∎	Base Salary. Each portfolio manager is paid a fixed base salary depending upon their tenure.

∎

Bonuses. A large portion of a portfolio manager’s potential compensation is in the form of bonus compensation, including a partner bonus, a research performance bonus, a team bonus, a subjective bonus, and profit sharing. At the end of the year, the Board of Directors of the Advisor will allocate a bonus pool that will loosely mirror firm revenues less operating expenses, stock buybacks and deferred compensation payouts.

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Portfolio managers are annually considered for a partner bonus that is calculated as a percentage of the total revenue of the firm. The size of the bonus is not linked to performance of a product or an employee’s equity ownership. Instead, each individual will be given a partner percentage which will be based on several factors including, among other things: experience, leadership, performance, process, products managed, etc.

In addition to partner bonuses, a large portion of a portfolio manager’s potential compensation may be in the form of a research performance bonus. The research performance bonus is based on pre-tax performance and is calculated based on the 1, 3, and 5-year pre-tax performance (equally weighted) of the applicable portfolios. The research performance bonus seeks to reward the portfolio managers with significant economics for achieving the top quartile performance relative to the performance of the applicable peer group over both the short and long term. Peer groups are utilized to evaluate performance. The size of the research performance bonus is also influenced by the total revenues of the team which manages the product (such as the domestic, international developed markets or emerging markets team). For portfolio managers who manage multiple products, the performance bonus may be weighted between multiple products (including Funds and separate accounts).

Aside from the research performance bonus, a portfolio manager may also earn a team bonus which provides each team member with the opportunity to earn a bonus based on the weighted-average performance of all products managed by their respective teams (generally divided primarily between the domestic and international research teams). The team bonus is based on the 1, 3 and 5-year pre-tax performance (equally weighted) of the products managed by the team compared to applicable peer groups. The potential size of the bonus is influenced by the revenue of the Advisor.

At the discretion of the Board of Directors of the Advisor, additional bonuses may be awarded based upon subjective criteria (such as teamwork, communication, investment process, etc.). Subjective bonuses are generally paid to select individuals for strong performance but may be paid to individuals who have not earned a performance bonus based on peer performance, but whose fund may have performed well relative to its primary benchmark.

Bonus pool funds that are not allocated as either a partner bonus, a performance bonus, a team bonus or a subjective bonus will be allocated to employees via profit sharing. Profit sharing will be allocated similar to the partner bonus in that it will be based on experience, leadership, performance, process, products managed, etc.

∎

Deferred Bonus Grants. Portfolio managers are also eligible for deferred bonus grants payable in six years from the date of the grant, with their value directly tied to the Advisor’s revenues. Each portfolio manager’s grant size will be based on individual performance factors similar to those used to determine the annual performance bonus.

∎

Stock/Dividends. Certain portfolio managers are shareholders of the Advisor and the Advisor’s Board of Directors may grant additional or new stock of the Advisor to portfolio managers. The relative amount of stock owned by a portfolio manager is at the discretion of the Advisor’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. The grants of Advisor stock provided to portfolio managers vest over time (which may range from immediately to over seven years) based upon, among other things, the tenure of the portfolio manager at the time of issuance.

It is possible that certain profits of the Advisor could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

Research Analysts

Research analysts are similarly paid through a mix of base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock/dividends.

Since analysts do not manage a specific portfolio, their performance is primarily determined by the contributions of their stock picks to the Wasatch Funds and accounts separately managed by Wasatch Advisors.

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There is a small subjective component which is based on how each analyst has helped the research team succeed, and their contributions to the investment process & collaborative culture.

∎

Other Benefits. Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to the Advisor’s full-time employees, including 401(k), health and other employee benefit plans.

HIMCo—Portfolio Management Compensation. The portfolio management process at HIMCo is committee driven (the “Strategic Investment Committee” or “SIC”). HIMCo’s Board of Directors reviews and determines compensation. All members of the SIC are also officers of HIMCo. HIMCo’s Board may use third party investment industry compensation survey results in evaluating competitive market compensation for its investment professionals or it may consult with professional industry recruiters. The elements of total compensation for the officers are base salary, bonus, profit sharing and other benefits.

•	Base Salary. Each officer is paid a fixed base salary based on the individual’s experience with HIMCo and his or her responsibilities.

•

Bonus. All bonuses are set by the Executive Board of HIMCo with primary consideration given to the overall profitability of the firm. Employee bonuses are based on length of service, job responsibility, and contribution to the company. No performance bonuses are made as the portfolio management process is committee driven.

•	Profit Sharing. Profit sharing is on the basis of the overall profitability of HIMCo, as well as based on duration of employment and salary level.

•	Other benefits. Members of the SIC are eligible to participate in HIMCo’s health plan.

•	Dividends. Members of the SIC who are also shareholders of HIMCo may also receive dividends. This is determined by HIMCo’s Board of Directors.

Portfolio Managers Fund Ownership. As of December 31, 2023, the portfolio managers owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Ken Applegate	Global Opportunities Fund Global Select Fund International Growth Fund International Select Fund	$100,001-$500,000 $100,001-$500,000 over $1,000,000 $100,001-$500,000
Austin Bone	Small Cap Value Fund U.S. Select Fund	$500,001-$1,000,000 $100,001-$500,000
Thomas Bradley	Micro Cap Value Fund	$100,001-$500,000
Brian Bythrow	Micro Cap Value Fund	over $1,000,000
Daniel Chace	Emerging Markets Small Cap Fund Greater China Fund International Opportunities Fund	over $1,000,000 over $1,000,000 over $1,000,000
Neal Dihora	Emerging Markets Select Fund	$50,001-$100,000
Allison He	Greater China Fund International Opportunities Fund	$50,001-$100,000 $100,001-$500,000
Anh Hoang[1]	Emerging Markets Small Cap Fund	None
Van Robert Hoisington	U.S. Treasury Fund	over $1,000,000
V.R. Hoisington, Jr.	U.S. Treasury Fund	$100,001-$500,000
David Hoisington	U.S. Treasury Fund	$10,001-$50,000
Pedro I Huerta Yumha	Greater China Fund	$10,001-$50,000
Ken Korngiebel	Global Select Fund Micro Cap Fund Small Cap Growth Fund	None over $1,000,000 $500,001-$1,000,000

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Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Ajay Krishnan	Emerging India Fund Emerging Markets Select Fund Emerging Markets Small Cap Fund Global Opportunities Fund	over $1,000,000 over $1,000,000 over $1,000,000 over $1,000,000
Paul Lambert	Core Growth Fund Global Opportunities Fund Global Select Fund U.S. Select Fund	over $1,000,000 over $1,000,000 over $1,000,000 over $1,000,000
Jim Larkins	Small Cap Value Fund	over $1,000,000
Linda Lasater	Global Select Fund International Growth Fund International Opportunities Fund International Select Fund U.S. Select Fund	$500,001-$1,000,000 $500,001-$1,000,000 $500,001-$1,000,000 $500,001-$1,000,000 None
John Malooly	Ultra Growth Fund	over $1,000,000
Kai Pan	Greater China Fund	$50,001-$100,000
Natalie Pesqué	Micro Cap Fund	$50,001-$100,000
David Powers	Global Value Fund	over $1,000,000
Mick Rasmussen	Long/Short Alpha Fund U.S. Select Fund	over $1,000,000 $100,001-$500,000
Ryan Snow	Small Cap Growth Fund Global Opportunities Fund	over $1,000,000 over $1,000,000
JB Taylor	Core Growth Fund Global Opportunities Fund Small Cap Growth Fund	over $1,000,000 over $1,000,000 over $1,000,000
Scott Thomas[1]	Emerging Markets Select Fund Emerging Markets Small Cap Fund Frontier Emerging Small Countries Fund	$10,001-$50,000 None $100,001-$500,000
Derrick Tzau	International Growth Fund International Select Fund	$10,001-$50,000 $100,001-$500,000
Kevin Unger[1]	Emerging Markets Small Cap Fund Greater China Fund	None $10,001-$50,000
Mike Valentine	Core Growth Fund Global Select Fund U.S. Select Fund	over $1,000,000 over $1,000,000 over $1,000,000

1Mr. Thomas owns $100,001-$500,000, Mr. Unger owns $100,001-$500,000, and Ms. Hoang owns $10,001-$50,000 of the Wasatch Emerging Markets Small Cap CIT, a collective investment trust which is managed by the Advisor in the same style as the Wasatch Emerging Markets Small Cap Fund. Mr. Thomas owns $100,001-$500,000 of the Wasatch Emerging Markets Select CIT, a collective investment trust which is managed by the Advisor in the same style as the Wasatch Emerging Markets Select Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The brokerage practices of the Advisor are monitored quarterly by the Board of Trustees including the Independent Trustees of the Trust.

The Advisor is responsible for selecting the broker or dealer to execute transactions for the Equity Funds and for negotiating and determining any commission rates to be paid for such transactions. The Advisor has no affiliated broker-dealer. The Advisor will seek best execution to have transactions executed at prices that are advantageous to the Equity Funds and at commission rates that are reasonable in relation to the benefits received. The Advisor may consider a number of factors when selecting a broker or dealer to effect a transaction, including its financial strength and stability, its reputation and access to the markets for the security being traded, the efficiency with which the transaction will be effected, and the value of research products and services that a broker lawfully may provide to assist the Advisor in the exercise of its investment decision-making responsibilities. Although the Advisor may use broker-dealers that sell Fund shares to effect transactions

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for the Funds’ portfolios, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities are often purchased or sold from or to dealers serving as market makers for the securities at a net price. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions with dealers consists primarily of dealer spreads (i.e., a spread between the bid and asked prices). On occasion, purchases may also be made from the issuers. Purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter.

If the Advisor believes that the purchase or sale of a security is in the best interest of more than one of its managed accounts (including the Equity Funds, other client accounts, and the Advisor’s proprietary accounts), the Advisor may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. In certain foreign markets, aggregation may occur at the broker level at the instruction of the Advisor. If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be consistent with its fiduciary obligations to its clients.

Conflicts may arise in the allocation of investment opportunities among accounts (including the Equity Funds) that the Advisor manages. The Advisor will seek to allocate investment opportunities believed appropriate for one or more of its accounts equitably and consistent with the best interests of all accounts involved; however, there can be no assurance that a particular investment opportunity that comes to the Advisor’s attention will be allocated in any particular manner.

From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to the accounts the Advisor manages (including the Equity Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis. The Equity Funds also expect that securities will be purchased at times in underwritten offerings (such as IPOs) where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concessions or discount. On occasion, purchases may also be made from the issuers.

The Trust’s Board of Trustees has authorized the Advisor to pay a broker who provides research services commissions that are competitive with, but that are higher than, the lowest available rate that another broker might have charged, if the Advisor determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided. The provision of such services in exchange for brokerage business is commonly referred to as a “soft-dollar” transaction. Payment of higher commissions in exchange for research services seek to be made in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and other applicable state and federal laws. Section 28(e) of the 1934 Act defines “research” as, among other things, advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Some of the soft dollar research provided to the Advisor is from broker-dealers who provide their own proprietary research services. These brokers “bundle” trade execution services and research services into the total cost of the commission (i.e., “bundled commissions”). The types of services the Advisor receives from proprietary research brokers may include, among other things: (1) access to research analysts at the broker and reports generated by the analysts who follow companies in which the Advisor is interested in investing; (2) coordinating meetings or calls with management teams of companies in which the Advisor is interested in investing; (3) coordinating trips for the Advisor research members to visit companies, often in foreign jurisdictions; and (4) providing attendance at conferences sponsored by brokers where companies present to potential investors such as the Advisor. Although brokers may help coordinate trips and meetings with corporate executives, analysts or other personnel of companies in which the Advisor may be interested in investing, or may arrange for the Advisor’s attendance at certain conferences or seminars, expenses for travel associated with these trips or attending these conferences or seminars are paid by the Advisor out of its own resources. The other type of soft dollar research provided to the Advisor is through unbundled commissions, where trade execution services and research services are provided by two separate parties. This flexibility allows the Advisor to select the research services it feels are the most

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valuable to its research process and in turn most beneficial to its clients. Research products and services provided to the Advisor by third party research providers may include, among other things, databases, data services, software and publications that provide access to and/or analysis of company, market and statistical data and proprietary research and analysis. At times the Advisor may receive certain products and services which provide both research and non-research or administrative assistance (“mixed-use”) benefits, for example, software which is used for both portfolio analysis and account administration. In these instances, the Advisor seeks to make a reasonable allocation as follows: the portion of such service of specific component which provides assistance to Advisor in its investment decision-making responsibilities is obtained from the broker-dealer with commissions paid on client portfolio transactions (including the Funds), while the portion of such services or specific component which provides non-research assistance is paid by the Advisor with its own resources.

The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Trust. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Equity Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.

HIMCo is responsible for selecting the broker or dealer to execute transactions for the U.S. Treasury Fund and for negotiating the “net price” to be paid for such transactions. Bond trades made by HIMCo are typically done on a “net price” basis. The majority of bond trades are done with primary government dealers. Although explicit brokerage commissions are not paid on these transactions, purchases from dealers serving as market makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). Occasionally, due to the large size of HIMCo’s treasury positions and volatile intra day market conditions, it is sometimes necessary to execute trades in a manner that is not disruptive to overall markets, and therefore, harmful to clients. Under these conditions, HIMCo may deal with a non-primary dealer. Although HIMCo seeks to execute a transaction at the same price for all participating accounts, it is possible that all accounts may not receive the same pricing. HIMCo will seek best execution under the circumstances of each trade for the U.S. Treasury Fund. HIMCo has no affiliated broker-dealer.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year.

During the fiscal year ended September 30, 2023, the Funds did not acquire securities of the Funds’ regular broker dealers or the parents of such firms.

During the fiscal years ended September 30, 2023, 2022, and 2021, the following Funds paid the following brokerage commissions on agency transactions as set forth in the table below.

Name of Fund	2023	2022	2021
Core Growth Fund	$974,181	$859,755	$817,304
Emerging India Fund	409,096	572,764	429,600
Emerging Markets Select Fund	259,648	762,179	245,469
Emerging Markets Small Cap Fund	343,524	632,065	375,459
Frontier Emerging Small Countries Fund	42,572	80,622	75,320
Global Opportunities Fund	77,302	141,118	102,617
Global Select Fund	4,729	8,539	15,806
Global Value Fund	97,494	110,418	92,433
Greater China Fund[1]	10,525	36,953	29,068
International Growth Fund	605,868	657,412	787,902
International Opportunities Fund	376,968	654,647	689,257
International Select Fund	3,972	4,993	10,775
Long/Short Alpha Fund[2]	66,389	47,807	—
Micro Cap Fund	1,021,550	1,395,184	1,095,085
Micro Cap Value Fund	586,542	593,282	740,572

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Name of Fund	2023	2022	2021
Small Cap Growth Fund	954,791	941,202	833,228
Small Cap Value Fund	858,941	1,098,985	958,937
Ultra Growth Fund	745,447	1,109,576	1,044,835
U.S. Select Fund[3]	2,131	1,255	—
U.S. Treasury Fund	90,124	—	—

1The Greater China Fund commenced operations on November 30, 2020.

2The Long/Short Alpha Fund commenced operations on October 1, 2021.

3The U.S. Select Fund commenced operations on June 13, 2022.

The changes in brokerage commissions are the result of changes in asset levels and the turnover rates of some of the Funds.

During the fiscal year ended September 30, 2023, the following Funds paid brokerage commissions which included payments for proprietary and third party research services. In addition to showing the amounts paid for execution, proprietary and third party research services, the chart shows the total amount spent on research by each Fund as a percentage of Fund assets. The amount of such transactions and related commissions were as follows:

Fund Name	Transaction Amount (USD)	Total Commissions Paid (USD)	Commissions Retained for Execution Services (USD)	Commissions Retained by Broker for Proprietary Research (USD)	Commissions Paid to Third Parties Research Providers (USD)	Average Net Assets (USD)	Percentage of Assets Spent on Research

Core Growth Fund	1,998,048,830	974,181	484,927	160,680	328,573	2,992,494,958	0.016%

Emerging India Fund	295,861,226	409,096	282,474	116,820	9,801	490,886,497	0.026

Emerging Markets Select Fund	198,238,002	259,647	158,364	63,594	37,689	429,408,227	0.024

Emerging Markets Small Cap Fund	232,542,084	343,463	228,607	44,472	70,385	364,514,057	0.032

Frontier Emerging Small Countries Fund	30,037,953	42,587	27,873	8,814	5,900	35,465,761	0.041

Global Opportunities Fund	111,018,099	77,295	43,872	11,580	21,843	181,480,414	0.018

Global Select Fund	7,218,473	4,730	2,879	872	978	14,341,964	0.013

Global Value Fund	128,329,477	97,514	52,407	20,057	25,051	144,451,775	0.031

Greater China Fund	6,061,434	10,526	6,816	3,109	600	5,355,182	0.069

International Growth Fund	533,124,593	605,868	354,639	129,748	121,482	551,617,309	0.046

International Opportunities Fund	291,279,462	376,905	209,868	85,234	81,804	363,114,513	0.046

International Select Fund	4,324,957	3,972	2,119	517	1,337	5,285,679	0.035

Long Short Alpha Fund	77,759,650	66,389	50,750	2,784	12,856	27,266,387	0.057

Micro Cap Fund	814,071,921	1,021,543	561,654	125,810	334,080	628,703,811	0.073

Micro Cap Value Fund	369,592,799	586,542	355,702	76,967	153,873	301,477,211	0.077

Small Cap Growth Fund	1,300,622,355	954,791	464,699	119,870	370,222	2,128,064,700	0.023

Small Cap Value Fund	1,900,107,975	858,941	421,357	169,712	267,871	1,327,287,392	0.033

Ultra Growth Fund	903,837,977	745,447	359,852	92,074	293,521	1,361,827,287	0.028

U.S. Select Fund	11,220,946	2,131	1,168	257	707	8,932,498	0.011

U.S. Treasury Fund	79,986,933	-	-	-	-	283,152,582	-

*Bundled commission have been unbundled to reflect an estimated amount paid for the research services and separately for the execution services.

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OTHER INFORMATION

Wasatch Funds is a business trust organized under Massachusetts law and it is a successor in interest to Wasatch Funds, Inc., which was incorporated under Utah law on November 18, 1986 and reincorporated as a Minnesota corporation in January 1998. Wasatch Funds is an open-end, registered management investment company under the 1940 Act.

The Board of Trustees of the Trust is authorized to divide shares of the Trust into an unlimited number of one or more series, which may be further divided into classes of shares. Under the Declaration of Trust, the number of authorized shares of each series and the number of shares of each series that may be issued shall be unlimited. Shares may be issued from time to time on such terms as the Trustees may deem advisable. The Trust shall have the right to refuse to issue shares at any time and for any reason or for no reason whatsoever.

The Trustees may divide or combine any issued or unissued shares of any series into a greater or lesser number; classify or reclassify any issued or unissued shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable without shareholder consent. In addition, the Trustees shall have the full power and authority to establish additional series and classes of shares in the future, to change those series or classes and to determine the designations, rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a series or class established by the Trustees or redesignate any of the series or classes without any action or consent of shareholders.

Rule 18f-3 under the 1940 Act permits open-end investment companies to issue multiple classes of shares, subject to certain conditions including that the investment company’s board of directors/trustees approve a written plan setting forth the separate arrangement and expense allocation of each class and any related conversion features or exchange features.

Currently, there are 20 series of the Trust authorized and outstanding. Consistent with the authority in the Declaration of Trust and Rule 18f-3, the Board has approved a multi-class plan (the “Multi-Class Plan”) pursuant to which the Board has established and designated two classes for each Fund, known as Institutional Class shares and Investor Class shares. The number of authorized shares of each class is unlimited. All series of the Trust except the U.S. Treasury Fund currently offer Institutional Class shares as well as Investor Class shares. Under the Multi-Class Plan, each class of shares of a Fund shall represent interests in the same portfolio of investments of such series and, except as otherwise set forth in the Multi-Class Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as set forth therein; (ii) the exclusive right of each class of shares to vote on matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; (iii) such differences related to eligible investors as may be set forth in the prospectus and statement of additional information of the series, as amended or supplemented from time to time; (iv) the designation of each class of shares; and (v) conversion features. The Investor Class and the Institutional Class are each sold at NAV, are not subject to a 12b-1 distribution or service fee, may be offered by the Fund or through certain broker-dealers with a shareholder servicing relationship with the Trust or Advisor and may reimburse the Funds’ Advisor, distributor or other service parties for shareholder servicing or sub-transfer agency services in amounts calculated in a manner approved from time to time by the Board of Trustees. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. Income, realized and unrealized capital gains and losses, and any expenses of a Fund (other than “Class Expenses” as defined below), shall be allocated to each class of the Fund, as applicable, on the basis of the net asset value of that class in relation to the net asset value of the Fund after such net asset value is adjusted for the prior day’s capital share transactions. Expenses subject to this allocation include expenses incurred by the Trust that are not attributable to any particular Fund or to a particular class of shares of a Fund and expenses incurred by a Fund that are not attributable to any particular class of shares of a Fund (such as fees and expenses relating to the custody of the assets of a Fund and investment advisory fees and other expenses relating to the management of a Fund’s assets). Expenses that are attributable to a specific class of shares of a Fund (“Class Expenses”), shall be allocated to such class to the extent practicable. There are no conversion, preemptive or other subscription rights, except that shares of the Institutional Class, if available, held by any shareholder who is no longer eligible to hold such shares may be converted at the discretion of the Board or any authorized Fund officer, to shares of a class in the same Fund in which the shareholder is eligible on the basis of the relative net asset values of the purchase class and target class without the imposition of any sale load, fee or other

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charge, subject to prior notice. Shares of a class of a Fund may be exchanged for shares of the same class of another fund of the Trust, provided the shareholder meets the minimum purchase requirements of the Fund into which the shareholder is exchanging and subject to any applicable redemption fee. Similarly, shareholders of a class of shares of a Fund of the Trust who are eligible to hold shares of another class in the same Fund or another series of the Trust may exchange their shares for the other class on the basis of relative net assets provided the shareholder meets the minimum purchase requirements and any other eligibility requirements for the Fund being purchased and subject to any applicable redemption fee. For federal income tax purposes, an exchange between different funds may constitute a sale or purchase of shares and result in a capital gain or loss and be a taxable event. An exchange between classes of shares of the same fund may not be considered a taxable event. Shareholders should consult their own tax advisor for further information. As noted above, the Board of Trustees has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof. The Board of Trustees may also from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class of a series that have been established by the Trustees; divide or combine the issued or unissued shares of any class of a series into a greater or lesser number; classify or reclassify any issued or unissued shares of any class of a series into one or more classes of such series; combine two or more classes of a series into a single class of such series; terminate any one or more classes of shares; in each case without any action or consent of the shareholders.

Shareholders have the power to vote on the election or removal of Trustees to the extent and as provided in the Declaration of Trust and on any additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and a fractional share shall be entitled to a proportionate fractional vote. Cumulative voting is not permitted in the election of Trustees or on any other matter submitted to a vote of the shareholders. On any matter submitted to a vote of the shareholders of the Trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Each share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets, as defined in the Declaration of Trust, are allocated to such series), and shall be entitled to receive its pro rata share of the net assets of the series upon liquidation of the series as set forth in the Declaration of Trust. The shareholders shall not, as such holders, have any right to acquire, purchase, or subscribe for any shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by the Trust or Trustees. The Declaration of Trust provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally responsible for the obligations of the Trust under the terms set forth in the Declaration of Trust. More specifically, the Declaration of Trust provides that in case any shareholder or former shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust or series arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust or applicable series shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Trust or applicable series and satisfy any judgment thereon.

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The Declaration of Trust includes provisions establishing a process to permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its shareholders as a result of spurious demands and derivative actions. The Declaration of Trust provides that no shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor unless several specific conditions are satisfied. Additionally, the Declaration of Trust provides that a complaining shareholder whose demand is rejected by a majority of the Independent Trustees upon determining that a suit would not be in the best interests of the Trust shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose, and that a shareholder who commences or maintains a derivative action in violation of the requirements of the Declaration of Trust addressing derivative actions shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with such requirements. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the shareholder(s) who commenced the action.

The Trust is not required to hold annual shareholder meetings. A meeting of shareholders shall be called whenever ordered by (i) a majority of Trustees then in office, (ii) the Chairperson of the Board or (iii) the President of the Trust. Meetings of shareholders of the Trust or of any series or class shall be called by order of the Trustees upon written request of shareholders holding shares representing in the aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at that meeting to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders during the preceding 12 months.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the NAV (a Fund’s share price) are fully disclosed in the Prospectus. A Fund’s portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available if that quotation is a quoted price (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date provided that the quotation will not be readily available if it is not reliable. Readily available market quotations primarily are provided by independent pricing services. Market value for equity securities is generally determined on the basis of (i) the official close price if the market provides an official close price, (ii) if the official close price is unavailable, the last quoted sale price from the exchange or market on which the securities is primarily traded, (iii) if (i) or (ii) are unavailable, the mean between the last bid and ask on the primary exchange or market as provided by a pricing service or (iv) if (i), (ii) or (iii) are unavailable, the previous trading day’s price as provided by a pricing service.

Investments for which market quotations are believed to be inaccurately stated, considered unreliable or otherwise determined to no longer have a readily available market quotation are valued at fair value pursuant to Rule 2a-5 under the 1940 Act. Rule 2a-5 under the 1940 Act requires the fair valuation of all portfolio investments for which market quotations are not readily available. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as its valuation designee for all portfolio investments, subject to its oversight. The Advisor shall carry out its designated responsibilities as Valuation Designee through its pricing committee. Valuing a Fund’s assets using fair value pricing introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may differ from current market valuations. It is possible that these valuations could be materially different from the value the Fund realizes upon the sale of an instrument.

Fair value determinations are made in accordance with procedures adopted by the Advisor and Funds, subject to oversight by the Board. Securities which may be fair valued generally include, but are not limited to, debt investments, investments in private companies, private investments in public companies (“PIPEs”), commitments to invest in a future PIPE, warrants, securities whose trading has halted or has not traded over the previous 5 days and rights and similar instruments. In fair valuing securities, the Valuation Designee may use fair value factors provided by an independent pricing service to the prices provided by the pricing services for each security and consider any market events occurring subsequent to the close

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of each market or activity that would likely affect the value of the security. For the Funds to use a fair value factor, the factor must have a certain confidence interval level. Fair value factors meeting the confidence interval level will be applied to the Funds each day.

Pursuant to these procedures, debt securities with a remaining maturity greater than sixty (60) days generally shall be valued in accordance with the evaluated bid price provided by a pricing service. Debt securities with a remaining maturity of sixty (60) days or less at the time of purchase generally shall be valued by the amortized cost method (i.e., valuation at acquisition cost increased each day by an amount equal to the daily accretion of the discount or amortization of premium) unless it is determined that the amortized cost method would not represent fair value, in which case the securities may be marked to market. Certain securities may not be able to be priced by pre-established pricing methods. Further, the Valuation Designee may change a selected methodology if a different methodology is equally or more representative of the fair value of Fund investments. Securities denominated in foreign currencies are converted to U.S. dollars at the prevailing currency exchange rate as quoted by a pricing service.

The Funds’ portfolio securities are valued (and NAV per share is determined) as of the regular close of trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NAV will not be calculated when the NYSE is closed (scheduled or unscheduled), or on holidays the NYSE observes, including: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holidays are subject to change without notice. The NYSE may close early on the day before each of these holidays and on the day after Thanksgiving and Christmas.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund’s NAV next determined after your instructions are received in “good order” by the Transfer Agent or by your registered securities dealer. Since a Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when Fund shares are not priced, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of a Fund’s shares will be suspended during any period when the determination of its NAV is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

The Funds will deduct a fee of 2.00% from redemption proceeds on shares held 60 days or less subject to certain exceptions. This redemption fee is paid directly to the applicable Fund and is intended to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. If a shareholder bought shares on different days, the shares held longest will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds’ transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

The redemption fee does not apply: (i) to shares that were acquired through reinvestment of dividends and/or capital gains, redeemed through the Systematic Withdrawal Plan or in the event of any involuntary redemption and/or exchange transactions (including those required by law or regulation, a regulatory agency, a court order, or as a result of the liquidation of a Fund by the Board of Trustees); (ii) to shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; (iii) to shares redeemed from a shareholder account for which the identity of the shareholder, for purposes of complying with anti-money laundering (“AML”) laws, could not be determined within a reasonable time after the account was opened; (iv) to shares redeemed through an automatic, nondiscretionary rebalancing or asset allocation program; (v) to shares redeemed due to a disability as defined by the IRS requirements; (vi) to shares redeemed due to death for shares transferred from a decedent’s account to a beneficiary’s account; (vii) in the event of a back office correction made to an account to provide a shareholder with the intended transaction; (viii) to shares redeemed in a distribution due to a hardship as defined by the IRS; (ix) in the event of the following transactions: a distribution taken from a defined contribution terminated employee account, a plan distribution of non-vested participant balance in a defined contribution account, a distribution taken from a defined contribution plan to provide a participant with a loan against the account, or an amount contributed to a defined contribution plan exceeding the maximum annual contribution limit; and (x) to shares gifted from one shareholder account to another shareholder account, assuming the age of the gifted shares is greater than 60 days. The redemption fee may be waived for certain wrap accounts and for omnibus accounts held by financial

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intermediaries with systems that are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans). The redemption fee may be waived by the Funds’ officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds’ officers will be disclosed to the Funds’ Board of Trustees at its next regularly scheduled quarterly meeting. The Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

Certain investors may exchange their shares of the Funds for Automated Class shares of the Federated Hermes Prime Cash Obligations Fund (the “Money Market Fund”), as provided in the Prospectus. UMBFS, in its capacity as Transfer Agent for the Funds, receives a service fee from the Money Market Fund at the annual rate of 0.10% of the average daily net asset value of shares exchanged from a Fund into the Money Market Fund. The Advisor receives a fee from the investment advisor of the Money Market Fund for certain administrative and recordkeeping services. The Money Market Fund is advised by Federated Investment Management Company (and not by the Advisor). The Money Market Fund and its advisor are not affiliated with the Wasatch Funds or its Advisor.

The Funds have authorized one or more brokers and other institutions (collectively “financial institutions”) to accept on their behalf purchase and redemption orders. Such financial institutions are authorized to designate agents to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized financial institution or its authorized designee accepts the order. Customer orders will be priced at each respective Fund’s NAV next computed after they are accepted by a financial institution or its authorized designee.

In addition to service and transfer agency fees paid by the Funds and described in the Prospectus and elsewhere in this Statement of Additional Information, the Advisor may compensate certain financial intermediaries (which may include broker-dealers, banks, third-party recordkeepers, and other industry professionals) to provide certain services to the Funds and the Funds’ shareholders in lieu of the Funds’ transfer agent (including account maintenance and shareholder servicing; “Sub-TA services”), and for the sale and/or distribution of the Funds shares. Depending on the share class, the Funds may reimburse the Advisor for the amounts paid for Sub-TA services. To the extent the Advisor pays for sales or distribution of Fund shares, it does so out of its profits. The Advisor’s compensation out of its profits is referred to as “revenue sharing.” Examples of revenue sharing payments include, but are not limited to, payments to financial intermediaries for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial intermediary’s sales force; granting the Advisor access to the financial intermediary’s conferences and meetings; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based on one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial intermediary, or other factors as agreed to by the Advisor and the financial intermediaries or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, by agreement with the financial intermediary, from time to time. The revenue sharing payments may be substantial, and may be different for different financial intermediaries. Such payments may provide an incentive for a financial intermediary to make shares of the Funds available to its customers, recommend Fund shares to its customers and may allow the Funds greater access to the financial intermediary’s customers. The revenue sharing payments that come from the Advisor’s profits do not change the price paid by shareholders for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, revenue sharing payments are not a Fund or shareholder expense, and, as such, are not reflected in the fees or expenses listed in the fee and expense table section of the Funds’ Prospectus or described in this Statement of Additional Information.

If one mutual fund sponsor provides greater financial assistance than another, your financial advisor may have an incentive to recommend one mutual fund complex over another. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by Wasatch Funds and/or the Advisor and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial advisor at the time of purchase. Investors may wish to take into account intermediary payment arrangements when considering and evaluating recommendations relating to Fund shares.

As of December 31, 2023, the following intermediaries have entered into agreement with the Advisor to receive such additional payments:

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Ascensus, Inc.
ADP Broker-Dealer, Inc.
Ameriprise Financial Services, LLC
Benefit Plan Administrative Services
BMO Harris Bank, N.A.
CPI Qualified Plan Consultants, Inc.
Charles Schwab & Co., Inc.
Edward D. Jones & Co., L.P.
Empower Financial Services
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
GWFS Equities, Inc.
Hewitt Associates LLC
John Hancock Trust Company
Lincoln Retirement Services Company, LLC
LPL Financial LLC
Massachusetts Mutual Life Insurance Company
MSCS Financial Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services, Inc.

Nationwide Investment Services Corp.
Newport Retirement Services, Inc.
Pershing LLC
PNC Investments, LLC
Principal Life Insurance Company
Prudential Insurance Company of America, The
Raymond James Financial Services, Inc.
RBC Wealth Management, Inc.
Reliance Trust Company
Standard Insurance Company
T. Rowe Price
TD Ameritrade Inc.
TIAA-CREF Individual & Institutional Services
UBS Financial Services, Inc.
U.S. Bank, N.A.
Valic Retirement Services Company
Vanguard Group, Inc.
Vanguard Marketing Corporation
Voya Financial Partners, LLC
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services, LLC

The Advisor may enter into new agreements with financial intermediaries, amend agreements, or terminate agreements at any time without the approval of or notice to the Funds’ Board of Trustees.

The Trust has filed a notification of election under Rule 18f-1 of the 1940 Act, committing to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of: (1) $250,000 or (2) 1% of the NAV of the Fund at the beginning of such election period.

The Funds also intend to pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. Subject to the above election under Rule 18f-1, the Funds have reserved the right to redeem securities in-kind. Although the Funds have reserved the right to redeem securities in-kind (subject to the above election), the Funds do not anticipate redeeming shares in-kind on a regular basis but rather the primary drivers for the Funds to elect to redeem shares on an in-kind basis is the amount of redemption (i.e., a large redemption is more likely to be redeemed in-kind) as well as market stresses (certain market stresses could reduce the liquidity of Fund investments which may increase the likelihood of a redemption on an in-kind basis). In this situation, subject to certain exceptions, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Any shortfall in the value of securities distributed and the value of Fund shares redeemed shall be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to the shareholder as part of a redemption in-kind may be subject to market risk. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share NAV used in valuing the Funds’ shares tendered for redemption. This distribution will be treated as a sale for federal income tax purposes and the shareholder will generally recognize gain or loss, generally based on the value of securities at the time and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

The method of computing the offering price of a Fund’s shares is net assets divided by shares outstanding which equals NAV per share (offering and redemption price). To illustrate the method of computing the offering price of shares, below is an example of an offering price per share for a fund:

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Net Assets	Divided by ÷	Shares Outstanding	Equals =	Net Asset Value Per Share (Offering & Redemption Price)
$1,381,026,568		33,616,329		$41.08

Eligible Investments into Closed Funds

As described below, the Advisor may take action to periodically close or limit inflows into certain Wasatch Funds to control asset levels. Information on eligible investments in Funds closed to new investors and to new investors and existing shareholders can be found below and on Wasatch Funds’ website at wasatchglobal.com. The Advisor will seek to post information related to Fund closings or reopenings on the Funds’ website at least two weeks prior to the effective date. With regard to closed Funds, below are examples of actions the Advisor or the Funds may take to control asset levels, to employ a Fund’s investment strategies, or in an effort to achieve the Funds’ investment objectives. Furthermore, each Fund reserves the right to reject any trade, whether direct or through an intermediary, if it determines that such trade or order is not in the best interests of the Fund or its shareholders.

Closing a Fund

The Advisor or a Fund may take action to periodically close (“hard close”) or limit inflows into (“soft close”) a Fund to protect the Fund’s investment objective. For example, the Advisor or the Fund may:

•

Permit only existing shareholders to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•	Limit the ability to open new accounts through intermediary channels.
•	Limit shareholders’ ability to add to their accounts through the Automatic Investment Plan (“AIP”) or increase the AIP amount.
•

Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans, and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants.

•	Limit the ability of intermediaries and financial advisors to purchase shares for new and existing clients.
•	Prohibit new purchases by existing shareholders and new investors.
•	Limit exchange privileges.

Please see the Funds’ website (wasatchglobal.com) for additional information regarding any investments permitted in Funds that have been hard or soft closed.

FEDERAL TAX STATUS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe the shareholder’s situation if the shareholder is a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe a shareholder’s state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Trust. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the Federal income tax treatment of assets to be invested in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Reference is made to “Dividends, Capital Gain Distributions and Taxes” in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If

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a Fund meets the federal tax requirements for so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its investment company taxable income and realized net capital gains.

Each Fund intends to pay shareholders distributions, if any, from net investment income and any net capital gains it has realized. These distributions will generally be taxable, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account, in which case the tax may be deferred).

Capital loss carryforwards are available in certain circumstances to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-2011 taxable years, which carry an expiration date. As a result of this ordering rule, pre-2011 capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2023 are as follows:

	Non-Expiring
	Short Term	Long Term
Core Growth Fund	$32,334,969	—
Emerging Markets Select Fund	45,411,144	3,923,721
Emerging Markets Small Cap Fund	1,490,760	—
Frontier Emerging Small Countries Fund	96,160,025	7,354,242
Global Opportunities Fund	917,211	—
Global Select Fund	1,458,136	123,160
Global Value Fund*	23,782,581	135,644,716
Greater China Fund	2,780,306	1,306,755
International Growth Fund	960,145	—
International Opportunities Fund	37,354,855	—
International Select Fund	501,571	501,829
Long/Short Alpha Fund	—	87,209
Micro Cap Fund	123,569,394	—
Micro Cap Value Fund	39,391,606	4,160,249
Small Cap Growth Fund	149,544,835	111,547,750
Ultra Growth Fund	116,902,186	—
U.S. Select Fund	45,685	—
U.S. Treasury Fund	20,196,523	58,319,897

*The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Distributions paid from a Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Currently, ordinary income is subject to graduated stated federal tax rates as high as 37%; qualified dividend income is generally subject to a maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Each Fund will report the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the IRS will qualify for qualified dividend treatment when paid out to investors. The use of the long/short strategy by the Long/Short Alpha Fund may reduce the amount that would otherwise be treated as qualified dividends. In addition, some portion of the dividends on your shares that are attributable to dividends received by a Fund from REIT shares may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

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Distributions from a Fund’s net short-term capital gains are generally taxable as ordinary income. Distributions from a Fund’s long-term capital gains, if any, are generally taxable as long-term capital gains, regardless of how long the shares have been held. Long-term capital gains are generally currently subject to a maximum marginal stated federal tax rate of 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). In certain cases (for example, with some capital gains attributable to REIT shares) a higher rate applies. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Income from the Funds may also be subject to a 3.8% “Medicare tax”. This tax generally applies to a shareholder’s net investment income if a shareholder’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes, subject to various loss non-recognition rules. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

To the extent a Fund invests in REITs, the REITs in which a Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, a Fund may pay a return of capital distribution to shareholders by distributing more cash than its current or accumulated earnings and profits. The cost basis of shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when the shares are sold. To the extent such a distribution exceeds a shareholder’s cost basis in the shares, a shareholder generally will be treated as realizing a taxable gain from the sale or exchange of shares. The actual composition for tax reporting purposes will depend on the year end tax characterizations of dividends paid by certain securities held by the Funds and tax regulations.

Each Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish his/her Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If a Fund invests in zero coupon bonds or other bonds issued at a discount upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price,” as those terms are defined in the Code. Similarly, if a Fund acquires an already issued zero coupon bond at a discount from another holder, the bond will have original issue discount in the Fund’s hands, equal to the difference between the “adjusted issue price” of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its

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stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If a Fund invests in TIPS (or other inflation-indexed debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities (or other U.S. Treasury obligations) that are in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or other bonds issued at a discount, TIPS or stripped U.S. Treasury obligations may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Each Fund’s transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund’s assets to be invested in various countries is not known. Any amount of taxes paid by a Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of a Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, and the ability of a shareholder to take advantage of the foreign tax deduction or credit is subject to a number of requirements and limitations. Each shareholder will be notified whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax.

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its annual gross income for a taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or (2) it holds an average of at least 50% of its assets in investments producing (or held for the production of) such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and additional interest charges on some of the “excess distributions” received

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from the PFIC or on some of the gain from the sale of stock in the PFIC, even if all income or gain actually received by a Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of stock in a PFIC will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gains. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections are available that would ameliorate tax consequences, but such elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income.

Because application of PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stocks, as well as subject a Fund itself to tax on certain income from PFIC stocks, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, in order to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid the imposition of the 4% excise tax, a Fund may be required to liquidate other investments, including when it may not be advantageous for the Fund to liquidate such investments, which may accelerate the recognition of gains. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.” In addition, it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation; therefore, a Fund may incur the tax and interest charges described above in some instances.

If a shareholder is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for Federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

A distribution from a Fund that is properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to, and the gross proceeds from dispositions of shares by, certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

Distributions to, and the gross proceeds from disposition of shares by, non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), that do not provide certain certifications and information about the entity’s U.S. owners, may also be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on

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payments of gross proceeds from dispositions. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

For securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for securities that are not “covered.” The Funds and their service providers do not provide tax advice. Shareholders should consult independent sources, which may include a tax professional, with respect to any decisions that a shareholder may make with respect to choosing a cost basis method.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each shareholder’s Consolidated Form 1099 when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Each Fund has chosen average cost as its standing (default) cost basis method for all shareholders. A cost basis method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing cost basis method is the method covered shares will be reported on your Consolidated Form 1099 if the shareholder does not select a specific cost basis method. Shareholders may choose a method different from each Fund’s standing method and will be able to do so at the time of their purchase or upon the sale of covered shares. Shareholders should refer to the appropriate IRS regulations or consult their tax advisor with regard to their personal circumstances.

MATTERS RELATED TO INDIA

In India, income arising to Foreign Portfolio Investors (“FPIs”) from the sale, transfer or redemption of securities is classified as capital gains. The capital gains are classified into long term and short term depending upon the period of holding as well as type of securities. The threshold period for classifying the gains into long term or short term is one year for listed securities and units of equity oriented mutual funds. For unlisted shares, such threshold period is two years and for all other unlisted securities, it is three years. The long term capital gains are taxed at 10% plus surcharges for all securities. The short term capital gains arising from equity shares, units of equity oriented mutual funds/real estate investment trusts/infrastructure investment trusts are taxable at 15% plus surcharges provided the transactions are chargeable to securities transaction tax. All other short term capital gains (arising to FPIs) are taxable at 30% plus surcharges. The capital gains tax is computed on net realized gains. In arriving at the net realized gains, the short term capital losses can be offset against short term as well as long term capital gains. However, long term capital losses can only be offset against long term capital gains. Any unutilized losses in an year can be carried forward for a period of up to eight years to offset future gains with the same restriction i.e. long term capital losses can be offset only against long term capital gains whereas short term capital losses can be offset against both short term as well as long term capital gains. Until March 31, 2020, dividends were exempt from tax in the hands of shareholders since the Indian companies were required to pay dividend distribution tax (DDT) upon payout of dividends.

Effective April 1, 2020, DDT has been abolished and the dividends are taxable in the hands of shareholders. For FPIs and other foreign investors, dividends are subject to withholding tax at 20% plus surcharges. Where an FPI or any other foreign investor is a resident of a country whose tax treaty with India provides for a lower tax rate on dividend than Indian withholding tax rate of 20% plus surcharge, such FPI or other foreign investor can reclaim the excess tax withheld (by the Indian company) in its annual tax return. India levies a tax on interest received on units of business trust at a rate of 5% plus surcharges and all other securities at 20% plus surcharges. Where an FPI or any other foreign investor is a resident of a country whose tax treaty with India provides for a lower tax rate on interest, than Indian withholding tax can be made at such lower rates as prescribed in the tax treaty subject to furnishing of certificate of residence and few other forms/ documents as required by the Indian company withholding taxes. The tax on capital gains, dividends, and interest is withheld/imposed on the investor and payable prior to repatriation of proceeds out of India. Any taxes paid in India by a Fund on realized gains may be available to be included in the calculation of the Fund’s foreign tax credit that may be passed through to shareholders via Form 1099-DIV. Taxes incurred on gains may lower, to a larger extent, the total return of that Fund as proceeds from sales of securities are reduced by the amount of the tax.

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REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Institutional Class and Investor Class shares of the Funds, including the notes thereto, dated September 30, 2023 have been audited by PwC, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Funds’ annual report, dated September 30, 2023. The information under the caption “Financial Highlights” appearing in the Funds’ Prospectus for the Institutional Class and Investor Class shares, dated January 31, 2024, shows each Fund’s financial performance for the Institutional Class, if applicable, and Investor Class shares for the past five years (or, if shorter, the period of such Fund class’s operations) through September 30, 2023. Such financial statements and financial highlights are incorporated by reference herein in reliance upon the report of PwC, an independent registered public accounting firm, given the authority of said firm as an expert in accounting and auditing.

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APPENDIX A

S&P Global Ratings (“S&P”)—A brief description of the applicable S&P’s rating symbols and their meanings (as published by S&P) follows:

Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for

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example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-): Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR	This indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Corporate Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

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Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Ratings

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

Wasatch Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Wasatch Funds Trust (the “Trust”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios (each, a “Fund,” collectively, the “Funds”):

I.	Policy

It is the policy of the Board of Trustees of the Trust (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Wasatch Advisors, Inc. (the “Advisor”). The Advisor may retain one or more independent service providers to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research and recommendations on proxy issues, provided however that the Advisor will make the decision as to how proxies should be voted consistent with the Advisor’s policies and this policy.

II.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Advisor, to which authority to vote on behalf of the applicable Funds is delegated, acts as a fiduciary to the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.         Review of Advisor’s Proxy Voting Policy and Procedures. The Advisor shall present to the Board its policy, guidelines and procedures for voting proxies at least annually and must notify the Board promptly of material changes to this document.

B.         Voting Record Reporting. No less than annually, the Advisor shall report to the Board a record of each proxy voted which deviated from its Proxy Voting Policy, Guidelines and Procedures with respect to portfolio securities of the applicable Funds during the year. With respect to those proxies of the Funds that the Advisor has identified as involving a material conflict of interest1, the Advisor shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period ended June 30 on Form N-PX no later than August 31 of each year.

VI.	Disclosures

A.	The Trust shall include in its registration statement:

1 See Wasatch Advisors, Inc.’s Proxy Voting Policy, Guidelines and Procedures, Section III, Conflicts of Interest

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1.      A description of this policy and of the policy and procedures used by the Advisor and any sub-advisor, as applicable, to determine how to vote proxies relating to portfolio securities; and

2.      A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1.      A statement disclosing that a description of the policy and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website; and

2.      A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII.	Review of Policy

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted by Wasatch Funds Trust: November 11, 2009

Amended: January 28, 2009; May 14, 2019 (to eliminate the reference to 1st Source Corporation as Sub-Advisor)

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WASATCH GLOBAL INVESTORS

PROXY VOTING POLICY

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Global Investors (“Wasatch”) has adopted and implemented the following Proxy Voting Policy to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch, our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

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II.	GENERAL GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.
•	Composition of the board and key committees.
•	Stock ownership by directors.
•	Decisions regarding executive pay and director compensation.
•	Corporate governance provisions and takeover activity.
•	Attendance at board meetings.
•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.
•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.
•	Nominees who attend less than 75% of board meetings without valid reasons for absences.
•	Nominees who are party to an interlocking directorship.
•	Efforts to adopt classified board structures.

Wasatch supports diversity on the board of directors. If a company board does not have at least one director that is a member of a diverse gender, racial or ethnic group, then the vote for the nominee for the chair of the nominating committee will be referred to Wasatch to vote on a case- by-case basis.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.
•	The maximum shareholder wealth that would be transferred from the company to executives.
•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

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•	Cash compensation pegged to market capitalization.
•

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.
•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board-recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.
•	To institute share repurchase plans.
•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

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Environmental, Social and Governance Issues

Wasatch believes corporations which act responsibly towards all stakeholders will generally perform better over the long-term. Wasatch will consider Environmental, Social and Governance issues in proxy proposals, but will determine on a case-by-case basis whether the proposals are economically advantageous to shareholders and whether or not to support the issues.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Certain foreign countries require additional documentation in order to permit voting of shares. For example, Wasatch clients are at times required to provide a power of attorney to the local sub-custodian to facilitate Wasatch voting the shares held in the client accounts. While Wasatch will attempt to assist clients in preparing and submitting this documentation, at times Wasatch is unable to vote shares held by some clients in certain foreign countries.

III.	EXCLUSIONS AND EXCEPTIONS

Wasatch has developed the general guidelines to assist us in making decisions about how to vote proposals concerning anticipatable issues. However, we recognize that the general guidelines are not exhaustive and cannot anticipate all of the potential issues, or the facts and circumstances surrounding a particular vote. Although we have general guidelines, in the situations covered below Wasatch may supplement or deviate from them.

Case-by-case Issues

Several of the issues mentioned above in the general guidelines recognize that the proper vote to maximize shareholder value will be dependent upon the facts in the actual situation. These facts cannot be anticipated and will be reviewed on a case-by-case basis with the aim of maximizing shareholder value. In addition, any issues that are not addressed by the foregoing guidelines will be reviewed on a case-by-case basis.

Exceptions

From time to time Wasatch will review an issue that is addressed by the foregoing guidelines and determine that in the specific case it is appropriate to vote against the recommendation provided in the guidelines with the aim of maximizing shareholder value. At these times it is permissible for Wasatch to vote against the general guidelines, but it is required that the rationale behind the deviation from the guidelines is sufficiently documented.

Conflicts of Interest

Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will attempt to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount2 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting

2 Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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proxy votes must disclose that conflict to the Proxy Manager and Compliance and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Compliance.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy.

Private Funds

In addition to its other clients, Wasatch provides investment management services to private investment funds. Every vote made in the private funds will be considered a case-by-case vote. All voting decisions made for the private funds will be made independent of the voting decisions made for other Wasatch clients. In order to ensure this independence, Wasatch will document that different individuals have made these voting decisions independent of one another.

IV.	PROCEDURES

ISS’s Role

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues. ISS tracks which securities are held by Wasatch and receives notice of the proxy votes that these companies send to shareholders. ISS then reviews the Wasatch Proxy Voting Policy and prepares recommendations on how the votes should be cast based on the policy (the “ISS Recommendations”). ISS then provides these recommendations to Wasatch. On matters not adequately covered by the Wasatch Proxy Voting Policy, ISS merely notes these as case-by-case indicating they require additional review by Wasatch. After the ISS Recommendations are provided to Wasatch, the matters are voted by ISS in accordance with the recommendations unless ISS receives instructions from Wasatch to vote otherwise.

Proxy Manager’s Role

Wasatch has designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities. The Proxy Manager sends a proxy meeting calendar to research analysts detailing upcoming shareholder meetings, including an indication whether items are set to be voted per the ISS Recommendations or whether they need additional review and determination by Research. The Proxy Manager then is responsible for ensuring all votes are cast, documenting the basis for voting decisions on any contrary votes or case-by-case votes, and monitoring Wasatch’s proxy voting procedures.

Research Team’s Role

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow and the ISS Recommendation for the proxies. The Research team needs to provide the Proxy Manager with vote recommendations in case-by-case votes and any time they wish to vote contrary to the ISS Recommendation.

Proxy Committee

Wasatch has established a Proxy Committee to oversee the implementation and monitoring of this Policy. The Proxy Committee provides a written report on a regular basis to the Wasatch’s Corporate Governance and Audit Committee as well as the Wasatch Funds Trust’s Board of Directors.

No less than annually, the Proxy Committee shall:

•

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed;
•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general

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functioning of this policy; and
•	Prepare a written report to the Audit Committee with respect to the results of this review.

V.	Recordkeeping, Training and Maintenance

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies;
b)	proxy statements received regarding client securities – Wasatch has delegated the responsibility for maintaining these records to ISS;
c)	records of votes they cast on behalf of clients – Wasatch has delegated the responsibility for maintaining these records to ISS;
d)

any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision – this will generally be the proxy policy and documentation regarding any votes cast contrary to the policy;

e)	Record of the voting resolution of any conflict of interest;
f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;
g)	Training attendance records; and
h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping. Wasatch may also use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Training

At least annually, appropriate personnel will be trained regarding the Proxy Voting Policy. Such training program will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Training may be conducted in person or online, and completion records will be retained for a five-year period.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Undue Influence

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

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VI.	Disclosure to Clients

Interested Clients are encouraged to request information on how Wasatch has voted their proxies. In order to request this information, separate account clients should contact their Client Relations representative. Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Adopted as of September 30, 2004

Amended as of June 8, 2010; March 10, 2015; November 14, 2017; February 25, 2022.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

a-1.

Declaration of Trust of Wasatch Funds Trust (the “Registrant”) dated November 6, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

a-2.

Amendment to Declaration of Trust of the Registrant dated December 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

a-3.

Amended and Restated Designation of Series of Shares Certificate dated January 28, 2011 is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 22, 2012.

a-4.

Designation of Classes Certificate is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

a-5.

Amended and Restated Designation of Series of Shares Certificate is incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 17, 2011.

a-6.

Amended and Restated Designation of Series of Shares Certificate dated August 16, 2012 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

a-7.

Amended and Restated Designation of Classes of Shares effective August 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

a-8.

Amended and Restated Designation of Classes of Shares effective as of April 30, 2015 is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

a-9.

Amended and Restated Designation of Series of Shares dated May 6, 2015 is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

a-10.

Amended and Restated Designation of Series of Shares effective October 31, 2017 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on December 29, 2017.

a-11.

Amended and Restated Designation of Classes of Shares effective October 31, 2017 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 filed with the Commission on December 29, 2017.

a-12.

Amended and Restated Designation of Series of Shares dated September 27, 2018 is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 30, 2018.

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a-13.

Amended and Restated Designation of Series of Shares effective February 12, 2019 is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

a-14.

Amended and Restated Designation of Classes of Shares effective February 12, 2019 is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

a-15.

Amended and Restated Designation of Series of Shares effective August 18, 2020 is incorporated herein by reference to Post-Effective No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

a-16.

Amended and Restated Designation of Classes of Shares effective August 18, 2020 is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

a-17.

Amended and Restated Designation of Series of Shares effective March 23, 2021 is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

a-18.

Amended and Restated Designation of Classes of Shares effective March 23, 2021 is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

a-19.

Amended and Restated Designation of Series and Shares effective February 8, 2022 is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

.

a-20.

Amended and Restated Designation of Classes of Shares effective February 8, 2022 is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

b.

Amended and Restated By-Laws dated June 10, 2020 are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 31, 2020.

c.	Article IV of the Registrant’s Declaration of Trust and Articles V and VI of the Registrant’s Bylaws, are incorporated herein as Exhibits (a)(1), (a)(2) and (b).

d-1.	Amended and Restated Advisory and Service Contract by and between the Registrant and Wasatch Advisors, LP d/b/a Wasatch Global Investors (the “Advisor”) is filed herewith.

d-2.	Amended and Restated Sub-Advisory Agreement by and between the Advisor and Hoisington Investment Management Company is filed herewith.

e.

Distribution Agreement by and between the Registrant and ALPS Distributors, Inc. (the “Distributor”) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 30, 2018.

e-1.

Amendment to Distribution Agreement by and between the Registrant and the Distributor is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

2

e-2.

Amendment to Distribution Agreement by and between the Registrant and the Distributor is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

e-3.

Amendment to Distribution Agreement by and between the Registrant and the Distributor is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

e-4.

Amendment to Distribution Agreement by and between the Registrant and the Distributor is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

f.	None.

g.

Custodian Agreement by and between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

g-1.

Notice to Custodian Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

g-2

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Frontier Emerging Small Countries Fund is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

g-3.

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Emerging Markets Select Fund is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

g-4.

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Global Select Fund and Wasatch International Select Fund is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

g-5.

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of Wasatch Greater China Fund is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

g-6.

Notice to Custodian Agreement by and between the Registrant and State Street on behalf of the Wasatch Long/Short Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

g-7.

Notice to Custodian Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

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h-1.

Administration Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-1(a).

Amended Schedule A to Administration Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2014.

h-1(b).

Notice to Administration Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

h-1(c).

Notice to Administration Agreement by and between the Registrant and State Street on behalf of Wasatch Greater China Fund is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

h-1(d).

Notice to Administration Agreement by and between the Registrant and State Street on behalf of the Wasatch Long/Short Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

h-1(e).

Notice to Administration Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

h-2.

Investment Accounting Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-2(a).

Notice to Investment Accounting Agreement by and between the Registrant and State Street incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

h-2(b).

Notice to Investment Accounting Agreement by and between the Registrant and State Street on behalf of Wasatch Frontier Emerging Small Countries Fund is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

h-2(c).

Notice to Investment Accounting Agreement by and between the Registrant and State Street on behalf of Wasatch Emerging Markets Select Fund is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

h-2(d).

Notice to Investment Accounting Agreement by and between the Registrant and State Street on behalf of Wasatch Global Select Fund and Wasatch International Select Fund is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

h-2(e).

Notice to Investment Accounting Agreement by and between the Registrant and State Street on behalf of Wasatch Greater China Fund is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

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h-2(f).

Notice to Investment Accounting Agreement by and between the Registrant and State Street on behalf of the Wasatch Long/Short Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

h-2(g).

Notice to Investment Accounting Agreement by and between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

h-3.

Transfer Agency Agreement by and between the Registrant and UMB Fund Services, Inc. (“UMBFS”) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 2, 2010.

h-3(a).

Amended Schedule A to the Transfer Agency Agreement by and between the Registrant and UMBFS is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 20, 2012.

h-3(b).

Amended Schedule A to the Transfer Agency Agreement by and between the Registrant and UMBFS is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

h-3(c).

Form of Amended Schedule A to the Transfer Agency Agreement by and between the Registrant and UMBFS is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

h-3(d).

Amended Schedule A to the Transfer Agency Agreement by and between the Registrant and UMBFS is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

h-3(e).

Amended Schedule A to the Transfer Agency Agreement by and between the Registrant and UMBFS is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

h-4.	Amended and Restated Expense Limitation Agreement by and between the Registrant and the Advisor is filed herewith.

i-1.

Opinion and consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on March 31, 2010.

i-2.

Opinion and consent of Counsel with respect to the Wasatch Emerging India Fund incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

i-3.

Opinion and consent of Bingham McCutchen LLP with respect to the Wasatch Emerging India Fund incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 12, 2011.

5

i-4.

Opinion and consent of Counsel with respect to share classes is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

i-5.

Opinion and consent of Bingham McCutchen LLP with respect to share classes is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

i-6.

Opinion and consent of Counsel with respect to the Wasatch Frontier Emerging Small Countries Fund is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

i-7.

Opinion and consent of Bingham McCutchen LLP with respect to the Wasatch Frontier Emerging Small Countries Fund is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2012.

i-8.

Opinion and consent of Counsel with respect to the Wasatch Emerging Markets Select Fund is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 20, 2012.

i-9.

Opinion and consent of Bingham McCutchen LLP with respect to the Wasatch Emerging Markets Select Fund is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 20, 2012.

i-10.

Opinion and consent of Counsel with respect to the Institutional Class shares of Wasatch Emerging India Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Frontier Emerging Small Countries Fund, Wasatch Global Opportunities Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, and Wasatch Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

i-11.

Opinion and consent of Morgan, Lewis & Bockius LLP with respect to the Institutional Class shares of Wasatch Emerging India Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Frontier Emerging Small Countries Fund, Wasatch Global Opportunities Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, and Wasatch Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2016.

i-12.

Opinion and consent of Counsel with respect to the Investor Class and Institutional Class shares of Wasatch Global Select Fund and Wasatch International Select Fund is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

i-13.

Opinion and consent of Morgan, Lewis & Bockius LLP with respect to the Investor Class and Institutional Class shares of Wasatch Global Select Fund and Wasatch International Select Fund is incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2019.

6

i-14.

Opinion and consent of Counsel with respect to the Institutional Class shares of Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund and Wasatch Ultra Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2020.

i-15.

Opinion and consent of Morgan, Lewis & Bockius LLP with respect to the Institutional Class shares of Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund and Wasatch Ultra Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2020.

i-16.

Opinion and consent of Counsel with respect to the Investor Class and Institutional Class shares of Wasatch Greater China Fund is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

i-17.

Opinion and consent of Morgan, Lewis & Bockius LLP with respect to the Investor Class and Institutional Class shares of the Wasatch Greater China Fund is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 23, 2020.

i-18.

Opinion and consent of Counsel with respect to the Investor Class and Institutional Class shares of the Wasatch Long/Short Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

i-19.

Opinion and consent of Morgan, Lewis & Bockius LLP with respect to the Investor Class and Institutional Class shares of the Wasatch Long/Short Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

i-20.

Opinion and consent of Counsel with respect to the Investor Class and Institutional Class shares of the Wasatch U.S. Select Fund is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

i-21.

Opinion and consent of Morgan, Lewis & Bockius LLP with respect to the Investor Class and Institutional Class shares of the Wasatch U.S. Select Fund is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

j.	Consent of Independent Registered Public Accountant is filed herewith.

k.	Not applicable.

l.	Not applicable.

m.	Not applicable.

n.	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on June 13, 2022.

p-1.

Code of Ethics of the Advisor and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2021.

7

p-2.

Code of Ethics of Hoisington Investment Management Company is incorporated herein by reference to exhibit p-2 of Post-Effective Amendment No. 37 to the Predecessor Registrant’s Registration Statement on Form N-1A filed with the Commission on January 31, 2007.

q-1.	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012.

q-2.	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2015.

q-3.	Power of Attorney is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 31, 2020.

q-4.	Power of Attorney is filed herewith.

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Label Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29.	Persons Controlled by or Under Common Control with Registrant

Registrant is controlled by its Board of Trustees. Registrant neither controls any person nor is under common control with any other person.

Item 30.	Indemnification

Under Section 9.2 of the Registrant’s Declaration of Trust, no person who is or has been a Trustee, officer, or employee of the Registrant shall be subject to any personal liability whatsoever to any party, including natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign, (“Person”) other than the Registrant or its shareholders, in connection with the affairs of the Registrant; and all Persons shall look solely to the property of the Registrant or of a series for satisfaction of claims of any nature arising in connection with the affairs of the Registrant or such series.

The Declaration of Trust provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Registrant or the Trustees or any of them in connection with the Registrant shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Registrant’s shareholders shall be personally liable thereon.

The Declaration of Trust provides that all Persons extending credit to, contracting with or having any claim against the Registrant or a series shall look only to the assets of the property of the Registrant or such series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Registrant’s officers or employees, whether past, present or future, shall be personally liable therefor.

The Declaration of Trust provides that no person who is or has been a Trustee, officer or employee of the Registrant shall be liable to the Registrant or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

8

Furthermore, the Declaration of Trust provides that without limiting the foregoing limitations of liability contained in Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Registrant or a series, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 9.5 of the Registrant’s Declaration of Trust provides that subject to certain exceptions and limitations, every person who is, or has been, a Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees or agents of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (hereafter, a “Covered Person”), shall be indemnified by the Registrant or applicable series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 13 of the Distribution Agreement by and between Wasatch Funds Trust (the “Fund”) and ALPS Distributors, Inc., a Colorado corporation (“ALPS”) provides that:

Indemnification - The Fund agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case (i) is the indemnity of the Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Fund to be liable under its indemnity agreement contained in the paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any suit and retain counsel, the Distributor,

9

officers or directors or controlling person(s), defendant(s) in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers or directors or controlling person(s) or defendant(s) in the suit for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers in connection with the issuance or sale of any of the Shares.

The Distributor also covenants and agrees that it will indemnify and hold harmless the Fund and each of its officers and person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging (a) any wrongful act of the Distributor or any of its employees or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, statement of additional information, (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case (i) is the indemnity of the Distributor in favor of the Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or defendant(s) in the suit. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the Fund or controlling person(s), defendant(s) in the suit, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Fund, officers or controlling person(s), defendant(s) in the suit, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify the Fund promptly of the commencement of any litigation or proceedings against it in connection with the Fund and sale of any of the Shares.

Item 31.	Business and Other Connections of Investment Advisor

Wasatch Advisors LP (doing business as Wasatch Global Investors)

Wasatch Global Investors (the “Advisor”) acts as the investment advisor for employee benefit plans, other tax-free plans including individual retirement accounts, Keoghs, endowments and foundations, and taxable accounts in addition to the twenty series of the Registrant. The Advisor, organized in September 1975, has been in the business of investment management since November 1975. In January 2023, the Advisor underwent a corporate restructuring. Under the new structure Wasatch Advisors, Inc. converted into Wasatch Advisors LP. Wasatch Advisor Holdings, LP was created to act as a holding company of the Advisor. In turn, the holding company is 100% owned by the employees of the Advisor through two separate entities, Wasatch Employee Partners, LP and WA Holdings, Inc. Each of the LP entities has a common general partner, Wasatch GP LLC, which is indirectly owned and controlled by employees of the Advisor. The new structure was implemented to provide tax efficiency and flexibility to the Advisor in administering its employee equity program.

Certain information regarding each officer and director of the Advisor including each business, profession, vocation or employment of a substantial nature in which each such person is or has been engaged at any time during the past two fiscal years is set forth below.

10

Name	Position with Advisor	Other Substantial Business, Profession, Vocation or Employment

Eric S. Bergeson	President and Director	- -

Michael K. Yeates	Chief Financial Officer, Vice President, and Director	- -

J.B. Taylor	Chief Executive Officer and Director	- -

Daniel D. Thurber	General Counsel, Vice President, Secretary, Chief Compliance Officer and Director	- -

Jeffrey Cardon	Director	- -

Ajay Krishnan	Portfolio Manager and Director	- -

Hollie Strasburg	Director of Operations and Director	- -

Catherine Swenson	Director of Client Relations and Director

For further information relating to the Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Wasatch Global Investors – SEC File No. 801-11095.

Hoisington Investment Management Company

Hoisington Investment Management Company (“HIMCO” or the “Sub-Advisor”) is the sub-advisor to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO is a Texas corporation, and its principal place of business is 6836 Bee Caves Road, Building 2, #100, Austin, Texas 78746-6464. The principal executive officers of the Sub-Advisor and their positions are:

Name	Position with Sub-Advisor	Other Substantial Business, Profession, Vocation or Employment

Hoisington, Van Robert	Chief Executive Officer, Chairman of the Strategic Investment Committee	- -

Hoisington, Jr., Van Robert	President, Chief Operating Officer, Treasurer, Member of Strategic Investment Committee	- -

Hoisington, David Maxwell	Executive Vice President, Vice Chairman of the Strategic Investment Committee, Chief Compliance Officer, Secretary	- -

Hunt, Lacy Harris	Executive Vice President, Chief Economist, Member of Strategic Investment Committee	- -

Dahlheim, John	Senior Vice President, Member of Strategic Investment Committee	- -

Hoisington, E. Jeanne	Vice President	- -

For further information relating to the Sub-Advisor’s officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Hoisington Investment Management Company – SEC File No. 801-15602.

Item 32.	Principal Underwriters

(a)   ALPS Distributors, Inc acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 1WS Credit Income Fund, abrdn ETFs, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Private Equity Opportunities and Commitments Fund, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, Emerge ETF Trust, ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Multi-Alternative Income Fund, FS Series Trust, FS MVP Private

11

Markets Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Longevity Risk Premium Fixed Income Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, The Arbitrage Funds, Themes ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund

Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None

Brian N. Schell**	Vice President & Treasurer	None

Eric Parsons	Vice President, Controller and Assistant Treasurer	None

Jason White***	Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Eric Theroff^	Assistant Secretary	None

Adam Girard^^	Tax Officer	None

Liza Price	Vice President, Managing Counsel	None

Jed Stahl	Vice President, Managing Counsel	None

Terence Digan	Vice President	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	None

Item 33.	Location of Accounts and Records

1.	Wasatch Global Investors, 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108 (records relating to its function as investment advisor).
2.

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 and One Congress Street, Boston, MA 02111 (records relating to its function as custodian, administrator and fund accounting servicing agent).

12

3.	UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212 (records relating to its function as transfer agent and shareholder servicing agent).
4.	ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 (records relating to its function as distributor).
5.	Hoisington Investment Management Company, 6836 Bee Caves Road, Building 2, #100, Austin, Texas 78746-6464 (records relating to its function as sub-advisor).

Item 34.	Management Services

Other than as set forth under the section “Management” in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Trust” and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 35.	Undertakings

None.

13

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 124 to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 124 under the Securities Act of 1933, as amended and Post-Effective Amendment No. 126 under the Investment Company Act of 1940, as amended to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, and the State of Utah on the 26th day of January, 2024.

WASATCH FUNDS TRUST

By	/s/ Eric S. Bergeson
Eric S. Bergeson
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric S. Bergeson Eric S. Bergeson	President and Trustee (principal executive officer)	January 26, 2024

/s/ Kara H. Becker Kara H. Becker	Treasurer (principal financial and accounting officer)	January 26, 2024

Heikki Rinne* Heikki Rinne	Trustee	January 26, 2024

Kristen M. Fletcher* Kristen M. Fletcher	Trustee	January 26, 2024

Mark Robinson* Mark Robinson	Trustee	January 26, 2024

Kate Fleming* Kate Fleming	Trustee	January 26, 2024

*/s/ Russell L. Biles Russell L. Biles Attorney-in-Fact January 26, 2024

*Signed pursuant to a power of attorney incorporated herein by reference to Exhibit q-1 in Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 2, 2012, a power of attorney incorporated herein by reference to Exhibit q-2 in Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 28, 2015, power of attorney incorporated herein by reference to Exhibit q-3 in Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 31, 2020 and power of attorney filed herewith as Exhibit q-4.

Exhibit Index

d-1.	Amended and Restated Advisory and Service Contract
d-2.	Amended and Restated Sub-Advisory Agreement
h-4.	Amended and Restated Expense Limitation Agreement
j.	Consent of Independent Registered Public Accountant
q-4.	Power of Attorney

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Label Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase